Document and Entity Information	12 Months Ended
Mar. 31, 2012
Document Information [Line Items]
Document Type	6-K
Amendment Flag	false
Document Period End Date	Mar 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Trading Symbol	SNE
Entity Registrant Name	SONY CORP
Entity Central Index Key	0000313838
Current Fiscal Year End Date	--03-31

Consolidated Balance Sheets (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Current assets:
Cash and cash equivalents	¥ 894,576	¥ 1,014,412
Marketable securities	680,913	646,171
Notes and accounts receivable, trade	840,924	834,221
Allowance for doubtful accounts and sales returns	(71,009)	(90,531)
Inventories	707,052	704,043
Other receivables	202,044	215,181
Deferred income taxes	36,769	133,059
Prepaid expenses and other current assets	463,693	387,490
Total current assets	3,754,962	3,844,046
Film costs	270,048	275,389
Investments and advances:
Affiliated companies	36,800	221,993
Securities investments and other	6,282,676	5,670,662
Long-term Investments, Total	6,319,476	5,892,655
Property, plant and equipment:
Land	139,413	145,968
Buildings	817,730	868,615
Machinery and equipment	1,957,134	2,016,956
Construction in progress	35,648	53,219
Property, Plant and Equipment, Gross, Total	2,949,925	3,084,758
Less - Accumulated depreciation	2,018,927	2,159,890
Property, plant and equipment, net	930,998	924,868
Other assets:
Intangibles, net	503,699	391,122
Goodwill	576,758	469,005
Deferred insurance acquisition costs	441,236	428,262
Deferred income taxes	100,460	300,702
Other	398,030	385,073
Other noncurrent asset	2,020,183	1,974,164
Total assets	13,295,667	12,911,122
Current liabilities:
Short-term borrowings	99,878	53,737
Current portion of long-term debt	310,483	109,614
Notes and accounts payable, trade	758,680	793,275
Accounts payable, other and accrued expenses	1,073,241	1,013,037
Accrued income and other taxes	63,396	87,396
Deposits from customers in the banking business	1,761,137	1,647,752
Other	463,166	430,488
Total current liabilities	4,529,981	4,135,299
Long-term debt	762,226	812,235
Accrued pension and severance costs	309,375	271,320
Deferred income taxes	284,499	306,227
Future insurance policy benefits and other	3,208,843	2,924,121
Policyholders' account in the life insurance business	1,449,644	1,301,252
Other	240,978	204,766
Total liabilities	10,785,546	9,955,220
Redeemable noncontrolling interest	20,014	19,323
Commitments and contingent liabilities
Sony Corporation's stockholders' equity:
Common stock, no par value - 2011 - Shares authorized: 3,600,000,000, shares issued: 1,004,636,664 2012 - Shares authorized: 3,600,000,000, shares issued: 1,004,638,164	630,923	630,921
Additional paid-in capital	1,160,236	1,159,666
Retained earnings	1,084,462	1,566,274
Accumulated other comprehensive income -
Unrealized gains on securities, net	64,882	50,336
Unrealized losses on derivative instruments, net	(1,050)	(1,589)
Pension liability adjustment	(186,833)	(152,165)
Foreign currency translation adjustments	(719,092)	(700,786)
Accumulated Other Comprehensive Income (Loss), Net of Tax, Total	(842,093)	(804,204)
Treasury stock, at cost Common stock 2011 - 1,051,588 shares 2012 - 1,061,803 shares	(4,637)	(4,670)
Stockholders' Equity Attributable to Parent, Total	2,028,891	2,547,987
Noncontrolling interests	461,216	388,592
Total equity	2,490,107	2,936,579
Total liabilities and equity	¥ 13,295,667	¥ 12,911,122

Consolidated Balance Sheets (Parenthetical) (JPY ¥)	Mar. 31, 2012	Mar. 31, 2011
Common stock, par value
Common stock, shares authorized	3,600,000,000	3,600,000,000
Common stock, shares issued	1,004,638,164	1,004,636,664
Treasury stock, common stock shares	1,061,803	1,051,588

Consolidated Statements of Income (JPY ¥) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Sales and operating revenue:
Net sales	¥ 5,526,611	¥ 6,304,401	¥ 6,293,005
Financial services revenue	868,971	798,495	838,300
Other operating revenue	97,630	78,377	82,693
Sales and operating revenue, Total	6,493,212	7,181,273	7,213,998
Costs and expenses:
Cost of sales	4,386,447	4,831,363	4,892,563
Selling, general and administrative	1,375,887	1,501,813	1,544,890
Financial services expenses	736,050	675,788	671,550
Other operating (income) expense, net	(59,594)	(13,450)	42,988
Costs and Expenses, Total	6,438,790	6,995,514	7,151,991
Equity in net income (loss) of affiliated companies	(121,697)	14,062	(30,235)
Operating income (loss)	(67,275)	199,821	31,772
Other income:
Interest and dividends	15,101	11,783	13,191
Gain on sale of securities investments, net	671	14,325	9,953
Foreign exchange gain, net		9,297
Other	7,706	9,561	20,690
Other income, Total	23,478	44,966	43,834
Other expenses:
Interest	23,432	23,909	22,505
Loss on devaluation of securities investments	3,604	7,669	2,946
Foreign exchange loss, net	5,089		10,876
Other	7,264	8,196	12,367
Other expenses, Total	39,389	39,774	48,694
Income (loss) before income taxes	(83,186)	205,013	26,912
Income taxes:
Current	108,545	117,918	79,120
Deferred	206,694	307,421	(65,162)
Income tax expense, Total	315,239	425,339	13,958
Net income (loss)	(398,425)	(220,326)	12,954
Less - Net income attributable to noncontrolling interests	58,235	39,259	53,756
Net loss attributable to Sony Corporation's stockholders	¥ (456,660)	¥ (259,585)	¥ (40,802)
Net loss attributable to Sony Corporation's stockholders per share
- Basic	¥ (455.03)	¥ (258.66)	¥ (40.66)
- Diluted	¥ (455.03)	¥ (258.66)	¥ (40.66)
Cash dividends	¥ 25	¥ 25	¥ 25

Consolidated Statements of Cash Flows (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Cash flows from operating activities:
Net income (loss)	¥ (398,425)	¥ (220,326)	¥ 12,954
Adjustments to reconcile net income (loss) to net cash provided by operating activities -
Depreciation and amortization, including amortization of deferred insurance acquisition costs	319,594	325,366	371,004
Amortization of film costs	188,836	250,192	277,665
Stock-based compensation expense	1,952	1,952	2,202
Accrual for pension and severance costs, less payments	36,647	(15,229)	(9,763)
Other operating (income) expense, net	(59,594)	(13,450)	42,988
(Gain) loss on sale or devaluation of securities investments, net	2,933	(6,656)	(7,007)
(Gain) loss on revaluation of marketable securities held in the financial services business for trading purposes, net	(21,080)	10,958	(49,837)
(Gain) loss on revaluation or impairment of securities investments held in the financial services business, net	2,819	5,080	(53,984)
Deferred income taxes	206,694	307,421	(65,162)
Equity in net (income) loss of affiliated companies, net of dividends	138,772	(11,479)	36,183
Changes in assets and liabilities:
(Increase) decrease in notes and accounts receivable, trade	4,427	104,515	(53,306)
(Increase) decrease in inventories	29,778	(112,089)	148,584
Increase in film costs	(186,783)	(244,063)	(296,819)
Increase (decrease) in notes and accounts payable, trade	(59,410)	(18,119)	262,032
Increase (decrease) in accrued income and other taxes	(44,635)	(8,020)	71,939
Increase in future insurance policy benefits and other	332,728	278,897	284,972
Increase in deferred insurance acquisition costs	(68,634)	(69,196)	(71,999)
Increase in marketable securities held in the financial services business for trading purposes	(39,161)	(30,102)	(8,335)
Increase in other current assets	(35,181)	(89,473)	(32,405)
Increase in other current liabilities	10,595	56,076	5,321
Other	156,667	113,990	45,680
Net cash provided by operating activities	519,539	616,245	912,907
Cash flows from investing activities:
Payments for purchases of fixed assets	(382,549)	(253,688)	(338,050)
Proceeds from sales of fixed assets	22,661	18,743	15,671
Proceeds from sales of businesses	8,430	99,335	22,084
Payment for Sony Ericsson acquisition, net of cash acquired	(71,843)
Other	28,955	(8,964)	(4,854)
Net cash used in investing activities	(882,886)	(714,439)	(746,004)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	216,887	1,499	510,128
Payments of long-term debt	(112,043)	(216,212)	(144,105)
Increase (decrease) in short-term borrowings, net	(26,158)	6,120	(250,252)
Increase in deposits from customers in the financial services business, net	211,597	229,327	276,454
Dividends paid	(25,078)	(25,098)	(25,085)
Other	(7,869)	(5,748)	(2,126)
Net cash provided by (used in) financing activities	257,336	(10,112)	365,014
Effect of exchange rate changes on cash and cash equivalents	(13,825)	(68,890)	(1,098)
Net increase (decrease) in cash and cash equivalents	(119,836)	(177,196)	530,819
Cash and cash equivalents at beginning of the fiscal year	1,014,412	1,191,608	660,789
Cash and cash equivalents at end of the fiscal year	894,576	1,014,412	1,191,608
Cash paid during the fiscal year for -
Income taxes	127,643	116,376	60,022
Interest	20,276	20,583	19,821
Non-cash investing and financing activities -
Obtaining assets by entering into capital leases	56,403	3,738	2,553
Collections of deferred proceeds from sales of receivables -	132,636	153,550
Financial Services
Adjustments to reconcile net income (loss) to net cash provided by operating activities -
Depreciation and amortization, including amortization of deferred insurance acquisition costs	56,322	62,077	56,531
Cash flows from investing activities:
Payments for investments and advances	(1,028,150)	(1,458,912)	(1,581,841)
Proceeds from sales or return of investments and collections of advances	474,466	874,031	1,128,500
Other than financial service business
Cash flows from investing activities:
Payments for investments and advances	(28,021)	(15,316)	(41,838)
Proceeds from sales or return of investments and collections of advances	¥ 93,165	¥ 30,332	¥ 54,324

Consolidated Statements of Changes in Stockholders' Equity (JPY ¥) In Millions, unless otherwise specified	Total	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive income	Treasury stock, at cost	Sony Corporation's stockholders' equity	Noncontrolling interests
Beginning Balance at Mar. 31, 2009	¥ 3,216,602	¥ 630,765	¥ 1,155,034	¥ 1,916,951	¥ (733,443)	¥ (4,654)	¥ 2,964,653	¥ 251,949
Exercise of stock acquisition rights	120	57	57				114	6
Stock-based compensation	2,174		2,174				2,174
Comprehensive income:
Net income (loss)	12,954			(40,802)			(40,802)	53,756
Other comprehensive income, net of tax -
Unrealized gains (losses) on securities	48,794				32,267		32,267	16,527
Unrealized gains (losses) on derivative Instruments	1,550				1,548		1,548	2
Pension liability adjustment	23,693				23,720		23,720	(27)
Foreign currency translation adjustments	6,507				6,850		6,850	(343)
Total comprehensive income (loss)	93,498						23,583	69,915
Dividends declared	(30,487)			(25,088)			(25,088)	(5,399)
Purchase of treasury stock	(139)					(139)	(139)
Reissuance of treasury stock	61			(57)		118	61
Transactions with noncontrolling interests shareholders and other	3,726		547				547	3,179
Ending Balance at Mar. 31, 2010	3,285,555	630,822	1,157,812	1,851,004	(669,058)	(4,675)	2,965,905	319,650
Exercise of stock acquisition rights	220	99	99				198	22
Stock-based compensation	1,782		1,782				1,782
Comprehensive income:
Net income (loss)	(220,326)			(259,585)			(259,585)	39,259
Other comprehensive income, net of tax -
Unrealized gains (losses) on securities	(15,517)				(12,001)		(12,001)	(3,516)
Unrealized gains (losses) on derivative Instruments	(1,553)				(1,553)		(1,553)
Pension liability adjustment	(3,299)				(3,176)		(3,176)	(123)
Foreign currency translation adjustments	(119,032)				(118,416)		(118,416)	(616)
Total comprehensive income (loss)	(359,727)						(394,731)	35,004
Stock issue costs, net of tax	(8)			(8)			(8)
Dividends declared	(31,688)			(25,089)			(25,089)	(6,599)
Purchase of treasury stock	(111)					(111)	(111)
Reissuance of treasury stock	68			(48)		116	68
Transactions with noncontrolling interests shareholders and other	40,488		(27)				(27)	40,515
Ending Balance at Mar. 31, 2011	2,936,579	630,921	1,159,666	1,566,274	(804,204)	(4,670)	2,547,987	388,592
Exercise of stock acquisition rights	169	2	2				4	165
Stock-based compensation	1,838		1,838				1,838
Comprehensive income:
Net income (loss)	(398,425)			(456,660)			(456,660)	58,235
Other comprehensive income, net of tax -
Unrealized gains (losses) on securities	20,557				14,546		14,546	6,011
Unrealized gains (losses) on derivative Instruments	539				539		539
Pension liability adjustment	(33,173)				(34,668)		(34,668)	1,495
Foreign currency translation adjustments	(17,911)				(18,306)		(18,306)	395
Total comprehensive income (loss)	(428,413)						(494,549)	66,136
Stock issue costs, net of tax	(1)			(1)			(1)
Dividends declared	(32,850)			(25,090)			(25,090)	(7,760)
Purchase of treasury stock	(79)					(79)	(79)
Reissuance of treasury stock	51			(61)		112	51
Transactions with noncontrolling interests shareholders and other	12,813		(1,270)				(1,270)	14,083
Ending Balance at Mar. 31, 2012	¥ 2,490,107	¥ 630,923	¥ 1,160,236	¥ 1,084,462	¥ (842,093)	¥ (4,637)	¥ 2,028,891	¥ 461,216

Nature of Operations	12 Months Ended
Mar. 31, 2012
Nature of Operations
1.	Nature of operations

Sony Corporation and its consolidated subsidiaries (hereinafter collectively referred to as “Sony”) are engaged in the development, design, manufacture, and sale of various kinds of electronic equipment, instruments, and devices for consumer, professional and industrial markets as well as game consoles and software. Sony’s primary manufacturing facilities are located in Asia including Japan. Sony also utilizes third-party contract manufacturers for certain products. Sony’s products are marketed throughout the world by sales subsidiaries and unaffiliated distributors as well as direct sales via the Internet. Sony is engaged in the development, production and acquisition, manufacture, marketing, distribution and broadcasting of image-based software, including motion picture, home entertainment and television products. Sony is also engaged in the development, production, manufacture, and distribution of recorded music. Further, Sony is also engaged in various financial services businesses, including life and non-life insurance operations through its Japanese insurance subsidiaries and banking operations through a Japanese Internet-based banking subsidiary. In addition to the above, Sony is engaged in a network services business and an advertising agency business in Japan.

Summary of Significant Accounting Policies	12 Months Ended
Mar. 31, 2012
Summary of Significant Accounting Policies
2.	Summary of significant accounting policies

The accompanying consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Certain adjustments and reclassifications have been incorporated in the accompanying consolidated financial statements to conform with U.S. GAAP. These adjustments were not recorded in the statutory books and records as Sony Corporation and its subsidiaries in Japan maintain their records and prepare their statutory financial statements in accordance with accounting principles generally accepted in Japan while its foreign subsidiaries maintain their records and prepare their financial statements in conformity with accounting principles generally accepted in the countries of their domiciles.

(1)	Significant accounting policies:

Basis of consolidation and accounting for investments in affiliated companies -

The consolidated financial statements include the accounts of Sony Corporation and its majority-owned subsidiary companies, general partnerships and other entities in which Sony has a controlling interest, and variable interest entities for which Sony is the primary beneficiary. All intercompany transactions and accounts are eliminated. Investments in business entities in which Sony does not have control, but has the ability to exercise significant influence over operating and financial policies, generally through 20-50% ownership, are accounted for under the equity method. In addition, investments in general partnerships in which Sony does not have a controlling interest and limited partnerships are also accounted for under the equity method if more than minor influence over the operation of the investee exists (generally through more than 3-5% ownership). When the interest in the partnership is so minor that Sony has no significant influence over the operation of the investee, the cost method is used. Under the equity method, investments are stated at cost plus/minus Sony’s portion of equity in undistributed earnings or losses. Sony’s equity in current earnings or losses of such entities is reported net of income taxes and is included in operating income (loss) after the elimination of unrealized intercompany profits. If the value of an investment has declined and is judged to be other-than-temporary, the investment is written down to its estimated fair value.

On occasion, a consolidated subsidiary or an affiliated company accounted for by the equity method may issue its shares to third parties in either a public or private offering or upon conversion of convertible debt to common stock at amounts per share in excess of or less than Sony’s average per share carrying value. With respect to such transactions, the resulting gains or losses arising from the change in interest are recorded in earnings for the year the change in interest transaction occurs, while a change in interest of a consolidated subsidiary that does not result in a change in control is accounted for as a capital transaction and no gains or losses are recorded in earnings.

The excess of the cost over the underlying net equity of investments in consolidated subsidiaries and affiliated companies accounted for on an equity basis is allocated to identifiable tangible and intangible assets and liabilities based on fair values at the date of acquisition. The unassigned residual value of the excess of the cost over Sony’s underlying net equity is recognized as goodwill as a component of the investment balance.

Use of estimates -

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining the valuation of investment securities, valuation of inventories, fair values of long-lived assets, fair values of goodwill, intangible assets and assets and liabilities assumed in business combinations, product warranty liability, pension and severance plans, valuation of deferred tax assets, uncertain tax positions, film costs, and insurance related liabilities. Actual results could differ from those estimates.

Translation of foreign currencies -

All asset and liability accounts of foreign subsidiaries and affiliates are translated into Japanese yen at appropriate fiscal year end current exchange rates and all income and expense accounts are translated at exchange rates that approximate those rates prevailing at the time of the transactions. The resulting translation adjustments are accumulated as a component of accumulated other comprehensive income. Upon remeasurement of a previously held equity interest in accordance with the accounting guidance for business combinations achieved in stages, accumulated translation adjustments, if any, remain as a component of accumulated other comprehensive income as there has not been sale or complete or substantially complete liquidation of the net investment.

Receivables and payables denominated in foreign currencies are translated at appropriate fiscal year end exchange rates and the resulting translation gains or losses are taken into income.

Cash and cash equivalents -

Cash and cash equivalents include all highly liquid investments, with original maturities of three months or less, that are readily convertible to known amounts of cash and are so near maturity that they present insignificant risk of changes in value because of changes in interest rates.

Marketable debt and equity securities -

Debt and equity securities designated as available-for-sale, whose fair values are readily determinable, are carried at fair value with unrealized gains or losses included as a component of accumulated other comprehensive income, net of applicable taxes. Debt and equity securities classified as trading securities are carried at fair value with unrealized gains or losses included in income. Debt securities that are expected to be held-to-maturity are carried at amortized cost. Individual securities classified as either available-for-sale or held-to-maturity are reduced to fair value by a charge to income for other-than-temporary declines in fair value. Realized gains and losses are determined on the average cost method and are reflected in income.

Sony regularly evaluates its investment portfolio to identify other-than-temporary impairments of individual securities. Factors that are considered by Sony in determining whether an other-than-temporary decline in value has occurred include: the length of time and extent to which the market value of the security has been less than its original cost, the financial condition, operating results, business plans and estimated future cash flows of the issuer of the security, other specific factors affecting the market value, deterioration of the credit condition of the issuers, sovereign risk, and whether or not Sony is able to retain the investment for a period of time sufficient to allow for the anticipated recovery in market value.

In evaluating the factors for available-for-sale securities whose fair values are readily determinable, Sony presumes a decline in value to be other-than-temporary if the fair value of the security is 20 percent or more below its original cost for an extended period of time (generally for a period of up to six months). This criterion is employed as a threshold to identify securities which may have a decline in value that is other-than-temporary. The presumption of an other-than-temporary impairment in such cases may be overcome if there is evidence to support that the decline is temporary in nature due to the existence of other factors which overcome the duration or magnitude of the decline. On the other hand, there may be cases where impairment losses are recognized when the decline in the fair value of the security is not more than 20 percent or such decline has not existed for an extended period of time, as a result of considering specific factors which may indicate the decline in the fair value is other-than-temporary.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in income depends on whether Sony intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost. If the debt security meets either of these two criteria, the other-than-temporary impairment is recognized in income, measured as the entire difference between the security’s amortized cost and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in income is a credit loss equal to the difference between the amortized cost of the debt security and its net present value calculated by discounting Sony’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in accumulated other comprehensive income. Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in income are presented as a separate component of accumulated other comprehensive income.

Equity securities in non-public companies -

Equity securities in non-public companies are primarily carried at cost if fair value is not readily determinable. If the carrying value of a non-public equity investment is estimated to have declined and such decline is judged to be other-than-temporary, Sony recognizes the impairment of the investment and the carrying value is reduced to its fair value. Determination of impairment is based on the consideration of several factors, including operating results, business plans and estimated future cash flows. Fair value is determined through the use of various methodologies such as discounted cash flows, valuation of recent financings and comparable valuations of similar companies.

Allowance for doubtful accounts -

Sony maintains an allowance for doubtful accounts to reserve for potentially uncollectible receivables. Sony reviews accounts receivable by amounts due by customers which are past due to identify specific customers with known disputes or collectability issues. In determining the amount of the reserve, Sony makes judgments about the creditworthiness of customers based on past collection experience and ongoing credit risk evaluations.

Inventories -

Inventories in the Imaging Products & Solutions (“IP&S”), Game, Mobile Products & Communications (“MP&C”), Home Entertainment & Sound (“HE&S”), Devices and Music segments as well as non-film inventories for the Pictures segment are valued at cost, not in excess of market, cost being determined on the “average cost” basis except for the cost of finished products carried by certain subsidiary companies which is determined on the “first-in, first-out” basis, including the inventories of certain subsidiary companies in the MP&C segment. The market value of inventory is determined as the net realizable value – i.e., estimated selling price in the ordinary course of business less predictable costs of completion and disposal. Sony does not consider a normal profit margin when calculating the net realizable value.

Other receivables -

Other receivables include receivables which relate to arrangements with certain component manufacturers whereby Sony procures goods, including product components, for these component manufacturers and is reimbursed for the related purchases. No revenue or profit is recognized on these transfers. Sony usually will repurchase the inventory at a later date from the component manufacturers as either finished goods inventory or as partially assembled product.

Film costs -

Film costs include direct production costs, production overhead and acquisition costs for both motion picture and television productions and are stated at the lower of unamortized cost or estimated fair value and classified as noncurrent assets. Film costs are amortized and the estimated liabilities for residuals and participations are accrued using an individual-film-forecast method based on the ratio of current period actual revenues to the estimated remaining total revenues. Film costs also include broadcasting rights which consist of acquired programming to be aired on Sony’s worldwide channel network and are recognized when the license period begins and the program is available for use. Broadcasting rights are stated at the lower of unamortized cost or net realizable value, classified as either current or noncurrent assets based on timing of expected use, and amortized based on estimated usage or on a straight-line basis over the useful life, as appropriate. Estimates used in calculating the fair value of the film costs and the net realizable value of the broadcasting rights are based upon assumptions about future demand and market conditions and are reviewed on a periodic basis.

Property, plant and equipment and depreciation -

Property, plant and equipment are stated at cost. Depreciation of property, plant and equipment is computed on the declining-balance method for Sony Corporation and its Japanese subsidiaries, except for certain semiconductor manufacturing facilities and buildings whose depreciation is computed on the straight-line method over the estimated useful life of the assets. Depreciation of property, plant and equipment for foreign subsidiaries is also computed on the straight-line method. Useful lives for depreciation range from two to 50 years for buildings and from two to 10 years for machinery and equipment. Significant renewals and additions are capitalized at cost. Maintenance and repairs, and minor renewals and betterments are charged to income as incurred.

Goodwill and other intangible assets -

Goodwill and certain other intangible assets that are determined to have an indefinite useful life are not amortized and are tested annually for impairment during the fourth quarter of the fiscal year and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value below its carrying amount. Goodwill impairment is determined using a two-step process. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of a reporting unit with its carrying amount, including goodwill. Reporting units are Sony’s operating segments or one level below the operating segments. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired and the second step of the impairment test is not performed. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any. The second step of the goodwill impairment test compares the implied fair value of the reporting unit’s goodwill with the carrying amount of that goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess. Fair value of reporting units and indefinite lived intangible assets is generally determined using a discounted cash flow analysis. This approach uses significant estimates and assumptions including projected future cash flows, the timing of such cash flows, discount rates reflecting the risk inherent in future cash flows, perpetual growth rates, determination of appropriate comparable entities and the determination of whether a premium or discount should be applied to comparables. In addition to the estimates of future cash flows, two of the most significant estimates involved in the determination of fair value of the reporting units are the discount rates and perpetual growth rate applied to terminal values used in the discounted cash flow analysis. The discount rates used in the cash flow models for the goodwill impairment testing consider market and industry data as well as specific risk factors for each reporting unit. The perpetual growth rates for the individual reporting units, for purposes of the terminal value determination, are generally set after an initial three-year forecasted period, although certain reporting units utilized longer forecasted periods, and are based on historical experience, market and industry data.

Intangible assets with finite useful lives mainly consist of patent rights, know-how, license agreements, customer relationships, trademarks, software to be sold, leased or otherwise marketed, music catalogs, artist contracts and television carriage agreements (broadcasting agreements). Patent rights, know-how, license agreements, trademarks and software to be sold, leased or otherwise marketed are generally amortized on a straight-line basis, generally, over three to eight years. Customer relationships, music catalogs, artist contracts and television carriage agreements (broadcasting agreements) are amortized on a straight-line basis, generally, over 10 to 40 years.

Software to be sold, leased, or marketed -

Sony accounts for software development costs in accordance with accounting guidance for the costs of software to be sold, leased, or marketed. The costs related to establishing the technological feasibility of a software product are expensed as incurred as a part of research and development in cost of sales. Costs that are incurred to produce the finished product after technological feasibility is established are capitalized and amortized to cost of sales over the estimated economic life, which is generally three years. The technological feasibility of game software is established when the product master is completed. Consideration to capitalize game software development costs before this point is limited to the development costs of games for which technological feasibility can be proven to be at an earlier stage. At each balance sheet date, Sony performs periodic reviews to ensure that unamortized capitalized software costs remain recoverable from future profits of the related software products.

Deferred insurance acquisition costs -

Costs that vary with and are primarily related to acquiring new insurance policies are deferred as long as they are recoverable. The deferred insurance acquisition costs include such items as commissions, medical examination costs and inspection report fees, and are subject to recoverability testing at least annually to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. The deferred insurance acquisition costs for traditional life insurance contracts are amortized over the premium-paying period of the related insurance policies using assumptions consistent with those used in computing policy reserves. The deferred insurance acquisition costs for non-traditional life insurance contracts are amortized over the expected life in proportion to the estimated gross profits.

Product warranty -

Sony provides for the estimated cost of product warranties at the time revenue is recognized. The product warranty is calculated based upon product sales, estimated probability of failure and estimated cost per claim. The variables used in the calculation of the provision are reviewed on a periodic basis.

Certain subsidiaries in the IP&S, MP&C and HE&S segments offer extended warranty programs. The consideration received for extended warranty service is deferred and recognized as revenue on a straight-line basis over the term of the extended warranty.

Future insurance policy benefits -

Liabilities for future insurance policy benefits are primarily comprised of the present value of estimated future payments to policyholders. These liabilities are computed by the net level premium method based upon the assumptions, including future investment yield, morbidity, mortality, withdrawals and other factors. These assumptions are reviewed on a periodic basis. Liabilities for future insurance policy benefits also include liabilities for guaranteed benefits related to certain non-traditional life and annuity contracts.

Policyholders’ account in the life insurance business -

Liabilities for policyholders’ account in the life insurance business represent the contract value that has accrued to the benefit of the policyholders as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balances.

Impairment of long-lived assets -

Sony reviews the recoverability of the carrying value of its long-lived assets held and used, other than goodwill and intangible assets with indefinite lives, and assets to be disposed of, whenever events or changes in circumstances indicate that the individual carrying amount of an asset or asset group may not be recoverable. Long-lived assets to be held and used are reviewed for impairment by comparing the carrying value of the asset or asset group with their estimated undiscounted future cash flows. If the cash flows are determined to be less than the carrying value of the asset or asset group, an impairment loss has occurred and the loss would be recognized during the period for the difference between the carrying value of the asset or asset group and estimated fair value. Long-lived assets that are to be disposed of other than by sale are considered held and used until they are disposed of. Long-lived assets that are to be disposed of by sale are reported at the lower of their carrying value or fair value less cost to sell and are not depreciated. Fair value is determined using the present value of estimated net cash flows or comparable market values. This approach uses significant estimates and assumptions including projected future cash flows, the timing of such cash flows, discount rates reflecting the risk inherent in future cash flows, perpetual growth rates applied to determine terminal values, determination of appropriate market comparables and the determination of whether a premium or discount should be applied to comparables.

Fair value measurement -

Sony measures fair value as an exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date.

The accounting guidance for fair value measurements specifies a hierarchy of inputs to valuation techniques based on the extent to which inputs used in measuring fair value are observable in the market. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect Sony’s assumptions about the assumptions that market participants would use in pricing the asset or liability. Observable market data is used if such data is available without undue cost and effort. Each fair value measurement is reported in one of three levels which is determined by the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

Level 1	—	Inputs are unadjusted quoted prices for identical assets and liabilities in active markets.

Level 2	—	Inputs are based on observable inputs other than level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-derived valuations, in which all significant inputs are observable in active markets.

Level 3	—	One or more significant inputs are unobservable.

When available, Sony uses unadjusted quoted market prices in active markets to measure fair value and classifies such items within level 1. If quoted market prices are not available, fair value is based upon internally developed valuation techniques that use, where possible, current market-based or independently sourced market parameters, such as interest rates, currency rates and option volatilities. Items valued using internally generated models are classified according to the lowest level input that is significant to the valuation. For certain financial assets and liabilities, Sony determines fair value using third-party information such as indicative quotes from dealers and quantitative input from investment advisors following Sony’s established valuation procedures including validation against internally developed prices. Additionally, Sony considers both counterparty credit risk and Sony’s own creditworthiness in determining fair value. Sony attempts to mitigate credit risk to third parties by entering into netting agreements and actively monitoring the creditworthiness of counterparties and its exposure to credit risk through the use of credit limits and by selecting major international banks and financial institutions as counterparties.

Transfers between levels are deemed to have occurred at the beginning of the each interim period in which the transfers occur.

Derivative financial instruments -

All derivatives are recognized as either assets or liabilities in the consolidated balance sheets at fair value. Changes in the fair value of derivative financial instruments are either recognized periodically in income or stockholders’ equity (as a component of accumulated other comprehensive income), depending on whether the derivative financial instrument qualifies as a hedge and the derivative is being used to hedge changes in fair value or cash flows.

The accounting guidance for hybrid financial instruments permits an entity to elect fair value remeasurement for any hybrid financial instrument if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under accounting guidance for derivative instruments and hedging activities. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irreversible. Certain subsidiaries in the Financial Services segment have hybrid financial instruments, disclosed in Note 7 as debt securities, that contain embedded derivatives where the entire instrument is carried at fair value.

In accordance with accounting guidance for derivative instruments and hedging activities, the various derivative financial instruments held by Sony are classified and accounted for as described below.

Fair value hedges

Changes in the fair value of derivatives designated and effective as fair value hedges for recognized assets or liabilities or unrecognized firm commitments are recognized in earnings as offsets to changes in the fair value of the related hedged assets or liabilities.

Cash flow hedges

Changes in the fair value of derivatives designated and effective as cash flow hedges for forecasted transactions or exposures associated with recognized assets or liabilities are initially recorded in other comprehensive income and reclassified into earnings when the hedged transaction affects earnings. Changes in the fair value of the ineffective portion are recognized in current period earnings.

Derivatives not designated as hedges

Changes in the fair value of derivatives that are not designated as hedges are recognized in current period earnings.

Assessment of hedges

When applying hedge accounting, Sony formally documents all hedging relationships between the derivatives designated as hedges and the hedged items, as well as its risk management objectives and strategies for undertaking various hedging activities. Sony links all hedges that are designated as fair value or cash flow hedges to specific assets or liabilities on the consolidated balance sheets or to the specific forecasted transactions. Sony also assesses, both at the inception of the hedge and on an on-going basis, whether the derivatives that are designated as hedges are highly effective in offsetting changes in fair value or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge, Sony discontinues hedge accounting. Hedge ineffectiveness, if any, is included in the current period earnings.

Stock-based compensation -

Sony accounts for stock-based compensation using the fair value based method, measured on the date of grant using the Black-Scholes option-pricing model. The expense is mainly included in selling, general and administrative expenses. Sony recognizes this compensation expense, net of an estimated forfeiture rate, only for the rights expected to vest ratably over the requisite service period of the stock acquisition rights, which is generally a period of three years. The estimated forfeiture rate is based on Sony’s historical experience in the stock acquisition rights plans where the majority of the vesting terms have been satisfied.

Revenue recognition -

Revenues from sales in the IP&S, Game, MP&C, HE&S, Devices and Music segments are recognized when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the sales price is fixed or determinable, and collectability is reasonably assured. Delivery is considered to have occurred when the customer has taken title to the product and the risks and rewards of ownership have been substantively transferred. If the sales contract contains a customer acceptance provision, then sales are recognized after customer acceptance occurs or the acceptance provisions lapse. Revenues are recognized net of anticipated returns and sales incentives.

Revenue arrangements with customers may include multiple elements, including any combination of products, services and software. An example includes sales of electronics products with rights to receive promotional goods. For Sony’s multiple element arrangements where at least one of the elements is not subject to existing software revenue recognition guidance, elements are separated into more than one unit of accounting when the delivered element(s) have value to the customer on a standalone basis, and delivery of the undelivered element(s) is probable and substantially in the control of Sony. Revenue is then allocated to each unit of accounting based on the relative selling price of each unit of accounting based first on vendor-specific objective evidence of selling price (“VSOE”) if it exists, based next on third-party evidence of selling price (“TPE”) if VSOE does not exist, and, finally, if both VSOE and TPE do not exist, based on estimated selling prices (“ESP”). VSOE is limited to either the price charged for an element when it is sold separately or, for an element not yet being sold separately, the price established by management having the relevant authority; it must be probable that the price, once established, will not change before the separate introduction of the element into the market place. TPE is the price of Sony’s or any competitor’s largely interchangeable products or services in standalone sales to similarly situated customers. ESP is the price at which Sony would transact if the element were sold by Sony regularly on a standalone basis. When determining ESP, Sony considers all relevant inputs, including sales, cost and margin analysis of the product, targeted rate of return of the product, competitors’ and Sony’s pricing practices and customer perspectives.

Certain software products published by Sony provide limited on-line features at no additional cost to the customer. Generally, such features are considered to be incidental to the overall software product and an inconsequential deliverable. Accordingly, revenue related to software products containing these limited on-line features is not deferred. In instances where the software products’ on-line features or additional functionality is considered a substantive deliverable in addition to the software product, revenue and costs of sales are recognized ratably over an estimated service period, which is estimated to be six months.

Revenues from the theatrical exhibition of motion pictures are recognized as the customer exhibits the film. Revenues from the licensing of motion picture and television product are recorded when the product is available for exploitation by the licensee and when any restrictions regarding the use of the product lapse. Revenues from the sale of DVDs and Blu-ray DiscTM, net of anticipated returns and sales incentives, are recognized upon availability of sale to the public. Revenues from the sale of broadcast advertising are recognized when the advertisement is aired. Revenues from subscription fees received by the television networks are recognized when the service is provided.

Traditional life insurance policies that the life insurance subsidiary underwrites, most of which are categorized as long-duration contracts, mainly consist of whole life, term life and accident and health insurance contracts. Premiums from these policies are reported as revenue when due from policyholders.

Amounts received as payment for non-traditional contracts such as interest sensitive whole life contracts, single payment juvenile contracts and other contracts without life contingencies are recognized in policyholders’ account in the life insurance business. Revenues from these contracts are comprised of fees earned for administrative and contract-holder services, which are recognized over the period of the contracts, and included in financial services revenue.

Property and casualty insurance policies that the non-life insurance subsidiary underwrites are primarily automotive insurance contracts which are categorized as short-duration contracts. Premiums from these policies are reported as revenue over the period of the contract in proportion to the amount of insurance protection provided.

Revenue is recognized net of any taxes collected from customers and subsequently remitted to governmental authorities.

Consideration given to a customer or a reseller -

In accordance with the accounting guidance for consideration given by a vendor to a customer or reseller of the vendor’s products, sales incentives or other cash consideration given to a customer or a reseller including payments for buydowns, slotting fees and cooperative advertising programs, are accounted for as a reduction of revenue unless Sony receives an identifiable benefit (goods or services) in exchange for the consideration, the fair value of the benefit is reasonably estimated and documentation from the reseller is received to support the amounts paid to the reseller. Payments meeting these criteria are recorded as selling, general and administrative expenses. For the fiscal years ended March 31, 2010, 2011 and 2012, consideration given to a reseller, primarily for free promotional shipping and cooperative advertising programs included in selling, general and administrative expenses totaled 23,591 million yen, 23,250 million yen and 17,641 million yen, respectively.

Cost of sales -

Costs classified as cost of sales relate to the producing and manufacturing of products and include items such as material cost, subcontractor cost, depreciation of fixed assets, amortization of intangible assets, personnel expenses, research and development costs, and amortization of film costs related to motion picture and television products.

Research and development costs -

Research and development costs, included in cost of sales, include items such as salaries, personnel expenses and other direct and indirect expenses associated with research and product development. Research and development costs are expensed as incurred.

Selling, general and administrative -

Costs classified as selling expense relate to promoting and selling products and include items such as advertising, promotion, shipping, and warranty expenses. General and administrative expenses include operating items such as officers’ salaries, personnel expenses, depreciation of fixed assets, office rental for sales, marketing and administrative divisions, a provision for doubtful accounts and amortization of intangible assets.

Financial services expenses -

Financial services expenses include a provision for policy reserves and amortization of deferred insurance acquisition costs, and all other operating costs such as personnel expenses, depreciation of fixed assets, and office rental of subsidiaries in the Financial Services segment.

Advertising costs -

Advertising costs are expensed when the advertisement or commercial appears in the selected media.

Shipping and handling costs -

The majority of shipping and handling, warehousing and internal transfer costs for finished goods are included in selling, general and administrative expenses. An exception to this is in the Pictures segment where such costs are charged to cost of sales as they are an integral part of producing and distributing films under accounting guidance for accounting by producers or distributors of films. All other costs related to Sony’s distribution network are included in cost of sales, including inbound freight charges, purchasing and receiving costs, inspection costs and warehousing costs for raw materials and in-process inventory. Amounts paid by customers for shipping and handling costs are included in net sales.

Income taxes -

The provision for income taxes is computed based on the pretax income included in the consolidated statements of income, and the tax liability attributed to undistributed earnings of subsidiaries and affiliated companies accounted for by the equity method expected to be remitted in the foreseeable future. The asset and liability approach is used to recognize deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities.

Carrying amounts of deferred tax assets require a reduction by a valuation allowance if, based on the available evidence, it is more likely than not that such assets will not be realized. Accordingly, the need to establish valuation allowances for deferred tax assets is assessed periodically with appropriate consideration given to all positive and negative evidence related to the realization of the deferred tax assets. Management’s judgments related to this assessment consider, among other matters, the nature, frequency and severity of current and cumulative losses on an individual tax jurisdiction basis, forecasts of future profitability after consideration of uncertain tax positions, excess of appreciated asset value over the tax basis of net assets, the duration of statutory carryforward periods, the past utilization of net operating loss carryforwards prior to expiration, as well as prudent and feasible tax planning strategies which would be employed by Sony to prevent net operating loss and tax credit carryforwards from expiring unutilized.

Sony records assets and liabilities for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return. Sony continues to recognize interest and penalties, if any, with respect to income taxes, including unrecognized tax benefits, as interest expense and as income tax expense, respectively, in the consolidated statements of income. The amount of income taxes Sony pays is subject to ongoing audits by various taxing authorities, which may result in proposed assessments. In addition, several significant items related to intercompany transfer pricing are currently the subject of negotiations between taxing authorities in different jurisdictions as a result of pending advance pricing agreement applications and competent authority requests. Sony’s estimate for the potential outcome for any uncertain tax issues is judgmental and requires significant estimates. Sony assesses its income tax positions and records tax benefits for all years subject to examinations based upon the evaluation of the facts, circumstances and information available at that reporting date. For those tax positions for which it is more likely than not that a tax benefit will be sustained, Sony records the amount that has a greater than 50% likelihood of being realized upon settlement with a taxing authority that has full knowledge of all relevant information. If Sony does not believe that it is more likely than not that a tax benefit will be sustained, no tax benefit is recognized. However, Sony’s future results may include favorable or unfavorable adjustments to Sony’s estimated tax liabilities due to closure of income tax examinations, the outcome of negotiations between taxing authorities in different jurisdictions, new regulatory or judicial pronouncements or other relevant events. As a result, the amount of unrecognized tax benefits, and the effective tax rate, may fluctuate significantly.

Net income (loss) attributable to Sony Corporation’s stockholders per share (“EPS”) -

Basic EPS is computed based on the weighted-average number of shares of common stock outstanding during each period. The computation of diluted EPS reflects the maximum possible dilution from conversion, exercise, or contingent issuance of securities including the conversion of contingently convertible debt instruments regardless of whether the conditions to exercise the conversion rights have been met. All potentially dilutive securities are excluded from the calculation in a situation where there is a net loss attributable to Sony Corporation’s stockholders.

(2)	Recently adopted accounting pronouncements:

Goodwill impairment testing for reporting units with zero or negative carrying amounts -

In December 2010, the Financial Accounting Standards Board (“FASB”) issued new accounting guidance that modifies the first step of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform the second step of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing authoritative guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This guidance was effective for Sony as of April 1, 2011. The adoption of this guidance did not have a material impact on Sony’s results of operations and financial position.

Disclosure of supplementary pro forma information for business combinations -

In December 2010, the FASB issued new accounting guidance addressing when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. The new guidance requires disclosure of revenue and income of the combined entity as though the business combination occurred as of the beginning of the comparable prior reporting period. The guidance also expands the supplemental pro forma disclosure to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The guidance was effective for Sony as of April 1, 2011. Since this guidance impacts disclosures only, its adoption did not have an impact on Sony’s results of operations and financial position.

Amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) -

In May 2011, the FASB issued new guidance to substantially converge fair value measurement and disclosure requirements under U.S. GAAP and IFRS, including a consistent definition of fair value. The amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. For many of the requirements, the FASB does not intend for the new guidance to result in a change in the application of the existing guidance for fair value measurements. However, some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements and other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The guidance was effective for Sony in the fourth quarter of the fiscal year ended March 31, 2012. The adoption of this guidance did not have a material impact on Sony’s results of operations and financial position.

Disclosures about an employer’s participation in a multiemployer plan -

In September 2011, the FASB issued new disclosure guidance regarding multiemployer pension and other postretirement benefit plans. This guidance requires additional quantitative and qualitative disclosures for all individually significant multiemployer pension plans on annual basis, and revises the disclosures for multiemployer plans that provide other postretirement benefits. This guidance does not change the current recognition and measurement guidance for an employer’s participation in a multiemployer plan. This guidance was effective for Sony beginning with the fiscal year ended March 31, 2012, and is applied retrospectively. Since this guidance impacts disclosures only, and Sony does not have any significant participation in multiemployer plans, its adoption did not have an impact on Sony’s results of operations and financial position.

(3)	Recent accounting pronouncements not yet adopted:

Accounting for costs associated with acquiring or renewing insurance contracts -

In October 2010, the FASB issued new accounting guidance for costs associated with acquiring or renewing insurance contracts. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third parties or employees as well as the portion of employee compensation and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for Sony as of April 1, 2012. Sony will apply this guidance prospectively from the date of adoption. The adoption of this guidance is not expected to have a material impact on Sony’s results of operations and financial position.

Testing goodwill for impairment -

In September 2011, the FASB issued a new standard to simplify how an entity tests goodwill for impairment. The new standard allows companies an option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining if it is necessary to perform the two-step quantitative goodwill impairment test. Under the new standard, a company is no longer required to calculate the fair value of a reporting unit unless the company determines, based on the qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The new standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. This standard is effective for Sony as of April 1, 2012. The adoption of this standard is not expected to have a material impact on Sony’s results of operations and financial position.

Presentation of comprehensive income -

In June 2011, the FASB issued new accounting guidance for presentation of comprehensive income. The amendments require reporting entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements. This change is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and will be applied retrospectively. Subsequently, in December 2011, the FASB issued update accounting guidance for deferral of the effective date for amendments to the presentation of reclassifications of items out of accumulated other comprehensive income. The remaining requirements of the guidance issued in June 2011 will become effective as originally issued. The guidance is effective for Sony as of April 1, 2012. Since this guidance impacts disclosures only, its adoption will not have an impact on Sony’s results of operations and financial position.

Disclosure about balance sheet offsetting -

In December 2011, the FASB issued new accounting guidance which requires entities to disclose information about offsetting and related arrangements to enable financial statement users to understand the effect of such arrangements on the statement of financial position as well as to improve comparability of balance sheets prepared under U.S. GAAP and IFRS. The new guidance is required to be applied retrospectively and is effective for Sony as of April 1, 2013. Since this guidance impacts disclosures only, its adoption will not have an impact on Sony’s results of operations and financial position.

(4)	Reclassifications:

Certain reclassifications of the financial statements and accompanying footnotes for the fiscal years ended March 31, 2010 and 2011 have been made to conform to the presentation for the fiscal year ended March 31, 2012.

(5)	Out of period adjustments:

The calculation of indirect taxes at a subsidiary -

In the first quarter of the fiscal year ended March 31, 2012, Sony recorded an out of period adjustment to correct an error in the calculation of indirect taxes at a subsidiary. The indirect tax calculation error began in 2005 and continued until it was identified by Sony in the first quarter of the fiscal year ended March 31, 2012. The adjustment, which primarily related to the HE&S segment, impacted net sales, selling, general and administrative expenses and interest expenses and, in the aggregate, increased loss before income taxes in consolidated statements of income by 4,413 million yen for the fiscal year ended March 31, 2012. Sony determined that the adjustment was not material to the consolidated financial statements for any prior annual or interim periods and for the year ended March 31, 2012.

Revision of the presentation in the consolidated financial statements for the fiscal years ended March 31, 2010 and 2011 -

The presentation of certain amounts for the fiscal years ended March 31, 2010 and 2011 have been revised to conform with the presentation as of March 31, 2012 to reflect the results of an analysis of deferred tax assets in relation to certain unrecognized tax benefits that was completed during the fiscal year ended March 31, 2012. For the fiscal year ended March 31, 2010, within income taxes in the consolidated statements of income, this revision increased current income taxes by 30,422 million yen with a corresponding decrease to deferred income taxes, with no impact on net income and net loss attributable to Sony Corporation’s stockholders. For the fiscal year ended March 31, 2010, within operating activities in the consolidated statements of cash flows, this revision decreased deferred income taxes by 30,422 million yen, increased accrued income and other taxes by 8,320 million yen and increased other by 22,102 million yen, with no impact on net cash provided by operating activities. This revision had no impact on Sony’s consolidated statements of changes in stockholders’ equity for the fiscal year ended March 31, 2010. As of March 31, 2011, in the consolidated balance sheets, this revision increased deferred income taxes in other assets by 61,115 million yen, decreased other noncurrent assets by 74,981 million yen, decreased total assets by 13,866 million yen, increased accrued income and other taxes by 8,320 million yen, decreased other noncurrent liabilities by 22,186 million yen and decreased total liabilities and equity by 13,866 million yen. This revision had no impact on Sony’s consolidated statements of income, consolidated statements of cash flows and consolidated statements of changes in stockholders’ equity for the fiscal year ended March 31, 2011.

Inventories	12 Months Ended
Mar. 31, 2012
Inventories
3.	Inventories

Inventories are comprised of the following:

	Yen in millions
	March 31
	2011	2012
Finished products	529,666	498,430
Work in process	70,969	88,236
Raw materials, purchased components and supplies	103,408	120,386

	704,043	707,052

Film Costs	12 Months Ended
Mar. 31, 2012
Film Costs
4.	Film costs

Film costs are comprised of the following:

	Yen in millions
	March 31
	2011	2012
Motion picture productions:
Released	102,415	98,910
Completed and not released	14,260	10,800
In production and development	107,811	102,295
Television productions:
Released	40,581	44,461
In production and development	1,688	2,853
Broadcasting rights	24,544	27,830
Less: current portion of broadcasting rights included in inventories	(15,910)	(17,101)

Film costs	275,389	270,048

Sony estimates that approximately 90% of the unamortized costs of released films at March 31, 2012 will be amortized within the next three years. Approximately 84 billion yen of completed film costs are expected to be amortized during the next twelve months. Approximately 91 billion yen of accrued participation liabilities included in accounts payable, other and accrued expenses are expected to be paid during the next twelve months.

Related Party Transactions	12 Months Ended
Mar. 31, 2012
Related Party Transactions
5.	Related party transactions

Sony accounts for its investments in affiliated companies over which Sony has significant influence under the equity method. In addition, investments in general partnerships in which Sony does not have a controlling interest and limited partnerships are also accounted for under the equity method if more than minor influence over the operation of the investee exists (generally through more than 3-5% ownership).

During fiscal year ended March 31, 2012, Sony Corporation acquired the remaining interests in Sony Ericsson Mobile Communications AB (“Sony Ericsson”) and sold all of its shares of S-LCD Corporation (“S-LCD”), both of which were considered significant equity affiliates. There are no remaining individually significant investments at March 31, 2012.

The summarized combined financial information that is based on information provided by the equity investees including information for significant equity affiliates and the reconciliation of such information to the consolidated financial statements is shown below:

Balance Sheets

	Yen in millions
	March 31, 2011
	Sony Ericsson	S-LCD	Others	Total
Current assets	254,858	188,903	183,597	627,358
Noncurrent assets	92,925	233,988	137,720	464,633

Total assets	347,783	422,891	321,317	1,091,991

Current liabilities	282,857	71,572	166,056	520,485
Long-term liabilities and noncontrolling interests	8,089	29,696	61,036	98,821
Stockholders’ equity	56,837	321,623	94,225	472,685
Percentage of ownership in equity investees	50%	50%	20%-50%
Equity investment and undistributed earnings of affiliated companies, before consolidating and reconciling adjustments	28,419	160,812
Consolidation and reconciling adjustments:
Other	(79)	—

Investment in and advances to equity investees at cost plus equity in undistributed earnings since acquisition	28,340	160,812	32,841	221,993

	Yen in millions
	March 31, 2012
Current assets	167,786
Noncurrent assets	168,143

Total assets	335,929

Current liabilities	93,535
Long-term liabilities and noncontrolling interests	79,513
Stockholders’ equity	162,881
Percentage of ownership in equity investees	20%-50%
Investment in and advances to equity investees at cost plus equity in undistributed earnings since acquisition	36,800

Statements of Income

	Yen in millions
	Fiscal year ended March 31, 2010
	Sony Ericsson	S-LCD	Others	Total
Net revenues	837,149	796,575	323,576	1,957,300

Operating income (loss)	(81,385)	3,825	29,686	(47,874)
Other income (expense), net	(4,676)	(4,055)

Income (loss) before income taxes	(86,061)	(230)
Income tax (expense) benefit	20,470	53
Net income (loss) attributable to noncontrolling interests	(3,318)	—

Net income (loss) attributable to controlling interests	(68,909)	(177)	17,064	(52,022)
Percentage of ownership in equity investees	50%	50%	20%-50%
Equity in net income (loss) of affiliated companies, before consolidating and reconciling adjustments	(34,455)	(89)
Consolidation and reconciling adjustments:
Other	(59)	476

Equity in net income (loss) of affiliated companies	(34,514)	387	3,892	(30,235)

	Yen in millions
	Fiscal year ended March 31, 2011
	Sony Ericsson	S-LCD	Others	Total
Net revenues	673,464	807,955	268,604	1,750,023

Operating income (loss)	16,453	12,527	17,630	46,610
Other income (expense), net	(1,572)	(4,119)

Income (loss) before income taxes	14,881	8,408
Income tax (expense) benefit	(6,065)	3,094
Net income (loss) attributable to noncontrolling interests	(520)	—

Net income (loss) attributable to controlling interests	8,296	11,502	8,895	28,693
Percentage of ownership in equity investees	50%	50%	20%-50%
Equity in net income (loss) of affiliated companies, before consolidating and reconciling adjustments	4,148	5,751
Consolidation and reconciling adjustments:
Other	7	1,463

Equity in net income (loss) of affiliated companies	4,155	7,214	2,693	14,062

	Yen in millions
	Fiscal year ended March 31, 2012
	Sony Ericsson	S-LCD	Others	Total
Net revenues	475,898	146,002	123,610	745,510

Operating income (loss)	(44,239)	(4,644)	5,247	(43,636)
Other income (expense), net	4,504	(3,098)

Income (loss) before income taxes	(39,735)	(7,742)
Income tax (expense) benefit	(73,054)	(374)
Net income (loss) attributable to noncontrolling interests	(2,729)	—

Net income (loss) attributable to controlling interests	(115,518)	(8,116)	950	(122,684)
Percentage of ownership in equity investees	50%	50%	20%-50%
Equity in net income (loss) of affiliated companies, before consolidating and reconciling adjustments	(57,759)	(4,058)
Consolidation and reconciling adjustments:
Impairment loss including translation adjustments	—	(60,019)
Other	79	(1)

Equity in net income (loss) of affiliated companies	(57,680)	(64,078)	61	(121,697)

Sony Ericsson, a 50/50 joint venture with Telefonaktiebolaget LM Ericsson (“Ericsson”) focused on mobile phone handsets, was established in October 2001 and was included in affiliated companies accounted for under the equity method through February 15, 2012. On February 15, 2012, Sony Corporation acquired Ericsson’s 50 percent stake in Sony Ericsson, making the mobile handset business a wholly-owned subsidiary of Sony Corporation. Refer to Note 24.

S-LCD, a joint venture with Samsung Electronics Co., Ltd. (“Samsung”) focused on manufacturing amorphous TFT panels, was established in April 2004 with Sony’s ownership interest of 50% minus 1 share. S-LCD was strategic to Sony’s television business as it provided a source of high quality large screen LCD panels to differentiate Sony’s Bravia LCD televisions. In June 2011, S-LCD decreased its capital stock by 0.6 trillion Korean won and Sony received a cash distribution of 22,100 million yen from S-LCD. However, LCD panel and television market conditions became increasingly challenging and in order to respond to the situation and to strengthen their respective market competitiveness, Sony and Samsung agreed to shift to a new LCD panel business alliance in December 2011. As a result of this agreement, on January 19, 2012, Sony sold to Samsung all of its shares of S-LCD, and received cash consideration of 71,986 million yen (1.07 trillion Korean won) from Samsung. Following the transaction S-LCD was no longer an equity affiliate. During the fiscal year ended March 31, 2012, Sony recorded a 60,019 million yen other-than-temporary impairment loss on its share of S-LCD, including the reclassification to net income of foreign currency translation adjustments and the impact of exchange rate fluctuations between the initial impairment loss and closing of the sale to Samsung. Cash proceeds from the sale of the investment in S-LCD are included in sales of securities investments in the consolidated statements of cash flows.

There was no significant difference between Sony’s proportionate share in the underlying net assets of the investees and the carrying value of investments in affiliated companies at March 31, 2011 and 2012.

There were no affiliated companies accounted for under the equity method with a market quotation at March 31, 2011 and 2012.

The number of affiliated companies accounted for under the equity method at March 31, 2011 and 2012 were 82 and 95, respectively.

Account balances and transactions with affiliated companies accounted for under the equity method are presented below:

	Yen in millions
	March 31
	2011	2012
Accounts receivable, trade	18,631	4,125

Accounts payable, trade	45,434	508
Capital lease obligations	—	39,080

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Sales	132,937	96,164	79,677

Purchases	309,550	383,922	157,930
Lease payments	—	—	24,159

SFI Leasing Company, Limited (“SFIL”), a leasing company in Japan, is accounted for under the equity method and 34% is owned by Sony after deconsolidation in November 2010. Sony entered into a three year sale and leaseback transaction regarding certain acquired machinery and equipment with SFIL in the fiscal year ended March 31, 2012. Refer to Note 24.

Dividends from affiliated companies accounted for under the equity method for the fiscal years ended March 31, 2010, 2011 and 2012 were 5,948 million yen, 2,583 million yen and 1,964 million yen, respectively.

During the fiscal year ended March 31, 2012 and prior to the sale of its shares of S-LCD, Sony paid additional LCD panel related expenses of 22,759 million yen (292 million U.S. dollars) resulting from low capacity utilization of S-LCD.

Transfer of financial assets	12 Months Ended
Mar. 31, 2012
Transfer of financial assets
6.	Transfer of financial assets

The below transactions are accounted for as sales in accordance with the accounting guidance for transfers of financial assets, because Sony has relinquished control of the receivables. In each case, losses from these transactions were insignificant, and although Sony continues servicing the receivables subsequent to being sold or contributed, no servicing liabilities are recorded as the costs of collection of the sold receivables are insignificant. In addition to the cash proceeds from the sales below, net cash flows related to these transactions, including servicing fees, in the fiscal years ended March 31, 2010, 2011 and 2012 were insignificant.

Sony has established several accounts receivable sales programs in Japan whereby Sony can sell up to 50,200 million yen of eligible trade accounts receivable in the aggregate at any one time. Through these programs, Sony can sell receivables to special purpose entities owned and operated by banks. Sony can sell receivables in which the agreed upon original due dates are no more than 190 days after the sales of receivables. Total trade accounts receivable sold during the fiscal years ended March 31, 2010, 2011 and 2012 were 109,271 million yen, 136,232 million yen and 126,513 million yen, respectively.

A subsidiary of the Financial Services segment has established several receivables sales programs whereby the subsidiary can sell up to 24,000 million yen of eligible receivables in the aggregate at any one time. Through these programs, the subsidiary can sell receivables to special purpose entities owned and operated by banks. The subsidiary can sell receivables in which the agreed upon original due dates are no more than 180 days after the sales of receivables. Total receivables sold during the fiscal years ended March 31, 2010, 2011 and 2012 were 183,805 million yen, 166,025 million yen and 130,060 million yen, respectively.

During the fiscal year ended March 31, 2010, Sony established an accounts receivable sales program in the United States. Through this program, a bankruptcy-remote entity, which is consolidated by Sony’s U.S. subsidiary, can sell up to 450 million U.S. dollars of eligible trade accounts receivables in the aggregate at any one time to a commercial bank. Total trade accounts receivables sold during the fiscal year ended March 31, 2010 were 258,085 million yen. Subsequent to its establishment, Sony amended this program. While the transactions continued to qualify as sales under the new accounting guidance for transfers of financial assets, the amended program requires that a portion of the sales proceeds be held back and deferred until collection of the related receivables by the purchaser. The portion of the sales proceeds held back and deferred is initially recorded at estimated fair value, is included in other current assets and was 32,751 million yen at March 31, 2011 and 16,272 million yen at March 31, 2012. Sony includes collections on such receivables as cash flows within operating activities in the consolidated statements of cash flows since the receivables are the result of operating activities and the associated interest rate risk is insignificant due to its short-term nature. Total trade receivables sold, deferred proceeds from those sales and collections of deferred proceeds during the fiscal year ended March 31, 2011 were 414,147 million yen, 185,647 million yen and 153,550 million yen, respectively. Total trade receivables sold, deferred proceeds from those sales and collections of deferred proceeds during the fiscal year ended March 31, 2012 were 476,855 million yen, 117,343 million yen and 132,636 million yen, respectively.

The accounts receivable sales programs in Japan and in the Financial Services segment above involved qualified special purpose entities (“QSPEs”) under the accounting guidance effective prior to April 1, 2010 for transfers of financial assets. Since the QSPEs met certain criteria, they were not consolidated by Sony. From April 1, 2010, the entities that formerly met the criteria to be a QSPE are subject to the same consolidation accounting guidance as other variable interest entities (“VIEs”). Refer to Note 23.

Marketable Securities and Securities Investments	12 Months Ended
Mar. 31, 2012
Marketable Securities and Securities Investments
7.	Marketable securities and securities investments

Marketable securities and securities investments, mainly included in the Financial Services segment, are comprised of debt and equity securities of which the aggregate cost, gross unrealized gains and losses and fair value pertaining to available-for-sale securities and held-to-maturity securities are as follows:

	Yen in millions
	March 31, 2011				March 31, 2012
	Cost	Gross unrealized gains	Gross unrealized losses	Fair value	Cost	Gross unrealized gains	Gross unrealized losses	Fair value
Available-for-sale:
Debt securities:
Japanese national government bonds	1,124,704	24,032	(4,971)	1,143,765	1,036,946	55,384	(879)	1,091,451
Japanese local government bonds	22,845	184	(64)	22,965	33,513	163	(1)	33,675
Japanese corporate bonds	332,567	1,511	(440)	333,638	293,885	1,489	(224)	295,150
Foreign corporate bonds	332,316	4,872	(11,367)	325,821	377,609	4,705	(7,063)	375,251
Other	8,241	109	(118)	8,232	22,383	1,548	(6)	23,925

	1,820,673	30,708	(16,960)	1,834,421	1,764,336	63,289	(8,173)	1,819,452

Equity securities	80,983	63,822	(3,316)	141,489	60,694	53,016	(1,513)	112,197

Held-to-maturity Securities:
Japanese national government bonds	2,902,342	22,420	(48,149)	2,876,613	3,404,069	157,740	(4,499)	3,557,310
Japanese local government bonds	18,912	218	(2)	19,128	12,592	277	—	12,869
Japanese corporate bonds	32,349	158	(67)	32,440	31,379	1,501	—	32,880
Foreign corporate bonds	47,330	13	(3)	47,340	46,441	10	—	46,451

	3,000,933	22,809	(48,221)	2,975,521	3,494,481	159,528	(4,499)	3,649,510

Total	4,902,589	117,339	(68,497)	4,951,431	5,319,511	275,833	(14,185)	5,581,159

The following table presents the cost and fair value of debt securities classified as available-for-sale securities and held-to-maturity securities by contractual maturity:

	Yen in millions
	March 31, 2012
	Available-for-sale securities		Held-to-maturity securities
	Cost	Fair Value	Cost	Fair Value
Due in one year or less	230,037	223,870	23,552	23,625
Due after one year through five years	505,497	510,183	18,280	18,559
Due after five year through ten years	210,411	215,180	27,225	28,219
Due after ten years	818,391	870,219	3,425,424	3,579,107

Total	1,764,336	1,819,452	3,494,481	3,649,510

Proceeds from sales of available-for-sale securities were 785,698 million yen, 532,619 million yen and 177,850 million yen for the fiscal years ended March 31, 2010, 2011 and 2012, respectively. On these sales, gross realized gains were 39,622 million yen, 38,654 million yen and 9,593 million yen and gross realized losses were 37,537 million yen, 2,014 million yen and 1,834 million yen, respectively.

Marketable securities classified as trading securities at March 31, 2011 and 2012 were 375,802 million yen and 433,491 million yen, respectively, which consist of debt and equity securities.

In the ordinary course of business, Sony maintains long-term investment securities, included in securities investments and other, issued by a number of non-public companies. The aggregate carrying amounts of the investments in non-public companies at March 31, 2011 and 2012, totaled 75,930 million yen and 93,050 million yen, respectively. Non-public equity investments are primarily valued at cost as fair value is not readily determinable.

With respect to trading securities, primarily in the Financial Services segment, Sony recorded net unrealized gains of 50,992 million yen for the fiscal year ended March 31, 2010, net unrealized losses of 10,768 million yen for the fiscal year ended March 31, 2011 and net unrealized gains of 21,216 million yen for the fiscal year ended March 31, 2012. Changes in the fair value of trading securities are primarily recognized in financial services revenue in the consolidated statements of income.

The following tables present the gross unrealized losses on, and fair value of, Sony’s investment securities with unrealized losses, aggregated by investment category and the length of time that individual investment securities have been in a continuous unrealized loss position, at March 31, 2011 and 2012.

	Yen in millions
	March 31, 2011
	Less than 12 months		12 months or More		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Available-for-sale:
Debt securities:
Japanese national government bonds	223,686	(3,230)	54,477	(1,741)	278,163	(4,971)
Japanese local government bonds	12,434	(64)	—	—	12,434	(64)
Japanese corporate bonds	130,318	(440)	—	—	130,318	(440)
Foreign corporate bonds	126,184	(7,183)	30,277	(4,184)	156,461	(11,367)
Other	3,182	(118)	—	—	3,182	(118)

	495,804	(11,035)	84,754	(5,925)	580,558	(16,960)

Equity securities	36,391	(3,223)	386	(93)	36,777	(3,316)

Held-to-maturity Securities:
Japanese national government bonds	1,812,196	(48,149)	—	—	1,812,196	(48,149)
Japanese local government bonds	531	(2)	—	—	531	(2)
Japanese corporate bonds	20,788	(67)	—	—	20,788	(67)
Foreign corporate bonds	194	(3)	—	—	194	(3)

	1,833,709	(48,221)	—	—	1,833,709	(48,221)

Total	2,365,904	(62,479)	85,140	(6,018)	2,451,044	(68,497)

	Yen in millions
	March 31, 2012
	Less than 12 months		12 months or More		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Available-for-sale:
Debt securities:
Japanese national government bonds	55,450	(877)	3,048	(2)	58,498	(879)
Japanese local government bonds	2,364	(1)	—	—	2,364	(1)
Japanese corporate bonds	1,034	(196)	25,243	(28)	26,277	(224)
Foreign corporate bonds	68,277	(6,065)	83,650	(998)	151,927	(7,063)
Other	335	(6)	—	—	335	(6)

	127,460	(7,145)	111,941	(1,028)	239,401	(8,173)

Equity securities	4,337	(318)	280	(1,195)	4,617	(1,513)

Held-to-maturity Securities:
Japanese national government bonds	—	—	333,702	(4,499)	333,702	(4,499)
Japanese local government bonds	70	(0)	—	—	70	(0)
Japanese corporate bonds	—	—	—	—	—	—
Foreign corporate bonds	—	—	—	—	—	—

	70	(0)	333,702	(4,499)	333,772	(4,499)

Total	131,867	(7,463)	445,923	(6,722)	577,790	(14,185)

For the fiscal years ended March 31, 2010, 2011 and 2012, total realized impairment losses were 5,508 million yen, 9,763 million yen and 5,530 million yen, respectively.

At March 31, 2012, Sony determined that the decline in value for securities with unrealized losses shown in the above table is not other-than-temporary in nature.

Leased Assets	12 Months Ended
Mar. 31, 2012
Leased Assets
8.	Leased assets

Sony leases certain communication and commercial equipment, plant, office space, warehouses, employees’ residential facilities and other assets. Certain of these leases have renewal and purchase options. In addition, during the fiscal year ended March 31, 2012, Sony entered into a three year sale and leaseback transaction, accounted for as a capital lease, for certain machinery and equipment. Sony received proceeds of 50,537 million yen based on the amounts recorded at fair value in the acquisition described in Note 24, and as such there was no gain in the sale and leaseback transaction. Sony has also entered into capital lease arrangements with third parties to finance certain of its motion picture productions.

Leased assets under capital leases are comprised of the following:

	Yen in millions
	March 31
Class of property	2011	2012
Machinery, equipment and others	9,288	58,751
Film costs	19,208	9,465
Accumulated amortization	(4,634)	(20,514)

	23,862	47,702

The following is a schedule by year of the future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of March 31, 2012:

Fiscal year ending March 31	Yen in millions
2013	20,652
2014	20,098
2015	2,035
2016	1,469
2017	1,346
Later years	5,647

Total minimum lease payments	51,247
Less — Amount representing interest	1,493

Present value of net minimum lease payments	49,754
Less — Current obligations	20,494

Long-term capital lease obligations	29,260

Rental expenses under operating leases for the fiscal years ended March 31, 2010, 2011 and 2012 were 87,077 million yen, 78,538 million yen and 76,188 million yen, respectively. Sublease rentals received under operating leases for the fiscal years ended March 31, 2010, 2011 and 2012 were 1,675 million yen, 1,974 million yen and 1,423 million yen, respectively. The total minimum rentals to be received in the future under noncancelable subleases for operating leases as of March 31, 2012 were 4,527 million yen.

The minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year at March 31, 2012 are as follows:

Fiscal year ending March 31	Yen in millions
2013	42,789
2014	33,110
2015	24,087
2016	17,368
2017	13,653
Later years	49,174

Total minimum future rentals	180,181

Goodwill and intangible assets	12 Months Ended
Mar. 31, 2012
Goodwill and intangible assets
9.	Goodwill and intangible assets

Intangible assets acquired during the fiscal year ended March 31, 2012 totaled 174,430 million yen, of which 174,275 million yen is subject to amortization and are comprised of the following:

	Intangible assets acquired during the year	Weighted-average amortization period
	Yen in millions	Years
Patent rights, know-how and license agreements*[1]	103,036	7
Customer relationships	19,793	14
Trademarks	14,177	7
Software to be sold, leased or otherwise marketed	23,621	3
Other	13,648	4

*1	Includes intellectual property cross-licensing and developed technology relating to the Sony Ericsson acquisition. Refer to Note 24.

Intangible assets subject to amortization are comprised of the following:

	Yen in millions
	March 31, 2011		March 31, 2012
	Gross carrying amount	Accumulated amortization	Gross carrying amount	Accumulated amortization
Patent rights, know-how and license agreements	122,444	(69,224)	226,142	(80,334)
Customer relationships	3,051	(1,105)	23,758	(1,409)
Trademarks	4,938	(1,401)	20,214	(2,154)
Software to be sold, leased or otherwise marketed	76,112	(40,447)	98,852	(58,865)
Music catalogs	160,325	(40,455)	157,699	(45,570)
Artist contracts	27,727	(17,903)	27,401	(19,419)
Television carriage agreements (broadcasting agreements)	35,874	(228)	36,216	(2,370)
Other	82,519	(40,136)	87,843	(54,338)

Total	512,990	(210,899)	678,125	(264,459)

The aggregate amortization expense for intangible assets for the fiscal years ended March 31, 2010, 2011 and 2012 was 57,069 million yen, 52,763 million yen and 57,023 million yen, respectively. The estimated aggregate amortization expense for intangible assets for the next five years is as follows:

Fiscal year ending March 31	Yen in millions
2013	68,735
2014	58,885
2015	48,971
2016	41,218
2017	36,509

Total carrying amount of intangible assets having an indefinite life are comprised of the following:

	Yen in millions
	March 31
	2011	2012
Trademarks	66,967	66,729
Distribution agreements	18,834	18,807
Other	3,230	4,497

Total	89,031	90,033

The changes in the carrying amount of goodwill by segment for the fiscal years ended March 31, 2011 and 2012 are as follows:

	Yen in millions
	Imaging Products & Solutions	Game	Mobile Products & Communications*[1]	Home Entertainment & Sound	Devices	Pictures	Music	Financial Services	All Other	Total
Balance, March 31, 2010:
Goodwill — gross	4,883	123,881	—	5,320	62,441	102,481	110,192	3,020	40,938	453,156
Accumulated impairments	(300)	—	—	(5,320)	—	—	(306)	(706)	(7,655)	(14,287)

Goodwill	4,583	123,881	—	0	62,441	102,481	109,886	2,314	33,283	438,869

Increase (decrease) due to:
Acquisitions*[2]	1,085	—	—	—	—	46,504	203	—	55	47,847
Sales and dispositions	—	(257)	—	—	—	—	—	—	—	(257)
Impairments	—	—	—	—	—	—	—	—	—	—
Translation adjustments	76	(510)	—	—	(45)	(8,401)	(6,956)	—	(1,499)	(17,335)
Other*[3]	—	171	—	—	232	—	(445)	—	(77)	(119)

Balance, March 31, 2011:
Goodwill — gross	6,044	123,285	—	5,320	62,628	140,584	102,994	3,020	39,417	483,292
Accumulated impairments	(300)	—	—	(5,320)	—	—	(306)	(706)	(7,655)	(14,287)

Goodwill	5,744	123,285	—	0	62,628	140,584	102,688	2,314	31,762	469,005

Increase (decrease) due to:
Acquisitions	—	166	128,522	—	—	1,330	—	—	4,358	134,376
Sales and dispositions	—	—	—	—	(589)	—	—	—	—	(589)
Impairments*[4]	—	—	—	—	—	—	—	—	(932)	(932)
Translation adjustments	124	(240)	9,733	—	(107)	(3,073)	(1,891)	—	(585)	3,961
Other*[3]*[5]	(201)	—	—	—	(28,773)	(521)	(147)	—	579	(29,063)

Balance, March 31, 2012:
Goodwill — gross	5,967	123,211	138,255	5,320	33,159	138,320	100,956	3,020	43,769	591,977
Accumulated impairments	(300)	—	—	(5,320)	—	—	(306)	(706)	(8,587)	(15,219)

Goodwill	5,667	123,211	138,255	0	33,159	138,320	100,650	2,314	35,182	576,758

*1	The 128,522 million yen in the fiscal year ended March 31, 2012 relates to the Sony Ericsson acquisition. Refer to Note 24.

*2	Substantially all of the acquisition amounts in the Pictures segment relate to the Game Show Network, LLC (“GSN”) acquisition. Refer to Note 24.

*3	Other primarily consists of purchase price adjustments for prior years and amounts reclassified as held for sale.

*4	During the fiscal year ended March 31, 2012, Sony recorded impairment losses of 932 million yen in a reporting unit included in All Other. The impairment charge reflected the overall decline in the fair value of the reporting unit. The fair value of the reporting unit was estimated using the expected present value of future cash flows.

*5	During the fiscal year ended March 31, 2012, Sony entered into a memorandum of understanding with a third-party to sell the chemical products business, which is included in the Devices segment. Sony classified certain assets and liabilities related to the business as held for sale as of March 31, 2012, and anticipates completing the divestiture during the fiscal year ending March 31, 2013. No impairment loss was recognized as a result of the held for sale classification. The assets held for sale include 29,182 million yen of goodwill and it was reclassified to other assets in the consolidated balance sheets. Refer to Note 25.

As described in Note 2, Sony performs an annual impairment test for goodwill. As a result of the impairment test, there were no impairments other than the one noted above for the fiscal year ended March 31, 2012.

Insurance-Related Accounts	12 Months Ended
Mar. 31, 2012
Insurance-Related Accounts
10.	Insurance-related accounts

Sony’s Financial Services segment subsidiaries in Japan maintain their accounting records as described in Note 2 in accordance with the accounting principles and practices generally accepted in Japan, which vary in some respects from U.S. GAAP.

Those differences are mainly that insurance acquisition costs for life and non-life insurance are charged to income when incurred in Japan whereas in the U.S. those costs are deferred and amortized generally over the premium-paying period of the related insurance policies, and that future policy benefits for life insurance calculated locally under the authorization of the supervisory administrative agencies are comprehensively adjusted to a net level premium method with certain adjustments of actuarial assumptions for U.S. GAAP purposes. For purposes of preparing the consolidated financial statements, appropriate adjustments have been made to reflect the accounting for these items in accordance with U.S. GAAP.

The combined amounts of statutory net equity of the insurance subsidiaries, which is not measured in accordance with U.S. GAAP, as of March 31, 2011 and 2012 were 232,160 million yen and 282,846 million yen, respectively.

(1)	Insurance policies:

Life insurance policies that a subsidiary in the Financial Services segment underwrites, most of which are categorized as long-duration contracts, mainly consist of whole life, term life and accident and health insurance contracts. The life insurance revenues for the fiscal years ended March 31, 2010, 2011 and 2012 were 554,650 million yen, 600,291 million yen and 654,986 million yen, respectively. Property and casualty insurance policies that a subsidiary in the Financial Services segment underwrites are primarily automotive insurance contracts, which are categorized as short-duration contracts. The non-life insurance revenues for the fiscal years ended March 31, 2010, 2011 and 2012 were 64,987 million yen, 71,037 million yen and 76,958 million yen, respectively.

(2)	Deferred insurance acquisition costs:

Costs that vary with and are primarily related to acquiring new insurance policies are deferred as long as they are recoverable. The deferred insurance acquisition costs include such items as commissions, medical examination costs and inspection report fees, and are subject to recoverability testing at least annually to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. The deferred insurance acquisition costs for traditional life insurance contracts are amortized over the premium-paying period of the related insurance policies using assumptions consistent with those used in computing policy reserves. The deferred insurance acquisition costs for non-traditional life insurance contracts are amortized over the expected life in proportion to the estimated gross profits. Amortization charged to income for the fiscal years ended March 31, 2010, 2011 and 2012 amounted to 53,767 million yen, 59,249 million yen and 55,427 million yen, respectively.

(3)	Future insurance policy benefits:

Liabilities for future policy benefits, which mainly related to individual life insurance policies, are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities, which require significant management judgment and estimates, are computed by the net level premium method based upon the assumptions as to future investment yield, morbidity, mortality, withdrawals and other factors. Future policy benefits are computed using interest rates ranging from 1.4% to 4.5% and are based on factors such as market conditions and expected investment returns. Morbidity, mortality and withdrawal assumptions for all policies are based on either the subsidiary’s own experience or various actuarial tables. Generally these assumptions are locked-in throughout the life of the contract upon the issuance of new insurance, although significant changes in experience or assumptions may require Sony to provide for expected future losses. At March 31, 2011 and 2012, future insurance policy benefits amounted to 2,918,960 million yen and 3,202,066 million yen, respectively.

(4)	Policyholders’ account in the life insurance business:

Policyholders’ account in the life insurance business represents an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges. Policyholders’ account includes universal life insurance and investment contracts. Universal life insurance includes interest sensitive whole life contracts and variable contracts. The credited rate associated with interest sensitive whole life contracts is 2.0%. For variable contracts, policy values are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked assets portfolio. Investment contracts mainly include single payment juvenile contracts and policies after the start of annuity payments. The credited rates associated with investment contracts ranges from 0.1% to 6.3%.

Policyholders’ account in the life insurance business is comprised of the following:

	Yen in millions
	March 31
	2011	2012
Universal life insurance	896,539	1,010,277
Investment contracts	322,580	340,600
Other	82,133	98,767

Total	1,301,252	1,449,644

Short-Term Borrowings and Long-Term Debt	12 Months Ended
Mar. 31, 2012
Short-Term Borrowings and Long-Term Debt
11.	Short-term borrowings and long-term debt

Short-term borrowings are comprised of the following:

	Yen in millions
	March 31
	2011	2012
Unsecured loans:
with a weighted-average interest rate of 4.40%	43,737
with a weighted-average interest rate of 3.98%		89,878
Secured call money:
with a weighted-average interest rate of 0.11%	10,000
with a weighted-average interest rate of 0.11%		10,000

	53,737	99,878

At March 31, 2012, securities investments with a book value of 10,845 million yen were pledged as collateral for 10,000 million yen of call money, by subsidiaries in the Financial Services segment. In addition, marketable securities with a book value of 129,472 million yen were pledged as collateral for cash settlements, variation margins of futures markets and certain other purposes at March 31, 2012.

Long-term debt is comprised of the following:

	Yen in millions
	March 31
	2011	2012
Unsecured loans, representing obligations principally to banks:
Due 2011 to 2018, with interest rates ranging from 0.20% to 4.50% per annum	441,976
Due 2012 to 2024, with interest rates ranging from 0.23% to 4.50% per annum		564,275
Unsecured 1.52% bonds, due 2011, net of unamortized discount	50,000
Unsecured 1.16% bonds, due 2012, net of unamortized discount	39,996	39,999
Unsecured 1.52% bonds, due 2013, net of unamortized discount	34,999	35,000
Unsecured 1.57% bonds, due 2015, net of unamortized discount	29,991	29,993
Unsecured 1.75% bonds, due 2015, net of unamortized discount	24,996	24,997
Unsecured 1.17% bonds, due 2011	10,500
Unsecured 0.95% bonds, due 2012	60,000	60,000
Unsecured 1.40% bonds, due 2013	10,700	10,700
Unsecured 1.30% bonds, due 2014	110,000	110,000
Unsecured 0.55% bonds, due 2016		10,000
Unsecured 0.66% bonds, due 2017		45,000
Unsecured 2.00% bonds, due 2018	16,300	16,300
Unsecured 2.07% bonds, due 2019	50,000	50,000
Unsecured 1.41% bonds, due 2022		10,000
Capital lease obligations:
Due 2011 to 2021, with interest rates ranging from 0.03% to 9.09% per annum	24,673
Due 2012 to 2026, with interest rates ranging from 0.03% to 8.74% per annum		49,754
Guarantee deposits received	17,718	16,691

	921,849	1,072,709
Less — Portion due within one year	109,614	310,483

	812,235	762,226

In March 2012, Sony executed a 1,365 million U.S. dollar unsecured bank loan with a group of lenders having six to ten year maturity terms in connection with acquiring Ericsson’s 50% equity interest in Sony Ericsson. This bank loan utilizes the Japan Bank for International Cooperation (“JBIC”) Facility, which was established to facilitate overseas mergers and acquisitions by Japanese companies as one of countermeasures against yen appreciation. Of the 1,365 million U.S. dollar loan, 60% or 819 million U.S. dollars is from the JBIC Facility and 40% or 546 million U.S. dollars is from private banks. The terms of this U.S. dollar loan agreement require accelerated repayment of the loan if Sony Corporation or its wholly-owned subsidiaries discontinue the business of mobile devices featuring telephone functionality.

There are no significant adverse debt covenants or cross-default provisions related to the above borrowings.

Aggregate amounts of annual maturities of long-term debt are as follows:

Fiscal year ending March 31	Yen in millions
2013	310,483
2014	135,487
2015	209,814
2016	77,391
2017	97,419
Later years	242,115

Total	1,072,709

At March 31, 2012, Sony had unused committed lines of credit amounting to 800,306 million yen and can generally borrow up to 180 days from the banks with whom Sony has committed line contracts. Furthermore, at March 31, 2012, Sony has commercial paper programs, the size of which was 746,570 million yen. Sony can issue commercial paper for a period generally not in excess of 270 days up to the size of the programs.

Housing Loans and Deposits From Customers in the Banking Business	12 Months Ended
Mar. 31, 2012
Housing Loans and Deposits From Customers in the Banking Business
12.	Housing loans and deposits from customers in the banking business

(1)	Housing loans in the banking business:

Sony acquires and holds certain financial receivables in the normal course of business. A majority of financing receivables held by Sony consist of housing loans in the banking business and no other significant financial receivables exist.

A subsidiary in the banking business monitors the credit quality of housing loans based on the classification set by the financial conditions and the past due status of individual obligators. Past due status is monitored on a daily basis and the aforementioned classification is reviewed on a quarterly basis.

The allowance for the credit losses is established based on the aforementioned classifications and the evaluation of collateral. The amount of housing loans in the banking business and the corresponding allowance for credit losses at March 31, 2011 were 656,047 million yen and 925 million yen, and at March 31, 2012 were 749,636 million yen and 1,066 million yen, respectively. During the fiscal year ended March 31, 2011 and 2012, charge-offs on housing loans in the banking business and changes in the allowance for credit losses, which took into consideration the impact of the Great East Japan Earthquake discussed in Note 18, were not significant.

In addition, the balance of housing loans placed on nonaccrual status or past due status were not significant at March 31, 2011 and 2012. A subsidiary in the banking business assesses the nonaccrual status based on the aforementioned classification, and may resume the accrual of the interest on the housing loan if the classification of the housing loan is changed.

(2)	Deposits from customers in the banking business:

All deposits from customers in the banking business within the Financial Services segment are interest bearing deposits. At March 31, 2011 and 2012, the balances of time deposits issued in amounts of 10 million yen or more were 247,799 million yen and 374,665 million yen, respectively. These amounts have been classified as current liabilities due to the ability of the customers to make withdrawals prior to maturity.

At March 31, 2012, aggregate amounts of annual maturities of time deposits with a remaining term of more than one year are as follows:

Fiscal year ending March 31	Yen in millions
2014	32,531
2015	11,421
2016	9,064
2017	3,946
2018	2,104
Later years	33,721

Total	92,787

Fair Value Measurements	12 Months Ended
Mar. 31, 2012
Fair Value Measurements
13.	Fair value measurements

As discussed in Note 2, assets and liabilities subject to the accounting guidance for fair value measurements held by Sony are classified and accounted for as described below.

(1)	Assets and liabilities that are measured at fair value on a recurring basis:

The following section describes the valuation techniques used by Sony to measure different financial instruments at fair value, including an indication of the level in the fair value hierarchy in which each instrument is generally classified.

Trading securities, available-for-sale securities and other investments

Where quoted prices are available in an active market, securities are classified in level 1 of the fair value hierarchy. Level 1 securities include exchange-traded equities. If quoted market prices are not available for the specific security or the market is inactive, then fair values are estimated by using pricing models, quoted prices of securities with similar characteristics or discounted cash flows and mainly classified in level 2 of the hierarchy. Level 2 securities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments, such as the majority of government bonds and corporate bonds. In certain cases where there is limited activity or less transparency around inputs to the valuation, securities are classified within level 3 of the fair value hierarchy. Level 3 securities do not have actively traded quotes at the balance sheet date and require the use of unobservable inputs, such as indicative quotes from dealers and qualitative input from investment advisors, to value these securities. Level 3 assets include financial instruments whose value is determined using pricing models, discounted cash flow techniques, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation of assumptions that market participants would use in pricing the asset. Level 3 securities primarily include certain hybrid financial instruments and certain private equity investments not classified within levels 1 or 2.

Derivatives

Exchange-traded derivatives valued using quoted prices are classified within level 1 of the fair value hierarchy. However, few classes of derivative contracts are listed on an exchange; thus, the majority of Sony’s derivative positions are valued using internally developed models that use as their basis readily observable market parameters — i.e., parameters that are actively quoted and can be validated to external sources, including industry pricing services. Depending on the types and contractual terms of derivatives, fair value can be modeled using a series of techniques, such as the Black-Scholes option pricing model, which are consistently applied. Where derivative products have been established for some time, Sony uses models that are widely accepted in the financial services industry. These models reflect the contractual terms of the derivatives, including the period to maturity, and market-based parameters such as interest rates, volatility, and the credit rating of the counterparty. Further, many of these models do not contain a high level of subjectivity as the techniques used in the models do not require significant judgment, and inputs to the model are readily observable from actively quoted markets. Such instruments are generally classified within level 2 of the fair value hierarchy.

In determining the fair value of Sony’s interest rate swap derivatives, Sony uses the present value of expected cash flows based on market observable interest rate yield curves commensurate with the term of each instrument. For foreign currency derivatives, Sony’s approach is to use forward contract and option valuation models employing market observable inputs, such as spot currency rates, time value and option volatilities. These derivatives are classified within level 2 since Sony primarily uses observable inputs in its valuation of its derivative assets and liabilities.

The fair value of Sony’s assets and liabilities that are measured at fair value on a recurring basis at March 31, 2011 and 2012 are as follows:

	Yen in millions
	March 31, 2011
					Presentation in the consolidated balance sheets
	Level 1	Level 2	Level 3	Total	Marketable securities	Securities investments and other	Other current assets/ liabilities	Other noncurrent assets/ liabilities
Assets:
Trading securities	189,320	186,482	—	375,802	375,802	—	—	—
Available-for-sale securities
Debt securities
Japanese national government bonds	—	1,143,765	—	1,143,765	71,472	1,072,293	—	—
Japanese local government bonds	—	22,965	—	22,965	3,415	19,550	—	—
Japanese corporate bonds	—	329,057	4,581	333,638	96,745	236,893	—	—
Foreign corporate bonds	—	306,070	19,751	325,821	81,486	244,335	—	—
Other	—	7,933	299	8,232	—	8,232	—	—
Equity securities	141,408	81	—	141,489	—	141,489	—	—
Other investments*[1]	5,459	4,637	74,026	84,122	—	84,122	—	—
Derivative assets*[2]	—	15,110	—	15,110	—	—	15,101	9

Total assets	336,187	2,016,100	98,657	2,450,944	628,920	1,806,914	15,101	9

Liabilities:
Derivative liabilities*[2]	—	33,759	—	33,759	—	—	32,096	1,663

Total liabilities	—	33,759	—	33,759	—	—	32,096	1,663

	Yen in millions
	March 31, 2012
					Presentation in the consolidated balance sheets
	Level 1	Level 2	Level 3	Total	Marketable securities	Securities investments and other	Other current assets/ liabilities	Other noncurrent assets/ liabilities
Assets:
Trading securities	214,036	219,455	—	433,491	433,491	—	—	—
Available-for-sale securities
Debt securities
Japanese national government bonds	—	1,091,451	—	1,091,451	23,267	1,068,184	—	—
Japanese local government bonds	—	33,675	—	33,675	1,405	32,270	—	—
Japanese corporate bonds	—	293,637	1,513	295,150	123,434	171,716	—	—
Foreign corporate bonds	—	359,960	15,291	375,251	75,764	299,487	—	—
Other	—	23,616	309	23,925	—	23,925	—	—
Equity securities	111,517	680	—	112,197	—	112,197	—	—
Other investments*[1]	5,475	4,592	73,451	83,518	—	83,518	—	—
Derivative assets*[2]	—	18,518	—	18,518	—	—	18,513	5

Total assets	331,028	2,045,584	90,564	2,467,176	657,361	1,791,297	18,513	5

Liabilities:
Derivative liabilities*[2]	—	41,218	—	41,218	—	—	40,034	1,184

Total liabilities	—	41,218	—	41,218	—	—	40,034	1,184

*1	Other investments include certain hybrid financial instruments and certain private equity investments.

*2	Derivative assets and liabilities are recognized and disclosed on a gross basis.

There were no significant transfers between levels 1 and 2 for the fiscal year ended March 31, 2011. Transfers into level 1 were 2,169 million yen for the fiscal year ended March 31, 2012 as quoted prices for certain trading securities became available in an active market. Transfers out of level 1 were 7,221 million yen for the fiscal year ended March 31, 2012 as quoted prices for certain trading securities were not available in an active market.

The changes in fair value of level 3 assets and liabilities for the fiscal years ended March 31, 2011 and 2012 are as follows:

	Yen in millions
	Fiscal year ended March 31, 2011
	Assets
	Available-for-sale securities
	Debt securities
	Japanese corporate bonds	Foreign corporate bonds	Other	Other investments
Beginning balance	1,097	17,433	—	73,608
Total realized and unrealized gains (losses):
Included in earnings*[1]	(13)	(224)	—	(3,332)
Included in other comprehensive income (loss)*[2]	(18)	(841)	(1)	2,638
Purchases, issuances, sales and settlements	3,515	7,951	300	1,112
Transfers in and/or out of level 3	—	(4,568)	—	—

Ending balance	4,581	19,751	299	74,026

Changes in unrealized gains (losses) relating to instruments still held at reporting date:
Included in earnings*[1]	(2)	10	—	(3,779)

	Yen in millions
	Fiscal year ended March 31, 2012
	Assets
	Available-for-sale securities
	Debt securities
	Japanese corporate bonds	Foreign corporate bonds	Other	Other investments
Beginning balance	4,581	19,751	299	74,026
Total realized and unrealized gains (losses):
Included in earnings*[1]	—	27	—	(1,214)
Included in other comprehensive income (loss)*[2]	(2)	271	10	505
Purchases	—	6,994	—	3,144
Settlements	(500)	(5,961)	—	(2,784)
Transfers into level 3*[3]	2,116	956	—	—
Transfers out of level 3*[4]	(4,682)	(6,747)	—	—
Other	—	—	—	(226)

Ending balance	1,513	15,291	309	73,451

Changes in unrealized gains (losses) relating to instruments still held at reporting date:
Included in earnings*[1]	—	(2)	—	(1,215)

*1	Earning effects are included in financial services revenue in the consolidated statements of income.

*2	Unrealized gains (losses) are included in unrealized gains (losses) on securities in the consolidated statements of changes in stockholders’ equity.

*3	Certain corporate bonds were transferred into level 3 because differences between fair value determined by indicative quotes from dealers and internally developed prices became significant and the observability of inputs decreased.

*4	Certain corporate bonds were transferred out of level 3 because quoted prices became available.

Level 3 assets include certain hybrid financial instruments for which the price fluctuates primarily based on the main stock index in Japan (Nikkei index), certain private equity investments, and certain domestic and foreign corporate bonds for which quoted prices are not available in a market and where there is less transparency around inputs. In determining the fair value of such assets, Sony uses third-party information such as indicative quotes from dealers without adjustment. For validating the fair values, Sony primarily uses internal models which include management judgment or estimation of assumptions that market participants would use in pricing the asset.

(2)	Assets and liabilities that are measured at fair value on a nonrecurring basis:

Sony also has assets and liabilities that are required to be recorded at fair value on a nonrecurring basis when certain circumstances occur. During the fiscal years ended March 31, 2011 and 2012, such measurements of fair value related primarily to the impairments of long-lived assets, the remeasurement of the previously owned equity interests as part of the Game Show Network and Sony Ericsson acquisitions, and the S-LCD impairment.

Long-lived assets impairments

Long-lived assets are measured at the lesser of carrying value or fair value if such assets are held for sale or when there is a determination that the asset is impaired. During the fiscal years ended March 31, 2011 and 2012, Sony recorded impairment losses of 23,735 million yen and 59,583 million yen related to long-lived assets with carrying values prior to impairment of 27,513 million yen and 67,875 million yen; the fair value of the long-lived assets after impairments was 3,778 million yen and 8,292 million yen, respectively. Sony’s determination of fair value was based on the comparable market values or estimated net cash flows which considered prices and other relevant information generated by market transactions involving comparable assets or cash flow projections based upon the most recent business plan. These measurements are classified as level 3 because significant unobservable inputs, such as the conditions of the assets or projections of future cash flows, were considered in the fair value measurements.

Remeasurement of previously owned equity interests

During the fiscal years ended March 31, 2011 and 2012, Sony remeasured to fair value the previously owned equity interests as part of the Game Show Network and Sony Ericsson acquisitions. These measurements are classified as level 3 because significant unobservable inputs, such as projections of future cash flows and market comparables of similar transactions and companies were considered in the fair value measurements. Refer to Note 24.

S-LCD impairment

During the fiscal year ended March 31, 2012, Sony recorded a 60,019 million yen other-than-temporary impairment loss on its share of S-LCD, including the reclassification to net income of foreign currency translation adjustments and the impact of the exchange rate fluctuations between the initial impairment loss and closing of the sale to Samsung. The fair value of the shares of S-LCD after impairment was 71,662 million yen which approximated the cash consideration of 1.07 trillion Korean won subsequently received from Samsung upon its acquisition of Sony’s share of S-LCD. This measurement is classified as level 3 because significant unobservable inputs, primarily the estimate of the cash that would be received upon the sale to Samsung were considered in the fair value measurement. Refer to Note 5.

(3)	Financial instruments:

The estimated fair values by fair value hierarchy level of certain financial instruments that are not reported at fair value are summarized as follows:

	Yen in millions
	March 31, 2011
	Estimated fair value				Carrying amount
	Level 1	Level 2	Level 3	Total	Total
Assets:
Housing loans in the banking business	—	714,985	—	714,985	656,047

Total assets	—	714,985	—	714,985	656,047

Liabilities:
Long-term debt including the current portion	—	928,820	—	928,820	921,849
Investment contracts included in policyholders’ account in the life insurance business	—	320,036	—	320,036	322,649

Total liabilities	—	1,248,856	—	1,248,856	1,244,498

	Yen in millions
	March 31, 2012
	Estimated fair value				Carrying amount
	Level 1	Level 2	Level 3	Total	Total
Assets:
Housing loans in the banking business	—	823,668	—	823,668	749,636

Total assets	—	823,668	—	823,668	749,636

Liabilities:
Long-term debt including the current portion	—	1,069,914	—	1,069,914	1,072,709
Investment contracts included in policyholders’ account in the life insurance business	—	338,589	—	338,589	340,600

Total liabilities	—	1,408,503	—	1,408,503	1,413,309

The summary excludes cash and cash equivalents, call loans, time deposits, notes and accounts receivable, trade, call money, short-term borrowings, notes and accounts payable, trade and deposits from customers in the banking business because the carrying values of these financial instruments approximated their fair values due to their short-term nature. The summary also excludes held-to-maturity securities disclosed in Note 7.

Cash and cash equivalents, call loans and call money are classified in level 1. Time deposits, short-term borrowings, deposits from customers in the banking business are classified in level 2. Held-to-maturity securities, included in marketable securities and securities investments and other in the consolidated balance sheets, primarily include debt securities with quoted prices that are traded less frequently than exchange-traded instruments, such as the majority of government bonds and corporate bonds and are substantially all classified in level 2. The fair values of housing loans in the banking business, included in securities investments and other in the consolidated balance sheets, were estimated based on the discounted future cash flows using interest rates reflecting London InterBank Offered Rate base yield curve with a certain risk premium. The fair values of long-term debt including the current portion and investment contracts included in policyholders’ account in the life insurance business were estimated based on either the market value or the discounted future cash flows using Sony’s current incremental borrowing rates for similar liabilities.

Derivative instruments and hedging activities	12 Months Ended
Mar. 31, 2012
Derivative instruments and hedging activities
14.	Derivative instruments and hedging activities

Sony has certain financial instruments including financial assets and liabilities acquired in the normal course of business. Such financial instruments are exposed to market risk arising from the changes of foreign currency exchange rates and interest rates. In applying a consistent risk management strategy for the purpose of reducing such risk, Sony uses derivative financial instruments, which include foreign exchange forward contracts, foreign currency option contracts, and interest rate swap agreements (including interest rate and currency swap agreements). Certain other derivative financial instruments are entered into in the Financial Services segment for asset-liability management (ALM) purposes. These instruments are executed with creditworthy financial institutions, and virtually all foreign currency contracts are denominated in U.S. dollars, euros and other currencies of major countries. These derivatives generally mature or expire within six months after the balance sheet date. Other than derivatives utilized in the Financial Services segment for ALM, Sony does not use derivative financial instruments for trading or speculative purposes. These derivative transactions utilized for ALM in the Financial Services segment are executed within a certain limit in accordance with an internal risk management policy.

Derivative financial instruments held by Sony are classified and accounted for as described below.

Fair value hedges

Both the derivatives designated as fair value hedges and the hedged items are reflected at fair value in the consolidated balance sheets. Changes in the fair value of the derivatives designated as fair value hedges as well as offsetting changes in the carrying value of the underlying hedged items are recognized in income. For the fiscal years ended March 31, 2010, 2011 and 2012, these fair value hedges were fully effective. In addition, there were no amounts excluded from the assessment of hedge effectiveness of fair value hedges.

Cash flow hedges

Changes in the fair value of derivatives designated as cash flow hedges are initially recorded in other comprehensive income (“OCI”) and reclassified into earnings when the hedged transaction affects earnings. For the fiscal years ended March 31, 2010, 2011 and 2012, the ineffective portion of the hedging relationship is not significant. In addition, there were no amounts excluded from the assessment of hedge effectiveness for cash flow hedges.

Derivatives not designated as hedges

Changes in the fair value of derivatives not designated as hedges are recognized in income.

A description of the purpose and classification of the derivative financial instruments held by Sony is as follows:

Foreign exchange forward contracts and foreign currency option contracts

Foreign exchange forward contracts and purchased and written foreign currency option contracts are utilized primarily to limit the exposure affected by changes in foreign currency exchange rates on cash flows generated by anticipated intercompany transactions and intercompany accounts receivable and payable denominated in foreign currencies. The majority of written foreign currency option contracts are a part of range forward contract arrangements and expire in the same month with the corresponding purchased foreign currency option contracts.

Sony also enters into foreign exchange forward contracts, which effectively fix the cash flows from foreign currency denominated debt. Accordingly, these derivatives have been designated as cash flow hedges.

Foreign exchange forward contracts and foreign currency option contracts that do not qualify as hedges are marked-to-market with changes in value recognized in other income and expenses.

Foreign exchange forward contracts, foreign currency option contracts and currency swap agreements held by certain subsidiaries in the Financial Services segment are marked-to-market with changes in value recognized in financial service revenue.

Interest rate swap agreements (including interest rate and currency swap agreements)

Interest rate swap agreements are utilized primarily to lower funding costs, to diversify sources of funding and to limit Sony’s exposure associated with underlying debt instruments and available-for-sale debt securities resulting from adverse fluctuations in interest rates, foreign currency exchange rates and changes in fair values. Interest rate swap agreements entered into in the Financial Services segment are used for reducing the risk arising from the changes in the fair value of fixed rate available-for-sale debt securities. These derivatives are considered to be a hedge against changes in the fair value of available-for-sale debt securities in the Financial Services segment. Accordingly, these derivatives have been designated as fair value hedges.

Sony also enters into certain interest rate swap agreements for the purpose of reducing the risk arising from the changes in anticipated cash flows of variable rate debt and foreign currency denominated debt. These interest rate swap agreements, which effectively swap foreign currency denominated variable rate debt for functional currency denominated fixed rate debt, are considered to be a hedge against changes in the anticipated cash flows of Sony’s foreign denominated variable rate obligations. Accordingly, these derivatives have been designated as cash flow hedges.

Certain subsidiaries in the Financial Services segment have interest rate swap agreements as part of their ALM, which are marked-to-market with changes in value recognized in financial service revenue.

Any other interest rate swap agreements that do not qualify as hedges, which are used for reducing the risk arising from changes of variable rate debt, are marked-to-market with changes in value recognized in other income and expenses.

Other agreements

Certain subsidiaries in the Financial Services segment have credit default swap agreements, equity future contracts, other currency contracts and hybrid financial instruments as part of their ALM, which are marked-to-market with changes in value recognized in financial services revenue. The hybrid financial instruments, disclosed in Note 7 as debt securities, contain embedded derivatives that are not required to be bifurcated because the entire instruments are carried at fair value.

The estimated fair values of Sony’s outstanding derivative instruments are summarized as follows:

Derivatives designated as hedging instruments	Yen in millions
	Balance sheet location	Fair value		Balance sheet location	Fair value
		March 31			March 31
	Asset derivatives	2011	2012	Liability derivatives	2011	2012
Interest rate contracts	Prepaid expenses and other current assets	416	151	Current liabilities other	9,026	14,017
Interest rate contracts		—	—	Liabilities other	1,663	1,184
Foreign exchange contracts	Prepaid expenses and other current assets	—	7,558	Current liabilities other	67	15

		416	7,709		10,756	15,216

Derivatives not designated as hedging instruments	Yen in millions
	Balance sheet location	Fair value		Balance sheet location	Fair value
		March 31			March 31
	Asset derivatives	2011	2012	Liability derivatives	2011	2012
Interest rate contracts	Prepaid expenses and other current assets	314	5	Current liabilities other	3,630	4,390
Interest rate contracts		—	—	Liabilities other	—	—
Foreign exchange contracts	Prepaid expenses and other current assets	14,353	10,798	Current liabilities other	19,361	21,612
Foreign exchange contracts	Assets other	9	5		—	—
Credit contracts	Prepaid expenses and other current assets	18	1	Current liabilities other	12	—

		14,694	10,809		23,003	26,002

Total derivatives		15,110	18,518		33,759	41,218

Presented below are the effects of derivative instruments on the consolidated statements of income for the fiscal years ended March 31, 2010, 2011 and 2012 (yen in millions).

Derivatives under fair value hedging relationships	Location of gain or (loss) recognized in income on derivative	Amount of gain or (loss) recognized in income on derivative
		Fiscal year ended March 31
		2010	2011	2012
Interest rate contracts	Financial services revenue	(3,475)	588	(2,998)
Foreign exchange contracts	Foreign exchange gain or (loss), net	97	(18)	(49)

Total		(3,378)	570	(3,047)

Derivatives under cash flow hedging relationships	Yen in millions
	Fiscal year ended March 31, 2011
	Amount of gain or (loss) recognized in OCI on derivative	Gain or (loss) reclassified from accumulated OCI into income (effective portion)		Gain or (loss) recognized in income on derivative (ineffective portion)
	Amount	Location	Amount	Location	Amount
Interest rate contracts	(108)	Interest expense	329	Interest expense	—

Total	(108)	Total	329	Total	—

Derivatives under cash flow hedging relationships	Yen in millions
	Fiscal year ended March 31, 2012
	Amount of gain or (loss) recognized in OCI on derivative	Gain or (loss) reclassified from accumulated OCI into income (effective portion)		Gain or (loss) recognized in income on derivative (ineffective portion)
	Amount	Location	Amount	Location	Amount
Interest rate contracts	171	Interest expense	308	Interest expense	—

Total	171	Total	308	Total	—

At March 31, 2012, amounts related to derivatives qualifying as cash flow hedges amounted to a net reduction of equity of 1,050 million yen.

Derivatives not designated as hedging instruments	Location of gain or (loss) recognized in income on derivative	Amount of gain or (loss) recognized in income on derivative (Yen in millions)
		Fiscal year ended March 31
		2010	2011	2012
Interest rate contracts	Financial services revenue	(884)	(3,332)	(3,303)
Interest rate contracts	Financial services expenses	32	32	—
Foreign exchange contracts	Financial services revenue	1,468	(1,294)	(79)
Foreign exchange contracts	Foreign exchange gain or (loss), net	(8,779)	8,311	4,324
Equity contracts	Financial services revenue	83	—	—
Bond contracts	Financial services revenue	68	44	—
Credit contracts	Financial services revenue	(518)	(101)	(25)

Total		(8,530)	3,660	917

The following table summarizes additional information, including notional amounts, for each type of derivative:

	Yen in millions
	March 31, 2011		March 31, 2012
	Notional amount	Fair value	Notional amount	Fair value
Foreign exchange contracts:
Foreign exchange forward contracts	1,364,147	(8,825)	1,227,889	(7,305)
Currency option contracts purchased	5,822	19	9,878	91
Currency option contracts written	423	(9)	152	(1)
Currency swap agreements	117,028	2,015	519,041	2,206
Other currency contracts	46,201	1,734	48,347	1,743
Interest rate contracts:
Interest rate swap agreements	448,353	(13,589)	451,416	(19,435)
Credit contracts:
Credit default swap agreements	4,841	6	1,367	1

Pension and Severance Plans	12 Months Ended
Mar. 31, 2012
Pension and Severance Plans
15.	Pension and severance plans

Upon terminating employment, employees of Sony Corporation and its subsidiaries in Japan are entitled, under most circumstances, to lump-sum indemnities or pension payments as described below. In July 2004, Sony Corporation and certain of its subsidiaries amended their pension plans and introduced a point-based plan under which a point is added every year reflecting the individual employee’s performance over that year. Under the point-based plan, the amount of payment is determined based on the sum of cumulative points from past services and interest points earned on the cumulative points regardless of whether or not the employee is voluntarily retiring.

Under the plans, in general, the defined benefits cover 65% of the indemnities under existing regulations to employees. The remaining indemnities are covered by severance payments by the companies. The pension benefits are payable at the option of the retiring employee either in a lump-sum amount or monthly pension payments. Contributions to the plans are funded through several financial institutions in accordance with the applicable laws and regulations.

From April 1, 2012, Sony Corporation and substantially all of its subsidiaries in Japan have modified existing defined benefit pension plans such that life annuities will no longer accrue additional service benefits, with those participants instead accruing fixed-term annuities. The defined benefit pension plans were closed to new participants and a defined contribution plan was also introduced. The changes have no impact on Sony’s results of operations and financial position as of and for the fiscal year ended March 31, 2012.

In addition, several of Sony’s foreign subsidiaries have defined benefit pension plans or severance indemnity plans, which cover substantially all of their employees. Under such plans, the related cost of benefits is currently funded or accrued. Benefits awarded under these plans are based primarily on the current rate of pay and length of service.

The components of net periodic benefit costs for the fiscal years ended March 31, 2010, 2011 and 2012 were as follows:

Japanese plans:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Service cost	30,980	29,589	29,774
Interest cost	15,402	16,067	15,196
Expected return on plan assets	(16,969)	(17,987)	(15,401)
Recognized actuarial loss	16,000	11,802	12,219
Amortization of prior service costs	(10,391)	(10,391)	(10,380)

Net periodic benefit costs	35,022	29,080	31,408

Foreign plans:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Service cost	3,645	4,160	3,348
Interest cost	12,083	11,165	10,082
Expected return on plan assets	(8,652)	(9,135)	(9,049)
Amortization of net transition asset	67	20	139
Recognized actuarial loss	857	2,911	2,771
Amortization of prior service costs	30	(32)	(448)
Losses (gains) on curtailments and settlements	1,766	(31)	1,111

Net periodic benefit costs	9,796	9,058	7,954

The estimated net actuarial loss, prior service cost and obligation (asset) existing at transition for the defined benefit pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit costs over the next fiscal year are 11,262 million yen, 10,671 million yen and 59 million yen, respectively.

The changes in the benefit obligation and plan assets as well as the funded status and composition of amounts recognized in the consolidated balance sheets were as follows:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2011	2012	2011	2012
Change in benefit obligation:
Benefit obligation at beginning of the fiscal year	709,554	735,853	231,341	206,497
Service cost	29,589	29,774	4,160	3,348
Interest cost	16,067	15,196	11,165	10,082
Plan participants’ contributions	—	—	764	684
Amendments	—	(1,119)	(6,677)	440
Actuarial (gain) loss	6,424	25,098	(6,869)	12,376
Foreign currency exchange rate changes	—	—	(16,994)	(3,273)
Curtailments and settlements	(404)	(301)	(166)	(577)
Effect of changes in consolidated subsidiaries	—	8,852	—	3,104
Benefits paid	(25,377)	(24,294)	(10,227)	(11,040)

Benefit obligation at end of the fiscal year	735,853	789,059	206,497	221,641

Change in plan assets:
Fair value of plan assets at beginning of the fiscal year	515,701	536,648	134,226	140,387
Actual return on plan assets	4,327	18,447	10,930	11,421
Foreign currency exchange rate changes	—	—	(9,121)	(1,872)
Employer contribution	34,892	15,745	13,029	9,033
Plan participants’ contributions	—	—	764	684
Curtailments and settlements	—	—	(217)	(1,386)
Effect of changes in consolidated subsidiaries	—	4,592	—	2,331
Benefits paid	(18,272)	(19,185)	(9,224)	(9,459)

Fair value of plan assets at end of the fiscal year	536,648	556,247	140,387	151,139

Funded status at end of the fiscal year	(199,205)	(232,812)	(66,110)	(70,502)

Amounts recognized in the consolidated balance sheets consist of:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2011	2012	2011	2012
Noncurrent assets	1,454	1,769	3,894	4,399
Current liabilities	—	—	(2,716)	(2,943)
Noncurrent liabilities	(200,659)	(234,581)	(67,288)	(71,958)

Ending balance	(199,205)	(232,812)	(66,110)	(70,502)

Amounts recognized in accumulated other comprehensive income, excluding tax effects, consist of:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2011	2012	2011	2012
Prior service cost (credit)	(86,470)	(75,840)	(3,930)	(2,933)
Net actuarial loss	278,895	292,382	33,919	38,196
Obligation existing at transition	—	—	204	52

Ending balance	192,425	216,542	30,193	35,315

The accumulated benefit obligations for all defined benefit pension plans were as follows:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2011	2012	2011	2012
Accumulated benefit obligations	731,666	786,679	183,954	189,360

The projected benefit obligations, the accumulated benefit obligations and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were as follows:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2011	2012	2011	2012
Projected benefit obligations	729,691	781,983	176,755	170,314
Accumulated benefit obligations	725,504	779,604	167,609	163,002
Fair value of plan assets	530,300	549,017	121,338	111,667

Weighted-average assumptions used to determine benefit obligations as of March 31, 2011 and 2012 were as follows:

	Japanese plans		Foreign plans
	March 31		March 31
	2011	2012	2011	2012
Discount rate	2.1%	1.9%	5.2%	4.7%
Rate of compensation increase	*	*	3.5	3.5

*	Substantially all of Sony’s Japanese pension plans were point-based. Point-based plans do not incorporate a measure of compensation rate increases.

Weighted-average assumptions used to determine the net periodic benefit costs for the fiscal years ended March 31, 2010, 2011 and 2012 were as follows:

	Japanese plans			Foreign plans
	Fiscal year ended March 31			Fiscal year ended March 31
	2010	2011	2012	2010	2011	2012
Discount rate	2.2%	2.3%	2.1%	6.5%	5.5%	5.2%
Expected return on plan assets	3.6	2.9	3.0	6.5	5.9	6.5
Rate of compensation increase	2.7	*	*	3.2	4.0	3.5

*	As of March 31, 2011 and 2012, substantially all of Sony’s Japanese pension plans were point-based. Point-based plans do not incorporate a measure of compensation rate increases.

Sony reviews these assumptions for changes in circumstances.

The weighted-average rate of compensation increase is calculated based only on the pay-related plans. The point-based plans discussed above are excluded from the calculation because payments made under the plan are not based on employee compensation.

To determine the expected long-term rate of return on pension plan assets, Sony considers the current and expected asset allocations, as well as the historical and expected long-term rates of returns on various categories of plan assets. Sony’s pension investment policy recognizes the expected growth and the variability risk associated with the long-term nature of pension liabilities, the returns and risks of diversification across asset classes, and the correlation among assets. The asset allocations are designed to maximize returns consistent with levels of liquidity and investment risk that are considered prudent and reasonable. While the pension investment policy gives appropriate consideration to recent market performance and historical returns, the investment assumptions utilized by Sony are designed to achieve a long-term return consistent with the long-term nature of the corresponding pension liabilities.

The investment objectives of Sony’s plan assets are designed to generate returns that will enable the plans to meet their future obligations. The precise amount for which these obligations will be settled depends on future events, including the retirement dates and life expectancy of the plans’ participants. The obligations are estimated using actuarial assumptions, based on the current economic environment and other pertinent factors. Sony’s investment strategy balances the requirement to generate returns, using potentially higher yielding assets such as equity securities, with the need to control risk in the portfolio with less volatile assets, such as fixed-income securities. Risks include, among others, inflation, volatility in equity values and changes in interest rates that could negatively impact the funding level of the plans, thereby increasing its dependence on contributions from Sony. To mitigate any potential concentration risk, thorough consideration is given to balancing the portfolio among industry sectors and geographies, taking into account interest rate sensitivity, dependence on economic growth, currency and other factors that affect investment returns. The target allocations as of March 31, 2012, are, as a result of Sony’s asset liability management, 28% of equity securities, 58% of fixed income securities and 14% of other investments for the pension plans of Sony Corporation and most of its subsidiaries in Japan, and, on a weighted average basis, 46% of equity securities, 39% of fixed income securities and 15% of other investments for the pension plans of foreign subsidiaries.

The fair values of the assets held by Japanese and foreign plans, which are classified in accordance with the fair value hierarchy described in Note 2, are as follows:

	Japanese plans
	Yen in millions
	Fair value at March 31, 2011	Fair value measurements using inputs considered as
Asset class		Level 1	Level 2	Level 3
Cash and cash equivalents	25,151	25,151	—	—
Equity:
Equity securities(a)	127,695	125,692	2,003	—
Fixed income:
Government bonds(b)	226,183	—	226,183	—
Corporate bonds(c)	23,375	—	23,375	—
Asset-backed securities(d)	3,451	—	3,451	—
Commingled funds(e)	63,693	—	63,693	—
Commodity funds(f)	1,991	—	1,991	—
Private equity(g)	19,888	—	—	19,888
Hedge funds(h)	43,688	—	—	43,688
Real estate	1,533	—	—	1,533

Total	536,648	150,843	320,696	65,109

	Japanese plans
	Yen in millions
	Fair value at March 31, 2012	Fair value measurements using inputs considered as
Asset class		Level 1	Level 2	Level 3
Cash and cash equivalents	14,586	14,586	—	—
Equity:
Equity securities(a)	130,283	127,918	2,365	—
Fixed income:
Government bonds(b)	255,010	—	255,010	—
Corporate bonds(c)	23,853	—	23,853	—
Asset-backed securities(d)	4,722	—	4,722	—
Commingled funds(e)	58,862	—	58,862	—
Commodity funds(f)	1,850	—	1,850	—
Private equity(g)	23,388	—	—	23,388
Hedge funds(h)	42,258	—	—	42,258
Real estate	1,435	—	—	1,435

Total	556,247	142,504	346,662	67,081

(a)	Includes approximately 64 percent and 65 percent of Japanese equity securities, and 36 percent and 35 percent of foreign equity securities for the fiscal years ended March 31, 2011 and 2012, respectively.

(b)	Includes approximately 65 percent and 64 percent of debt securities issued by Japanese national and local governments, and 35 percent and 36 percent of debt securities issued by foreign national and local governments for the fiscal years ended March 31, 2011 and 2012, respectively.

(c)	Includes debt securities issued by Japanese and foreign corporation and government related agencies.

(d)	Includes primarily mortgage-backed securities.

(e)	Commingled funds represent pooled institutional investments, including primarily investment trusts. They include approximately 39 percent and 42 percent of investments in equity, 58 percent and 56 percent of investments in fixed income, and 3 percent and 2 percent of investments in other for the fiscal years ended March 31, 2011 and 2012, respectively.

(f)	Represents commodity futures funds.

(g)	Includes multiple private equity funds of funds that primarily invest in venture, buyout, and distressed markets in the U.S. and Europe.

(h)	Includes primarily funds that invest in a portfolio of a broad range of hedge funds to diversify the risks and reduce the volatilities associated with a single hedge fund.

	Foreign plans
	Yen in millions
	Fair value at March 31, 2011	Fair value measurements using inputs considered as
Asset class		Level 1	Level 2	Level 3
Cash and cash equivalents	860	860	—	—
Equity:
Equity securities(a)	38,512	33,273	5,239	—
Fixed income:
Government bonds(b)	21,405	—	21,405	—
Corporate bonds(c)	14,994	—	10,148	4,846
Asset-backed securities	2,053	—	2,053	—
Insurance contracts(d)	6,718	—	6,718	—
Commingled funds(e)	50,517	—	49,987	530
Real estate and other(f)	5,328	45	1,510	3,773

Total	140,387	34,178	97,060	9,149

	Foreign plans
	Yen in millions
	Fair value at March 31, 2012	Fair value measurements using inputs considered as
Asset class		Level 1	Level 2	Level 3
Cash and cash equivalents	859	859	—	—
Equity:
Equity securities(a)	36,497	30,514	5,983	—
Fixed income:
Government bonds(b)	43,504	—	43,504	—
Corporate bonds(c)	9,192	—	5,231	3,961
Asset-backed securities	648	—	648	—
Insurance contracts(d)	9,283	—	9,283	—
Commingled funds(e)	43,902	—	43,902	—
Real estate and other(f)	7,254	20	2,151	5,083

Total	151,139	31,393	110,702	9,044

(a)	Includes primarily foreign equity securities.

(b)	Includes primarily foreign government debt securities.

(c)	Includes primarily foreign corporate debt securities.

(d)	Represents annuity contracts with or without profit sharing.

(e)	Commingled funds represent pooled institutional investments including mutual funds, common trust funds, and collective investment funds. They are primarily comprised of foreign equities and fixed income investments.

(f)	Includes primarily private real estate investment trusts.

Each level in the fair value hierarchy in which each plan asset is classified is determined based on inputs used to measure the fair values of the asset, and does not necessarily indicate the risks or rating of the asset.

The following is a description of the valuation techniques used to measure Japanese and foreign plan assets at fair value. There were no changes in valuation techniques during the fiscal years ended March 31, 2011 and 2012.

Equity securities are valued at the closing price reported in the active market in which the individual securities are traded. These assets are generally classified as level 1.

The fair value of fixed income securities is typically estimated using pricing models, quoted prices of securities with similar characteristics or discounted cash flows and are generally classified as level 2.

Commingled funds are typically valued using the net asset value provided by the administrator of the fund and reviewed by Sony. The net asset value is based on the value of the underlying assets owned by the fund, minus liabilities and divided by the number of shares or units outstanding. These assets are classified as level 1, level 2 or level 3 depending on availability of quoted market prices.

Commodity funds are valued using inputs that are derived principally from or corroborated by observable market data. These assets are generally classified as level 2.

Private equity and private real estate investment trust valuations require significant judgment due to the absence of quoted market prices, the inherent lack of liquidity and the long-term nature of such assets. These assets are initially valued at cost and are reviewed periodically utilizing available and relevant market data to determine if the carrying value of these assets should be adjusted. These investments are classified as level 3. The valuation methodology is applied consistently from period to period.

Hedge funds are valued using the net asset value as determined by the administrator or custodian of the fund. These investments are classified as level 3.

The following table sets forth a summary of changes in the fair values of Japanese and foreign plans’ level 3 assets for the fiscal years ended March 31, 2011 and 2012:

	Japanese plans
	Yen in millions
	Fair value measurement using significant unobservable inputs (Level 3)
	Private equity	Hedge funds	Real estate	Total
Beginning balance at April 1, 2010	21,337	51,498	1,655	74,490
Return on assets held at end of year	(1,449)	2,467	(122)	896
Return on assets sold during the year	—	(436)	—	(436)
Purchases, sales, and settlements, net	—	(9,841)	—	(9,841)
Transfers, net	—	—	—	—

Ending balance at March 31, 2011	19,888	43,688	1,533	65,109

Return on assets held at end of year	450	470	(98)	822
Return on assets sold during the year	—	—	—	—
Purchases, sales, and settlements, net	3,050	(1,900)	—	1,150
Transfers, net	—	—	—	—

Ending balance at March 31, 2012	23,388	42,258	1,435	67,081

	Foreign plans
	Yen in millions
	Fair value measurement using significant unobservable inputs (Level 3)
	Corporate bonds	Asset-backed securities	Commingled funds	Real estate and other	Total
Beginning balance at April 1, 2010	4,571	75	528	3,777	8,951
Return on assets held at end of year	503	—	9	490	1,002
Return on assets sold during the year	—	5	—	—	5
Purchases, sales, and settlements, net	260	(72)	—	(159)	29
Transfers, net	—	—	—	—	—
Other*	(488)	(8)	(7)	(335)	(838)

Ending balance at March 31, 2011	4,846	—	530	3,773	9,149

Return on assets held at end of year	447	—	—	558	1,005
Return on assets sold during the year	—	—	—	—	—
Purchases, sales, and settlements, net	(1,209)	—	(530)	156	(1,583)
Transfers, net	—	—	—	—	—
Other*	(123)	—	—	596	473

Ending balance at March 31, 2012	3,961	—	—	5,083	9,044

*	Primarily consists of translation adjustments.

Sony makes contributions to its defined benefit pension plans as deemed appropriate by management after considering the fair value of plan assets, expected return on plan assets and the present value of benefit obligations. Sony expects to contribute approximately 18 billion yen to the Japanese plans and approximately 9 billion yen to the foreign plans during the fiscal year ending March 31, 2013. At the end of the fiscal year ended March 31, 2011, Sony had expected to contribute approximately 35 billion yen to the Japanese plans. However, Sony actually contributed 16 billion yen to the plans in the fiscal year ended March 31, 2012.

The expected future benefit payments are as follows:

	Japanese plans	Foreign plans
Fiscal year ending March 31	Yen in millions	Yen in millions
2013	26,197	9,418
2014	28,084	9,485
2015	30,972	10,461
2016	33,553	10,163
2017	34,518	10,827
2018 — 2022	209,895	58,880

Stockholders' Equity	12 Months Ended
Mar. 31, 2012
Stockholders' Equity
16.	Stockholders’ equity

(1)	Common stock:

Changes in the number of shares of common stock issued and outstanding during the fiscal years ended March 31, 2010, 2011 and 2012 have resulted from the following:

Number of shares
Balance at March 31, 2009	1,004,535,364
Exercise of stock acquisition rights	36,100

Balance at March 31, 2010	1,004,571,464
Exercise of stock acquisition rights	65,200

Balance at March 31, 2011	1,004,636,664
Exercise of stock acquisition rights	1,500

Balance at March 31, 2012	1,004,638,164

At March 31, 2012, 22,417,400 shares of common stock would be issued upon the conversion or exercise of all convertible bonds and stock acquisition rights outstanding.

Conversions of convertible bonds into common stock are accounted for in accordance with the provisions of the Companies Act of Japan (Kaishaho) and related regulations (collectively the “Companies Act”) by crediting approximately one-half of the conversion proceeds to the common stock account and the remainder to the additional paid-in capital account.

Sony Corporation may purchase its own shares at any time by a resolution of the Board of Directors up to the retained earnings available for dividends to shareholders, in accordance with the Companies Act. No common stock had been acquired by the resolution of the Board of Directors during the fiscal years ended March 31, 2010, 2011 and 2012.

(2)	Retained earnings:

The amount of statutory retained earnings of Sony Corporation available for dividends to shareholders as of March 31, 2012 was 310,522 million yen. The appropriation of retained earnings for the fiscal year ended March 31, 2012, including cash dividends for the six-month period ended March 31, 2012, has been incorporated in the accompanying consolidated financial statements. This appropriation of retained earnings was approved at the meeting of the Board of Directors of Sony Corporation held on May 9, 2012 and was then recorded in the statutory books of account, in accordance with the Companies Act.

Retained earnings include Sony’s equity in undistributed earnings of affiliated companies accounted for by the equity method in the amount of 30,809 million yen and 7,891 million yen at March 31, 2011 and 2012, respectively.

(3)	Other comprehensive income:

Other comprehensive income for the fiscal years ended March 31, 2010, 2011 and 2012 were comprised of the following:

	Yen in millions
	Pre-tax amount	Tax benefit/(expense)	Net-of-tax amount
For the fiscal year ended March 31, 2010:
Unrealized gains (losses) on securities, net —
Unrealized holding gains arising during the period*	74,501	(22,469)	33,502
Less : Reclassification adjustment included in net income	(1,896)	661	(1,235)
Unrealized gains (losses) on derivative instruments, net —
Unrealized holding gains arising during the period	2,040	(415)	1,625
Less : Reclassification adjustment included in net income	(566)	489	(77)
Pension liability adjustment*	45,767	(22,074)	23,720
Foreign currency translation adjustments —
Translation adjustments arising during the period	4,583	(22)	4,561
Less : Reclassification adjustment included in net income	2,289	—	2,289

Other comprehensive income	126,718	(43,830)	64,385

	Yen in millions
	Pre-tax amount	Tax benefit/(expense)	Net-of-tax amount
For the fiscal year ended March 31, 2011:
Unrealized gains (losses) on securities, net —
Unrealized holding losses arising during the period*	(42,311)	12,996	(25,445)
Less : Reclassification adjustment included in net income	21,548	(8,104)	13,444
Unrealized gains (losses) on derivative instruments, net —
Unrealized holding losses arising during the period	(662)	52	(610)
Less : Reclassification adjustment included in net income	(785)	(158)	(943)
Pension liability adjustment*	3,164	(6,463)	(3,176)
Foreign currency translation adjustments —
Translation adjustments arising during the period	(118,840)	1,256	(117,584)
Less : Reclassification adjustment included in net income	(832)	—	(832)

Other comprehensive income (loss)	(138,718)	(421)	(135,146)

	Yen in millions
	Pre-tax amount	Tax benefit/(expense)	Net-of-tax amount
For the fiscal year ended March 31, 2012:
Unrealized gains (losses) on securities, net —
Unrealized holding gains arising during the period*	28,712	(10,162)	12,369
Less : Reclassification adjustment included in net income	3,417	(1,240)	2,177
Unrealized gains (losses) on derivative instruments, net —
Unrealized holding losses arising during the period	(177)	(70)	(247)
Less : Reclassification adjustment included in net income	911	(125)	786
Pension liability adjustment*	(29,239)	(3,934)	(34,668)
Foreign currency translation adjustments —
Translation adjustments arising during the period*	(32,640)	74	(32,961)
Less : Reclassification adjustment included in net income	14,655	—	14,655

Other comprehensive income (loss)	(14,361)	(15,457)	(37,889)

*	Amounts allocable to the noncontrolling interests in the equity of a subsidiary and other are deducted from the net-of-tax amount for unrealized holding gains on securities, pension liability adjustment and foreign currency translation adjustments arising during the period.

During the fiscal years ended March 31, 2010, 2011 and 2012, losses of 2,289 million yen, gains of 832 million yen and losses of 14,655 million yen, respectively, of foreign currency translation adjustments were transferred from accumulated other comprehensive income to net income as a result of the liquidation or sale of certain foreign subsidiaries and affiliates. The amount transferred during the fiscal year ended March 31, 2012 includes losses of 12,772 million yen as a result of the other-than-temporary impairment loss on the shares of S-LCD. Refer to Note 5.

Stock-Based Compensation Plans	12 Months Ended
Mar. 31, 2012
Stock-Based Compensation Plans
17.	Stock-based compensation plans

The stock-based compensation expense for the fiscal years ended March 31, 2010, 2011 and 2012 was 2,202 million yen, 1,952 million yen and 1,952 million yen, respectively. The income tax benefit related to the stock-based compensation expense for the fiscal years ended March 31, 2010, 2011 and 2012 was 271 million yen, 322 million yen and 287 million yen, respectively. The total cash received from exercises under all of the stock-based compensation plans during the fiscal years ended March 31, 2010, 2011 and 2012 was 114 million yen, 198 million yen and 4 million yen, respectively. Sony issued new shares upon exercise of these rights. The actual income tax benefit realized for tax deductions from exercises under all the stock-based compensation plans for the fiscal years ended March 31, 2010, 2011 and 2012 was insignificant.

Sony has three types of stock-based compensation plans as incentive plans for selected directors, corporate executive officers and employees.

(1)	Stock Acquisition Rights plan:

Sony has an equity-based compensation plan that issues common stock acquisition rights for the purpose of granting stock options to selected directors, corporate executive officers and employees of Sony, pursuant to the Companies Act. The stock acquisition rights generally vest ratably over a period of three years and are exercisable up to ten years from the date of grant.

The weighted-average fair value per share at the date of grant of stock acquisition rights granted during the fiscal years ended March 31, 2010, 2011 and 2012 was 813 yen, 1,036 yen and 345 yen, respectively. The fair value of stock acquisition rights granted on the date of grant and used to recognize compensation expense for the fiscal years ended March 31, 2010, 2011 and 2012 was estimated using the Black-Scholes option-pricing model with the following weighted-average assumptions:

	Fiscal year ended March 31
	2010		2011		2012
Weighted-average assumptions
Risk-free interest rate	2.08%		1.60%		1.08%
Expected lives	6.49	years	6.64	years	6.77	years
Expected volatility*	33.70%		35.74%		36.88%
Expected dividends	0.99%		0.83%		1.85%

*	Expected volatility was based on the historical volatilities of Sony Corporation’s common stock over the expected life of the stock acquisition rights.

A summary of the activities regarding the stock acquisition rights plan during the fiscal year ended March 31, 2012 is as follows:

	Fiscal year ended March 31, 2012
	Number of shares	Weighted- average exercise price	Weighted- average remaining life	Total intrinsic value
		Yen	Years	Yen in millions
Outstanding at beginning of the fiscal year	17,011,400	3,458
Granted	2,537,500	1,520
Exercised	1,500	2,347
Forfeited or expired	667,100	3,326

Outstanding at end of the fiscal year	18,880,300	3,188	5.78	336

Exercisable at end of the fiscal year	13,952,100	3,548	4.64	—

The total intrinsic value of shares exercised under the stock acquisition rights plan during the fiscal years ended March 31, 2010, 2011 and 2012 was 20 million yen, 26 million yen and 0.2 million yen, respectively.

As of March 31, 2012, there was 1,425 million yen of total unrecognized compensation expense related to nonvested stock acquisition rights. This expense is expected to be recognized over a weighted-average period of 2.01 years.

(2)	Convertible Bonds plan:

Sony had an equity-based compensation plan for selected executives of Sony’s U.S. subsidiaries using U.S. dollar-denominated non-interest bearing convertible bonds, which had characteristics similar to that of an option plan. Each convertible bond could be converted into 100 shares of the common stock of Sony Corporation at an exercise price based on the prevailing market rate shortly before the date of grant. The convertible bonds vested ratably over a three-year period and were exercisable up to ten years from the date of grant. As the convertible bonds were issued in exchange for a non-interest bearing employee loan and a right of offset exists between the convertible bonds and the employee loans, no accounting recognition was given to either the convertible bonds or the employee loans in Sony’s consolidated balance sheets.

A summary of the activities regarding the convertible bond plan during the fiscal year ended March 31, 2012 is as follows:

	Fiscal year ended March 31, 2012
	Number of shares	Weighted-average exercise price
		Yen
Outstanding at beginning of the fiscal year	548,500	6,931
Expired	(548,500)	6,931

Outstanding at end of the fiscal year	—

There were no shares granted or exercised under the convertible bond plan during the fiscal years ended March 31, 2010, 2011 and 2012. At March 31, 2012, the remaining exercisable shares expired under this plan and there are no further shares outstanding or exercisable under the convertible bond plan as of March 31, 2012.

(3)	Stock Appreciation Rights (“SARs”) plan:

Sony granted SARs in the United States of America for selected employees. Under the terms of these plans, employees upon exercise of such rights receive cash equal to the amount that the market price of Sony Corporation’s common stock exceeds the strike price of the SARs. The SARs generally vest ratably over a period of three years, and are generally exercisable up to ten years from the date of grant.

There were no SARs granted during the fiscal years ended March 31, 2010, 2011 and 2012. As of March 31, 2012, there were 23,200 SARs outstanding and the weighted-average exercise price was 4,298 yen. All SARs were exercisable as of March 31, 2012.

The compensation expense for the SARs is measured as the excess of the quoted market price of Sony Corporation’s common stock over the SARs strike price. SAR compensation expense for the fiscal years ended March 31, 2010, 2011, and 2012 was insignificant.

Great East Japan Earthquake and Thai Floods	12 Months Ended
Mar. 31, 2012
Great East Japan Earthquake and Thai Floods
18.	Great East Japan Earthquake and Thai Floods

(1)	Great East Japan Earthquake

On March 11, 2011, Japan experienced a massive earthquake and tsunami (the “Great East Japan Earthquake”). The disaster caused significant damage to certain fixed assets including buildings, machinery and equipment as well as inventories in manufacturing sites and warehouses located principally in northeastern Japan.

For the fiscal year ended March 31, 2011, Sony incurred incremental losses and expenses including repair, removal and cleaning costs directly related to the damage caused by the disaster of 10,897 million yen, including the disposal or impairment of fixed assets of 7,668 million yen. These losses and expenses were primarily recorded in other operating (income) expense, net in the consolidated statements of income and were offset by insurance recoveries of 10,841 million yen, the amount that was deemed probable up to the extent of the corresponding losses recognized, as described below. The restoration costs anticipated to occur on or after April 1, 2011 were not recorded in the period ended March 31, 2011. In addition, Sony also incurred other losses and expenses of 11,821 million yen, which included idle facility costs at manufacturing sites, and an additional provision for life insurance policy reserves. These losses and expenses were primarily recorded in cost of sales and financial services expenses in the consolidated statements of income.

For the fiscal year ended March 31, 2012, Sony incurred incremental losses and expenses including repair, removal, restoration and cleaning costs directly related to the damage caused by the disaster of 5,864 million yen. These losses and expenses were primarily recorded in cost of sales in the consolidated statements of income and were partially offset by insurance recoveries of 2,159 million yen, as described below. In addition, Sony also incurred other losses and expenses of 6,294 million yen, which included idle facility costs at manufacturing sites. These losses and expenses were primarily recorded in cost of sales in the consolidated statements of income.

Sony has insurance policies which cover certain damage directly caused by the Great East Japan Earthquake for Sony Corporation and certain of its subsidiaries including manufacturing sites. The insurance policies cover the damage and costs associated with fixed assets and inventories and provide business interruption coverage, including lost profits.

Insurance claims in the amount of 15,000 million yen, the total coverage amount, were agreed to by the insurance carriers as a final settlement and were paid in March 2012. Of this amount, 2,000 million yen is due to a certain carrier as reinsurance and recorded in other current liabilities in the consolidated balance sheets. The insurance proceeds are primarily included in investing activities in the consolidated statements of cash flows.

(2)	Thai Floods

In October 2011, certain of Sony’s Thailand subsidiaries temporarily closed operations due to significant floods (the “Floods”). The Floods caused significant damage to certain fixed assets including buildings, machinery and equipment as well as inventories in manufacturing sites and warehouses located in Thailand. In addition, the Floods impacted the operations of certain Sony subsidiaries in Japan and other countries.

For the fiscal year ended March 31, 2012, Sony incurred incremental losses and expenses including repair, removal and cleaning costs directly related to the damage caused by the Floods of 13,236 million yen, including the disposal or impairment of fixed assets of 7,882 million yen. These losses and expenses were primarily recorded in other operating (income) expense, net in the consolidated statements of income and were offset by insurance recoveries as described below. The restoration costs anticipated to occur on or after April 1, 2012 were not recorded in the fiscal year ended March 31, 2012 and will be recorded when the services are rendered and liabilities incurred. In addition, Sony also incurred other losses and expenses of 13,899 million yen, which included idle facility costs at manufacturing sites and other additional expenses. These losses and expenses were mainly recorded in cost of sales in the consolidated statements of income.

Sony has insurance policies which cover certain damage directly caused by the Floods for Sony Corporation and certain of its subsidiaries including manufacturing sites. The insurance policies cover the damage and costs associated with fixed assets, inventories and additional expenses including removal and cleaning costs and provide business interruption coverage, including lost profits.

Insurance claims in the amount of 50,416 million yen were agreed to by the insurance carriers and were paid during the fiscal year ended March 31, 2012. Of this amount, Sony received 26,316 million yen for fixed assets, inventories and additional expenses, of which 17,520 million yen represents the portion of insurance recoveries in excess of the carrying value before the damage caused by the Floods of the insured fixed assets and inventories, and were recorded in cost of sales and other operating (income) expense, net in the consolidated statements of income. The remaining amount of the insurance claims paid of 24,100 million yen was for business interruption insurance recoveries, which applies to the lost profit which occurred after the Floods to December 31, 2011, and were recorded in other operating revenue in the consolidated statements of income. The insurance proceeds for fixed assets and for other than fixed assets are included in investing activities and operating activities in the consolidated statements of cash flows, respectively.

In addition, as of March 31, 2012, Sony still had pending insurance claims for damage to fixed assets, inventories, additional expenses and business interruption. Sony recorded insurance receivables of 5,788 million yen which represents the portion of the insurance claims that were deemed probable of collection up to the extent of the amount of corresponding losses recognized in the same period and substantially all relate to damaged assets and inventories. Sony concluded that the recoveries from these insurance claims are probable based on the coverage under valid policies, communications with the insurance carriers, Sony’s past claims history with the insurance carriers, and Sony’s assessment that the insurance carriers have the financial ability to pay the claims. These receivables were primarily recorded in prepaid expenses and other current assets in the consolidated balance sheets.

Restructuring Charges and Asset Impairments	12 Months Ended
Mar. 31, 2012
Restructuring Charges and Asset Impairments
19.	Restructuring charges and asset impairments

As part of its effort to improve the performance of the various businesses, Sony has undertaken a number of restructuring initiatives. Sony defines restructuring initiatives as activities initiated by Sony, such as exiting a business or product category or implementing a headcount reduction program, which are designed to generate a positive impact on future profitability. For the fiscal years ended March 31, 2010, 2011 and 2012, Sony recorded total restructuring charges of 116,472 million yen, 62,318 million yen and 52,645 million yen, respectively.

Sony anticipates recording approximately 75 billion yen of restructuring charges for the fiscal year ending March 31, 2013.

The changes in the accrued restructuring charges for the fiscal years ended March 31, 2010, 2011 and 2012 are as follows:

	Yen in millions
	Employee termination benefits	Non-cash write-downs and disposals, net*	Other associated costs	Total
Balance at March 31, 2009	53,813	—	11,461	65,274
Restructuring costs	65,133	31,928	19,411	116,472
Non-cash charges	—	(31,928)	—	(31,928)
Cash payments	(88,803)	—	(21,754)	(110,557)
Adjustments	(2,925)	—	(156)	(3,081)

Balance at March 31, 2010	27,218	—	8,962	36,180
Restructuring costs	38,264	8,294	15,760	62,318
Non-cash charges	—	(8,294)	—	(8,294)
Cash payments	(47,521)	—	(19,086)	(66,607)
Adjustments	(2,376)	—	(662)	(3,038)

Balance at March 31, 2011	15,585	—	4,974	20,559
Sony Ericsson acquisition	8,789	—	2,190	10,979
Restructuring costs	25,453	20,428	6,764	52,645
Non-cash charges	—	(20,428)	—	(20,428)
Cash payments	(24,928)	—	(4,862)	(29,790)
Adjustments	98	—	(1,130)	(1,032)

Balance at March 31, 2012	24,997	—	7,936	32,933

*	Significant asset impairments excluded from restructuring charges are described below.

The total amount of costs incurred in connection with these restructuring programs by segment for the fiscal years ended March 31, 2010, 2011 and 2012 are as follows:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Imaging Products & Solutions	17,452	11,527	1,278
Game	219	4,097	519
Mobile Products & Communications*	3,106	2,451	1,859
Home Entertainment & Sound	15,709	18,989	5,007
Devices	30,332	7,839	26,373
Pictures	5,605	2,722	1,273
Music	5,225	2,662	5,710
Financial Services	5,078	5,010	1,822
All Other and Corporate	33,746	7,021	8,804

Total net charges	116,472	62,318	52,645

*	Sony acquired Ericsson’s shares in Sony Ericsson and it became a wholly-owned subsidiary of Sony. Subsequent to the acquisition, Sony Ericsson was renamed Sony Mobile which is included in the MP&C segment. Refer to Note 24.

In addition to the restructuring charges in the tables above, Sony recorded in cost of sales 7,851 million, 4,751 million yen and 2,115 million yen of non-cash charges related to depreciation associated with restructured assets for the fiscal years ended March 31, 2010, 2011 and 2012, respectively. Depreciation associated with restructured assets as used in the context of the disclosures regarding restructuring activity refers to the increase in depreciation expense caused by shortening the useful life or updating the salvage value of depreciable fixed assets to coincide with the end of production under an approved restructuring plan. Any impairment of the asset is recognized immediately in the period.

Imaging Products & Solutions segment

In an effort to improve the performance of the IP&S segment, Sony has undergone a number of restructuring efforts to reduce its operating costs. These efforts included headcount reduction programs, initiatives to advance rationalization of manufacturing operations, shifting and aggregating manufacturing to low-cost areas, and utilizing the services of third-party original equipment and design manufacturers (OEMs and ODMs). Significant restructuring activities are as follows:

Retirement programs -

In an effort to improve the performance of the IP&S segment, Sony has undergone several headcount reduction programs to further reduce operating costs. Through measures including the realignment of its manufacturing sites, a review of its development and design structure, and the streamlining of its sales and administrative functions, Sony has continued to implement a company-wide (including headquarters) rationalization. Sony intends to reallocate and optimize its workforce through programs including work reassignments and outplacements. As a result of these measures, Sony recorded in the IP&S segment restructuring charges related mainly to employee termination benefits totaling 12,864 million yen, 9,510 million yen and 3,080 million yen for the fiscal years ended March 31, 2010, 2011 and 2012, respectively, in selling, general and administrative expenses in the consolidated statements of income. These staff reductions were achieved worldwide mostly through the implementation of early retirement programs. Sony will continue to implement programs to reduce headcount by streamlining business operations, including closure and consolidation of manufacturing sites, and the consolidation of headquarters and administrative functions.

Realignment of manufacturing operations in Japan -

During the fiscal year ended March 31, 2010, Sony implemented extensive measures to better compete in terms of speed to market and profitability, including the reevaluation of both its domestic and overseas manufacturing operations. As part of this process, manufacturing operations in Japan for certain product categories were consolidated in order to increase the efficiency of these manufacturing operations.

As a result of this realignment of manufacturing operations in Japan, restructuring charges for the closure of production facilities totaling 7,132 million yen were recorded which consisted mainly of personnel related costs and the disposal or impairment of assets. Of the total restructuring charges, 3,586 million yen for employee termination benefits were included in the termination benefit for the retirement program described above and 3,261 million yen for the disposal or impairment of assets was recorded in other operating (income) expense, net in the consolidated statements of income. In addition to the restructuring charges, 1,167 million yen of non-cash charges related to depreciation associated with restructured assets were recorded in cost of sales in the consolidated statements of income as a result of this realignment of manufacturing operations in Japan.

Game segment

In an effort to improve the performance of the Game segment, Sony has undergone a number of restructuring efforts to reduce its operating costs.

The resulting restructuring charges, included in the table above, were related mainly to employee termination benefits in selling, general and administrative expenses and an impairment of assets in other operating (income) expense in the consolidated statements of income.

Mobile Products & Communications segment

In an effort to improve the performance of the MP&C segment, Sony has undergone a number of restructuring efforts to reduce its operating costs. These efforts included headcount reduction programs, initiatives to advance rationalization of manufacturing operations and shifting and aggregating manufacturing to low-cost areas. Significant restructuring activities are as follows:

Retirement programs -

In an effort to improve the performance of the MP&C segment, Sony has undergone several headcount reduction programs to further reduce operating costs. Through measures including the realignment of its manufacturing sites, a review of its development and design structure, and the streamlining of its sales and administrative functions, Sony has continued to implement a company-wide (including headquarters) rationalization. Sony intends to reallocate and optimize its workforce through programs including work reassignments and outplacements. As a result of these measures, Sony recorded in the MP&C segment restructuring charges, including restructuring charges at Sony Mobile from February 16, 2012 through March 31, 2012, related mainly to employee termination benefits totaling 2,803 million yen, 2,130 million yen and 1,812 million yen for the fiscal years ended March 31, 2010, 2011 and 2012, respectively, in selling, general and administrative expenses in the consolidated statements of income. These staff reductions were achieved worldwide mostly through the implementation of early retirement programs. Sony will continue to implement programs to reduce headcount by streamlining business operations, including the closure and consolidation of manufacturing sites, and the consolidation of headquarters and administrative functions.

As a result of the acquisition of Sony Ericsson, which was subsequently renamed Sony Mobile, Sony reflected in the consolidated balance sheets 10,979 million yen of restructuring liabilities which related to restructuring activities undertaken by Sony Ericsson prior to Sony’s acquisition of Ericsson’s 50% equity interest in Sony Ericsson, but which had not yet been paid or settled by Sony Ericsson. The restructuring liability relates to activities previously accrued by Sony Ericsson but which were unpaid as of the acquisition date representing severance costs of 8,789 million yen and other associated costs of 2,190 million yen.

Home Entertainment & Sound segment

In an effort to improve the performance of the HE&S segment, Sony has undergone a number of restructuring efforts to reduce its operating costs. These efforts included headcount reduction programs, initiatives to advance rationalization of manufacturing operations, shifting and aggregating manufacturing to low-cost areas, and utilizing the services of third-party original equipment and design manufacturers (OEMs and ODMs). Significant restructuring activities are as follows:

Retirement programs -

In an effort to improve the performance of the HE&S segment, Sony has undergone several headcount reduction programs to further reduce operating costs. Through measures including the realignment of its manufacturing sites, a review of its development and design structure, and the streamlining of its sales and administrative functions, Sony has continued to implement a company-wide (including headquarters) rationalization. Sony intends to reallocate and optimize its workforce through programs including work reassignments and outplacements. As a result of these measures, Sony recorded in the HE&S segment restructuring charges related mainly to employee termination benefits totaling 8,547 million yen, 8,679 million yen and 4,548 million yen for the fiscal years ended March 31, 2010, 2011 and 2012, respectively, in selling, general and administrative expenses in the consolidated statements of income. These staff reductions were achieved worldwide mostly through the implementation of early retirement programs. Sony will continue to implement programs to reduce headcount by streamlining business operations, including the closure and consolidation of manufacturing sites, and the consolidation of headquarters and administrative functions.

Realignment of manufacturing operations in Japan -

During the fiscal year ended March 31, 2010, Sony implemented extensive measures to better compete in terms of speed to market and profitability, including the reevaluation of both its domestic and overseas manufacturing operations. As part of this process, manufacturing operations in Japan for certain product categories were consolidated in order to increase the efficiency of these manufacturing operations.

As a result of this realignment of manufacturing operations in Japan, 3,656 million yen of non-cash charges related to depreciation associated with restructured assets were recorded in cost of sales in the consolidated statements of income.

Sales and transfers of manufacturing operations outside of Japan -

During the fiscal year ended March 31, 2011, Sony sold and transferred certain manufacturing operations outside of Japan to third parties to reduce operating costs. The resulting restructuring charges included expenses of 11,583 million yen related to the transfer of a factory in Barcelona and the impairment of related assets, including restructuring charges related to employee termination benefits of 1,963 million yen which was included in the termination benefit for the retirement program described above.

Cash flows from the sales and transfers of manufacturing operations are included in sales of businesses in the consolidated statements of cash flows.

Devices segment

In an effort to improve the performance of the Devices segment, Sony has undergone a number of restructuring efforts to reduce operating costs. These efforts included headcount reduction programs, initiatives to advance rationalization of manufacturing operations and shifting and aggregating manufacturing to low-cost areas. Significant restructuring activities are as follows:

Retirement programs -

In an effort to improve the performance of the Devices segment, Sony has undergone several headcount reduction programs to further reduce operating costs. Through measures including the realignment of its manufacturing sites, a review of its development and design structure, and the streamlining of its sales and administrative functions, Sony has continued to implement a company-wide (including headquarters) rationalization. Sony intends to reallocate and optimize its workforce through programs including work reassignments and outplacements. As a result of these measures, Sony recorded in the Devices segment restructuring charges related mainly to employee termination benefits totaling 18,096 million yen, 7,474 million yen and 5,445 million yen for the fiscal years ended March 31, 2010, 2011 and 2012, respectively, in selling, general and administrative expenses in the consolidated statements of income. These staff reductions were achieved worldwide mostly through the implementation of early retirement programs. Sony will continue to implement programs to reduce headcount by streamlining business operations, including closure and consolidation of manufacturing sites, and the consolidation of headquarters and administrative functions.

Realignment of manufacturing operations in Japan -

During the fiscal year ended March 31, 2010, Sony implemented extensive measures to better compete in terms of speed to market and profitability, including the reevaluation of both its domestic and overseas manufacturing operations. As part of this process, manufacturing operations in Japan for certain product categories were consolidated in order to increase the efficiency of these manufacturing operations.

As a result of this realignment of manufacturing operations in Japan, restructuring charges for the closure of production facilities totaling 6,087 million yen consisted mainly of personnel related costs and the disposal or impairment of assets. Of the total restructuring charges, 5,273 million yen for employee termination benefits were included in the termination benefit for the retirement program described above and 455 million yen for the disposal or impairment of assets were recorded in other operating (income) expense, net in the consolidated statements of income. In addition to the restructuring charges, 799 million yen of non-cash charges related to depreciation associated with restructured assets were recorded in cost of sales in the consolidated statements of income as a result of this realignment of manufacturing operations in Japan.

Sale and asset-impairment of small- and medium-sized TFT LCD business -

In an effort to increase efficiency and strengthen operations in the small- and medium-sized TFT LCD business by consolidating manufacturing operations, Sony recorded 7,832 million yen for the impairment of TFT LCD related fixed assets for the fiscal year ended March 31, 2010. These charges were recorded in other operating (income) expense, net in the consolidated statements of income.

As described in Note 25, Sony sold its small- and medium-sized TFT LCD business to Japan Display Inc. During the fiscal year ended March 31, 2012, Sony recorded an impairment loss of 19,187 million yen in other operating (income) expense, net in the consolidated statements of income, as the long-lived assets used by the business were classified as held for sale and recorded at the lesser of carrying value or fair value.

Pictures segment

In an effort to improve the performance of the Pictures segment, Sony has undergone a number of restructuring efforts to reduce operating costs and rationalize certain operations.

The resulting restructuring charges, included in the table above, were related mainly to employee termination benefits and included in selling, general and administrative expenses in the consolidated statements of income.

Music segment

In an effort to improve the performance of the Music segment due to the continued contraction of the physical music market, Sony has undergone a number of restructuring efforts to reduce operating costs.

The resulting restructuring charges, included in the table above, were related mainly to employee termination benefits and included in selling, general and administrative expenses in the consolidated statements of income.

Financial Services segment

In an effort to improve the performance of the Financial Services segment, Sony has undergone restructuring efforts to reduce operating costs.

During the fiscal year ended March 31, 2010, Sony recorded restructuring charges of 3,718 million yen in financial service expenses and 1,360 million yen in other operating (income) expense, net in the consolidated statements of income. These restructuring charges were related mainly to the realignment of credit financing operations and the disposal or impairment of assets. During the fiscal year ended March 31, 2011, Sony recorded restructuring charges of 3,371 million yen in financial service expenses and 1,639 million yen in other operating (income) expense, net in the consolidated statements of income. These restructuring charges related mainly to the partial sale of a leasing and credit card business.

Cash flows from the partial sale of a leasing and credit card business are included in sales of businesses in the consolidated statements of cash flows.

All Other and Corporate

Realignment of manufacturing operations in Japan -

During the fiscal year ended March 31, 2010, Sony implemented extensive measures to better compete in terms of speed to market and profitability, including the reevaluation of both its domestic and overseas manufacturing operations. As part of this process, mobile phone customer service and manufacturing operations in Japan were consolidated in order to establish an integrated operational structure from manufacturing through to customer service.

As a result of this realignment, restructuring charges for the closure of production facilities totaling 6,041 million yen were recorded, which consisted mainly of personnel related costs and the disposal or impairment of assets. Of the total restructuring charges, 4,900 million yen for employee termination benefits was recorded in selling, general and administrative expenses, and 862 million yen for the disposal or impairment of assets was recorded in other operating (income) expense, net in the consolidated statements of income. In addition to the restructuring charges, 553 million yen of non-cash charges related to depreciation associated with restructured assets were recorded in cost of sales in the consolidated statements of income.

Withdrawal from property lease contract -

During the fiscal year ended March 31, 2010, Sony withdrew from the property management operation of an entertainment complex in Japan and terminated the property lease contract. Sony recorded 6,495 million yen of termination payments in cost of sales in the consolidated statements of income.

Corporate restructuring charges related to headquarters -

During the fiscal year ended March 31, 2010, Sony underwent headquarters restructuring activities. As a result, 5,897 million yen for employee termination benefits were recorded in selling, general and administrative expenses in the consolidated statements of income for the fiscal year ended March 31, 2010.

Asset-impairment of OLED related equipment -

During the fiscal year ended March 31, 2010, Sony recorded 5,265 million yen for the impairment of OLED related equipment, which was rendered obsolete due to the utilization of an alternative technology in the manufacture of OLED products. These charges were recorded in other operating (income) expense, net in the consolidated statements of income.

Other asset impairment information

Asset-impairment of LCD television business related long-lived assets -

Sony recorded impairment losses of 27,100 million yen and 16,700 million yen for the fiscal years ended March 31, 2010 and 2012, respectively, included within the HE&S segment, related to the LCD television assets group. These impairment losses primarily reflect a decrease in the estimated fair value of property, plant and equipment and certain intangible assets.

During the fiscal year ended March 31, 2010, management updated its strategic plans, which resulted in decreases in the assets’ estimated service periods and corresponding estimated future cash flows leading to the impairment loss.

During the fiscal year ended March 31, 2012, the corresponding estimated future cash flows leading to the impairment charge reflect the continued deterioration in LCD television market conditions in Japan, Europe and North America, and unfavorable foreign exchange rates.

Sony excluded these losses on impairment from restructuring charges as they were not directly related to Sony’s ongoing restructuring initiatives.

Asset-impairment of network business related long-lived assets -

Sony recorded an impairment loss of 12,601 million yen for the fiscal year ended March 31, 2012, included within All Other, related to the network business asset group, which has made investments in network improvements and security enhancements. This impairment loss primarily reflects a decrease in the estimated fair value of certain intangible and other long-lived assets.

During the fiscal year ended March 31, 2012, the corresponding estimated future cash flows leading to the impairment charge reflect management’s revised forecast over the limited period applicable to the impairment determination.

Sony excluded this loss on impairment from restructuring charges as it was not directly related to Sony’s ongoing restructuring initiatives.

Supplemental consolidated statements of income information	12 Months Ended
Mar. 31, 2012
Supplemental consolidated statements of income information
20.	Supplemental consolidated statements of income information

(1)	Other operating (income) expense, net:

Other operating (income) expense, net is comprised of the following:

	Yen in millions
	March 31
	2010	2011	2012
GSN remeasurement gain*[1]	—	(26,991)	—
Sony Ericsson remeasurement gain*[1]	—	—	(102,331)
(Gain) loss on sale of interests in subsidiaries and affiliates, net*[1,2]	(30,529)	(4,465)	(2,882)
(Gain) loss on sale, disposal or impairment of assets, net*[2,3]	73,517	18,006	45,619

	42,988	(13,450)	(59,594)

*1	Refer to Note 24.

*2	Refer to Note 25.

*3	Refer to Notes 13, 18 and 19.

(2)	Research and development costs:

Research and development costs charged to cost of sales for the fiscal years ended March 31, 2010, 2011 and 2012 were 432,001 million yen, 426,814 million yen and 433,477 million yen, respectively.

(3)	Advertising costs:

Advertising costs included in selling, general and administrative expenses for the fiscal years ended March 31, 2010, 2011 and 2012 were 383,540 million yen, 396,425 million yen and 357,106 million yen, respectively.

(4)	Shipping and handling costs:

Shipping and handling costs for finished goods included in selling, general and administrative expenses for the fiscal years ended March 31, 2010, 2011 and 2012 were 83,622 million yen, 91,926 million yen and 76,644 million yen, respectively, which included the internal transportation costs of finished goods.

Income Taxes	12 Months Ended
Mar. 31, 2012
Income Taxes
21.	Income taxes

Domestic and foreign components of income (loss) before income taxes and the provision for current and deferred income taxes attributable to such income are summarized as follows:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Income (loss) before income taxes:
Sony Corporation and all subsidiaries in Japan	45,290	143,917	(106,496)
Foreign subsidiaries	(18,378)	61,096	23,310

	26,912	205,013	(83,186)

Income taxes — Current:
Sony Corporation and all subsidiaries in Japan	42,723	60,514	33,921
Foreign subsidiaries	36,397	57,404	74,624

	79,120	117,918	108,545

Income taxes — Deferred:
Sony Corporation and all subsidiaries in Japan	(25,589)	365,665	2,794
Foreign subsidiaries	(39,573)	(58,244)	203,900

	(65,162)	307,421	206,694

Total income tax expense	13,958	425,339	315,239

As discussed in Note 2, current income taxes and deferred income taxes in foreign subsidiaries for the fiscal year ended March 31, 2010 have been revised, with an increase in current income taxes by 30,422 million yen and a corresponding decrease to deferred income taxes. This revision had no impact on total income tax expense.

A reconciliation of the differences between the Japanese statutory tax rate and the effective tax rate is as follows:

	Fiscal year ended March 31
	2010	2011	2012
Statutory tax rate	41.0%	41.0%	(41.0)%
Non-deductible expenses	10.3	1.3	4.2
Income tax credits	(18.0)	(2.0)	(3.6)
Change in statutory tax rate	(4.6)	0.9	(36.2)
Change in valuation allowances	4.7	174.5	491.0
Change in deferred tax liabilities on undistributed earnings of foreign subsidiaries and corporate joint ventures	5.8	1.5	(21.2)
Lower tax rate applied to life and non-life insurance business in Japan	(30.3)	(2.8)	(7.8)
Foreign income tax differential	(17.6)	(10.5)	6.7
Adjustments to tax accruals and reserves	16.2	4.5	(15.9)
Effect of equity in net income (loss) of affiliated companies	46.0	(2.8)	60.0
Sony Ericsson remeasurement gain	—	—	(50.6)
Insurance recovery tax exemptions related to the Floods	—	—	(5.2)
Other	(1.6)	1.9	(1.4)

Effective income tax rate	51.9%	207.5%	379.0%

In November 2011, the Japanese legislature enacted tax law changes which included lowering the national tax rate, limiting the annual use of net operating loss carryforwards to 80% of taxable income and increasing the net operating loss carryforward period from seven to nine years for losses incurred in the tax years ending on or after April 1, 2008. As a result, the statutory tax rate during the fiscal years ending March 31, 2013 to March 31, 2015 will be approximately 38% and from the fiscal year ending March 31, 2016 will be approximately 36%. The limitation on the use of net operating loss carryforwards, however, may result in cash tax payments being due if there is taxable income in Japan even though Sony Corporation and its national tax filing group in Japan have significant net operating loss carryforwards available. These tax law changes take effect for Sony from April 1, 2012. Because accounting for income taxes requires the measurement of deferred tax assets and liabilities using the enacted tax rates, the tax law changes resulted in a net deferred tax expense of 32,729 million yen.

The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2011	2012
Deferred tax assets:
Operating loss carryforwards for tax purposes	387,982	533,912
Accrued pension and severance costs	103,674	87,871
Film costs	16,405	40,566
Warranty reserves and accrued expenses	94,065	82,842
Future insurance policy benefits	26,177	22,907
Inventory	35,989	37,431
Depreciation	35,128	39,473
Tax credit carryforwards	74,284	73,945
Reserve for doubtful accounts	8,404	5,580
Impairment of investments	33,743	34,387
Deferred revenue in the Pictures segment	19,254	21,980
Other	140,745	146,777

Gross deferred tax assets	975,850	1,127,671
Less: Valuation allowance	(473,713)	(868,233)

Total deferred tax assets	502,137	259,438

Deferred tax liabilities:
Insurance acquisition costs	(155,073)	(140,190)
Future insurance policy benefits	(62,933)	(66,998)
Unbilled accounts receivable in the Pictures segment	(40,469)	(45,467)
Unrealized gains on securities	(33,101)	(43,831)
Intangible assets acquired through stock exchange offerings	(32,136)	(28,139)
Undistributed earnings of foreign subsidiaries and corporate joint ventures	(46,261)	(27,920)
Other	(46,970)	(73,399)

Gross deferred tax liabilities	(416,943)	(425,944)

Net deferred tax assets (liabilities)	85,194	(166,506)

As discussed in Note 2, the presentation of deferred income taxes in other assets as of March 31, 2011 in the consolidated balance sheets have been revised to conform with the presentation as of March 31, 2012 to reflect the results of an analysis of deferred tax assets in relation to certain unrecognized tax benefits that was completed during the fiscal year ended March 31, 2012. This revision increased total deferred tax assets by 61,115 million yen, which is composed of an increase of gross deferred tax assets and valuation allowance by 71,126 million yen and 10,011 million yen, respectively, as of March 31, 2011.

The significant increase in the deferred tax asset for film costs is as a result of a change in the method of amortization for film costs for tax return purposes. For book purposes, film costs are amortized on an individual-film-forecast method based on the ratio of current period actual revenues to the estimated remaining total revenues. For tax purposes, there is a film by film election to amortize film costs on either the income forecast method or the straight line method. Sony elected straight line for all films released in the fiscal year ended March 31, 2012.

The valuation allowance mainly relates to deferred tax assets of certain consolidated subsidiaries with operating loss carryforwards and tax credit carryforwards for tax purposes that are not more-likely-than-not to be realized. The net changes in the total valuation allowance were increases of 5,741 million yen, 347,460 million yen and 394,520 million yen for the fiscal years ended March 31, 2010, 2011 and 2012, respectively.

The increase during the fiscal year ended March 31, 2011 was primarily due to the additional valuation allowance recorded on deferred tax assets at Sony Corporation and its national tax filing group in Japan. Sony Corporation and its national tax filing group in Japan were in a three year cumulative loss position in the fiscal year ended March 31, 2011. In Japan, Sony Corporation files a standalone tax filing for local tax purposes and a consolidated national tax filing with its wholly-owned Japanese subsidiaries for national tax purposes. As the national tax filing group only includes wholly-owned subsidiaries, certain Japanese subsidiaries are excluded, the most significant of which are Sony Financial Holdings Inc. and its subsidiaries. Due to the cumulative losses in recent years, and because the net operating losses in Japan have a relatively short carryforward period of seven to nine years, a limited number of years remain in the carryforward period. The first year of expiration of the remaining net operating losses in Japan would be 2014 for local taxes and 2016 for national taxes. Carrying amounts of deferred tax assets require a reduction by a valuation allowance if, based on the available positive and negative evidence, it is more likely than not that such assets will not be realized. While the cumulative loss position and the remaining limited years in the carryforward period were significant negative evidence, there was positive evidence in the form of a history of taxable income and a history of utilizing assets before expiration, as well as the availability of tax strategies regarding the utilization of the deferred tax assets. However, based on the near term forecast at the end of the fiscal year ended March 31, 2011, including the anticipated impact of the Great East Japan Earthquake and the lesser weight provided to longer range forecasts when an entity is in a cumulative loss, Sony did not believe that the objectively verifiable positive evidence was sufficient to overcome the significant negative evidence of the cumulative loss. As the weight given to the positive and negative evidence is commensurate with the extent to which the evidence may be objectively verified, it is generally difficult for positive evidence regarding projected future taxable income exclusive of reversing taxable temporary differences to outweigh objectively verifiable negative evidence of recent financial reporting losses. Accordingly, Sony, based on the weight of the available positive and negative evidence, established a valuation allowance of 362,316 million yen as of March 31, 2011.

The increase during the fiscal year ended March 31, 2012 was primarily due to the additional valuation allowances recorded on deferred tax assets in the U.S. and the U.K. and additional valuation allowances recorded in Japan for Sony Corporation and certain Japanese subsidiaries. As of March 31, 2012, Sony has concluded that with respect to Sony Americas Holding Inc. (“SAHI”) and its consolidated tax filing group in the U.S., and Sony Europe Limited (“SEU”), a subsidiary in the U.K., the cumulative loss position was significant negative evidence that was difficult to overcome. There was positive evidence in the form of tax planning actions and strategies, the long carryforward periods for utilization, as well as a history of taxable income and utilization of assets before expiration. The tax planning strategies included changes in film amortization methods in the U.S. as described above, the success of which depends on future forecasts of income. Notwithstanding this positive evidence, the weight given to evidence is commensurate with the extent to which it can be objectively verified. It is generally difficult for positive evidence regarding projected future taxable income exclusive of reversing taxable temporary differences to outweigh objectively verifiable negative evidence of recent financial reporting losses. Accordingly, Sony, based on the weight of the available positive and negative evidence, established a valuation allowance of 203,025 million yen for SAHI and its consolidated tax filing group in the U.S., and 20,694 million yen for SEU, as of March 31, 2012. Sony Corporation and its national tax filing group in Japan remain in a cumulative loss position as of March 31, 2012, as a result, during the fiscal year ended March 31, 2012, Sony recorded an additional valuation allowance against certain deferred tax assets at Sony Corporation and its national tax filing group in Japan. In addition, several Japanese subsidiaries are also in a cumulative loss position as of March 31, 2012 and, therefore, recorded valuation allowances of 32,631 million yen against their separate deferred tax assets for local tax purposes.

Prior to its acquisition, Sony Ericsson, principally due to its cumulative loss position, had a valuation allowance against deferred tax assets mainly in Sweden in the amount of 78,393 million yen, for which Sony reported the impact of the valuation allowance through its 50% equity interest in Sony Ericsson.

Net deferred tax assets (net of valuation allowance) are included in the consolidated balance sheets as follows:

	Yen in millions
	March 31
	2011	2012
Current assets — Deferred income taxes	133,059	36,769
Other assets — Deferred income taxes	300,702	100,460
Current liabilities — Other	(42,340)	(19,236)
Long-term liabilities — Deferred income taxes	(306,227)	(284,499)

Net deferred tax assets (liabilities)	85,194	(166,506)

As discussed in Note 2, deferred income taxes in other assets and net deferred tax assets as of March 31, 2011 have been revised, resulting in an increase of 61,115 million yen.

At March 31, 2012, deferred income taxes have not been provided on undistributed earnings of foreign subsidiaries and corporate joint ventures not expected to be remitted in the foreseeable future totaling 1,043,693 million yen, and on the gain of 61,544 million yen on a subsidiary’s sale of stock arising from the issuance of common stock of Sony Music Entertainment (Japan) Inc. (“SMEJ”) in a public offering to third parties in November 1991, as Sony does not anticipate any significant tax consequences on possible future disposition of its investment based on its tax planning strategies. The unrecognized deferred tax liabilities as of March 31, 2012 for such temporary differences cannot be determined.

At March 31, 2012, Sony has operating loss carryforwards for tax purposes, the tax effect of which totaled 533,912 million yen, which will be available as an offset against future taxable income on tax returns to be filed in various tax jurisdictions. With the exception of 125,537 million yen with no expiration period, substantially all of the total operating loss carryforwards expire at various periods between the fiscal years ending March 31, 2013 and 2021 and the remaining amounts expire in periods up to 20 years depending on the jurisdiction.

Tax credit carryforwards for tax purposes at March 31, 2012 amounted to 73,945 million yen. With the exception of 14,021 million yen with no expiration period, total available tax credit carryforwards expire at various dates primarily up to 10 years.

A reconciliation of the beginning and ending gross amounts of unrecognized tax benefits is as follows:

	Yen in millions
	March 31
	2010	2011	2012
Balance at beginning of the fiscal year	276,627	229,228	225,120
Reductions for tax positions of prior years	(38,450)	(39,005)	(25,302)
Additions for tax positions of prior years	4,816	19,947	59,159
Additions based on tax positions related to the current year	10,873	41,201	44,307
Settlements	(5,921)	(1,478)	(4,046)
Lapse in statute of limitations	(1,506)	(7,770)	(3,807)
Foreign currency translation adjustments	(17,211)	(17,003)	(7,120)

Balance at end of the fiscal year	229,228	225,120	288,311

Total net amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	76,125	87,497	77,925

The major changes in the total gross amount of unrecognized tax benefit balances relate to the Bilateral Advance Pricing Agreements (“APAs”) filed for certain subsidiaries in the IP&S, Game, MP&C, HE&S, and Devices segments and All Other, with respect to their intercompany cross-border transactions. These APAs include agreements between Sony and two taxing authorities under the authority of the mutual agreement procedure specified in income tax treaties. Sony reviews its estimated tax expense based on the progress made in these procedures and makes adjustments to its estimates as necessary. Because these are government to government negotiations, it is possible that the final outcomes of the agreements may differ from Sony’s current assessment of the more-likely-than-not outcomes of such agreements.

During the fiscal year ended March 31, 2010, Sony recorded 4,707 million yen of interest expense and 1,565 million yen of penalties.

During the fiscal year ended March 31, 2011, Sony recorded 3,612 million yen of interest expense and reversed 261 million yen of penalties. At March 31, 2011, Sony had recorded liabilities of 14,523 million yen and 4,407 million yen for the payments of interest and penalties, respectively.

During the fiscal year ended March 31, 2012, Sony reversed 1,336 million yen of interest expense and 333 million yen of penalties. At March 31, 2012, Sony had recorded liabilities of 13,187 million yen and 4,074 million yen for the payments of interest and penalties, respectively.

Sony operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited by Japanese and foreign taxing authorities. As a result of audit settlements, the conclusion of current examinations, the expiration of the statute of limitations in several jurisdictions and other reevaluations of Sony’s tax positions, it is expected that the amount of unrecognized tax benefits will change in the next twelve months. Accordingly, Sony believes it is reasonably possible that its existing unrecognized tax benefits may be reduced by an amount up to 122,227 million yen within the next twelve months.

Sony remains subject to examinations by Japanese taxing authorities for tax years from 2005 through 2011, and by the U.S. and other foreign taxing authorities for tax years from 1998 through 2011.

Reconciliation of the Differences Between Basic and Diluted EPS	12 Months Ended
Mar. 31, 2012
Reconciliation of the Differences Between Basic and Diluted EPS
22.	Reconciliation of the differences between basic and diluted EPS

Reconciliation of the differences between basic and diluted EPS for the fiscal years ended March 31, 2010, 2011 and 2012 is as follows:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Net loss attributable to Sony Corporation’s stockholders for basic and diluted EPS computation	(40,802)	(259,585)	(456,660)

	Thousands of shares
Weighted-average shares outstanding	1,003,520	1,003,559	1,003,578
Effect of dilutive securities:
Stock acquisition rights	—	—	—
Convertible bonds	—	—	—

Weighted-average shares for diluted EPS computation	1,003,520	1,003,559	1,003,578

	Yen
Basic EPS	(40.66)	(258.66)	(455.03)

Diluted EPS	(40.66)	(258.66)	(455.03)

Potential shares of common stock upon the exercise of stock acquisition rights and convertible bonds, which were excluded from the computation of diluted EPS for the fiscal years ended March 31, 2010, 2011 and 2012 were 17,600 thousand shares, 19,383 thousand shares and 22,417 thousand shares, respectively. All potential shares were excluded as anti-dilutive for those fiscal years ended March 31, 2010, 2011 and 2012 due to Sony incurring a net loss attributable to Sony Corporation’s stockholders for those fiscal years.

Variable Interest Entities	12 Months Ended
Mar. 31, 2012
Variable Interest Entities
23.	Variable interest entities

Sony has, from time to time, entered into various arrangements with VIEs. These arrangements include facilities which provide for the leasing of certain property, several joint ventures in the recorded music business, the U.S. based music publishing business, the financing of film production and the outsourcing of manufacturing operations. In addition, Sony has entered into several accounts receivable sales programs that involve VIEs, which are described in Note 6. For the VIEs that are described below, it has been determined that Sony is the primary beneficiary and, accordingly, these VIEs are consolidated by Sony.

Sony leases the headquarters building of its U.S. subsidiary from a VIE. At the end of the lease term which expires in December 2015, Sony has agreed to either renew the lease, purchase the building or remarket it to a third-party on behalf of the owner. Under the lease, Sony has provided a minimum guarantee to the VIE that if the sales price is less than 255 million U.S. dollars, Sony is obligated to make up the lesser of the shortfall or 214 million U.S. dollars. Based on a qualitative assessment, it was determined that Sony has the power to direct the activities that most significantly impact the VIE’s economic performance, as well as the obligation to absorb the losses of the VIE due to the minimum guarantee. As a result, it has been determined that Sony is the primary beneficiary. Sony has not provided any additional support to the VIE other than its contractually obligated lease payments. Sony has the option to purchase the building at any time during the lease term for 255 million U.S. dollars. The debt held by the VIE is unsecured and there is no recourse to the creditors outside of Sony. The assets of the VIE are not available to settle the obligations of Sony. At March 31, 2012, the VIE had property, plant and equipment of 14,332 million yen and long-term debt of 20,991 million yen which were included in Sony’s consolidated balance sheets.

Sony’s U.S. subsidiary that is engaged in the recorded music business has entered into several joint ventures with companies involved in the production and creation of recorded music. Sony has reviewed these joint ventures and determined that they are VIEs. Based on a qualitative assessment, it was determined that Sony has the power to direct the activities that most significantly impact the VIEs’ economic performance, as well as the obligation to absorb the losses of theses VIEs as Sony is responsible for providing funding to these VIEs, and in most cases absorbs all losses until the VIEs become profitable. As a result, it has been determined that Sony is the primary beneficiary. The assets of these VIEs are not available to settle the obligations of Sony. On an aggregate basis, the total assets and liabilities for these VIEs at March 31, 2012 were 17,552 million yen and 7,918 million yen, respectively.

Sony’s U.S. based music publishing subsidiary is a joint venture with a third-party investor and has been determined to be a VIE. The subsidiary owns and acquires rights to musical compositions, exploits and markets these compositions and receives royalties or fees for their use. Under the terms of the joint venture, Sony has the obligation to fund any working capital deficits as well as any acquisition of music publishing rights made by the joint venture. In addition, the third-party investor receives a guaranteed annual dividend of up to 17.5 million U.S. dollars through December 31, 2013. Based on a qualitative assessment, it was determined that Sony has the power to direct the activities that most significantly impact the VIE’s economic performance, as well as the obligation to absorb the losses of the VIE due to its obligation to provide funding to the joint venture. As a result, it has been determined that Sony is the primary beneficiary. The assets of the music publishing subsidiary are not available to settle the obligations of Sony. At March 31, 2012, the assets and liabilities of the VIE that were included in Sony’s consolidated balance sheets were as follows:

Yen in millions
Assets:
Cash and cash equivalents	5,239
Account receivables, net	248
Other current assets	20,523
Property, plant and equipment, net	863
Intangibles, net	54,566
Goodwill	12,483
Other noncurrent assets	6,708

Total assets	100,630

Liabilities:
Accounts payable and accrued expenses	32,835
Other current liabilities	5,222
Other noncurrent liabilities	1,254

Total liabilities	39,311

VIEs in which Sony holds a significant variable interest, but is not the primary beneficiary are described as follows:

In connection with the September 2010 refinancing of the debt obligations of the third-party investor in the music publishing subsidiary described above, Sony has issued a guarantee to a creditor of the third-party investor in which Sony has agreed to repay the outstanding principal plus accrued interest up to a maximum of 303 million U.S. dollars to the creditor should the third-party investor default on its obligation. The obligation of the third-party investor is collateralized by its 50% interest in Sony’s music publishing subsidiary. Should Sony have to make a payment under the terms of the guarantee, Sony would assume the creditor’s rights to the underlying collateral. The assets of the third-party investor that are being used as collateral were placed in a separate trust which is also a VIE in which Sony has significant variable interests. Based on a qualitative assessment, it was determined that Sony is not the primary beneficiary as Sony does not have the power to direct the activities of the trust. The assets held by the trust consist solely of the third-party investor’s 50% ownership interest in the music publishing subsidiary. At March 31, 2012, the fair value of the assets held by the trust exceeded 303 million U.S. dollars.

Sony’s subsidiary in the Pictures segment entered into a joint venture agreement with a VIE to acquire the international distribution rights, as defined, to 12 pictures. The subsidiary is required to distribute these pictures internationally, for contractually defined fees determined as percentages of gross receipts and is responsible for all distribution and marketing expenses, which are recouped from such distribution fees, each as defined. The VIE was capitalized with total financing of 406 million U.S. dollars. Of this amount, 11 million U.S. dollars was contributed by the subsidiary, 95 million U.S. dollars was provided by unrelated third-party investors and the remaining funding was provided through a 300 million U.S. dollar bank credit facility. Under the agreement, the subsidiary’s 11 million U.S. dollars equity investment is the last equity to be repaid. Based on the factors above, it was previously determined that the subsidiary was the primary beneficiary as it had the power to direct the activities of the VIE and was projected to absorb a significant amount of the losses or residual returns of the VIE. As of March 31, 2009, the bank credit facility had been terminated and the third-party investors have been repaid their 95 million U.S. dollar investment. On May 11, 2009, the subsidiary repurchased from the VIE the international distribution rights to the 12 pictures and the VIE received a participation interest in these films on identical financial terms to those described above. As a result of repurchasing the international distribution rights from the VIE, Sony determined that the subsidiary was no longer the primary beneficiary as it no longer had the power to direct the activities of the VIE and was not projected to absorb a significant amount of the losses or residual returns of the VIE. No gain or loss was recognized by the subsidiary on the deconsolidation of the VIE. As of March 31, 2012, the subsidiary’s balance sheet includes no film costs related to the international distribution rights acquired from the VIE and 748 million yen of participation liabilities recorded within accounts payable, other and accrued expenses as well as other noncurrent liabilities due to the VIE. On April 11, 2012, the subsidiary acquired the VIE’s participation interest for 22 million U.S. dollars. As a result of this acquisition, the VIE no longer has any financial interest in these pictures.

Sony’s subsidiary in the Pictures segment entered into two separate production/co-financing agreements with VIEs to co-finance 19 films that were released over the 31 months ended July 31, 2008. The subsidiary received 565 million U.S. dollars over the term of the agreements to fund the production or acquisition cost of films (including fees and expenses). Under these agreements, the subsidiary is responsible for the marketing and distribution of the product through its global distribution channels. The VIEs share in the net profits, as defined, of the films after the subsidiary recoups a distribution fee, its marketing and distribution expenses, and third-party participation and residual costs, each as defined. As the subsidiary did not have the power to direct the activities of these VIEs, the subsidiary is not the primary beneficiary of either of the VIEs. At March 31, 2012, there were no amounts recorded on the subsidiary’s balance sheet that related to either of the VIEs other than the investors’ earned but unpaid share of the films’ net profits, as defined.

Additionally, on January 19, 2007, the subsidiary entered into a third production/co-financing agreement with another VIE to co-finance a majority of the films submitted through March 2012. The subsidiary received a commitment from the VIE that it would fund up to 525 million U.S. dollars on a revolving basis to fund the production or acquisition cost of films (including fees and expenses). Under the agreement, the subsidiary is responsible for the marketing and distribution of the product through its global distribution channels. The VIE shares in the net profits, as defined, of the films after the subsidiary recoups a distribution fee, its marketing and distribution expenses, and third-party participation and residual costs, each as defined. As the subsidiary did not have the power to direct the activities of the VIE, the subsidiary is not the primary beneficiary of the VIE. On December 16, 2011, the subsidiary and the VIE agreed to modify the production/co-financing agreement (the “Modification”). Per the Modification, the VIE paid the subsidiary 20 million U.S. dollars and transferred selected rights in the films financed prior to the Modification (the “Previously Financed Films”) to the subsidiary, including the VIE’s share in the net profits in the Previously Financed Films. In exchange, the subsidiary released the VIE from its obligation to finance future films and the VIE received a participation interest in the Previously Financed Films. As the subsidiary, after the Modification, continues to not have the power to direct the activities of the VIE, the subsidiary is not the primary beneficiary of the VIE. At March 31, 2012, there were no amounts recorded on the subsidiary’s balance sheet that related to the VIE other than the VIE’s participation interest in the Previously Financed Films.

In January 2010, Sony sold 90.0% of its interest in a Mexican subsidiary which primarily manufactured LCD televisions, as well as other assets including machinery and equipment of 4,520 million yen and inventories of 5,619 million yen, to a contract manufacturer. The continuing entity, which would perform this manufacturing going forward, is a VIE as it is thinly capitalized and dependent on funding from the parent entity. Based on a qualitative assessment, it was determined that Sony is not the primary beneficiary as Sony does not have the power to direct the activities that most significantly impact the VIE’s economic performance nor does Sony have the obligation to absorb the losses of the VIE. In connection with the sale of Sony’s controlling interest in the subsidiary, Sony received 11,189 million yen and recorded a loss of 1,664 million yen during the fiscal year ended March 31, 2010. Concurrent with the sale, Sony entered into an agreement with the VIE and its parent company in which Sony agreed to purchase a significant share of the LCD televisions that Sony sells in certain markets, including the U.S. market. As of March 31, 2012, the amounts recorded on Sony’s consolidated balance sheets that relate to the VIE include receivables recorded within prepaid expenses and other current assets of 10,295 million yen and accounts payable, trade of 18,830 million yen. Sony’s maximum exposure to losses is considered insignificant.

As described in Note 6, accounts receivable sales programs in Japan and in the Financial Services segment also involve VIEs that formerly met the criteria to be a QSPE. These VIEs are all special purpose entities of the sponsor banks. In addition, a counterparty of the accounts receivable transactions in the U.S. includes a VIE. Based on a qualitative assessment, Sony is not the primary beneficiary and therefore does not consolidate these entities as Sony does not have the power to direct the activities, an obligation to absorb losses, or the right to receive the residual returns of these VIEs. Sony’s maximum exposure to losses from these VIEs is considered insignificant.

As described in Note 25, in connection with the sale of the small- and medium-sized TFT LCD business, Sony will transfer to a third-party legal ownership of a certain subsidiary within the former small- and medium-sized TFT LCD business during the fiscal year ending March 31, 2013. As of March 31, 2012, this entity is a VIE. Based on a qualitative assessment, Sony is not the primary beneficiary and therefore does not consolidate the entity after the sale as Sony does not have the power to direct the activities of the VIE nor does Sony have an obligation to absorb the losses or the right to receive the residual returns of this VIE. Sony’s maximum exposure to losses is considered insignificant.

Acquisitions (Sony Ericsson)	12 Months Ended
Mar. 31, 2012
Sony Ericsson
Acquisitions
24.	Acquisitions

(1)	Game Show Network acquisition

In April 2009, Sony sold a portion of its 50% ownership interest in GSN, which operates a U.S. cable network and online business, to the other investor in GSN, which resulted in cash proceeds of 8,831 million yen and a gain of 8,322 million yen for the fiscal year ended March 31, 2010. The gain was recorded in other operating (income) expense, net.

In March 2011, Sony acquired an additional 5% equity interest in GSN from the successor in interest to the other investor (the “Current Investor”) for 4,849 million yen, resulting in Sony owning a 40% equity interest in GSN. As part of the acquisition, Sony obtained a controlling interest in GSN, including the ability to appoint the majority of representatives on the GSN management committee, control over approval of the budget for GSN and control over the hiring, terminating and setting compensation of the senior management of GSN. This acquisition will strengthen Sony’s presence in U.S. cable networks and Sony expects that it will allow GSN to further exploit and benefit from the light entertainment assets in the Pictures segment.

In addition to acquiring the additional 5% equity interest in GSN, Sony granted a put right to the Current Investor and received a call right from the Current Investor for an additional 18% equity interest in GSN. The put right is exercisable during three windows starting on April 1 of 2012, 2013 and 2014 and lasting for 60 business days (each such period, a “Trigger Window”). In the event that GSN’s audited financial statements for the most recent completed calendar year are not available on April 1, the Trigger Window shall commence on the day when GSN’s audited financial statements are delivered to the Current Investor. As of May 31, 2012, GSN’s audited financial statements for the year ended December 31, 2011 have not been delivered to the Current Investor. The exercise price of the put is calculated using a formula based on an agreed upon multiple of the earnings of GSN with a minimum price of 234 million U.S. dollars and a maximum price of 288 million U.S. dollars. Sony’s call right is exercisable only if the put is not exercised, and may be exercised for 60 business days immediately after the last put window has expired. The exercise price of the call is calculated using the same formula as the put with a minimum price of 234 million U.S. dollars. A buy/sell provision also applies to the equity interests in GSN owned by Sony and the Current Investor and may be exercised annually for a 60 business day window beginning April 1, 2015.

Prior to the March 2011 acquisition, Sony’s interest in GSN was accounted for under the equity method of accounting. As a result of Sony obtaining a controlling interest in GSN, Sony consolidated GSN using the acquisition method of accounting and recorded the fair value of the identifiable assets, liabilities assumed, redeemable noncontrolling interest, noncontrolling interest and residual goodwill of GSN. In accordance with the accounting guidance for business combinations achieved in stages, Sony remeasured the 35% equity interest in GSN that it owned prior to the acquisition at a fair value of 33,940 million yen which resulted in the recognition of a gain of 26,991 million yen recorded in other operating (income) expense, net.

The following table summarizes the preliminary and final fair values assigned to the assets and liabilities of GSN that were recorded in the Pictures segment. Due to the fact that the acquisition closed in March 2011, certain areas of the purchase price allocation were not yet finalized as of the fiscal year ended March 31, 2011, including the fair value of certain tangible assets and liabilities acquired, the valuation of intangible assets acquired, income taxes and residual goodwill. The measurement period adjustments did not have a significant impact on Sony’s results of operations and financial position and, therefore, Sony has not retrospectively adjusted the consolidated financial statements.

	Yen in millions
	Acquired assets and liabilities recorded at fair value as of acquisition date (Preliminary)	Measurement period Adjustments	Acquired assets and liabilities recorded at fair value as of acquisition date (Final)
Cash and cash equivalents	4,039		4,039
Notes and accounts receivable, trade	3,089		3,089
Prepaid expenses and other current assets	395		395
Film costs	4,178		4,178
Property, plant and equipment	220		220
Intangibles	46,749	574	47,323
Goodwill	46,432	(527)	45,905
Other noncurrent assets	38		38

Total assets	105,140	47	105,187

Notes and accounts payable, trade	970		970
Accounts payable, other and accrued expenses	4,131		4,131
Other current liabilities	59		59
Other noncurrent liabilities	1,683	47	1,730

Total liabilities	6,843	47	6,890

Redeemable noncontrolling interest	18,779		18,779
Noncontrolling interest	40,728		40,728

Total	38,790		38,790

The portion of the noncontrolling interest that can be put to Sony is accounted for as redeemable securities because redemption is outside of Sony’s control. As such, the redeemable noncontrolling interest is reported in the mezzanine equity section in the consolidated balance sheets. The fair value of the noncontrolling interest was calculated using a combination of a discounted cash flow model and market comparables of similar transactions and companies. A lack of control discount was not applied in determining the fair value of the noncontrolling interest as the cash flows attributable to the noncontrolling interest holder are expected to be proportional to the cash flows attributable to the controlling interest holder.

No value was allocated to in-process research and development in this acquisition. Goodwill represents unidentifiable intangible assets, such as future growth from new revenue streams and synergies with Sony’s existing assets and businesses, and is calculated as the excess of the purchase price over the estimated fair value of the net tangible and intangible assets acquired and is not deductible for tax purposes. The goodwill recorded in connection with this acquisition is included in the Pictures segment.

The intangible assets are comprised of the following:

	Yen in millions	Years
	Acquired intangibles recorded at fair value	Weighted-average amortization period
Intangibles subject to amortization
Television carriage agreements (broadcasting agreements)	33,698	20
Other	4,736	3
Intangible having an indefinite life
Trademarks	8,889	—

Total intangibles	47,323

The results of operations of GSN are included in the Pictures segment after the acquisition date. The following unaudited supplemental pro forma financial information presents the combined results of operations of Sony and GSN as though the acquisition had occurred as of the beginning of the fiscal years ended March 31, 2010 and 2011:

	Yen in millions, except per share data
	Fiscal year ended March 31
	2010	2011
	(Unaudited)
Net sales	6,313,222	6,325,310
Operating income	60,685	199,445
Net loss attributable to Sony Corporation’s stockholders	(33,655)	(259,731)
Basic EPS	(33.54)	(258.81)
Diluted EPS	(33.54)	(258.81)

The unaudited supplemental pro forma financial information is based on estimates and assumptions, which Sony believes are reasonable and is not intended to represent or be indicative of what Sony’s consolidated net loss attributable to Sony Corporation’s stockholders would have been had the acquisition been completed at the beginning of each of these periods and should not be taken as indicative of Sony’s future consolidated net loss attributable to Sony Corporation’s stockholders. The unaudited supplemental pro forma financial information includes a gain from remeasurement of the previously owned equity interest and incremental intangible asset amortization, net of the related tax effects.

(2)	Sony Ericsson acquisition

On February 15, 2012, Sony acquired Ericsson’s 50% equity interest in Sony Ericsson, resulting in Sony Ericsson becoming a wholly-owned subsidiary of Sony. The transaction also provided Sony with a broad intellectual property cross-licensing (“IP cross-licensing”) agreement and ownership of five essential patent families relating to wireless handset technology. The total consideration consisted of 107,174 million yen (1,050 million euros) of cash. The agreement with Ericsson also provided for contingent consideration depending on the level of certain specified costs. Based on the estimated level of the specified costs, no amounts were expected to be paid under this arrangement and therefore no amounts were recorded as additional consideration. This acquisition will integrate Sony Ericsson, renamed Sony Mobile, into Sony’s platform of network-connected consumer electronics products with the aim of accelerating convergence.

Prior to the acquisition, Sony’s interest in Sony Ericsson was accounted for under the equity method of accounting. As a result of Sony obtaining a controlling interest in Sony Ericsson, Sony consolidated Sony Ericsson using the acquisition method of accounting and recorded the fair value of the identifiable assets, liabilities assumed, noncontrolling interest and residual goodwill of Sony Ericsson. In accordance with the accounting guidance for business combinations achieved in stages, Sony remeasured the 50% equity interest in Sony Ericsson that it owned prior to the acquisition at a fair value of 71,449 million yen which resulted in the recognition of a gain of 102,331 million yen recorded in other operating (income) expense, net. Sony elected not to record a deferred tax liability corresponding to the difference between the financial reporting basis which was remeasured to fair value upon an acquisition of a controlling interest in a foreign entity and the tax basis in the previously held ownership interest. In addition, accumulated translation adjustments of 11,690 million yen remained as a component of accumulated other comprehensive income.

The following table summarizes the fair values assigned to the assets and liabilities of Sony Ericsson that were recorded in the MP&C segment, and the IP cross-licensing that was assigned to Corporate for segment reporting purposes.

Yen in millions
Acquired assets and liabilities recorded at fair value as of the acquisition date
Cash and cash equivalents	35,331
Notes and accounts receivable, trade	54,522
Inventories	54,095
Prepaid expenses and other current assets	28,618
Property, plant and equipment	18,075
Intangibles	123,097
Goodwill	128,522
Other noncurrent assets	22,463

Total assets	464,723
Notes and accounts payable, trade	66,522
Accounts payable, other and accrued expenses	61,467
Other current liabilities	136,938
Other noncurrent liabilities	7,126

Total liabilities	272,053
Noncontrolling interest	14,047

Total	178,623

No value was allocated to in-process research and development in this acquisition as no material amounts were identified; however, certain significant research and development activities were substantially completed as of the acquisition date and included within acquired intangible assets as developed technology. Goodwill represents unidentifiable intangible assets, such as future growth from new revenue streams, increased market share particularly in emerging markets and the U.S., synergies with existing Sony assets and businesses and an assembled workforce, and is calculated as the excess of the purchase price over the estimated fair value of the net tangible and intangible assets acquired and is not deductible for tax purposes. The goodwill recorded in connection with this acquisition is included in the MP&C segment.

The intangible assets are comprised of the following:

	Yen in millions	Years
	Acquired intangibles recorded at fair value	Weighted-average amortization period
Intangibles subject to amortization
IP cross-licensing	60,834	6
Developed technology	24,599	9
Customer relationships	19,597	14
Trademarks	14,086	7
Other	3,981	7

Total intangibles	123,097

The following unaudited supplemental pro forma financial information presents the combined results of operations of Sony and Sony Ericsson as though the acquisition had occurred as of the beginning of the fiscal year ended March 31, 2011:

	Yen in millions, except per share data
	Fiscal year ended March 31
	2011	2012
	(Unaudited)
Net sales	6,901,151	5,941,131
Operating income (loss)	231,895	(187,725)
Net loss attributable to Sony Corporation’s stockholders	(226,038)	(654,833)
Basic EPS	(225.24)	(652.50)
Diluted EPS	(225.24)	(652.50)

The unaudited supplemental pro forma financial information is based on estimates and assumptions, which Sony believes are reasonable and is not intended to represent or be indicative of what Sony’s consolidated net loss attributable to Sony Corporation’s stockholders would have been had the acquisition been completed at the beginning of the fiscal year ended March 31, 2011 and should not be taken as indicative of Sony’s future consolidated net loss attributable to Sony Corporation’s stockholders. The unaudited supplemental pro forma financial information includes:

•	the elimination of equity in net income (loss) and consolidation of Sony Ericsson;

•	the gain from remeasurement of the previously owned equity interest;

•	incremental intangible asset amortization, net of the related tax effects;

•	certain royalty adjustments; and

•	additional debt issuance costs and interest expense, incurred in connection with the acquisition.

(3)	Sony Semiconductor acquisition

On April 1, 2011, Sony Semiconductor Kyushu Corporation, a wholly-owned subsidiary of Sony Corporation, acquired from Toshiba Corporation (“Toshiba”) for 57,451 million yen semiconductor fabrication equipment and certain related assets. Sony Semiconductor Kyushu Corporation has subsequently changed its name to Sony Semiconductor Corporation, effective November 1, 2011. Sony’s goal in acquiring the assets is to further strengthen its production capacity for CMOS image sensors.

The assets were operated by Nagasaki Semiconductor Manufacturing Corporation (“NSM”), a joint venture among Toshiba, Sony Corporation and Sony Computer Entertainment Inc., a wholly-owned subsidiary of Sony Corporation. Subsequent to the acquisition, Sony entered into a three year sale and leaseback transaction regarding certain of the acquired machinery and equipment with its equity interest affiliate, SFI Leasing Company, Limited, and received proceeds of 50,537 million yen based on the amounts recorded at fair value in the acquisition. These transactions are included within other in the investing activities section of the consolidated statements of cash flows.

In connection with the acquisition, Toshiba and Sony terminated their NSM joint venture relationship. Sony also entered into a supply arrangement to manufacture and supply system LSIs to Toshiba for one year following the acquisition.

The following table summarizes the fair values assigned to the assets acquired at the acquisition date.

Yen in millions
Acquired assets recorded at fair value
Inventories	4,370
Other current assets	82
Machinery and equipment	51,083
Intangibles	1,223
Other noncurrent assets	693

Total	57,451

As the purchase price was fully allocated to identifiable tangible and intangible assets and no liabilities were assumed, there was no goodwill recorded as part of the acquisition. The unaudited supplemental pro forma results of operations have not been presented because the effect of the acquisition was not material.

(4)	Other acquisitions

During the fiscal year ended March 31, 2010, Sony completed acquisitions for total consideration of 17,616 million yen, of which 1,420 million yen was contingent consideration. The remaining consideration was paid primarily in cash. As a result of the acquisitions, Sony recorded 13,425 million yen of goodwill and 3,708 million yen of intangible assets. A portion of the contingent consideration was subsequently reversed into income during the fiscal year ended March 31, 2012 as it was determined that the operating targets that needed to be achieved for the contingent consideration to be paid would not be met. The reversal of the accrued contingent consideration resulted in income of 896 million yen which was recorded in other operating (income) expense, net in the consolidated statements of income for the fiscal year ended March 31, 2012.

During the fiscal year ended March 31, 2011, Sony completed other acquisitions for total consideration of 2,884 million yen which was paid primarily in cash and there was no material contingent consideration subject to future change. As a result of the acquisitions, Sony recorded 1,415 million yen of goodwill and 1,227 million yen of intangible assets.

During the fiscal year ended March 31, 2012, Sony completed other acquisitions for total consideration of 7,914 million yen which was paid primarily in cash and there was no material contingent consideration subject to future change. As a result of the acquisitions, Sony recorded 5,853 million yen of goodwill and 3,345 million yen of intangible assets.

No significant amounts have been allocated to in-process research and development and all of the entities described above have been consolidated into Sony’s results of operations since their respective acquisition dates. Pro forma results of operations have not been presented because the effects of Sony Semiconductor and the other acquisitions, individually and in aggregate, were not material.

Divestitures	12 Months Ended
Mar. 31, 2012
Divestitures
25.	Divestitures

(1)	HBO Latin America and HBO Central Europe

In March 2010, Sony sold a portion of its investment and certain ancillary rights, which was included in the Pictures segment, in its HBO Latin America venture, which owns and operates certain premium pay television businesses in Latin America, to the venture’s majority shareholder (“Majority Shareholder”). Sony accounted for this sale in accordance with the accounting guidance for transfers and servicing. Prior to this transaction, Sony owned approximately 29% of this venture, which was accounted for under the equity method, and, as a result of this transaction, Sony owned approximately 8% of this venture (the “Retained Interest”), which was accounted for under the cost method.

As consideration for the transaction, Sony received cash proceeds of 19,424 million yen and received a put option valued at 1,371 million yen and the sale resulted in a gain of 18,035 million yen for the fiscal year ended March 31, 2010. In November 2010, Sony notified the Majority Shareholder that Sony intended to exercise the put option. The purchase of the Retained Interest by the Majority Shareholder was completed in March 2011 which resulted in cash proceeds of 5,285 million yen and a gain of 3,329 million yen for the fiscal year ended March 31, 2011.

In January 2010, in a separate transaction, Sony sold its entire investment, which was included in the Pictures segment, in its HBO Central Europe joint venture, which owns and operates a premium pay television business in Central Europe, to an affiliate of the Majority Shareholder. The sale resulted in cash proceeds of 7,660 million yen and a gain of 3,957 million yen for the fiscal year ended March 31, 2010.

The above mentioned transactions and the other transactions which were not material individually and in aggregate were recorded in other operating (income) expense, net due to either the nature of the transaction or in consideration of factors including the relationship to Sony’s core operations.

(2)	Small- and medium-sized TFT LCD business

In March 2012, Sony sold the small- and medium-sized TFT LCD business, which was included in the Devices segment, to Japan Display Inc. The sale proceeds are subject to the finalization of certain post-closing conditions and adjustments. In connection with the sale, Sony will transfer legal ownership of a certain subsidiary within the former small- and medium-sized TFT LCD business to Japan Display Inc. during the fiscal year ended March 31, 2013. As of March 31, 2012, this entity is a VIE, although Sony is not the primary beneficiary and therefore does not consolidate the entity after the sale. Refer to Note 23. During the fiscal year ended March 31, 2012, Sony recorded an impairment loss of 19,187 million yen in other operating (income) expense, net in the consolidated statements of income, as the disposal group was classified as held for sale and recorded at the lesser of carrying value or fair value. Following the sale, Sony purchased an equity interest in Japan Display Inc. which Sony accounts for under the cost method.

(3)	S-LCD Corporation

In the fiscal year ended March 31, 2012, Sony sold all of its shares of S-LCD, the LCD panel manufacturing joint venture. Refer to Note 5.

(4)	Chemical products business

During the fiscal year ended March 31, 2012, Sony entered into a memorandum of understanding with a third-party to sell the chemical products business, which is included in the Devices segment. Sony classified certain assets and liabilities related to the business as held for sale as of March 31, 2012, and anticipates completing the divestiture during the fiscal year ending March 31, 2013. No impairment loss was recognized as a result of the held for sale classification. The assets and liabilities held for sale are comprised of 14,756 million yen of current assets including accounts receivable and inventories, 29,182 million yen of goodwill, 19,028 million yen of other noncurrent assets including property, plant and equipment, 17,554 million yen of current liabilities including accounts payable and accrued expenses, and 2,657 million yen of noncurrent liabilities. The current and noncurrent assets and liabilities were reclassified to prepaid expenses and other current assets, other assets, other current liabilities and other liabilities in the consolidated balance sheets.

Collaborative Arrangements	12 Months Ended
Mar. 31, 2012
Collaborative Arrangements
26.	Collaborative arrangements

Sony’s collaborative arrangements primarily relate to arrangements entered into, through a subsidiary in the Pictures segment, with one or more active participants to jointly finance, produce and/or distribute motion picture or television product under which both the subsidiary and the other active participants share in the risks and rewards of ownership. These arrangements are referred to as co-production and distribution arrangements.

Sony typically records an asset for only the portion of the motion picture or television product it owns and finances. Sony and the other participants typically distribute the product in different media or markets. Revenues earned and expenses incurred for the media or markets in which Sony distributes the product are typically recorded on a gross basis. Sony typically does not record revenues earned and expenses incurred when the other participants distribute the product. Sony and the other participants typically share in the profits from the distribution of the product in all media or markets. For motion picture product, if Sony is a net receiver of (1) Sony’s share of the profits from the media or markets distributed by the other participants less (2) the other participants’ share of the profits from the media or markets distributed by Sony then the net amount is recorded as net sales. If Sony is a net payer then the net amount is recorded in cost of sales. For television product, Sony records its share of the profits from the media or markets distributed by the other participants as sales, and the other participants’ share of the profits from the media or markets distributed by Sony as cost of sales.

For the years ended March 31, 2010, 2011 and 2012, 4,687 million yen, 4,866 million yen and 10,990 million yen, respectively, were recorded as cost of sales for amounts owed to the other participants and 9,936 million yen, 10,244 million yen and 14,625 million yen, respectively, were recorded as net sales for amounts due from the other participants in these collaborative arrangements.

Commitments, Contingent Liabilities and Other	12 Months Ended
Mar. 31, 2012
Commitments, Contingent Liabilities and Other
27.	Commitments, contingent liabilities and other

(1)	Commitments:

A.	Loan commitments

Subsidiaries in the Financial Services segment have entered into loan agreements with their customers in accordance with the condition of the contracts. As of March 31, 2012, the total unused portion of the lines of credit extended under these contracts was 20,051 million yen. The aggregate amounts of future year-by-year payments for these loan commitments cannot be determined.

B.	Purchase commitments and other

Purchase commitments and other outstanding at March 31, 2012 amounted to 276,016 million yen. The major components of these commitments are as follows:

In the ordinary course of business, Sony makes commitments for the purchase of property, plant and equipment. As of March 31, 2012, such commitments outstanding were 35,725 million yen.

Certain subsidiaries in the Pictures segment have entered into agreements with creative talent for the development and production of motion pictures and television programming as well as agreements with third parties to acquire completed motion pictures, or certain rights therein, and to acquire the rights to broadcast certain live action sporting events. These agreements cover various periods mainly within 5 years. As of March 31, 2012, these subsidiaries were committed to make payments under such contracts of 117,187 million yen.

Certain subsidiaries in the Music segment have entered into long-term contracts with recording artists and companies for the production and/or distribution of prerecorded music and videos. These contracts cover various periods mainly within 5 years. As of March 31, 2012, these subsidiaries were committed to make payments of 41,853 million yen under such long-term contracts.

The schedule of the aggregate amounts of year-by-year payment of purchase commitments during the next five years and thereafter is as follows:

Fiscal year ending March 31	Yen in millions
2013	141,236
2014	55,209
2015	35,330
2016	23,281
2017	13,310
Later years	7,650

Total	276,016

In addition to the above, Sony has other commitments as follows:

On November 11, 2011, an investor group including Sony (collectively the “Group”) executed a definitive agreement with Citigroup, Inc. (“Citi”) whereby the Group will acquire EMI Music Publishing from Citi for total consideration of 2.2 billion U.S. dollars. The transaction is subject to certain closing conditions, including regulatory approvals. Upon the receipt of all necessary regulatory approvals and the resolution of all other closing conditions, Sony expects to invest approximately 325 million U.S. dollars and own approximately 38% of the newly formed entity that will ultimately acquire EMI Music Publishing from Citi, with an ability to increase the investment and ownership up to 40%.

During the fiscal year ended March 31, 2012, there was a receipt of an advance payment from a commercial customer. As a result, as of March 31, 2012, Sony recorded 15,173 million yen in other current liabilities and 35,404 million yen in other long-term liabilities based on anticipated delivery dates. The advance payment is subject to reimbursement under certain contingent conditions of the contract, including a downgrade of Sony’s credit rating by either S&P (lower than “BBB”) or Moody’s (lower than “Baa2”). The advance payment amounts will be reduced at the time of future product sales to the commercial customer.

(2)	Contingent liabilities:

Sony had contingent liabilities, including guarantees given in the ordinary course of business, which amounted to 78,743 million yen at March 31, 2012. The major components of these contingent liabilities are as follows:

As discussed in Note 23, Sony has agreed to repay the outstanding principal plus accrued interest up to a maximum of 303 million U.S. dollars to the creditor of the third-party investor of Sony’s U.S. based music publishing subsidiary should the third-party investor default on its obligation. The obligation of the third-party investor is collateralized by its 50% interest in Sony’s music publishing subsidiary. Should Sony have to make a payment under the terms of the guarantee, Sony would assume the creditor’s rights to the underlying collateral. At March 31, 2012, the fair value of the collateral exceeded 303 million U.S. dollars.

In May 2011, Sony Corporation’s U.S. subsidiary, Sony Electronics Inc., received a subpoena from the U.S. Department of Justice (“DOJ”) Antitrust Division seeking information about its secondary batteries business. Sony understands that the DOJ and one agency outside the United States are investigating competition in the secondary batteries market. Based on the current stage of the proceedings, it is not possible to estimate the amount of loss or range of possible loss, if any, that might result from adverse judgments, settlements or other resolution of this matter.

Beginning earlier in 2011, the network services of PlayStation®Network, Qriocity™, Sony Online Entertainment LLC and websites of other subsidiaries came under cyber-attack. As of May 31, 2012, Sony has not received any confirmed reports of customer identity theft issues or misuse of credit cards from the cyber-attacks. However, in connection with certain of these matters, Sony has received inquiries from authorities in a number of jurisdictions, including orders for reports issued by the Ministry of Economy, Trade and Industry of Japan as well as the Financial Services Agency of Japan, formal and/or informal requests for information from Attorneys General from a number of states in the United States and the U.S. Federal Trade Commission, various U.S. congressional inquiries and others. Additionally, Sony Corporation and/or certain of its subsidiaries have been named in a number of purported class actions in certain jurisdictions, including the United States. Based on the stage of these inquiries and proceedings, it is not possible to estimate the amount of loss or range of possible loss, if any, that might result from adverse judgments, settlements or other resolution of these matters.

In October 2009, Sony Corporation’s U.S. subsidiary, Sony Optiarc America Inc., received a subpoena from the DOJ seeking information about its optical disk drive business. Sony understands that the DOJ and agencies outside the United States are investigating competition in optical disk drives. Subsequently, a number of purported class action lawsuits were filed in certain jurisdictions, including the United States, in which the plaintiffs allege that Sony Corporation and certain of its subsidiaries violated antitrust laws and seek recovery of damages and other remedies. Based on the current stage of these proceedings, it is not possible to estimate the amount of loss or range of possible loss, if any, that might result from adverse judgments, settlements or other resolution of all of these matters.

In addition, Sony Corporation and certain of its subsidiaries are defendants or otherwise involved in other pending legal and regulatory proceedings. However, based upon the information currently available, Sony currently believes that the outcome of such legal and regulatory proceedings would not have a material effect on Sony’s consolidated financial statements.

(3)	Redeemable noncontrolling interest:

As discussed in Note 24, in connection with the GSN transaction, Sony granted a put right to the Current Investor for an additional 18% interest in GSN. The put right is exercisable during three windows starting on April 1 of 2012, 2013 and 2014 and lasting for 60 business days (each such period, a “Trigger Window”). In the event that GSN’s audited financial statements for the most recently completed calendar year are not available on April 1, the Trigger Window will commence on the day when the GSN audited financial statements are delivered to the Current Investor. As of May 31, 2012, GSN’s audited financial statements for the year ended December 31, 2011 have not been delivered to the Current Investor. The exercise price of the put is calculated using a formula based on an agreed upon multiple of the earnings of GSN with a minimum price of 234 million U.S. dollars and a maximum price of 288 million U.S. dollars. The portion of the noncontrolling interest that can be put to Sony is accounted for as redeemable securities because redemption is outside of Sony’s control and is reported in the mezzanine equity section in the consolidated balance sheets at March 31, 2012.

(4)	Product warranty liabilities:

The changes in product warranty liability for the fiscal years ended March 31, 2010, 2011 and 2012 are as follows:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Balance at beginning of the fiscal year	57,922	50,856	54,940
Additional liabilities for warranties	46,686	48,610	60,073
Settlements (in cash or in kind)	(45,218)	(36,537)	(39,954)
Changes in estimate for pre-existing warranty reserve	(7,649)	(4,802)	(4,397)
Translation adjustment	(885)	(3,187)	(2,802)

Balance at end of the fiscal year	50,856	54,940	67,860

Business segment information	12 Months Ended
Mar. 31, 2012
Business segment information
28.	Business segment information

The reportable segments presented below are the segments of Sony for which separate financial information is available and for which operating profit or loss amounts are evaluated regularly by the chief operating decision maker (“CODM”) in deciding how to allocate resources and in assessing performance. The CODM does not evaluate segments using discrete asset information. Sony’s CODM is its Chief Executive Officer and President.

Sony realigned its business segments from the first quarter of the fiscal year ending March 31, 2013, to reflect modifications to the organizational structure as of April 1, 2012, primarily repositioning the operations of the previously reported Consumer, Products & Services (“CPS”), Professional, Device & Solutions (“PDS”) and Sony Mobile segments. In connection with this realignment, the operations of the former CPS, PDS and Sony Mobile segments are included in five newly established segments, namely the IP&S, Game, MP&C, HE&S, and Devices segments, as well as All Other. The network business previously included in the CPS segment and the medical business previously included in the PDS segment are now included in All Other.

The IP&S segment includes Digital Imaging Products, and Professional Solutions. The MP&C segment includes Mobile Communications, and Personal and Mobile Products. The previously reported Sony Mobile segment is now included in the MP&C segment as the Mobile Communications category. On February 15, 2012, Sony acquired Ericsson’s 50% equity interest in Sony Ericsson, which changed its name to Sony Mobile Communications upon becoming a wholly-owned subsidiary of Sony. The financial results of Mobile Communications include Sony’s equity in net income (loss) of Sony Ericsson through February 15, 2012 and sales, operating revenue and operating income (loss) from February 16, 2012 through March 31, 2012, as well as a gain of 102,331 million yen recorded on the remeasurement of Sony’s 50% equity interest in Sony Ericsson at fair value upon obtaining control through the acquisition of Ericsson’s 50% equity interest in Sony Ericsson. Refer to Note 24. The HE&S segment includes Televisions, and Audio and Video. The equity results of S-LCD are also included within the HE&S segment. The Devices segment includes Semiconductors and Components. The Pictures segment is engaged in the development, production and acquisition, manufacture, marketing, distribution and broadcasting of image-based software, including motion picture, home entertainment and television products. The Music segment includes SME, SMEJ and a 50% owned U.S. based joint venture in the music publishing business, Sony/ATV Music Publishing LLC. The Financial Services segment primarily represents individual life insurance and non-life insurance businesses in the Japanese market, a credit financing business and a bank business in Japan. All Other consists of various operating activities, including a mobile phone OEM business in Japan, So-net Entertainment Corporation, an Internet-related service business subsidiary operating mainly in Japan, the network business, the medical business and the disc manufacturing business. Sony’s products and services are generally unique to a single operating segment. In connection with the realignment, all prior period amounts in the segment disclosures have been restated to conform to the current fiscal year’s presentation.

Sales and operating revenue:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Sales and operating revenue:
Imaging Products & Solutions —
Customers	926,579	906,439	756,625
Intersegment	10,704	9,185	4,692

Total	937,283	915,624	761,317
Game —
Customers	840,793	744,601	679,899
Intersegment	60,993	120,368	125,067

Total	901,786	864,969	804,966
Mobile Products & Communications —
Customers	599,353	631,514	622,415
Intersegment	69	73	262

Total	599,422	631,587	622,677
Home Entertainment & Sound —
Customers	1,552,697	1,712,324	1,282,728
Intersegment	370	640	428

Total	1,553,067	1,712,964	1,283,156
Devices —
Customers	779,240	771,350	677,208
Intersegment	427,848	380,537	349,360

Total	1,207,088	1,151,887	1,026,568
Pictures —
Customers	705,237	599,654	656,097
Intersegment	—	312	1,624

Total	705,237	599,966	657,721
Music —
Customers	511,097	457,771	430,751
Intersegment	11,519	12,972	12,038

Total	522,616	470,743	442,789
Financial Services —
Customers	838,300	798,495	868,971
Intersegment	13,096	8,031	2,924

Total	851,396	806,526	871,895
All Other —
Customers	400,321	449,778	465,745
Intersegment	80,904	70,004	64,598

Total	481,225	519,782	530,343
Corporate and elimination	(545,122)	(492,775)	(508,220)

Consolidated total	7,213,998	7,181,273	6,493,212

Game intersegment amounts primarily consist of transactions with All Other. Devices intersegment amounts primarily consist of transactions with the Game segment and the IP&S segment. All Other intersegment amounts primarily consist of transactions with the Pictures segment, the Music segment and the Game segment. Corporate and elimination includes certain brand and patent royalty income.

Segment profit or loss:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Operating income (loss):
Imaging Products & Solutions	40,857	52,439	18,592
Game	(55,506)	48,494	29,302
Mobile Products & Communications	(50,724)	5,321	7,246
Home Entertainment & Sound	(70,849)	(73,205)	(203,211)
Devices	9,853	34,893	(22,126)
Pictures	42,814	38,669	34,130
Music	36,513	38,927	36,887
Financial Services	162,492	118,818	131,421
All Other	(28,454)	(13,839)	(54,082)

Total	86,996	250,517	(21,841)
Corporate and elimination	(55,224)	(50,696)	(45,434)

Consolidated operating income (loss)	31,772	199,821	(67,275)
Other income	43,834	44,966	23,478
Other expenses	(48,694)	(39,774)	(39,389)

Consolidated income (loss) before income taxes	26,912	205,013	(83,186)

Operating income (loss) is Sales and operating revenue less Costs and expenses, and includes Equity in net income (loss) of affiliated companies.

The MP&C segment includes Sony’s equity in net loss for Sony Ericsson of 57,680 million yen through February 15, 2012 and the operating income (loss) from February 16, 2012 through March 31, 2012, as well as a gain of 102,331 million yen recorded on the remeasurement of Sony’s 50% equity interest in Sony Ericsson at fair value upon obtaining control through the acquisition of Ericsson’s 50% equity interest in Sony Ericsson.

Corporate and elimination includes headquarters restructuring costs and certain other corporate expenses, including the amortization of certain intellectual property assets such as the cross-licensing intangible assets acquired from Ericsson at the time of the Sony Ericsson acquisition, which are not allocated to segments.

Other significant items:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Equity in net income (loss) of affiliated companies:
Imaging Products & Solutions	(1,037)	(157)	(154)
Mobile Products & Communications	(34,514)	4,155	(57,680)
Home Entertainment & Sound	387	7,214	(64,078)
Devices	3	27	(44)
Pictures	4,347	2,483	(516)
Music	(80)	(265)	(372)
Financial Services	(1,345)	(1,961)	(1,252)
All Other	2,004	2,566	2,399

Consolidated total	(30,235)	14,062	(121,697)

Depreciation and amortization:
Imaging Products & Solutions	50,323	36,666	35,951
Game	12,352	13,649	10,848
Mobile Products & Communications	10,606	8,974	9,015
Home Entertainment & Sound	53,792	29,314	27,358
Devices	120,866	106,824	116,971
Pictures	8,427	7,996	10,825
Music	13,427	12,166	10,789
Financial Services, including deferred insurance acquisition costs	56,531	62,077	56,322
All Other	22,420	21,574	19,548

Total	348,744	299,240	297,627
Corporate	22,260	26,126	21,967

Consolidated total	371,004	325,366	319,594

The MP&C segment includes Sony’s equity in net income (loss) in Sony Ericsson through February 15, 2012 and the equity in net income (loss) of Sony Mobile from February 16, 2012 through March 31, 2012.

The MP&C segment includes the depreciation and amortization of Sony Mobile from February 16, 2012 through March 31, 2012.

The following table includes a breakdown of sales and operating revenue to external customers by product category in the following segments: IP&S, MP&C, HE&S and Devices. The IP&S, MP&C, HE&S and Devices segments are each managed as a single operating segment by Sony’s management.

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Sales and operating revenue:
Imaging Products & Solutions
Digital Imaging Products	645,354	628,358	489,526
Professional Solutions	272,410	268,687	256,871
Other	8,815	9,394	10,228

Total	926,579	906,439	756,625

Game	840,793	744,601	679,899

Mobile Products & Communications
Mobile Communications	—	—	77,732
Personal and Mobile Products	594,198	625,200	538,816
Other	5,155	6,314	5,867

Total	599,353	631,514	622,415

Home Entertainment & Sound
Televisions	1,005,934	1,200,487	840,359
Audio and Video	536,972	502,684	433,801
Other	9,791	9,153	8,568

Total	1,552,697	1,712,324	1,282,728

Devices
Semiconductors	299,715	358,396	375,891
Components	476,097	410,090	297,108
Other	3,428	2,864	4,209

Total	779,240	771,350	677,208

Pictures	705,237	599,654	656,097
Music	511,097	457,771	430,751
Financial Services	838,300	798,495	868,971
All Other	400,321	449,778	465,745
Corporate	60,381	109,347	52,773

Consolidated total	7,213,998	7,181,273	6,493,212

Mobile Communications includes sales and operating revenue of Sony Mobile from February 16, 2012 through March 31, 2012.

Geographic Information:

Sales and operating revenue attributed to countries based on location of external customers for the fiscal years ended March 31, 2010, 2011 and 2012 and property, plant and equipment, net as of March 31, 2011 and 2012 are as follows:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Sales and operating revenue:
Japan	2,099,297	2,152,552	2,104,669
United States	1,595,016	1,443,693	1,211,849
Europe	1,644,698	1,539,432	1,268,258
China	485,512	562,048	495,101
Asia-Pacific	708,061	726,364	636,489
Other Areas	681,414	757,184	776,846

Total	7,213,998	7,181,273	6,493,212

	Yen in millions
	March 31
	2011	2012
Property, plant and equipment, net:
Japan	684,031	699,647
United States	95,157	82,914
Europe	39,602	55,192
China	39,936	39,388
Asia-Pacific	46,894	37,060
Other Areas	19,248	16,797

Total	924,868	930,998

Geographic information for the fiscal years ended March 31, 2010 and 2011 in the tables above has been restated to reflect the change in geographic classification.

Major areas in each geographic segment excluding Japan, United States and China are as follows:

(1) Europe:	United Kingdom, France, Germany, Russia, Spain and Sweden
(2) Asia-Pacific:	India, South Korea and Oceania
(3) Other Areas:	The Middle East/Africa, Brazil, Mexico and Canada

There are not any individually material countries with respect to the sales and operating revenue and property, plant and equipment, net included in Europe, Asia-Pacific and Other Areas.

Transfers between reportable business segments or geographic areas are made at amounts which Sony’s management believes approximate as arms-length transactions.

There were no sales and operating revenue with any single major external customer for the fiscal years ended March 31, 2010, 2011 and 2012.

SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS	12 Months Ended
Mar. 31, 2012
SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS

SCHEDULE II

VALUATION AND QUALIFYING ACCOUNTS

SONY CORPORATION AND CONSOLIDATED SUBSIDIARIES

	Yen in millions
	Balance at beginning of period	Additions charged to costs and expenses	Deductions (Note 1)	Other (Note 2)	Balance at end of period
Fiscal year ended March 31, 2010:
Allowance for doubtful accounts and sales returns	110,383	59,987	(61,577)	(4,318)	104,475

Fiscal year ended March 31, 2011:
Allowance for doubtful accounts and sales returns	104,475	50,345	(55,106)	(9,183)	90,531

Fiscal year ended March 31, 2012:
Allowance for doubtful accounts and sales returns	90,531	33,441	(49,509)	(3,454)	71,009

Notes:

1.	Reversal including amounts written off.

2.	Translation adjustment.

	Balance at beginning of period (Note 1)	Additions (Note 2)	Deductions	Other (Note 3)	Balance at end of period (Note 1)
Fiscal year ended March 31, 2010:
Valuation allowance — Deferred tax assets	120,512	48,372	(40,210)	(2,421)	126,253

Fiscal year ended March 31, 2011:
Valuation allowance — Deferred tax assets	126,253	381,837	(28,736)	(5,641)	473,713

Fiscal year ended March 31, 2012:
Valuation allowance — Deferred tax assets	473,713	469,788	(22,904)	(52,364)	868,233

Note:

1.	As discussed in Note 21 of the consolidated financial statements, the presentation of deferred income taxes in the consolidated balance sheets have been revised to conform with the presentation as of March 31, 2012, which impacted the presentation of the valuation allowance for the previous fiscal years.

2.	Including a valuation allowance against deferred tax assets which Sony Ericsson had prior to its acquisition during the fiscal year ended March 31, 2012. Refer to Note 21 of the consolidated financial statements.

3.	Translation adjustment and the effect of changes in statutory tax rate.

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Mar. 31, 2012
Basis of consolidation and accounting for investments in affiliated companies

Basis of consolidation and accounting for investments in affiliated companies -

The consolidated financial statements include the accounts of Sony Corporation and its majority-owned subsidiary companies, general partnerships and other entities in which Sony has a controlling interest, and variable interest entities for which Sony is the primary beneficiary. All intercompany transactions and accounts are eliminated. Investments in business entities in which Sony does not have control, but has the ability to exercise significant influence over operating and financial policies, generally through 20-50% ownership, are accounted for under the equity method. In addition, investments in general partnerships in which Sony does not have a controlling interest and limited partnerships are also accounted for under the equity method if more than minor influence over the operation of the investee exists (generally through more than 3-5% ownership). When the interest in the partnership is so minor that Sony has no significant influence over the operation of the investee, the cost method is used. Under the equity method, investments are stated at cost plus/minus Sony’s portion of equity in undistributed earnings or losses. Sony’s equity in current earnings or losses of such entities is reported net of income taxes and is included in operating income (loss) after the elimination of unrealized intercompany profits. If the value of an investment has declined and is judged to be other-than-temporary, the investment is written down to its estimated fair value.

On occasion, a consolidated subsidiary or an affiliated company accounted for by the equity method may issue its shares to third parties in either a public or private offering or upon conversion of convertible debt to common stock at amounts per share in excess of or less than Sony’s average per share carrying value. With respect to such transactions, the resulting gains or losses arising from the change in interest are recorded in earnings for the year the change in interest transaction occurs, while a change in interest of a consolidated subsidiary that does not result in a change in control is accounted for as a capital transaction and no gains or losses are recorded in earnings.

The excess of the cost over the underlying net equity of investments in consolidated subsidiaries and affiliated companies accounted for on an equity basis is allocated to identifiable tangible and intangible assets and liabilities based on fair values at the date of acquisition. The unassigned residual value of the excess of the cost over Sony’s underlying net equity is recognized as goodwill as a component of the investment balance.

Use of estimates

Use of estimates -

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining the valuation of investment securities, valuation of inventories, fair values of long-lived assets, fair values of goodwill, intangible assets and assets and liabilities assumed in business combinations, product warranty liability, pension and severance plans, valuation of deferred tax assets, uncertain tax positions, film costs, and insurance related liabilities. Actual results could differ from those estimates.

Translation of foreign currencies

Translation of foreign currencies -

All asset and liability accounts of foreign subsidiaries and affiliates are translated into Japanese yen at appropriate fiscal year end current exchange rates and all income and expense accounts are translated at exchange rates that approximate those rates prevailing at the time of the transactions. The resulting translation adjustments are accumulated as a component of accumulated other comprehensive income. Upon remeasurement of a previously held equity interest in accordance with the accounting guidance for business combinations achieved in stages, accumulated translation adjustments, if any, remain as a component of accumulated other comprehensive income as there has not been sale or complete or substantially complete liquidation of the net investment.

Receivables and payables denominated in foreign currencies are translated at appropriate fiscal year end exchange rates and the resulting translation gains or losses are taken into income.

Cash and cash equivalents

Cash and cash equivalents -

Cash and cash equivalents include all highly liquid investments, with original maturities of three months or less, that are readily convertible to known amounts of cash and are so near maturity that they present insignificant risk of changes in value because of changes in interest rates.

Marketable debt and equity securities

Marketable debt and equity securities -

Debt and equity securities designated as available-for-sale, whose fair values are readily determinable, are carried at fair value with unrealized gains or losses included as a component of accumulated other comprehensive income, net of applicable taxes. Debt and equity securities classified as trading securities are carried at fair value with unrealized gains or losses included in income. Debt securities that are expected to be held-to-maturity are carried at amortized cost. Individual securities classified as either available-for-sale or held-to-maturity are reduced to fair value by a charge to income for other-than-temporary declines in fair value. Realized gains and losses are determined on the average cost method and are reflected in income.

Sony regularly evaluates its investment portfolio to identify other-than-temporary impairments of individual securities. Factors that are considered by Sony in determining whether an other-than-temporary decline in value has occurred include: the length of time and extent to which the market value of the security has been less than its original cost, the financial condition, operating results, business plans and estimated future cash flows of the issuer of the security, other specific factors affecting the market value, deterioration of the credit condition of the issuers, sovereign risk, and whether or not Sony is able to retain the investment for a period of time sufficient to allow for the anticipated recovery in market value.

In evaluating the factors for available-for-sale securities whose fair values are readily determinable, Sony presumes a decline in value to be other-than-temporary if the fair value of the security is 20 percent or more below its original cost for an extended period of time (generally for a period of up to six months). This criterion is employed as a threshold to identify securities which may have a decline in value that is other-than-temporary. The presumption of an other-than-temporary impairment in such cases may be overcome if there is evidence to support that the decline is temporary in nature due to the existence of other factors which overcome the duration or magnitude of the decline. On the other hand, there may be cases where impairment losses are recognized when the decline in the fair value of the security is not more than 20 percent or such decline has not existed for an extended period of time, as a result of considering specific factors which may indicate the decline in the fair value is other-than-temporary.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in income depends on whether Sony intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost. If the debt security meets either of these two criteria, the other-than-temporary impairment is recognized in income, measured as the entire difference between the security’s amortized cost and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in income is a credit loss equal to the difference between the amortized cost of the debt security and its net present value calculated by discounting Sony’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in accumulated other comprehensive income. Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in income are presented as a separate component of accumulated other comprehensive income.

Equity securities in non-public companies

Equity securities in non-public companies -

Equity securities in non-public companies are primarily carried at cost if fair value is not readily determinable. If the carrying value of a non-public equity investment is estimated to have declined and such decline is judged to be other-than-temporary, Sony recognizes the impairment of the investment and the carrying value is reduced to its fair value. Determination of impairment is based on the consideration of several factors, including operating results, business plans and estimated future cash flows. Fair value is determined through the use of various methodologies such as discounted cash flows, valuation of recent financings and comparable valuations of similar companies.

Allowance for doubtful accounts

Allowance for doubtful accounts -

Sony maintains an allowance for doubtful accounts to reserve for potentially uncollectible receivables. Sony reviews accounts receivable by amounts due by customers which are past due to identify specific customers with known disputes or collectability issues. In determining the amount of the reserve, Sony makes judgments about the creditworthiness of customers based on past collection experience and ongoing credit risk evaluations.

Inventories

Inventories -

Inventories in the Imaging Products & Solutions (“IP&S”), Game, Mobile Products & Communications (“MP&C”), Home Entertainment & Sound (“HE&S”), Devices and Music segments as well as non-film inventories for the Pictures segment are valued at cost, not in excess of market, cost being determined on the “average cost” basis except for the cost of finished products carried by certain subsidiary companies which is determined on the “first-in, first-out” basis, including the inventories of certain subsidiary companies in the MP&C segment. The market value of inventory is determined as the net realizable value – i.e., estimated selling price in the ordinary course of business less predictable costs of completion and disposal. Sony does not consider a normal profit margin when calculating the net realizable value.

Other receivables

Other receivables -

Other receivables include receivables which relate to arrangements with certain component manufacturers whereby Sony procures goods, including product components, for these component manufacturers and is reimbursed for the related purchases. No revenue or profit is recognized on these transfers. Sony usually will repurchase the inventory at a later date from the component manufacturers as either finished goods inventory or as partially assembled product.

Film costs

Film costs -

Film costs include direct production costs, production overhead and acquisition costs for both motion picture and television productions and are stated at the lower of unamortized cost or estimated fair value and classified as noncurrent assets. Film costs are amortized and the estimated liabilities for residuals and participations are accrued using an individual-film-forecast method based on the ratio of current period actual revenues to the estimated remaining total revenues. Film costs also include broadcasting rights which consist of acquired programming to be aired on Sony’s worldwide channel network and are recognized when the license period begins and the program is available for use. Broadcasting rights are stated at the lower of unamortized cost or net realizable value, classified as either current or noncurrent assets based on timing of expected use, and amortized based on estimated usage or on a straight-line basis over the useful life, as appropriate. Estimates used in calculating the fair value of the film costs and the net realizable value of the broadcasting rights are based upon assumptions about future demand and market conditions and are reviewed on a periodic basis.

Property, plant and equipment and depreciation

Property, plant and equipment and depreciation -

Property, plant and equipment are stated at cost. Depreciation of property, plant and equipment is computed on the declining-balance method for Sony Corporation and its Japanese subsidiaries, except for certain semiconductor manufacturing facilities and buildings whose depreciation is computed on the straight-line method over the estimated useful life of the assets. Depreciation of property, plant and equipment for foreign subsidiaries is also computed on the straight-line method. Useful lives for depreciation range from two to 50 years for buildings and from two to 10 years for machinery and equipment. Significant renewals and additions are capitalized at cost. Maintenance and repairs, and minor renewals and betterments are charged to income as incurred.

Goodwill and other intangible assets

Goodwill and other intangible assets -

Goodwill and certain other intangible assets that are determined to have an indefinite useful life are not amortized and are tested annually for impairment during the fourth quarter of the fiscal year and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value below its carrying amount. Goodwill impairment is determined using a two-step process. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of a reporting unit with its carrying amount, including goodwill. Reporting units are Sony’s operating segments or one level below the operating segments. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired and the second step of the impairment test is not performed. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any. The second step of the goodwill impairment test compares the implied fair value of the reporting unit’s goodwill with the carrying amount of that goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess. Fair value of reporting units and indefinite lived intangible assets is generally determined using a discounted cash flow analysis. This approach uses significant estimates and assumptions including projected future cash flows, the timing of such cash flows, discount rates reflecting the risk inherent in future cash flows, perpetual growth rates, determination of appropriate comparable entities and the determination of whether a premium or discount should be applied to comparables. In addition to the estimates of future cash flows, two of the most significant estimates involved in the determination of fair value of the reporting units are the discount rates and perpetual growth rate applied to terminal values used in the discounted cash flow analysis. The discount rates used in the cash flow models for the goodwill impairment testing consider market and industry data as well as specific risk factors for each reporting unit. The perpetual growth rates for the individual reporting units, for purposes of the terminal value determination, are generally set after an initial three-year forecasted period, although certain reporting units utilized longer forecasted periods, and are based on historical experience, market and industry data.

Intangible assets with finite useful lives mainly consist of patent rights, know-how, license agreements, customer relationships, trademarks, software to be sold, leased or otherwise marketed, music catalogs, artist contracts and television carriage agreements (broadcasting agreements). Patent rights, know-how, license agreements, trademarks and software to be sold, leased or otherwise marketed are generally amortized on a straight-line basis, generally, over three to eight years. Customer relationships, music catalogs, artist contracts and television carriage agreements (broadcasting agreements) are amortized on a straight-line basis, generally, over 10 to 40 years.

Software to be sold, leased, or marketed

Software to be sold, leased, or marketed -

Sony accounts for software development costs in accordance with accounting guidance for the costs of software to be sold, leased, or marketed. The costs related to establishing the technological feasibility of a software product are expensed as incurred as a part of research and development in cost of sales. Costs that are incurred to produce the finished product after technological feasibility is established are capitalized and amortized to cost of sales over the estimated economic life, which is generally three years. The technological feasibility of game software is established when the product master is completed. Consideration to capitalize game software development costs before this point is limited to the development costs of games for which technological feasibility can be proven to be at an earlier stage. At each balance sheet date, Sony performs periodic reviews to ensure that unamortized capitalized software costs remain recoverable from future profits of the related software products.

Deferred insurance acquisition costs

Deferred insurance acquisition costs -

Costs that vary with and are primarily related to acquiring new insurance policies are deferred as long as they are recoverable. The deferred insurance acquisition costs include such items as commissions, medical examination costs and inspection report fees, and are subject to recoverability testing at least annually to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. The deferred insurance acquisition costs for traditional life insurance contracts are amortized over the premium-paying period of the related insurance policies using assumptions consistent with those used in computing policy reserves. The deferred insurance acquisition costs for non-traditional life insurance contracts are amortized over the expected life in proportion to the estimated gross profits.

Product warranty

Product warranty -

Sony provides for the estimated cost of product warranties at the time revenue is recognized. The product warranty is calculated based upon product sales, estimated probability of failure and estimated cost per claim. The variables used in the calculation of the provision are reviewed on a periodic basis.

Certain subsidiaries in the IP&S, MP&C and HE&S segments offer extended warranty programs. The consideration received for extended warranty service is deferred and recognized as revenue on a straight-line basis over the term of the extended warranty.

Future insurance policy benefits

Future insurance policy benefits -

Liabilities for future insurance policy benefits are primarily comprised of the present value of estimated future payments to policyholders. These liabilities are computed by the net level premium method based upon the assumptions, including future investment yield, morbidity, mortality, withdrawals and other factors. These assumptions are reviewed on a periodic basis. Liabilities for future insurance policy benefits also include liabilities for guaranteed benefits related to certain non-traditional life and annuity contracts.

Policyholders' account in the life insurance business

Policyholders’ account in the life insurance business -

Liabilities for policyholders’ account in the life insurance business represent the contract value that has accrued to the benefit of the policyholders as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balances.

Impairment of long-lived assets

Impairment of long-lived assets -

Sony reviews the recoverability of the carrying value of its long-lived assets held and used, other than goodwill and intangible assets with indefinite lives, and assets to be disposed of, whenever events or changes in circumstances indicate that the individual carrying amount of an asset or asset group may not be recoverable. Long-lived assets to be held and used are reviewed for impairment by comparing the carrying value of the asset or asset group with their estimated undiscounted future cash flows. If the cash flows are determined to be less than the carrying value of the asset or asset group, an impairment loss has occurred and the loss would be recognized during the period for the difference between the carrying value of the asset or asset group and estimated fair value. Long-lived assets that are to be disposed of other than by sale are considered held and used until they are disposed of. Long-lived assets that are to be disposed of by sale are reported at the lower of their carrying value or fair value less cost to sell and are not depreciated. Fair value is determined using the present value of estimated net cash flows or comparable market values. This approach uses significant estimates and assumptions including projected future cash flows, the timing of such cash flows, discount rates reflecting the risk inherent in future cash flows, perpetual growth rates applied to determine terminal values, determination of appropriate market comparables and the determination of whether a premium or discount should be applied to comparables.

Fair value measurement

Fair value measurement -

Sony measures fair value as an exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date.

The accounting guidance for fair value measurements specifies a hierarchy of inputs to valuation techniques based on the extent to which inputs used in measuring fair value are observable in the market. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect Sony’s assumptions about the assumptions that market participants would use in pricing the asset or liability. Observable market data is used if such data is available without undue cost and effort. Each fair value measurement is reported in one of three levels which is determined by the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

Level 1	—	Inputs are unadjusted quoted prices for identical assets and liabilities in active markets.

Level 2	—	Inputs are based on observable inputs other than level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-derived valuations, in which all significant inputs are observable in active markets.

Level 3	—	One or more significant inputs are unobservable.

When available, Sony uses unadjusted quoted market prices in active markets to measure fair value and classifies such items within level 1. If quoted market prices are not available, fair value is based upon internally developed valuation techniques that use, where possible, current market-based or independently sourced market parameters, such as interest rates, currency rates and option volatilities. Items valued using internally generated models are classified according to the lowest level input that is significant to the valuation. For certain financial assets and liabilities, Sony determines fair value using third-party information such as indicative quotes from dealers and quantitative input from investment advisors following Sony’s established valuation procedures including validation against internally developed prices. Additionally, Sony considers both counterparty credit risk and Sony’s own creditworthiness in determining fair value. Sony attempts to mitigate credit risk to third parties by entering into netting agreements and actively monitoring the creditworthiness of counterparties and its exposure to credit risk through the use of credit limits and by selecting major international banks and financial institutions as counterparties.

Transfers between levels are deemed to have occurred at the beginning of the each interim period in which the transfers occur.

Derivative financial instruments

Derivative financial instruments -

All derivatives are recognized as either assets or liabilities in the consolidated balance sheets at fair value. Changes in the fair value of derivative financial instruments are either recognized periodically in income or stockholders’ equity (as a component of accumulated other comprehensive income), depending on whether the derivative financial instrument qualifies as a hedge and the derivative is being used to hedge changes in fair value or cash flows.

The accounting guidance for hybrid financial instruments permits an entity to elect fair value remeasurement for any hybrid financial instrument if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under accounting guidance for derivative instruments and hedging activities. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irreversible. Certain subsidiaries in the Financial Services segment have hybrid financial instruments, disclosed in Note 7 as debt securities, that contain embedded derivatives where the entire instrument is carried at fair value.

In accordance with accounting guidance for derivative instruments and hedging activities, the various derivative financial instruments held by Sony are classified and accounted for as described below.

Fair value hedges

Changes in the fair value of derivatives designated and effective as fair value hedges for recognized assets or liabilities or unrecognized firm commitments are recognized in earnings as offsets to changes in the fair value of the related hedged assets or liabilities.

Cash flow hedges

Changes in the fair value of derivatives designated and effective as cash flow hedges for forecasted transactions or exposures associated with recognized assets or liabilities are initially recorded in other comprehensive income and reclassified into earnings when the hedged transaction affects earnings. Changes in the fair value of the ineffective portion are recognized in current period earnings.

Derivatives not designated as hedges

Changes in the fair value of derivatives that are not designated as hedges are recognized in current period earnings.

Assessment of hedges

When applying hedge accounting, Sony formally documents all hedging relationships between the derivatives designated as hedges and the hedged items, as well as its risk management objectives and strategies for undertaking various hedging activities. Sony links all hedges that are designated as fair value or cash flow hedges to specific assets or liabilities on the consolidated balance sheets or to the specific forecasted transactions. Sony also assesses, both at the inception of the hedge and on an on-going basis, whether the derivatives that are designated as hedges are highly effective in offsetting changes in fair value or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge, Sony discontinues hedge accounting. Hedge ineffectiveness, if any, is included in the current period earnings.

Stock-based compensation

Stock-based compensation -

Sony accounts for stock-based compensation using the fair value based method, measured on the date of grant using the Black-Scholes option-pricing model. The expense is mainly included in selling, general and administrative expenses. Sony recognizes this compensation expense, net of an estimated forfeiture rate, only for the rights expected to vest ratably over the requisite service period of the stock acquisition rights, which is generally a period of three years. The estimated forfeiture rate is based on Sony’s historical experience in the stock acquisition rights plans where the majority of the vesting terms have been satisfied.

Revenue recognition

Revenue recognition -

Revenues from sales in the IP&S, Game, MP&C, HE&S, Devices and Music segments are recognized when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the sales price is fixed or determinable, and collectability is reasonably assured. Delivery is considered to have occurred when the customer has taken title to the product and the risks and rewards of ownership have been substantively transferred. If the sales contract contains a customer acceptance provision, then sales are recognized after customer acceptance occurs or the acceptance provisions lapse. Revenues are recognized net of anticipated returns and sales incentives.

Revenue arrangements with customers may include multiple elements, including any combination of products, services and software. An example includes sales of electronics products with rights to receive promotional goods. For Sony’s multiple element arrangements where at least one of the elements is not subject to existing software revenue recognition guidance, elements are separated into more than one unit of accounting when the delivered element(s) have value to the customer on a standalone basis, and delivery of the undelivered element(s) is probable and substantially in the control of Sony. Revenue is then allocated to each unit of accounting based on the relative selling price of each unit of accounting based first on vendor-specific objective evidence of selling price (“VSOE”) if it exists, based next on third-party evidence of selling price (“TPE”) if VSOE does not exist, and, finally, if both VSOE and TPE do not exist, based on estimated selling prices (“ESP”). VSOE is limited to either the price charged for an element when it is sold separately or, for an element not yet being sold separately, the price established by management having the relevant authority; it must be probable that the price, once established, will not change before the separate introduction of the element into the market place. TPE is the price of Sony’s or any competitor’s largely interchangeable products or services in standalone sales to similarly situated customers. ESP is the price at which Sony would transact if the element were sold by Sony regularly on a standalone basis. When determining ESP, Sony considers all relevant inputs, including sales, cost and margin analysis of the product, targeted rate of return of the product, competitors’ and Sony’s pricing practices and customer perspectives.

Certain software products published by Sony provide limited on-line features at no additional cost to the customer. Generally, such features are considered to be incidental to the overall software product and an inconsequential deliverable. Accordingly, revenue related to software products containing these limited on-line features is not deferred. In instances where the software products’ on-line features or additional functionality is considered a substantive deliverable in addition to the software product, revenue and costs of sales are recognized ratably over an estimated service period, which is estimated to be six months.

Revenues from the theatrical exhibition of motion pictures are recognized as the customer exhibits the film. Revenues from the licensing of motion picture and television product are recorded when the product is available for exploitation by the licensee and when any restrictions regarding the use of the product lapse. Revenues from the sale of DVDs and Blu-ray DiscTM, net of anticipated returns and sales incentives, are recognized upon availability of sale to the public. Revenues from the sale of broadcast advertising are recognized when the advertisement is aired. Revenues from subscription fees received by the television networks are recognized when the service is provided.

Traditional life insurance policies that the life insurance subsidiary underwrites, most of which are categorized as long-duration contracts, mainly consist of whole life, term life and accident and health insurance contracts. Premiums from these policies are reported as revenue when due from policyholders.

Amounts received as payment for non-traditional contracts such as interest sensitive whole life contracts, single payment juvenile contracts and other contracts without life contingencies are recognized in policyholders’ account in the life insurance business. Revenues from these contracts are comprised of fees earned for administrative and contract-holder services, which are recognized over the period of the contracts, and included in financial services revenue.

Property and casualty insurance policies that the non-life insurance subsidiary underwrites are primarily automotive insurance contracts which are categorized as short-duration contracts. Premiums from these policies are reported as revenue over the period of the contract in proportion to the amount of insurance protection provided.

Revenue is recognized net of any taxes collected from customers and subsequently remitted to governmental authorities.

Consideration given to a customer or a reseller

Consideration given to a customer or a reseller -

In accordance with the accounting guidance for consideration given by a vendor to a customer or reseller of the vendor’s products, sales incentives or other cash consideration given to a customer or a reseller including payments for buydowns, slotting fees and cooperative advertising programs, are accounted for as a reduction of revenue unless Sony receives an identifiable benefit (goods or services) in exchange for the consideration, the fair value of the benefit is reasonably estimated and documentation from the reseller is received to support the amounts paid to the reseller. Payments meeting these criteria are recorded as selling, general and administrative expenses. For the fiscal years ended March 31, 2010, 2011 and 2012, consideration given to a reseller, primarily for free promotional shipping and cooperative advertising programs included in selling, general and administrative expenses totaled 23,591 million yen, 23,250 million yen and 17,641 million yen, respectively.

Cost of sales

Cost of sales -

Costs classified as cost of sales relate to the producing and manufacturing of products and include items such as material cost, subcontractor cost, depreciation of fixed assets, amortization of intangible assets, personnel expenses, research and development costs, and amortization of film costs related to motion picture and television products.

Research, development costs

Research and development costs -

Research and development costs, included in cost of sales, include items such as salaries, personnel expenses and other direct and indirect expenses associated with research and product development. Research and development costs are expensed as incurred.

Selling, general and administrative

Selling, general and administrative -

Costs classified as selling expense relate to promoting and selling products and include items such as advertising, promotion, shipping, and warranty expenses. General and administrative expenses include operating items such as officers’ salaries, personnel expenses, depreciation of fixed assets, office rental for sales, marketing and administrative divisions, a provision for doubtful accounts and amortization of intangible assets.

Financial services expenses

Financial services expenses -

Financial services expenses include a provision for policy reserves and amortization of deferred insurance acquisition costs, and all other operating costs such as personnel expenses, depreciation of fixed assets, and office rental of subsidiaries in the Financial Services segment.

Advertising costs	Advertising costs - Advertising costs are expensed when the advertisement or commercial appears in the selected media.
Shipping and handling costs

Shipping and handling costs -

The majority of shipping and handling, warehousing and internal transfer costs for finished goods are included in selling, general and administrative expenses. An exception to this is in the Pictures segment where such costs are charged to cost of sales as they are an integral part of producing and distributing films under accounting guidance for accounting by producers or distributors of films. All other costs related to Sony’s distribution network are included in cost of sales, including inbound freight charges, purchasing and receiving costs, inspection costs and warehousing costs for raw materials and in-process inventory. Amounts paid by customers for shipping and handling costs are included in net sales.

Income taxes

Income taxes -

The provision for income taxes is computed based on the pretax income included in the consolidated statements of income, and the tax liability attributed to undistributed earnings of subsidiaries and affiliated companies accounted for by the equity method expected to be remitted in the foreseeable future. The asset and liability approach is used to recognize deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities.

Carrying amounts of deferred tax assets require a reduction by a valuation allowance if, based on the available evidence, it is more likely than not that such assets will not be realized. Accordingly, the need to establish valuation allowances for deferred tax assets is assessed periodically with appropriate consideration given to all positive and negative evidence related to the realization of the deferred tax assets. Management’s judgments related to this assessment consider, among other matters, the nature, frequency and severity of current and cumulative losses on an individual tax jurisdiction basis, forecasts of future profitability after consideration of uncertain tax positions, excess of appreciated asset value over the tax basis of net assets, the duration of statutory carryforward periods, the past utilization of net operating loss carryforwards prior to expiration, as well as prudent and feasible tax planning strategies which would be employed by Sony to prevent net operating loss and tax credit carryforwards from expiring unutilized.

Sony records assets and liabilities for unrecognized tax benefits resulting from uncertain tax positions taken or expected to be taken in a tax return. Sony continues to recognize interest and penalties, if any, with respect to income taxes, including unrecognized tax benefits, as interest expense and as income tax expense, respectively, in the consolidated statements of income. The amount of income taxes Sony pays is subject to ongoing audits by various taxing authorities, which may result in proposed assessments. In addition, several significant items related to intercompany transfer pricing are currently the subject of negotiations between taxing authorities in different jurisdictions as a result of pending advance pricing agreement applications and competent authority requests. Sony’s estimate for the potential outcome for any uncertain tax issues is judgmental and requires significant estimates. Sony assesses its income tax positions and records tax benefits for all years subject to examinations based upon the evaluation of the facts, circumstances and information available at that reporting date. For those tax positions for which it is more likely than not that a tax benefit will be sustained, Sony records the amount that has a greater than 50% likelihood of being realized upon settlement with a taxing authority that has full knowledge of all relevant information. If Sony does not believe that it is more likely than not that a tax benefit will be sustained, no tax benefit is recognized. However, Sony’s future results may include favorable or unfavorable adjustments to Sony’s estimated tax liabilities due to closure of income tax examinations, the outcome of negotiations between taxing authorities in different jurisdictions, new regulatory or judicial pronouncements or other relevant events. As a result, the amount of unrecognized tax benefits, and the effective tax rate, may fluctuate significantly.

Net income (loss) attributable to Sony Corporation's stockholders per share ("EPS")

Net income (loss) attributable to Sony Corporation’s stockholders per share (“EPS”) -

Basic EPS is computed based on the weighted-average number of shares of common stock outstanding during each period. The computation of diluted EPS reflects the maximum possible dilution from conversion, exercise, or contingent issuance of securities including the conversion of contingently convertible debt instruments regardless of whether the conditions to exercise the conversion rights have been met. All potentially dilutive securities are excluded from the calculation in a situation where there is a net loss attributable to Sony Corporation’s stockholders.

Recently adopted accounting pronouncements
(2)	Recently adopted accounting pronouncements:

Goodwill impairment testing for reporting units with zero or negative carrying amounts -

In December 2010, the Financial Accounting Standards Board (“FASB”) issued new accounting guidance that modifies the first step of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform the second step of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing authoritative guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This guidance was effective for Sony as of April 1, 2011. The adoption of this guidance did not have a material impact on Sony’s results of operations and financial position.

Disclosure of supplementary pro forma information for business combinations -

In December 2010, the FASB issued new accounting guidance addressing when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. The new guidance requires disclosure of revenue and income of the combined entity as though the business combination occurred as of the beginning of the comparable prior reporting period. The guidance also expands the supplemental pro forma disclosure to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The guidance was effective for Sony as of April 1, 2011. Since this guidance impacts disclosures only, its adoption did not have an impact on Sony’s results of operations and financial position.

Amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) -

In May 2011, the FASB issued new guidance to substantially converge fair value measurement and disclosure requirements under U.S. GAAP and IFRS, including a consistent definition of fair value. The amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. For many of the requirements, the FASB does not intend for the new guidance to result in a change in the application of the existing guidance for fair value measurements. However, some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements and other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The guidance was effective for Sony in the fourth quarter of the fiscal year ended March 31, 2012. The adoption of this guidance did not have a material impact on Sony’s results of operations and financial position.

Disclosures about an employer’s participation in a multiemployer plan -

In September 2011, the FASB issued new disclosure guidance regarding multiemployer pension and other postretirement benefit plans. This guidance requires additional quantitative and qualitative disclosures for all individually significant multiemployer pension plans on annual basis, and revises the disclosures for multiemployer plans that provide other postretirement benefits. This guidance does not change the current recognition and measurement guidance for an employer’s participation in a multiemployer plan. This guidance was effective for Sony beginning with the fiscal year ended March 31, 2012, and is applied retrospectively. Since this guidance impacts disclosures only, and Sony does not have any significant participation in multiemployer plans, its adoption did not have an impact on Sony’s results of operations and financial position.

Recent accounting pronouncements not yet adopted
(3)	Recent accounting pronouncements not yet adopted:

Accounting for costs associated with acquiring or renewing insurance contracts -

In October 2010, the FASB issued new accounting guidance for costs associated with acquiring or renewing insurance contracts. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third parties or employees as well as the portion of employee compensation and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for Sony as of April 1, 2012. Sony will apply this guidance prospectively from the date of adoption. The adoption of this guidance is not expected to have a material impact on Sony’s results of operations and financial position.

Testing goodwill for impairment -

In September 2011, the FASB issued a new standard to simplify how an entity tests goodwill for impairment. The new standard allows companies an option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining if it is necessary to perform the two-step quantitative goodwill impairment test. Under the new standard, a company is no longer required to calculate the fair value of a reporting unit unless the company determines, based on the qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The new standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. This standard is effective for Sony as of April 1, 2012. The adoption of this standard is not expected to have a material impact on Sony’s results of operations and financial position.

Presentation of comprehensive income -

In June 2011, the FASB issued new accounting guidance for presentation of comprehensive income. The amendments require reporting entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements. This change is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and will be applied retrospectively. Subsequently, in December 2011, the FASB issued update accounting guidance for deferral of the effective date for amendments to the presentation of reclassifications of items out of accumulated other comprehensive income. The remaining requirements of the guidance issued in June 2011 will become effective as originally issued. The guidance is effective for Sony as of April 1, 2012. Since this guidance impacts disclosures only, its adoption will not have an impact on Sony’s results of operations and financial position.

Disclosure about balance sheet offsetting -

In December 2011, the FASB issued new accounting guidance which requires entities to disclose information about offsetting and related arrangements to enable financial statement users to understand the effect of such arrangements on the statement of financial position as well as to improve comparability of balance sheets prepared under U.S. GAAP and IFRS. The new guidance is required to be applied retrospectively and is effective for Sony as of April 1, 2013. Since this guidance impacts disclosures only, its adoption will not have an impact on Sony’s results of operations and financial position.

Reclassifications
(4)	Reclassifications:

Certain reclassifications of the financial statements and accompanying footnotes for the fiscal years ended March 31, 2010 and 2011 have been made to conform to the presentation for the fiscal year ended March 31, 2012.

Out of period adjustments
(5)	Out of period adjustments:

The calculation of indirect taxes at a subsidiary -

In the first quarter of the fiscal year ended March 31, 2012, Sony recorded an out of period adjustment to correct an error in the calculation of indirect taxes at a subsidiary. The indirect tax calculation error began in 2005 and continued until it was identified by Sony in the first quarter of the fiscal year ended March 31, 2012. The adjustment, which primarily related to the HE&S segment, impacted net sales, selling, general and administrative expenses and interest expenses and, in the aggregate, increased loss before income taxes in consolidated statements of income by 4,413 million yen for the fiscal year ended March 31, 2012. Sony determined that the adjustment was not material to the consolidated financial statements for any prior annual or interim periods and for the year ended March 31, 2012.

Revision of the presentation in the consolidated financial statements for the fiscal years ended March 31, 2010 and 2011 -

The presentation of certain amounts for the fiscal years ended March 31, 2010 and 2011 have been revised to conform with the presentation as of March 31, 2012 to reflect the results of an analysis of deferred tax assets in relation to certain unrecognized tax benefits that was completed during the fiscal year ended March 31, 2012. For the fiscal year ended March 31, 2010, within income taxes in the consolidated statements of income, this revision increased current income taxes by 30,422 million yen with a corresponding decrease to deferred income taxes, with no impact on net income and net loss attributable to Sony Corporation’s stockholders. For the fiscal year ended March 31, 2010, within operating activities in the consolidated statements of cash flows, this revision decreased deferred income taxes by 30,422 million yen, increased accrued income and other taxes by 8,320 million yen and increased other by 22,102 million yen, with no impact on net cash provided by operating activities. This revision had no impact on Sony’s consolidated statements of changes in stockholders’ equity for the fiscal year ended March 31, 2010. As of March 31, 2011, in the consolidated balance sheets, this revision increased deferred income taxes in other assets by 61,115 million yen, decreased other noncurrent assets by 74,981 million yen, decreased total assets by 13,866 million yen, increased accrued income and other taxes by 8,320 million yen, decreased other noncurrent liabilities by 22,186 million yen and decreased total liabilities and equity by 13,866 million yen. This revision had no impact on Sony’s consolidated statements of income, consolidated statements of cash flows and consolidated statements of changes in stockholders’ equity for the fiscal year ended March 31, 2011.

Inventories (Tables)	12 Months Ended
Mar. 31, 2012
Inventories

Inventories are comprised of the following:

	Yen in millions
	March 31
	2011	2012
Finished products	529,666	498,430
Work in process	70,969	88,236
Raw materials, purchased components and supplies	103,408	120,386

	704,043	707,052

Film Costs (Tables)	12 Months Ended
Mar. 31, 2012
Film Costs

Film costs are comprised of the following:

	Yen in millions
	March 31
	2011	2012
Motion picture productions:
Released	102,415	98,910
Completed and not released	14,260	10,800
In production and development	107,811	102,295
Television productions:
Released	40,581	44,461
In production and development	1,688	2,853
Broadcasting rights	24,544	27,830
Less: current portion of broadcasting rights included in inventories	(15,910)	(17,101)

Film costs	275,389	270,048

Related Party Transactions (Tables)	12 Months Ended
Mar. 31, 2012
Equity Investees Information, Balance Sheets

The summarized combined financial information that is based on information provided by the equity investees including information for significant equity affiliates and the reconciliation of such information to the consolidated financial statements is shown below:

Balance Sheets

	Yen in millions
	March 31, 2011
	Sony Ericsson	S-LCD	Others	Total
Current assets	254,858	188,903	183,597	627,358
Noncurrent assets	92,925	233,988	137,720	464,633

Total assets	347,783	422,891	321,317	1,091,991

Current liabilities	282,857	71,572	166,056	520,485
Long-term liabilities and noncontrolling interests	8,089	29,696	61,036	98,821
Stockholders’ equity	56,837	321,623	94,225	472,685
Percentage of ownership in equity investees	50%	50%	20%-50%
Equity investment and undistributed earnings of affiliated companies, before consolidating and reconciling adjustments	28,419	160,812
Consolidation and reconciling adjustments:
Other	(79)	—

Investment in and advances to equity investees at cost plus equity in undistributed earnings since acquisition	28,340	160,812	32,841	221,993

	Yen in millions
	March 31, 2012
Current assets	167,786
Noncurrent assets	168,143

Total assets	335,929

Current liabilities	93,535
Long-term liabilities and noncontrolling interests	79,513
Stockholders’ equity	162,881
Percentage of ownership in equity investees	20%-50%
Investment in and advances to equity investees at cost plus equity in undistributed earnings since acquisition	36,800

Equity Investees Information, Statements of Income

Statements of Income

	Yen in millions
	Fiscal year ended March 31, 2010
	Sony Ericsson	S-LCD	Others	Total
Net revenues	837,149	796,575	323,576	1,957,300

Operating income (loss)	(81,385)	3,825	29,686	(47,874)
Other income (expense), net	(4,676)	(4,055)

Income (loss) before income taxes	(86,061)	(230)
Income tax (expense) benefit	20,470	53
Net income (loss) attributable to noncontrolling interests	(3,318)	—

Net income (loss) attributable to controlling interests	(68,909)	(177)	17,064	(52,022)
Percentage of ownership in equity investees	50%	50%	20%-50%
Equity in net income (loss) of affiliated companies, before consolidating and reconciling adjustments	(34,455)	(89)
Consolidation and reconciling adjustments:
Other	(59)	476

Equity in net income (loss) of affiliated companies	(34,514)	387	3,892	(30,235)

	Yen in millions
	Fiscal year ended March 31, 2011
	Sony Ericsson	S-LCD	Others	Total
Net revenues	673,464	807,955	268,604	1,750,023

Operating income (loss)	16,453	12,527	17,630	46,610
Other income (expense), net	(1,572)	(4,119)

Income (loss) before income taxes	14,881	8,408
Income tax (expense) benefit	(6,065)	3,094
Net income (loss) attributable to noncontrolling interests	(520)	—

Net income (loss) attributable to controlling interests	8,296	11,502	8,895	28,693
Percentage of ownership in equity investees	50%	50%	20%-50%
Equity in net income (loss) of affiliated companies, before consolidating and reconciling adjustments	4,148	5,751
Consolidation and reconciling adjustments:
Other	7	1,463

Equity in net income (loss) of affiliated companies	4,155	7,214	2,693	14,062

	Yen in millions
	Fiscal year ended March 31, 2012
	Sony Ericsson	S-LCD	Others	Total
Net revenues	475,898	146,002	123,610	745,510

Operating income (loss)	(44,239)	(4,644)	5,247	(43,636)
Other income (expense), net	4,504	(3,098)

Income (loss) before income taxes	(39,735)	(7,742)
Income tax (expense) benefit	(73,054)	(374)
Net income (loss) attributable to noncontrolling interests	(2,729)	—

Net income (loss) attributable to controlling interests	(115,518)	(8,116)	950	(122,684)
Percentage of ownership in equity investees	50%	50%	20%-50%
Equity in net income (loss) of affiliated companies, before consolidating and reconciling adjustments	(57,759)	(4,058)
Consolidation and reconciling adjustments:
Impairment loss including translation adjustments	—	(60,019)
Other	79	(1)

Equity in net income (loss) of affiliated companies	(57,680)	(64,078)	61	(121,697)

Account Balances and Transactions with Affiliated Companies Accounted for Under Equity Method

Account balances and transactions with affiliated companies accounted for under the equity method are presented below:

	Yen in millions
	March 31
	2011	2012
Accounts receivable, trade	18,631	4,125

Accounts payable, trade	45,434	508
Capital lease obligations	—	39,080

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Sales	132,937	96,164	79,677

Purchases	309,550	383,922	157,930
Lease payments	—	—	24,159

Marketable Securities and Securities Investments (Tables)	12 Months Ended
Mar. 31, 2012
Debt and Equity Securities of Aggregate Cost, Gross Unrealized Gains and Losses and Fair Value Pertaining to Available-for-Sale Securities and Held-to-Maturity Securities

Marketable securities and securities investments, mainly included in the Financial Services segment, are comprised of debt and equity securities of which the aggregate cost, gross unrealized gains and losses and fair value pertaining to available-for-sale securities and held-to-maturity securities are as follows:

	Yen in millions
	March 31, 2011				March 31, 2012
	Cost	Gross unrealized gains	Gross unrealized losses	Fair value	Cost	Gross unrealized gains	Gross unrealized losses	Fair value
Available-for-sale:
Debt securities:
Japanese national government bonds	1,124,704	24,032	(4,971)	1,143,765	1,036,946	55,384	(879)	1,091,451
Japanese local government bonds	22,845	184	(64)	22,965	33,513	163	(1)	33,675
Japanese corporate bonds	332,567	1,511	(440)	333,638	293,885	1,489	(224)	295,150
Foreign corporate bonds	332,316	4,872	(11,367)	325,821	377,609	4,705	(7,063)	375,251
Other	8,241	109	(118)	8,232	22,383	1,548	(6)	23,925

	1,820,673	30,708	(16,960)	1,834,421	1,764,336	63,289	(8,173)	1,819,452

Equity securities	80,983	63,822	(3,316)	141,489	60,694	53,016	(1,513)	112,197

Held-to-maturity Securities:
Japanese national government bonds	2,902,342	22,420	(48,149)	2,876,613	3,404,069	157,740	(4,499)	3,557,310
Japanese local government bonds	18,912	218	(2)	19,128	12,592	277	—	12,869
Japanese corporate bonds	32,349	158	(67)	32,440	31,379	1,501	—	32,880
Foreign corporate bonds	47,330	13	(3)	47,340	46,441	10	—	46,451

	3,000,933	22,809	(48,221)	2,975,521	3,494,481	159,528	(4,499)	3,649,510

Total	4,902,589	117,339	(68,497)	4,951,431	5,319,511	275,833	(14,185)	5,581,159

Cost and Fair Value of Debt Securities Classified as Available-for-Sale Securities and Held-to-Maturity Securities by Contractual Maturity

The following table presents the cost and fair value of debt securities classified as available-for-sale securities and held-to-maturity securities by contractual maturity:

	Yen in millions
	March 31, 2012
	Available-for-sale securities		Held-to-maturity securities
	Cost	Fair Value	Cost	Fair Value
Due in one year or less	230,037	223,870	23,552	23,625
Due after one year through five years	505,497	510,183	18,280	18,559
Due after five year through ten years	210,411	215,180	27,225	28,219
Due after ten years	818,391	870,219	3,425,424	3,579,107

Total	1,764,336	1,819,452	3,494,481	3,649,510

Gross Unrealized Losses and Fair Value of Securities with Unrealized Losses, Aggregated by Investment Category and Length of Time of Continuous Unrealized Loss Position

The following tables present the gross unrealized losses on, and fair value of, Sony’s investment securities with unrealized losses, aggregated by investment category and the length of time that individual investment securities have been in a continuous unrealized loss position, at March 31, 2011 and 2012.

	Yen in millions
	March 31, 2011
	Less than 12 months		12 months or More		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Available-for-sale:
Debt securities:
Japanese national government bonds	223,686	(3,230)	54,477	(1,741)	278,163	(4,971)
Japanese local government bonds	12,434	(64)	—	—	12,434	(64)
Japanese corporate bonds	130,318	(440)	—	—	130,318	(440)
Foreign corporate bonds	126,184	(7,183)	30,277	(4,184)	156,461	(11,367)
Other	3,182	(118)	—	—	3,182	(118)

	495,804	(11,035)	84,754	(5,925)	580,558	(16,960)

Equity securities	36,391	(3,223)	386	(93)	36,777	(3,316)

Held-to-maturity Securities:
Japanese national government bonds	1,812,196	(48,149)	—	—	1,812,196	(48,149)
Japanese local government bonds	531	(2)	—	—	531	(2)
Japanese corporate bonds	20,788	(67)	—	—	20,788	(67)
Foreign corporate bonds	194	(3)	—	—	194	(3)

	1,833,709	(48,221)	—	—	1,833,709	(48,221)

Total	2,365,904	(62,479)	85,140	(6,018)	2,451,044	(68,497)

	Yen in millions
	March 31, 2012
	Less than 12 months		12 months or More		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Available-for-sale:
Debt securities:
Japanese national government bonds	55,450	(877)	3,048	(2)	58,498	(879)
Japanese local government bonds	2,364	(1)	—	—	2,364	(1)
Japanese corporate bonds	1,034	(196)	25,243	(28)	26,277	(224)
Foreign corporate bonds	68,277	(6,065)	83,650	(998)	151,927	(7,063)
Other	335	(6)	—	—	335	(6)

	127,460	(7,145)	111,941	(1,028)	239,401	(8,173)

Equity securities	4,337	(318)	280	(1,195)	4,617	(1,513)

Held-to-maturity Securities:
Japanese national government bonds	—	—	333,702	(4,499)	333,702	(4,499)
Japanese local government bonds	70	(0)	—	—	70	(0)
Japanese corporate bonds	—	—	—	—	—	—
Foreign corporate bonds	—	—	—	—	—	—

	70	(0)	333,702	(4,499)	333,772	(4,499)

Total	131,867	(7,463)	445,923	(6,722)	577,790	(14,185)

Leased Assets (Tables)	12 Months Ended
Mar. 31, 2012
Leased Assets under Capital Leases

Leased assets under capital leases are comprised of the following:

	Yen in millions
	March 31
Class of property	2011	2012
Machinery, equipment and others	9,288	58,751
Film costs	19,208	9,465
Accumulated amortization	(4,634)	(20,514)

	23,862	47,702

Future Minimum Lease Payments under Capital Leases with Present Value of Net Minimum Lease Payments

The following is a schedule by year of the future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of March 31, 2012:

Fiscal year ending March 31	Yen in millions
2013	20,652
2014	20,098
2015	2,035
2016	1,469
2017	1,346
Later years	5,647

Total minimum lease payments	51,247
Less — Amount representing interest	1,493

Present value of net minimum lease payments	49,754
Less — Current obligations	20,494

Long-term capital lease obligations	29,260

Minimum Rental Payments Required under Operating Leases that have Initial or Remaining Noncancelable Lease Terms in Excess of One Year

The minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year at March 31, 2012 are as follows:

Fiscal year ending March 31	Yen in millions
2013	42,789
2014	33,110
2015	24,087
2016	17,368
2017	13,653
Later years	49,174

Total minimum future rentals	180,181

Goodwill and intangible assets (Tables)	12 Months Ended
Mar. 31, 2012
Acquired Intangible Assets and Weighted-Average Amortization Period

Intangible assets acquired during the fiscal year ended March 31, 2012 totaled 174,430 million yen, of which 174,275 million yen is subject to amortization and are comprised of the following:

	Intangible assets acquired during the year	Weighted-average amortization period
	Yen in millions	Years
Patent rights, know-how and license agreements*[1]	103,036	7
Customer relationships	19,793	14
Trademarks	14,177	7
Software to be sold, leased or otherwise marketed	23,621	3
Other	13,648	4

*1	Includes intellectual property cross-licensing and developed technology relating to the Sony Ericsson acquisition. Refer to Note 24.

Intangible Assets Subject to Amortization

Intangible assets subject to amortization are comprised of the following:

	Yen in millions
	March 31, 2011		March 31, 2012
	Gross carrying amount	Accumulated amortization	Gross carrying amount	Accumulated amortization
Patent rights, know-how and license agreements	122,444	(69,224)	226,142	(80,334)
Customer relationships	3,051	(1,105)	23,758	(1,409)
Trademarks	4,938	(1,401)	20,214	(2,154)
Software to be sold, leased or otherwise marketed	76,112	(40,447)	98,852	(58,865)
Music catalogs	160,325	(40,455)	157,699	(45,570)
Artist contracts	27,727	(17,903)	27,401	(19,419)
Television carriage agreements (broadcasting agreements)	35,874	(228)	36,216	(2,370)
Other	82,519	(40,136)	87,843	(54,338)

Total	512,990	(210,899)	678,125	(264,459)

Estimated Aggregate Amortization Expense for Intangible Assets

The estimated aggregate amortization expense for intangible assets for the next five years is as follows:

Fiscal year ending March 31	Yen in millions
2013	68,735
2014	58,885
2015	48,971
2016	41,218
2017	36,509

Total Carrying Amount of Intangible Assets having Indefinite Life

Total carrying amount of intangible assets having an indefinite life are comprised of the following:

	Yen in millions
	March 31
	2011	2012
Trademarks	66,967	66,729
Distribution agreements	18,834	18,807
Other	3,230	4,497

Total	89,031	90,033

Changes in Carrying Amount of Goodwill by Segment

The changes in the carrying amount of goodwill by segment for the fiscal years ended March 31, 2011 and 2012 are as follows:

	Yen in millions
	Imaging Products & Solutions	Game	Mobile Products & Communications*[1]	Home Entertainment & Sound	Devices	Pictures	Music	Financial Services	All Other	Total
Balance, March 31, 2010:
Goodwill — gross	4,883	123,881	—	5,320	62,441	102,481	110,192	3,020	40,938	453,156
Accumulated impairments	(300)	—	—	(5,320)	—	—	(306)	(706)	(7,655)	(14,287)

Goodwill	4,583	123,881	—	0	62,441	102,481	109,886	2,314	33,283	438,869

Increase (decrease) due to:
Acquisitions*[2]	1,085	—	—	—	—	46,504	203	—	55	47,847
Sales and dispositions	—	(257)	—	—	—	—	—	—	—	(257)
Impairments	—	—	—	—	—	—	—	—	—	—
Translation adjustments	76	(510)	—	—	(45)	(8,401)	(6,956)	—	(1,499)	(17,335)
Other*[3]	—	171	—	—	232	—	(445)	—	(77)	(119)

Balance, March 31, 2011:
Goodwill — gross	6,044	123,285	—	5,320	62,628	140,584	102,994	3,020	39,417	483,292
Accumulated impairments	(300)	—	—	(5,320)	—	—	(306)	(706)	(7,655)	(14,287)

Goodwill	5,744	123,285	—	0	62,628	140,584	102,688	2,314	31,762	469,005

Increase (decrease) due to:
Acquisitions	—	166	128,522	—	—	1,330	—	—	4,358	134,376
Sales and dispositions	—	—	—	—	(589)	—	—	—	—	(589)
Impairments*[4]	—	—	—	—	—	—	—	—	(932)	(932)
Translation adjustments	124	(240)	9,733	—	(107)	(3,073)	(1,891)	—	(585)	3,961
Other*[3]*[5]	(201)	—	—	—	(28,773)	(521)	(147)	—	579	(29,063)

Balance, March 31, 2012:
Goodwill — gross	5,967	123,211	138,255	5,320	33,159	138,320	100,956	3,020	43,769	591,977
Accumulated impairments	(300)	—	—	(5,320)	—	—	(306)	(706)	(8,587)	(15,219)

Goodwill	5,667	123,211	138,255	0	33,159	138,320	100,650	2,314	35,182	576,758

*1	The 128,522 million yen in the fiscal year ended March 31, 2012 relates to the Sony Ericsson acquisition. Refer to Note 24.

*2	Substantially all of the acquisition amounts in the Pictures segment relate to the Game Show Network, LLC (“GSN”) acquisition. Refer to Note 24.

*3	Other primarily consists of purchase price adjustments for prior years and amounts reclassified as held for sale.

*4	During the fiscal year ended March 31, 2012, Sony recorded impairment losses of 932 million yen in a reporting unit included in All Other. The impairment charge reflected the overall decline in the fair value of the reporting unit. The fair value of the reporting unit was estimated using the expected present value of future cash flows.

*5	During the fiscal year ended March 31, 2012, Sony entered into a memorandum of understanding with a third-party to sell the chemical products business, which is included in the Devices segment. Sony classified certain assets and liabilities related to the business as held for sale as of March 31, 2012, and anticipates completing the divestiture during the fiscal year ending March 31, 2013. No impairment loss was recognized as a result of the held for sale classification. The assets held for sale include 29,182 million yen of goodwill and it was reclassified to other assets in the consolidated balance sheets. Refer to Note 25.

Insurance-Related Accounts (Tables)	12 Months Ended
Mar. 31, 2012
Policyholders' Account in Life Insurance Business

Policyholders’ account in the life insurance business is comprised of the following:

	Yen in millions
	March 31
	2011	2012
Universal life insurance	896,539	1,010,277
Investment contracts	322,580	340,600
Other	82,133	98,767

Total	1,301,252	1,449,644

Short-Term Borrowings and Long-Term Debt (Tables)	12 Months Ended
Mar. 31, 2012
Short-Term Borrowings

Short-term borrowings are comprised of the following:

	Yen in millions
	March 31
	2011	2012
Unsecured loans:
with a weighted-average interest rate of 4.40%	43,737
with a weighted-average interest rate of 3.98%		89,878
Secured call money:
with a weighted-average interest rate of 0.11%	10,000
with a weighted-average interest rate of 0.11%		10,000

	53,737	99,878

Long-Term Debt

Long-term debt is comprised of the following:

	Yen in millions
	March 31
	2011	2012
Unsecured loans, representing obligations principally to banks:
Due 2011 to 2018, with interest rates ranging from 0.20% to 4.50% per annum	441,976
Due 2012 to 2024, with interest rates ranging from 0.23% to 4.50% per annum		564,275
Unsecured 1.52% bonds, due 2011, net of unamortized discount	50,000
Unsecured 1.16% bonds, due 2012, net of unamortized discount	39,996	39,999
Unsecured 1.52% bonds, due 2013, net of unamortized discount	34,999	35,000
Unsecured 1.57% bonds, due 2015, net of unamortized discount	29,991	29,993
Unsecured 1.75% bonds, due 2015, net of unamortized discount	24,996	24,997
Unsecured 1.17% bonds, due 2011	10,500
Unsecured 0.95% bonds, due 2012	60,000	60,000
Unsecured 1.40% bonds, due 2013	10,700	10,700
Unsecured 1.30% bonds, due 2014	110,000	110,000
Unsecured 0.55% bonds, due 2016		10,000
Unsecured 0.66% bonds, due 2017		45,000
Unsecured 2.00% bonds, due 2018	16,300	16,300
Unsecured 2.07% bonds, due 2019	50,000	50,000
Unsecured 1.41% bonds, due 2022		10,000
Capital lease obligations:
Due 2011 to 2021, with interest rates ranging from 0.03% to 9.09% per annum	24,673
Due 2012 to 2026, with interest rates ranging from 0.03% to 8.74% per annum		49,754
Guarantee deposits received	17,718	16,691

	921,849	1,072,709
Less — Portion due within one year	109,614	310,483

	812,235	762,226

Aggregate Amounts of Annual Maturities of Long-Term Debt

Aggregate amounts of annual maturities of long-term debt are as follows:

Fiscal year ending March 31	Yen in millions
2013	310,483
2014	135,487
2015	209,814
2016	77,391
2017	97,419
Later years	242,115

Total	1,072,709

Housing Loans and Deposits From Customers in the Banking Business (Tables)	12 Months Ended
Mar. 31, 2012
Aggregate Amounts of Annual Maturities of Time Deposits with Remaining Term of More Than One Year

At March 31, 2012, aggregate amounts of annual maturities of time deposits with a remaining term of more than one year are as follows:

Fiscal year ending March 31	Yen in millions
2014	32,531
2015	11,421
2016	9,064
2017	3,946
2018	2,104
Later years	33,721

Total	92,787

Fair Value Measurements (Tables)	12 Months Ended
Mar. 31, 2012
Fair Value of Assets and Liabilities Measured on Recurring Basis

The fair value of Sony’s assets and liabilities that are measured at fair value on a recurring basis at March 31, 2011 and 2012 are as follows:

	Yen in millions
	March 31, 2011
					Presentation in the consolidated balance sheets
	Level 1	Level 2	Level 3	Total	Marketable securities	Securities investments and other	Other current assets/ liabilities	Other noncurrent assets/ liabilities
Assets:
Trading securities	189,320	186,482	—	375,802	375,802	—	—	—
Available-for-sale securities
Debt securities
Japanese national government bonds	—	1,143,765	—	1,143,765	71,472	1,072,293	—	—
Japanese local government bonds	—	22,965	—	22,965	3,415	19,550	—	—
Japanese corporate bonds	—	329,057	4,581	333,638	96,745	236,893	—	—
Foreign corporate bonds	—	306,070	19,751	325,821	81,486	244,335	—	—
Other	—	7,933	299	8,232	—	8,232	—	—
Equity securities	141,408	81	—	141,489	—	141,489	—	—
Other investments*[1]	5,459	4,637	74,026	84,122	—	84,122	—	—
Derivative assets*[2]	—	15,110	—	15,110	—	—	15,101	9

Total assets	336,187	2,016,100	98,657	2,450,944	628,920	1,806,914	15,101	9

Liabilities:
Derivative liabilities*[2]	—	33,759	—	33,759	—	—	32,096	1,663

Total liabilities	—	33,759	—	33,759	—	—	32,096	1,663

	Yen in millions
	March 31, 2012
					Presentation in the consolidated balance sheets
	Level 1	Level 2	Level 3	Total	Marketable securities	Securities investments and other	Other current assets/ liabilities	Other noncurrent assets/ liabilities
Assets:
Trading securities	214,036	219,455	—	433,491	433,491	—	—	—
Available-for-sale securities
Debt securities
Japanese national government bonds	—	1,091,451	—	1,091,451	23,267	1,068,184	—	—
Japanese local government bonds	—	33,675	—	33,675	1,405	32,270	—	—
Japanese corporate bonds	—	293,637	1,513	295,150	123,434	171,716	—	—
Foreign corporate bonds	—	359,960	15,291	375,251	75,764	299,487	—	—
Other	—	23,616	309	23,925	—	23,925	—	—
Equity securities	111,517	680	—	112,197	—	112,197	—	—
Other investments*[1]	5,475	4,592	73,451	83,518	—	83,518	—	—
Derivative assets*[2]	—	18,518	—	18,518	—	—	18,513	5

Total assets	331,028	2,045,584	90,564	2,467,176	657,361	1,791,297	18,513	5

Liabilities:
Derivative liabilities*[2]	—	41,218	—	41,218	—	—	40,034	1,184

Total liabilities	—	41,218	—	41,218	—	—	40,034	1,184

*1	Other investments include certain hybrid financial instruments and certain private equity investments.

*2	Derivative assets and liabilities are recognized and disclosed on a gross basis.

Changes in Fair Value of Level Three Assets and Liabilities

The changes in fair value of level 3 assets and liabilities for the fiscal years ended March 31, 2011 and 2012 are as follows:

	Yen in millions
	Fiscal year ended March 31, 2011
	Assets
	Available-for-sale securities
	Debt securities
	Japanese corporate bonds	Foreign corporate bonds	Other	Other investments
Beginning balance	1,097	17,433	—	73,608
Total realized and unrealized gains (losses):
Included in earnings*[1]	(13)	(224)	—	(3,332)
Included in other comprehensive income (loss)*[2]	(18)	(841)	(1)	2,638
Purchases, issuances, sales and settlements	3,515	7,951	300	1,112
Transfers in and/or out of level 3	—	(4,568)	—	—

Ending balance	4,581	19,751	299	74,026

Changes in unrealized gains (losses) relating to instruments still held at reporting date:
Included in earnings*[1]	(2)	10	—	(3,779)

	Yen in millions
	Fiscal year ended March 31, 2012
	Assets
	Available-for-sale securities
	Debt securities
	Japanese corporate bonds	Foreign corporate bonds	Other	Other investments
Beginning balance	4,581	19,751	299	74,026
Total realized and unrealized gains (losses):
Included in earnings*[1]	—	27	—	(1,214)
Included in other comprehensive income (loss)*[2]	(2)	271	10	505
Purchases	—	6,994	—	3,144
Settlements	(500)	(5,961)	—	(2,784)
Transfers into level 3*[3]	2,116	956	—	—
Transfers out of level 3*[4]	(4,682)	(6,747)	—	—
Other	—	—	—	(226)

Ending balance	1,513	15,291	309	73,451

Changes in unrealized gains (losses) relating to instruments still held at reporting date:
Included in earnings*[1]	—	(2)	—	(1,215)

*1	Earning effects are included in financial services revenue in the consolidated statements of income.

*2	Unrealized gains (losses) are included in unrealized gains (losses) on securities in the consolidated statements of changes in stockholders’ equity.

*3	Certain corporate bonds were transferred into level 3 because differences between fair value determined by indicative quotes from dealers and internally developed prices became significant and the observability of inputs decreased.

*4	Certain corporate bonds were transferred out of level 3 because quoted prices became available.

Estimated Fair Values of Financial Instruments

The estimated fair values by fair value hierarchy level of certain financial instruments that are not reported at fair value are summarized as follows:

	Yen in millions
	March 31, 2011
	Estimated fair value				Carrying amount
	Level 1	Level 2	Level 3	Total	Total
Assets:
Housing loans in the banking business	—	714,985	—	714,985	656,047

Total assets	—	714,985	—	714,985	656,047

Liabilities:
Long-term debt including the current portion	—	928,820	—	928,820	921,849
Investment contracts included in policyholders’ account in the life insurance business	—	320,036	—	320,036	322,649

Total liabilities	—	1,248,856	—	1,248,856	1,244,498

	Yen in millions
	March 31, 2012
	Estimated fair value				Carrying amount
	Level 1	Level 2	Level 3	Total	Total
Assets:
Housing loans in the banking business	—	823,668	—	823,668	749,636

Total assets	—	823,668	—	823,668	749,636

Liabilities:
Long-term debt including the current portion	—	1,069,914	—	1,069,914	1,072,709
Investment contracts included in policyholders’ account in the life insurance business	—	338,589	—	338,589	340,600

Total liabilities	—	1,408,503	—	1,408,503	1,413,309

Derivative instruments and hedging activities (Tables)	12 Months Ended
Mar. 31, 2012
Estimated Fair Values of Outstanding Derivative Instruments

The estimated fair values of Sony’s outstanding derivative instruments are summarized as follows:

Derivatives designated as hedging instruments	Yen in millions
	Balance sheet location	Fair value		Balance sheet location	Fair value
		March 31			March 31
	Asset derivatives	2011	2012	Liability derivatives	2011	2012
Interest rate contracts	Prepaid expenses and other current assets	416	151	Current liabilities other	9,026	14,017
Interest rate contracts		—	—	Liabilities other	1,663	1,184
Foreign exchange contracts	Prepaid expenses and other current assets	—	7,558	Current liabilities other	67	15

		416	7,709		10,756	15,216

Derivatives not designated as hedging instruments	Yen in millions
	Balance sheet location	Fair value		Balance sheet location	Fair value
		March 31			March 31
	Asset derivatives	2011	2012	Liability derivatives	2011	2012
Interest rate contracts	Prepaid expenses and other current assets	314	5	Current liabilities other	3,630	4,390
Interest rate contracts		—	—	Liabilities other	—	—
Foreign exchange contracts	Prepaid expenses and other current assets	14,353	10,798	Current liabilities other	19,361	21,612
Foreign exchange contracts	Assets other	9	5		—	—
Credit contracts	Prepaid expenses and other current assets	18	1	Current liabilities other	12	—

		14,694	10,809		23,003	26,002

Total derivatives		15,110	18,518		33,759	41,218

Effects of Derivative Instruments on Consolidated Statements of Income

Presented below are the effects of derivative instruments on the consolidated statements of income for the fiscal years ended March 31, 2010, 2011 and 2012 (yen in millions).

Derivatives under fair value hedging relationships	Location of gain or (loss) recognized in income on derivative	Amount of gain or (loss) recognized in income on derivative
		Fiscal year ended March 31
		2010	2011	2012
Interest rate contracts	Financial services revenue	(3,475)	588	(2,998)
Foreign exchange contracts	Foreign exchange gain or (loss), net	97	(18)	(49)

Total		(3,378)	570	(3,047)

Derivatives under cash flow hedging relationships	Yen in millions
	Fiscal year ended March 31, 2011
	Amount of gain or (loss) recognized in OCI on derivative	Gain or (loss) reclassified from accumulated OCI into income (effective portion)		Gain or (loss) recognized in income on derivative (ineffective portion)
	Amount	Location	Amount	Location	Amount
Interest rate contracts	(108)	Interest expense	329	Interest expense	—

Total	(108)	Total	329	Total	—

Derivatives under cash flow hedging relationships	Yen in millions
	Fiscal year ended March 31, 2012
	Amount of gain or (loss) recognized in OCI on derivative	Gain or (loss) reclassified from accumulated OCI into income (effective portion)		Gain or (loss) recognized in income on derivative (ineffective portion)
	Amount	Location	Amount	Location	Amount
Interest rate contracts	171	Interest expense	308	Interest expense	—

Total	171	Total	308	Total	—

At March 31, 2012, amounts related to derivatives qualifying as cash flow hedges amounted to a net reduction of equity of 1,050 million yen.

Derivatives not designated as hedging instruments	Location of gain or (loss) recognized in income on derivative	Amount of gain or (loss) recognized in income on derivative (Yen in millions)
		Fiscal year ended March 31
		2010	2011	2012
Interest rate contracts	Financial services revenue	(884)	(3,332)	(3,303)
Interest rate contracts	Financial services expenses	32	32	—
Foreign exchange contracts	Financial services revenue	1,468	(1,294)	(79)
Foreign exchange contracts	Foreign exchange gain or (loss), net	(8,779)	8,311	4,324
Equity contracts	Financial services revenue	83	—	—
Bond contracts	Financial services revenue	68	44	—
Credit contracts	Financial services revenue	(518)	(101)	(25)

Total		(8,530)	3,660	917

Summary of Derivatives Additional Information Including Notional Amounts

The following table summarizes additional information, including notional amounts, for each type of derivative:

	Yen in millions
	March 31, 2011		March 31, 2012
	Notional amount	Fair value	Notional amount	Fair value
Foreign exchange contracts:
Foreign exchange forward contracts	1,364,147	(8,825)	1,227,889	(7,305)
Currency option contracts purchased	5,822	19	9,878	91
Currency option contracts written	423	(9)	152	(1)
Currency swap agreements	117,028	2,015	519,041	2,206
Other currency contracts	46,201	1,734	48,347	1,743
Interest rate contracts:
Interest rate swap agreements	448,353	(13,589)	451,416	(19,435)
Credit contracts:
Credit default swap agreements	4,841	6	1,367	1

Pension and Severance Plans (Tables)	12 Months Ended
Mar. 31, 2012
Components of Net Periodic Benefit Costs

The components of net periodic benefit costs for the fiscal years ended March 31, 2010, 2011 and 2012 were as follows:

Japanese plans:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Service cost	30,980	29,589	29,774
Interest cost	15,402	16,067	15,196
Expected return on plan assets	(16,969)	(17,987)	(15,401)
Recognized actuarial loss	16,000	11,802	12,219
Amortization of prior service costs	(10,391)	(10,391)	(10,380)

Net periodic benefit costs	35,022	29,080	31,408

Foreign plans:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Service cost	3,645	4,160	3,348
Interest cost	12,083	11,165	10,082
Expected return on plan assets	(8,652)	(9,135)	(9,049)
Amortization of net transition asset	67	20	139
Recognized actuarial loss	857	2,911	2,771
Amortization of prior service costs	30	(32)	(448)
Losses (gains) on curtailments and settlements	1,766	(31)	1,111

Net periodic benefit costs	9,796	9,058	7,954

Changes in Benefit Obligation and Plan Assets as well as Funded Status and Composition of Amounts Recognized in Consolidated Balance Sheets

The changes in the benefit obligation and plan assets as well as the funded status and composition of amounts recognized in the consolidated balance sheets were as follows:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2011	2012	2011	2012
Change in benefit obligation:
Benefit obligation at beginning of the fiscal year	709,554	735,853	231,341	206,497
Service cost	29,589	29,774	4,160	3,348
Interest cost	16,067	15,196	11,165	10,082
Plan participants’ contributions	—	—	764	684
Amendments	—	(1,119)	(6,677)	440
Actuarial (gain) loss	6,424	25,098	(6,869)	12,376
Foreign currency exchange rate changes	—	—	(16,994)	(3,273)
Curtailments and settlements	(404)	(301)	(166)	(577)
Effect of changes in consolidated subsidiaries	—	8,852	—	3,104
Benefits paid	(25,377)	(24,294)	(10,227)	(11,040)

Benefit obligation at end of the fiscal year	735,853	789,059	206,497	221,641

Change in plan assets:
Fair value of plan assets at beginning of the fiscal year	515,701	536,648	134,226	140,387
Actual return on plan assets	4,327	18,447	10,930	11,421
Foreign currency exchange rate changes	—	—	(9,121)	(1,872)
Employer contribution	34,892	15,745	13,029	9,033
Plan participants’ contributions	—	—	764	684
Curtailments and settlements	—	—	(217)	(1,386)
Effect of changes in consolidated subsidiaries	—	4,592	—	2,331
Benefits paid	(18,272)	(19,185)	(9,224)	(9,459)

Fair value of plan assets at end of the fiscal year	536,648	556,247	140,387	151,139

Funded status at end of the fiscal year	(199,205)	(232,812)	(66,110)	(70,502)

Amounts Recognized in Consolidated Balance Sheets

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2011	2012	2011	2012
Change in benefit obligation:
Benefit obligation at beginning of the fiscal year	709,554	735,853	231,341	206,497
Service cost	29,589	29,774	4,160	3,348
Interest cost	16,067	15,196	11,165	10,082
Plan participants’ contributions	—	—	764	684
Amendments	—	(1,119)	(6,677)	440
Actuarial (gain) loss	6,424	25,098	(6,869)	12,376
Foreign currency exchange rate changes	—	—	(16,994)	(3,273)
Curtailments and settlements	(404)	(301)	(166)	(577)
Effect of changes in consolidated subsidiaries	—	8,852	—	3,104
Benefits paid	(25,377)	(24,294)	(10,227)	(11,040)

Benefit obligation at end of the fiscal year	735,853	789,059	206,497	221,641

Change in plan assets:
Fair value of plan assets at beginning of the fiscal year	515,701	536,648	134,226	140,387
Actual return on plan assets	4,327	18,447	10,930	11,421
Foreign currency exchange rate changes	—	—	(9,121)	(1,872)
Employer contribution	34,892	15,745	13,029	9,033
Plan participants’ contributions	—	—	764	684
Curtailments and settlements	—	—	(217)	(1,386)
Effect of changes in consolidated subsidiaries	—	4,592	—	2,331
Benefits paid	(18,272)	(19,185)	(9,224)	(9,459)

Fair value of plan assets at end of the fiscal year	536,648	556,247	140,387	151,139

Funded status at end of the fiscal year	(199,205)	(232,812)	(66,110)	(70,502)

Amounts recognized in the consolidated balance sheets consist of:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2011	2012	2011	2012
Noncurrent assets	1,454	1,769	3,894	4,399
Current liabilities	—	—	(2,716)	(2,943)
Noncurrent liabilities	(200,659)	(234,581)	(67,288)	(71,958)

Ending balance	(199,205)	(232,812)	(66,110)	(70,502)

Amounts Recognized in Accumulated Other Comprehensive Income, Excluding Tax Effects

Amounts recognized in accumulated other comprehensive income, excluding tax effects, consist of:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2011	2012	2011	2012
Prior service cost (credit)	(86,470)	(75,840)	(3,930)	(2,933)
Net actuarial loss	278,895	292,382	33,919	38,196
Obligation existing at transition	—	—	204	52

Ending balance	192,425	216,542	30,193	35,315

Accumulated Benefit Obligations for All Defined Benefit Pension Plans

The accumulated benefit obligations for all defined benefit pension plans were as follows:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2011	2012	2011	2012
Accumulated benefit obligations	731,666	786,679	183,954	189,360

Projected Benefit Obligations, Accumulated Benefit Obligations and Fair Value of Plan Assets for Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets

The projected benefit obligations, the accumulated benefit obligations and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were as follows:

	Japanese plans		Foreign plans
	Yen in millions		Yen in millions
	March 31		March 31
	2011	2012	2011	2012
Projected benefit obligations	729,691	781,983	176,755	170,314
Accumulated benefit obligations	725,504	779,604	167,609	163,002
Fair value of plan assets	530,300	549,017	121,338	111,667

Fair Values of Assets Held by Japanese and Foreign Plans

The fair values of the assets held by Japanese and foreign plans, which are classified in accordance with the fair value hierarchy described in Note 2, are as follows:

	Japanese plans
	Yen in millions
	Fair value at March 31, 2011	Fair value measurements using inputs considered as
Asset class		Level 1	Level 2	Level 3
Cash and cash equivalents	25,151	25,151	—	—
Equity:
Equity securities(a)	127,695	125,692	2,003	—
Fixed income:
Government bonds(b)	226,183	—	226,183	—
Corporate bonds(c)	23,375	—	23,375	—
Asset-backed securities(d)	3,451	—	3,451	—
Commingled funds(e)	63,693	—	63,693	—
Commodity funds(f)	1,991	—	1,991	—
Private equity(g)	19,888	—	—	19,888
Hedge funds(h)	43,688	—	—	43,688
Real estate	1,533	—	—	1,533

Total	536,648	150,843	320,696	65,109

	Japanese plans
	Yen in millions
	Fair value at March 31, 2012	Fair value measurements using inputs considered as
Asset class		Level 1	Level 2	Level 3
Cash and cash equivalents	14,586	14,586	—	—
Equity:
Equity securities(a)	130,283	127,918	2,365	—
Fixed income:
Government bonds(b)	255,010	—	255,010	—
Corporate bonds(c)	23,853	—	23,853	—
Asset-backed securities(d)	4,722	—	4,722	—
Commingled funds(e)	58,862	—	58,862	—
Commodity funds(f)	1,850	—	1,850	—
Private equity(g)	23,388	—	—	23,388
Hedge funds(h)	42,258	—	—	42,258
Real estate	1,435	—	—	1,435

Total	556,247	142,504	346,662	67,081

(a)	Includes approximately 64 percent and 65 percent of Japanese equity securities, and 36 percent and 35 percent of foreign equity securities for the fiscal years ended March 31, 2011 and 2012, respectively.

(b)	Includes approximately 65 percent and 64 percent of debt securities issued by Japanese national and local governments, and 35 percent and 36 percent of debt securities issued by foreign national and local governments for the fiscal years ended March 31, 2011 and 2012, respectively.

(c)	Includes debt securities issued by Japanese and foreign corporation and government related agencies.

(d)	Includes primarily mortgage-backed securities.

(e)	Commingled funds represent pooled institutional investments, including primarily investment trusts. They include approximately 39 percent and 42 percent of investments in equity, 58 percent and 56 percent of investments in fixed income, and 3 percent and 2 percent of investments in other for the fiscal years ended March 31, 2011 and 2012, respectively.

(f)	Represents commodity futures funds.

(g)	Includes multiple private equity funds of funds that primarily invest in venture, buyout, and distressed markets in the U.S. and Europe.

(h)	Includes primarily funds that invest in a portfolio of a broad range of hedge funds to diversify the risks and reduce the volatilities associated with a single hedge fund.

	Foreign plans
	Yen in millions
	Fair value at March 31, 2011	Fair value measurements using inputs considered as
Asset class		Level 1	Level 2	Level 3
Cash and cash equivalents	860	860	—	—
Equity:
Equity securities(a)	38,512	33,273	5,239	—
Fixed income:
Government bonds(b)	21,405	—	21,405	—
Corporate bonds(c)	14,994	—	10,148	4,846
Asset-backed securities	2,053	—	2,053	—
Insurance contracts(d)	6,718	—	6,718	—
Commingled funds(e)	50,517	—	49,987	530
Real estate and other(f)	5,328	45	1,510	3,773

Total	140,387	34,178	97,060	9,149

	Foreign plans
	Yen in millions
	Fair value at March 31, 2012	Fair value measurements using inputs considered as
Asset class		Level 1	Level 2	Level 3
Cash and cash equivalents	859	859	—	—
Equity:
Equity securities(a)	36,497	30,514	5,983	—
Fixed income:
Government bonds(b)	43,504	—	43,504	—
Corporate bonds(c)	9,192	—	5,231	3,961
Asset-backed securities	648	—	648	—
Insurance contracts(d)	9,283	—	9,283	—
Commingled funds(e)	43,902	—	43,902	—
Real estate and other(f)	7,254	20	2,151	5,083

Total	151,139	31,393	110,702	9,044

(a)	Includes primarily foreign equity securities.

(b)	Includes primarily foreign government debt securities.

(c)	Includes primarily foreign corporate debt securities.

(d)	Represents annuity contracts with or without profit sharing.

(e)	Commingled funds represent pooled institutional investments including mutual funds, common trust funds, and collective investment funds. They are primarily comprised of foreign equities and fixed income investments.

(f)	Includes primarily private real estate investment trusts.

Summary of Changes in Fair Values of Japanese and Foreign Plans' Level Three Assets

The following table sets forth a summary of changes in the fair values of Japanese and foreign plans’ level 3 assets for the fiscal years ended March 31, 2011 and 2012:

	Japanese plans
	Yen in millions
	Fair value measurement using significant unobservable inputs (Level 3)
	Private equity	Hedge funds	Real estate	Total
Beginning balance at April 1, 2010	21,337	51,498	1,655	74,490
Return on assets held at end of year	(1,449)	2,467	(122)	896
Return on assets sold during the year	—	(436)	—	(436)
Purchases, sales, and settlements, net	—	(9,841)	—	(9,841)
Transfers, net	—	—	—	—

Ending balance at March 31, 2011	19,888	43,688	1,533	65,109

Return on assets held at end of year	450	470	(98)	822
Return on assets sold during the year	—	—	—	—
Purchases, sales, and settlements, net	3,050	(1,900)	—	1,150
Transfers, net	—	—	—	—

Ending balance at March 31, 2012	23,388	42,258	1,435	67,081

	Foreign plans
	Yen in millions
	Fair value measurement using significant unobservable inputs (Level 3)
	Corporate bonds	Asset-backed securities	Commingled funds	Real estate and other	Total
Beginning balance at April 1, 2010	4,571	75	528	3,777	8,951
Return on assets held at end of year	503	—	9	490	1,002
Return on assets sold during the year	—	5	—	—	5
Purchases, sales, and settlements, net	260	(72)	—	(159)	29
Transfers, net	—	—	—	—	—
Other*	(488)	(8)	(7)	(335)	(838)

Ending balance at March 31, 2011	4,846	—	530	3,773	9,149

Return on assets held at end of year	447	—	—	558	1,005
Return on assets sold during the year	—	—	—	—	—
Purchases, sales, and settlements, net	(1,209)	—	(530)	156	(1,583)
Transfers, net	—	—	—	—	—
Other*	(123)	—	—	596	473

Ending balance at March 31, 2012	3,961	—	—	5,083	9,044

*	Primarily consists of translation adjustments.

Expected Future Benefit Payments

The expected future benefit payments are as follows:

	Japanese plans	Foreign plans
Fiscal year ending March 31	Yen in millions	Yen in millions
2013	26,197	9,418
2014	28,084	9,485
2015	30,972	10,461
2016	33,553	10,163
2017	34,518	10,827
2018 — 2022	209,895	58,880

Benefit Obligation
Weighted-Average Assumptions

Weighted-average assumptions used to determine the net periodic benefit costs for the fiscal years ended March 31, 2010, 2011 and 2012 were as follows:

	Japanese plans			Foreign plans
	Fiscal year ended March 31			Fiscal year ended March 31
	2010	2011	2012	2010	2011	2012
Discount rate	2.2%	2.3%	2.1%	6.5%	5.5%	5.2%
Expected return on plan assets	3.6	2.9	3.0	6.5	5.9	6.5
Rate of compensation increase	2.7	*	*	3.2	4.0	3.5

*	As of March 31, 2011 and 2012, substantially all of Sony’s Japanese pension plans were point-based. Point-based plans do not incorporate a measure of compensation rate increases.

Net Periodic Benefit Cost
Weighted-Average Assumptions

Weighted-average assumptions used to determine benefit obligations as of March 31, 2011 and 2012 were as follows:

	Japanese plans		Foreign plans
	March 31		March 31
	2011	2012	2011	2012
Discount rate	2.1%	1.9%	5.2%	4.7%
Rate of compensation increase	*	*	3.5	3.5

*	Substantially all of Sony’s Japanese pension plans were point-based. Point-based plans do not incorporate a measure of compensation rate increases.

Stockholders' Equity (Tables)	12 Months Ended
Mar. 31, 2012
Changes in Number of Shares of Common Stock Issued and Outstanding

Changes in the number of shares of common stock issued and outstanding during the fiscal years ended March 31, 2010, 2011 and 2012 have resulted from the following:

Number of shares
Balance at March 31, 2009	1,004,535,364
Exercise of stock acquisition rights	36,100

Balance at March 31, 2010	1,004,571,464
Exercise of stock acquisition rights	65,200

Balance at March 31, 2011	1,004,636,664
Exercise of stock acquisition rights	1,500

Balance at March 31, 2012	1,004,638,164

Other Comprehensive Income

Other comprehensive income for the fiscal years ended March 31, 2010, 2011 and 2012 were comprised of the following:

	Yen in millions
	Pre-tax amount	Tax benefit/(expense)	Net-of-tax amount
For the fiscal year ended March 31, 2010:
Unrealized gains (losses) on securities, net —
Unrealized holding gains arising during the period*	74,501	(22,469)	33,502
Less : Reclassification adjustment included in net income	(1,896)	661	(1,235)
Unrealized gains (losses) on derivative instruments, net —
Unrealized holding gains arising during the period	2,040	(415)	1,625
Less : Reclassification adjustment included in net income	(566)	489	(77)
Pension liability adjustment*	45,767	(22,074)	23,720
Foreign currency translation adjustments —
Translation adjustments arising during the period	4,583	(22)	4,561
Less : Reclassification adjustment included in net income	2,289	—	2,289

Other comprehensive income	126,718	(43,830)	64,385

	Yen in millions
	Pre-tax amount	Tax benefit/(expense)	Net-of-tax amount
For the fiscal year ended March 31, 2011:
Unrealized gains (losses) on securities, net —
Unrealized holding losses arising during the period*	(42,311)	12,996	(25,445)
Less : Reclassification adjustment included in net income	21,548	(8,104)	13,444
Unrealized gains (losses) on derivative instruments, net —
Unrealized holding losses arising during the period	(662)	52	(610)
Less : Reclassification adjustment included in net income	(785)	(158)	(943)
Pension liability adjustment*	3,164	(6,463)	(3,176)
Foreign currency translation adjustments —
Translation adjustments arising during the period	(118,840)	1,256	(117,584)
Less : Reclassification adjustment included in net income	(832)	—	(832)

Other comprehensive income (loss)	(138,718)	(421)	(135,146)

	Yen in millions
	Pre-tax amount	Tax benefit/(expense)	Net-of-tax amount
For the fiscal year ended March 31, 2012:
Unrealized gains (losses) on securities, net —
Unrealized holding gains arising during the period*	28,712	(10,162)	12,369
Less : Reclassification adjustment included in net income	3,417	(1,240)	2,177
Unrealized gains (losses) on derivative instruments, net —
Unrealized holding losses arising during the period	(177)	(70)	(247)
Less : Reclassification adjustment included in net income	911	(125)	786
Pension liability adjustment*	(29,239)	(3,934)	(34,668)
Foreign currency translation adjustments —
Translation adjustments arising during the period*	(32,640)	74	(32,961)
Less : Reclassification adjustment included in net income	14,655	—	14,655

Other comprehensive income (loss)	(14,361)	(15,457)	(37,889)

*	Amounts allocable to the noncontrolling interests in the equity of a subsidiary and other are deducted from the net-of-tax amount for unrealized holding gains on securities, pension liability adjustment and foreign currency translation adjustments arising during the period.

Stock-Based Compensation Plans (Tables)	12 Months Ended
Mar. 31, 2012
Weighted-Average Assumptions used to Determine Fair Value of Stock Acquisition Rights Granted

was 813 yen, 1,036 yen and 345 yen, respectively. The fair value of stock acquisition rights granted on the date of grant and used to recognize compensation expense for the fiscal years ended March 31, 2010, 2011 and 2012 was estimated using the Black-Scholes option-pricing model with the following weighted-average assumptions:

	Fiscal year ended March 31
	2010		2011		2012
Weighted-average assumptions
Risk-free interest rate	2.08%		1.60%		1.08%
Expected lives	6.49	years	6.64	years	6.77	years
Expected volatility*	33.70%		35.74%		36.88%
Expected dividends	0.99%		0.83%		1.85%

*	Expected volatility was based on the historical volatilities of Sony Corporation’s common stock over the expected life of the stock acquisition rights.

Stock Acquisition Rights Plan
Summary of Activities Regarding Equity-Based Compensation Plan

A summary of the activities regarding the stock acquisition rights plan during the fiscal year ended March 31, 2012 is as follows:

	Fiscal year ended March 31, 2012
	Number of shares	Weighted- average exercise price	Weighted- average remaining life	Total intrinsic value
		Yen	Years	Yen in millions
Outstanding at beginning of the fiscal year	17,011,400	3,458
Granted	2,537,500	1,520
Exercised	1,500	2,347
Forfeited or expired	667,100	3,326

Outstanding at end of the fiscal year	18,880,300	3,188	5.78	336

Exercisable at end of the fiscal year	13,952,100	3,548	4.64	—

Convertible Bonds Plan
Summary of Activities Regarding Equity-Based Compensation Plan

A summary of the activities regarding the convertible bond plan during the fiscal year ended March 31, 2012 is as follows:

	Fiscal year ended March 31, 2012
	Number of shares	Weighted-average exercise price
		Yen
Outstanding at beginning of the fiscal year	548,500	6,931
Expired	(548,500)	6,931

Outstanding at end of the fiscal year	—

Restructuring Charges and Asset Impairments (Tables)	12 Months Ended
Mar. 31, 2012
Changes in Accrued Restructuring Charges

changes in the accrued restructuring charges for the fiscal years ended March 31, 2010, 2011 and 2012 are as follows:

	Yen in millions
	Employee termination benefits	Non-cash write-downs and disposals, net*	Other associated costs	Total
Balance at March 31, 2009	53,813	—	11,461	65,274
Restructuring costs	65,133	31,928	19,411	116,472
Non-cash charges	—	(31,928)	—	(31,928)
Cash payments	(88,803)	—	(21,754)	(110,557)
Adjustments	(2,925)	—	(156)	(3,081)

Balance at March 31, 2010	27,218	—	8,962	36,180
Restructuring costs	38,264	8,294	15,760	62,318
Non-cash charges	—	(8,294)	—	(8,294)
Cash payments	(47,521)	—	(19,086)	(66,607)
Adjustments	(2,376)	—	(662)	(3,038)

Balance at March 31, 2011	15,585	—	4,974	20,559
Sony Ericsson acquisition	8,789	—	2,190	10,979
Restructuring costs	25,453	20,428	6,764	52,645
Non-cash charges	—	(20,428)	—	(20,428)
Cash payments	(24,928)	—	(4,862)	(29,790)
Adjustments	98	—	(1,130)	(1,032)

Balance at March 31, 2012	24,997	—	7,936	32,933

*	Significant asset impairments excluded from restructuring charges are described below.

Total Amount of Costs Incurred in Connection with Restructuring Programs by Segment

The total amount of costs incurred in connection with these restructuring programs by segment for the fiscal years ended March 31, 2010, 2011 and 2012 are as follows:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Imaging Products & Solutions	17,452	11,527	1,278
Game	219	4,097	519
Mobile Products & Communications*	3,106	2,451	1,859
Home Entertainment & Sound	15,709	18,989	5,007
Devices	30,332	7,839	26,373
Pictures	5,605	2,722	1,273
Music	5,225	2,662	5,710
Financial Services	5,078	5,010	1,822
All Other and Corporate	33,746	7,021	8,804

Total net charges	116,472	62,318	52,645

*	Sony acquired Ericsson’s shares in Sony Ericsson and it became a wholly-owned subsidiary of Sony. Subsequent to the acquisition, Sony Ericsson was renamed Sony Mobile which is included in the MP&C segment. Refer to Note 24.

Supplemental consolidated statements of income information (Tables)	12 Months Ended
Mar. 31, 2012
Components of Other Operating (Income) Expense, Net

Other operating (income) expense, net is comprised of the following:

	Yen in millions
	March 31
	2010	2011	2012
GSN remeasurement gain*[1]	—	(26,991)	—
Sony Ericsson remeasurement gain*[1]	—	—	(102,331)
(Gain) loss on sale of interests in subsidiaries and affiliates, net*[1,2]	(30,529)	(4,465)	(2,882)
(Gain) loss on sale, disposal or impairment of assets, net*[2,3]	73,517	18,006	45,619

	42,988	(13,450)	(59,594)

*1	Refer to Note 24.

*2	Refer to Note 25.

*3	Refer to Notes 13, 18 and 19.

Income Taxes (Tables)	12 Months Ended
Mar. 31, 2012
Components of Domestic and Foreign Income (Loss) and Provision for Current and Deferred Income Taxes

Domestic and foreign components of income (loss) before income taxes and the provision for current and deferred income taxes attributable to such income are summarized as follows:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Income (loss) before income taxes:
Sony Corporation and all subsidiaries in Japan	45,290	143,917	(106,496)
Foreign subsidiaries	(18,378)	61,096	23,310

	26,912	205,013	(83,186)

Income taxes — Current:
Sony Corporation and all subsidiaries in Japan	42,723	60,514	33,921
Foreign subsidiaries	36,397	57,404	74,624

	79,120	117,918	108,545

Income taxes — Deferred:
Sony Corporation and all subsidiaries in Japan	(25,589)	365,665	2,794
Foreign subsidiaries	(39,573)	(58,244)	203,900

	(65,162)	307,421	206,694

Total income tax expense	13,958	425,339	315,239

Reconciliation of Statutory Tax Rate and Effective Tax Rate

A reconciliation of the differences between the Japanese statutory tax rate and the effective tax rate is as follows:

	Fiscal year ended March 31
	2010	2011	2012
Statutory tax rate	41.0%	41.0%	(41.0)%
Non-deductible expenses	10.3	1.3	4.2
Income tax credits	(18.0)	(2.0)	(3.6)
Change in statutory tax rate	(4.6)	0.9	(36.2)
Change in valuation allowances	4.7	174.5	491.0
Change in deferred tax liabilities on undistributed earnings of foreign subsidiaries and corporate joint ventures	5.8	1.5	(21.2)
Lower tax rate applied to life and non-life insurance business in Japan	(30.3)	(2.8)	(7.8)
Foreign income tax differential	(17.6)	(10.5)	6.7
Adjustments to tax accruals and reserves	16.2	4.5	(15.9)
Effect of equity in net income (loss) of affiliated companies	46.0	(2.8)	60.0
Sony Ericsson remeasurement gain	—	—	(50.6)
Insurance recovery tax exemptions related to the Floods	—	—	(5.2)
Other	(1.6)	1.9	(1.4)

Effective income tax rate	51.9%	207.5%	379.0%

Components of Deferred Tax Assets and Liabilities

The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2011	2012
Deferred tax assets:
Operating loss carryforwards for tax purposes	387,982	533,912
Accrued pension and severance costs	103,674	87,871
Film costs	16,405	40,566
Warranty reserves and accrued expenses	94,065	82,842
Future insurance policy benefits	26,177	22,907
Inventory	35,989	37,431
Depreciation	35,128	39,473
Tax credit carryforwards	74,284	73,945
Reserve for doubtful accounts	8,404	5,580
Impairment of investments	33,743	34,387
Deferred revenue in the Pictures segment	19,254	21,980
Other	140,745	146,777

Gross deferred tax assets	975,850	1,127,671
Less: Valuation allowance	(473,713)	(868,233)

Total deferred tax assets	502,137	259,438

Deferred tax liabilities:
Insurance acquisition costs	(155,073)	(140,190)
Future insurance policy benefits	(62,933)	(66,998)
Unbilled accounts receivable in the Pictures segment	(40,469)	(45,467)
Unrealized gains on securities	(33,101)	(43,831)
Intangible assets acquired through stock exchange offerings	(32,136)	(28,139)
Undistributed earnings of foreign subsidiaries and corporate joint ventures	(46,261)	(27,920)
Other	(46,970)	(73,399)

Gross deferred tax liabilities	(416,943)	(425,944)

Net deferred tax assets (liabilities)	85,194	(166,506)

Net Deferred Tax Assets

Net deferred tax assets (net of valuation allowance) are included in the consolidated balance sheets as follows:

	Yen in millions
	March 31
	2011	2012
Current assets — Deferred income taxes	133,059	36,769
Other assets — Deferred income taxes	300,702	100,460
Current liabilities — Other	(42,340)	(19,236)
Long-term liabilities — Deferred income taxes	(306,227)	(284,499)

Net deferred tax assets (liabilities)	85,194	(166,506)

Reconciliation of Beginning and Ending Gross Amounts of Unrecognized Tax Benefits

A reconciliation of the beginning and ending gross amounts of unrecognized tax benefits is as follows:

	Yen in millions
	March 31
	2010	2011	2012
Balance at beginning of the fiscal year	276,627	229,228	225,120
Reductions for tax positions of prior years	(38,450)	(39,005)	(25,302)
Additions for tax positions of prior years	4,816	19,947	59,159
Additions based on tax positions related to the current year	10,873	41,201	44,307
Settlements	(5,921)	(1,478)	(4,046)
Lapse in statute of limitations	(1,506)	(7,770)	(3,807)
Foreign currency translation adjustments	(17,211)	(17,003)	(7,120)

Balance at end of the fiscal year	229,228	225,120	288,311

Total net amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	76,125	87,497	77,925

Reconciliation of the Differences Between Basic and Diluted EPS (Tables)	12 Months Ended
Mar. 31, 2012
Reconciliation of Differences between Basic and Diluted EPS

Reconciliation of the differences between basic and diluted EPS for the fiscal years ended March 31, 2010, 2011 and 2012 is as follows:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Net loss attributable to Sony Corporation’s stockholders for basic and diluted EPS computation	(40,802)	(259,585)	(456,660)

	Thousands of shares
Weighted-average shares outstanding	1,003,520	1,003,559	1,003,578
Effect of dilutive securities:
Stock acquisition rights	—	—	—
Convertible bonds	—	—	—

Weighted-average shares for diluted EPS computation	1,003,520	1,003,559	1,003,578

	Yen
Basic EPS	(40.66)	(258.66)	(455.03)

Diluted EPS	(40.66)	(258.66)	(455.03)

Variable Interest Entities (Tables)	12 Months Ended
Mar. 31, 2012
Assets and Liabilities of VIE Included in Consolidated Balance Sheets

are not available to settle the obligations of Sony. At March 31, 2012, the assets and liabilities of the VIE that were included in Sony’s consolidated balance sheets were as follows:

Yen in millions
Assets:
Cash and cash equivalents	5,239
Account receivables, net	248
Other current assets	20,523
Property, plant and equipment, net	863
Intangibles, net	54,566
Goodwill	12,483
Other noncurrent assets	6,708

Total assets	100,630

Liabilities:
Accounts payable and accrued expenses	32,835
Other current liabilities	5,222
Other noncurrent liabilities	1,254

Total liabilities	39,311

Acquisitions (Tables)	12 Months Ended
Mar. 31, 2012
Game Show Network, Llc
Fair Values Assigned to Assets and Liabilities

The following table summarizes the preliminary and final fair values assigned to the assets and liabilities of GSN that were recorded in the Pictures segment. Due to the fact that the acquisition closed in March 2011, certain areas of the purchase price allocation were not yet finalized as of the fiscal year ended March 31, 2011, including the fair value of certain tangible assets and liabilities acquired, the valuation of intangible assets acquired, income taxes and residual goodwill. The measurement period adjustments did not have a significant impact on Sony’s results of operations and financial position and, therefore, Sony has not retrospectively adjusted the consolidated financial statements.

	Yen in millions
	Acquired assets and liabilities recorded at fair value as of acquisition date (Preliminary)	Measurement period Adjustments	Acquired assets and liabilities recorded at fair value as of acquisition date (Final)
Cash and cash equivalents	4,039		4,039
Notes and accounts receivable, trade	3,089		3,089
Prepaid expenses and other current assets	395		395
Film costs	4,178		4,178
Property, plant and equipment	220		220
Intangibles	46,749	574	47,323
Goodwill	46,432	(527)	45,905
Other noncurrent assets	38		38

Total assets	105,140	47	105,187

Notes and accounts payable, trade	970		970
Accounts payable, other and accrued expenses	4,131		4,131
Other current liabilities	59		59
Other noncurrent liabilities	1,683	47	1,730

Total liabilities	6,843	47	6,890

Redeemable noncontrolling interest	18,779		18,779
Noncontrolling interest	40,728		40,728

Total	38,790		38,790

Sony and Sony Ericsson
Unaudited Supplemental Pro Forma Financial Information

The following unaudited supplemental pro forma financial information presents the combined results of operations of Sony and Sony Ericsson as though the acquisition had occurred as of the beginning of the fiscal year ended March 31, 2011:

	Yen in millions, except per share data
	Fiscal year ended March 31
	2011	2012
	(Unaudited)
Net sales	6,901,151	5,941,131
Operating income (loss)	231,895	(187,725)
Net loss attributable to Sony Corporation’s stockholders	(226,038)	(654,833)
Basic EPS	(225.24)	(652.50)
Diluted EPS	(225.24)	(652.50)

Sony Computer Entertainment America Inc
Fair Values Assigned to Assets and Liabilities

The following table summarizes the fair values assigned to the assets acquired at the acquisition date.

Yen in millions
Acquired assets recorded at fair value
Inventories	4,370
Other current assets	82
Machinery and equipment	51,083
Intangibles	1,223
Other noncurrent assets	693

Total	57,451

Sony Ericsson
Fair Values Assigned to Assets and Liabilities

The following table summarizes the fair values assigned to the assets and liabilities of Sony Ericsson that were recorded in the MP&C segment, and the IP cross-licensing that was assigned to Corporate for segment reporting purposes.

Yen in millions
Acquired assets and liabilities recorded at fair value as of the acquisition date
Cash and cash equivalents	35,331
Notes and accounts receivable, trade	54,522
Inventories	54,095
Prepaid expenses and other current assets	28,618
Property, plant and equipment	18,075
Intangibles	123,097
Goodwill	128,522
Other noncurrent assets	22,463

Total assets	464,723
Notes and accounts payable, trade	66,522
Accounts payable, other and accrued expenses	61,467
Other current liabilities	136,938
Other noncurrent liabilities	7,126

Total liabilities	272,053
Noncontrolling interest	14,047

Total	178,623

Unaudited Supplemental Pro Forma Financial Information

 The following unaudited supplemental pro forma financial information presents the combined results of operations of Sony and GSN as though the acquisition had occurred as of the beginning of the fiscal years ended March 31, 2010 and 2011:

	Yen in millions, except per share data
	Fiscal year ended March 31
	2010	2011
	(Unaudited)
Net sales	6,313,222	6,325,310
Operating income	60,685	199,445
Net loss attributable to Sony Corporation’s stockholders	(33,655)	(259,731)
Basic EPS	(33.54)	(258.81)
Diluted EPS	(33.54)	(258.81)

Fair Value and Weighted-Average Amortization of Intangible Assets

The intangible assets are comprised of the following:

	Yen in millions	Years
	Acquired intangibles recorded at fair value	Weighted-average amortization period
Intangibles subject to amortization
IP cross-licensing	60,834	6
Developed technology	24,599	9
Customer relationships	19,597	14
Trademarks	14,086	7
Other	3,981	7

Total intangibles	123,097

Sony and Game Show Network, Llc
Fair Value and Weighted-Average Amortization of Intangible Assets

The intangible assets are comprised of the following:

	Yen in millions	Years
	Acquired intangibles recorded at fair value	Weighted-average amortization period
Intangibles subject to amortization
Television carriage agreements (broadcasting agreements)	33,698	20
Other	4,736	3
Intangible having an indefinite life
Trademarks	8,889	—

Total intangibles	47,323

Commitments, Contingent Liabilities and Other (Tables)	12 Months Ended
Mar. 31, 2012
Schedule of Aggregate Amounts of Year-by-Year Payment of Purchase Commitments

The schedule of the aggregate amounts of year-by-year payment of purchase commitments during the next five years and thereafter is as follows:

Fiscal year ending March 31	Yen in millions
2013	141,236
2014	55,209
2015	35,330
2016	23,281
2017	13,310
Later years	7,650

Total	276,016

Changes in Product Warranty Liability

The changes in product warranty liability for the fiscal years ended March 31, 2010, 2011 and 2012 are as follows:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Balance at beginning of the fiscal year	57,922	50,856	54,940
Additional liabilities for warranties	46,686	48,610	60,073
Settlements (in cash or in kind)	(45,218)	(36,537)	(39,954)
Changes in estimate for pre-existing warranty reserve	(7,649)	(4,802)	(4,397)
Translation adjustment	(885)	(3,187)	(2,802)

Balance at end of the fiscal year	50,856	54,940	67,860

Business segment information (Tables)	12 Months Ended
Mar. 31, 2012
Components of Sales and Operating Revenue

Sales and operating revenue:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Sales and operating revenue:
Imaging Products & Solutions —
Customers	926,579	906,439	756,625
Intersegment	10,704	9,185	4,692

Total	937,283	915,624	761,317
Game —
Customers	840,793	744,601	679,899
Intersegment	60,993	120,368	125,067

Total	901,786	864,969	804,966
Mobile Products & Communications —
Customers	599,353	631,514	622,415
Intersegment	69	73	262

Total	599,422	631,587	622,677
Home Entertainment & Sound —
Customers	1,552,697	1,712,324	1,282,728
Intersegment	370	640	428

Total	1,553,067	1,712,964	1,283,156
Devices —
Customers	779,240	771,350	677,208
Intersegment	427,848	380,537	349,360

Total	1,207,088	1,151,887	1,026,568
Pictures —
Customers	705,237	599,654	656,097
Intersegment	—	312	1,624

Total	705,237	599,966	657,721
Music —
Customers	511,097	457,771	430,751
Intersegment	11,519	12,972	12,038

Total	522,616	470,743	442,789
Financial Services —
Customers	838,300	798,495	868,971
Intersegment	13,096	8,031	2,924

Total	851,396	806,526	871,895
All Other —
Customers	400,321	449,778	465,745
Intersegment	80,904	70,004	64,598

Total	481,225	519,782	530,343
Corporate and elimination	(545,122)	(492,775)	(508,220)

Consolidated total	7,213,998	7,181,273	6,493,212

Components of Segment Profit or Loss

Segment profit or loss:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Operating income (loss):
Imaging Products & Solutions	40,857	52,439	18,592
Game	(55,506)	48,494	29,302
Mobile Products & Communications	(50,724)	5,321	7,246
Home Entertainment & Sound	(70,849)	(73,205)	(203,211)
Devices	9,853	34,893	(22,126)
Pictures	42,814	38,669	34,130
Music	36,513	38,927	36,887
Financial Services	162,492	118,818	131,421
All Other	(28,454)	(13,839)	(54,082)

Total	86,996	250,517	(21,841)
Corporate and elimination	(55,224)	(50,696)	(45,434)

Consolidated operating income (loss)	31,772	199,821	(67,275)
Other income	43,834	44,966	23,478
Other expenses	(48,694)	(39,774)	(39,389)

Consolidated income (loss) before income taxes	26,912	205,013	(83,186)

Components of Other Significant Items

Other significant items:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Equity in net income (loss) of affiliated companies:
Imaging Products & Solutions	(1,037)	(157)	(154)
Mobile Products & Communications	(34,514)	4,155	(57,680)
Home Entertainment & Sound	387	7,214	(64,078)
Devices	3	27	(44)
Pictures	4,347	2,483	(516)
Music	(80)	(265)	(372)
Financial Services	(1,345)	(1,961)	(1,252)
All Other	2,004	2,566	2,399

Consolidated total	(30,235)	14,062	(121,697)

Depreciation and amortization:
Imaging Products & Solutions	50,323	36,666	35,951
Game	12,352	13,649	10,848
Mobile Products & Communications	10,606	8,974	9,015
Home Entertainment & Sound	53,792	29,314	27,358
Devices	120,866	106,824	116,971
Pictures	8,427	7,996	10,825
Music	13,427	12,166	10,789
Financial Services, including deferred insurance acquisition costs	56,531	62,077	56,322
All Other	22,420	21,574	19,548

Total	348,744	299,240	297,627
Corporate	22,260	26,126	21,967

Consolidated total	371,004	325,366	319,594

Sales and Operating Revenue to External Customers by Product Category in IP&S, MP&C, HE&S and Devices Segments

The following table includes a breakdown of sales and operating revenue to external customers by product category in the following segments: IP&S, MP&C, HE&S and Devices. The IP&S, MP&C, HE&S and Devices segments are each managed as a single operating segment by Sony’s management.

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Sales and operating revenue:
Imaging Products & Solutions
Digital Imaging Products	645,354	628,358	489,526
Professional Solutions	272,410	268,687	256,871
Other	8,815	9,394	10,228

Total	926,579	906,439	756,625

Game	840,793	744,601	679,899

Mobile Products & Communications
Mobile Communications	—	—	77,732
Personal and Mobile Products	594,198	625,200	538,816
Other	5,155	6,314	5,867

Total	599,353	631,514	622,415

Home Entertainment & Sound
Televisions	1,005,934	1,200,487	840,359
Audio and Video	536,972	502,684	433,801
Other	9,791	9,153	8,568

Total	1,552,697	1,712,324	1,282,728

Devices
Semiconductors	299,715	358,396	375,891
Components	476,097	410,090	297,108
Other	3,428	2,864	4,209

Total	779,240	771,350	677,208

Pictures	705,237	599,654	656,097
Music	511,097	457,771	430,751
Financial Services	838,300	798,495	868,971
All Other	400,321	449,778	465,745
Corporate	60,381	109,347	52,773

Consolidated total	7,213,998	7,181,273	6,493,212

Sales and Operating Revenue Attributed to Countries Based on Location of Customers and Long-Lived Assets

Sales and operating revenue attributed to countries based on location of external customers for the fiscal years ended March 31, 2010, 2011 and 2012 and property, plant and equipment, net as of March 31, 2011 and 2012 are as follows:

	Yen in millions
	Fiscal year ended March 31
	2010	2011	2012
Sales and operating revenue:
Japan	2,099,297	2,152,552	2,104,669
United States	1,595,016	1,443,693	1,211,849
Europe	1,644,698	1,539,432	1,268,258
China	485,512	562,048	495,101
Asia-Pacific	708,061	726,364	636,489
Other Areas	681,414	757,184	776,846

Total	7,213,998	7,181,273	6,493,212

	Yen in millions
	March 31
	2011	2012
Property, plant and equipment, net:
Japan	684,031	699,647
United States	95,157	82,914
Europe	39,602	55,192
China	39,936	39,388
Asia-Pacific	46,894	37,060
Other Areas	19,248	16,797

Total	924,868	930,998

Major Areas in each Geographic Segment excluding Japan, United States and China

Major areas in each geographic segment excluding Japan, United States and China are as follows:

(1) Europe:	United Kingdom, France, Germany, Russia, Spain and Sweden
(2) Asia-Pacific:	India, South Korea and Oceania
(3) Other Areas:	The Middle East/Africa, Brazil, Mexico and Canada

Summary of Significant Accounting Policies - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Summary Of Significant Accounting Policies [Line Items]
Description of evaluating factors in relation to available for sale securities	If the fair value of the security is 20 percent or more below its original cost for an extended period of time (generally for a period of up to six months)
Requisite service period of stock acquisition rights	3 years
Time taken to recognize revenue and cost of sales of software products in instances where the software products' on-line features or additional functionality is considered a substantive deliverable in addition to the software product	6 months
Consideration given to a reseller, primarily for free promotional shipping and cooperative advertising programs included in selling, general and administrative expenses	¥ 17,641	¥ 23,250	¥ 23,591
Percentage chance of tax amount to get realized on settlement with taxing authorities	50.00%
Out of period adjustment to correct error in calculation of indirect taxes	4,413
Increase (decrease) in income taxes			30,422
Increase (decrease)in deferred income taxes		61,115	(30,422)
Increase (decrease) in accrued income taxes		8,320	8,320
Increase (decrease) income and other taxes			22,102
Increase (decrease) in other non current assets		(74,981)
Increase (decrease) in assets		(13,866)
Increase (decrease) in other non current liabilities		(22,186)
Increase (decrease) in liability and stockholder equity		¥ (13,866)
Minimum
Summary Of Significant Accounting Policies [Line Items]
Ownership percentage in equity method investment	20.00%
Maximum
Summary Of Significant Accounting Policies [Line Items]
Ownership percentage in equity method investment	50.00%
Original maturities of highly liquid investments included in cash and cash equivalents	3 months
Software to be sold, leased or otherwise marketed
Summary Of Significant Accounting Policies [Line Items]
Amortization period of intangible assets	3
Patent Rights, Know-how, License Agreements and Software
Summary Of Significant Accounting Policies [Line Items]
Amortization period of intangible assets, minimum	3
Amortization period of intangible assets, maximum	8
Music catalogs, artist contracts and television carriage agreements
Summary Of Significant Accounting Policies [Line Items]
Amortization period of intangible assets, minimum	10
Amortization period of intangible assets, maximum	40
Partnership Interest | Minimum
Summary Of Significant Accounting Policies [Line Items]
Ownership percentage in equity method investment	3.00%
Partnership Interest | Maximum
Summary Of Significant Accounting Policies [Line Items]
Ownership percentage in equity method investment	5.00%
Buildings
Summary Of Significant Accounting Policies [Line Items]
Useful life for depreciation, minimum	2
Useful life for depreciation, maximum	50
Machinery, equipment and others
Summary Of Significant Accounting Policies [Line Items]
Useful life for depreciation, minimum	2
Useful life for depreciation, maximum	10

Inventories (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Schedule of Inventory [Line Items]
Finished products	¥ 498,430	¥ 529,666
Work in process	88,236	70,969
Raw materials, purchased components and supplies	120,386	103,408
Inventories	¥ 707,052	¥ 704,043

Film Costs (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Motion picture productions:
Released	¥ 98,910	¥ 102,415
Completed and not released	10,800	14,260
In production and development	102,295	107,811
Television productions:
Released	44,461	40,581
In production and development	2,853	1,688
Broadcasting rights	27,830	24,544
Less: current portion of broadcasting rights included in inventories	(17,101)	(15,910)
Film costs	¥ 270,048	¥ 275,389

Film Costs - Additional Information (Detail) (JPY ¥) In Billions, unless otherwise specified	12 Months Ended
Mar. 31, 2012
Film and Television Costs Disclosure [Line Items]
Unamortized costs of released films	90.00%
Completed film costs expected to be amortized during the next twelve months	¥ 84
Accrued participation liabilities expected to be paid in next twelve months	¥ 91
Amortization for released films	3 years

Related Party Transactions - Additional Information (Detail)	12 Months Ended						1 Months Ended		3 Months Ended		12 Months Ended			1 Months Ended
	Mar. 31, 2012 USD ($) Entity	Mar. 31, 2012 JPY (¥) Entity	Mar. 31, 2011 JPY (¥) Entity	Mar. 31, 2010 JPY (¥)	Mar. 31, 2012 Minimum	Mar. 31, 2012 Maximum	Jan. 19, 2012 S-LCD JPY (¥)	Jan. 19, 2012 S-LCD KRW	Jun. 30, 2011 S-LCD JPY (¥)	Jun. 30, 2011 S-LCD KRW	Mar. 31, 2012 S-LCD JPY (¥)	Mar. 31, 2011 S-LCD	Mar. 31, 2010 S-LCD	Nov. 30, 2010 SFI Leasing Company, Limited	Mar. 31, 2012 Sony Ericsson	Feb. 15, 2012 Sony Ericsson	Mar. 31, 2011 Sony Ericsson	Mar. 31, 2010 Sony Ericsson	Mar. 31, 2012 Partnership Interest Minimum	Mar. 31, 2012 Partnership Interest Maximum
Related Party Transaction [Line Items]
Ownership percentage in equity method investment					20.00%	50.00%			50.00%	50.00%	50.00%	50.00%	50.00%	34.00%	50.00%	50.00%	50.00%	50.00%	3.00%	5.00%
Number of shares less than 50% ownership in equity method investment									1	1
Decrease in capital stock										(600,000,000,000)
Dividends received from affiliated companies		1,964,000,000	2,583,000,000	5,948,000,000					22,100,000,000
Impairment loss including translation adjustments											60,019,000,000
Proceeds from sales of equity method investments							71,986,000,000	1,070,000,000,000
Number of affiliated companies accounted for under the equity method	95	95	82
Sale and leaseback transaction, period														3 years
Additional LCD Panel related expenses	$ 292,000,000	¥ 22,759,000,000

Equity Investees Information, Balance Sheets (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2012 Minimum	Mar. 31, 2012 Maximum	Mar. 31, 2012 Sony Ericsson	Feb. 15, 2012 Sony Ericsson	Mar. 31, 2011 Sony Ericsson	Mar. 31, 2010 Sony Ericsson	Mar. 31, 2012 S-LCD	Jun. 30, 2011 S-LCD	Mar. 31, 2011 S-LCD	Mar. 31, 2010 S-LCD	Mar. 31, 2011 Others	Mar. 31, 2012 Others Minimum	Mar. 31, 2011 Others Minimum	Mar. 31, 2010 Others Minimum	Mar. 31, 2012 Others Maximum	Mar. 31, 2011 Others Maximum	Mar. 31, 2010 Others Maximum
Related Party Transaction [Line Items]
Current assets	¥ 167,786	¥ 627,358					¥ 254,858				¥ 188,903		¥ 183,597
Noncurrent assets	168,143	464,633					92,925				233,988		137,720
Total assets	335,929	1,091,991					347,783				422,891		321,317
Current liabilities	93,535	520,485					282,857				71,572		166,056
Long-term liabilities and noncontrolling interests	79,513	98,821					8,089				29,696		61,036
Stockholders' equity	162,881	472,685					56,837				321,623		94,225
Percentage of ownership in equity investees			20.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%		20.00%	20.00%	20.00%	50.00%	50.00%	50.00%
Equity investment and undistributed earnings of affiliated companies, before consolidating and reconciling adjustments							28,419				160,812
Consolidation and reconciling adjustments:
Other							(79)
Investment in and advances to equity investees at cost plus equity in undistributed earnings since acquisition	¥ 36,800	¥ 221,993					¥ 28,340				¥ 160,812		¥ 32,841

Equity Investees Information, Statements of Income (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended					12 Months Ended				12 Months Ended				12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2012 Minimum	Mar. 31, 2012 Maximum	Mar. 31, 2012 Sony Ericsson	Mar. 31, 2011 Sony Ericsson	Mar. 31, 2010 Sony Ericsson	Feb. 15, 2012 Sony Ericsson	Mar. 31, 2012 S-LCD	Mar. 31, 2011 S-LCD	Mar. 31, 2010 S-LCD	Jun. 30, 2011 S-LCD	Mar. 31, 2012 Others	Mar. 31, 2011 Others	Mar. 31, 2010 Others	Mar. 31, 2012 Others Minimum	Mar. 31, 2011 Others Minimum	Mar. 31, 2010 Others Minimum	Mar. 31, 2012 Others Maximum	Mar. 31, 2011 Others Maximum	Mar. 31, 2010 Others Maximum
Related Party Transaction [Line Items]
Net revenues	¥ 745,510	¥ 1,750,023	¥ 1,957,300			¥ 475,898	¥ 673,464	¥ 837,149		¥ 146,002	¥ 807,955	¥ 796,575		¥ 123,610	¥ 268,604	¥ 323,576
Operating income (loss)	(43,636)	46,610	(47,874)			(44,239)	16,453	(81,385)		(4,644)	12,527	3,825		5,247	17,630	29,686
Other income (expense), net						4,504	(1,572)	(4,676)		(3,098)	(4,119)	(4,055)
Income (loss) before income taxes						(39,735)	14,881	(86,061)		(7,742)	8,408	(230)
Income tax (expense) benefit						(73,054)	(6,065)	20,470		(374)	3,094	53
Net income (loss) attributable to noncontrolling interests						(2,729)	(520)	(3,318)
Net income (loss) attributable to controlling interests	(122,684)	28,693	(52,022)			(115,518)	8,296	(68,909)		(8,116)	11,502	(177)		950	8,895	17,064
Percentage of ownership in equity investees				20.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%	50.00%				20.00%	20.00%	20.00%	50.00%	50.00%	50.00%
Equity in net income (loss) of affiliated companies, before consolidating and reconciling adjustments						(57,759)	4,148	(34,455)		(4,058)	5,751	(89)
Consolidation and reconciling adjustments:
Impairment loss including translation adjustments										(60,019)
Other						79	7	(59)		(1)	1,463	476
Equity in net income (loss) of affiliated companies	¥ (121,697)	¥ 14,062	¥ (30,235)			¥ (57,680)	¥ 4,155	¥ (34,514)		¥ (64,078)	¥ 7,214	¥ 387		¥ 61	¥ 2,693	¥ 3,892

Account Balances and Transactions with Affiliated Companies Accounted for under Equity Method (Detail) (Equity Method Investments, JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Equity Method Investments
Related Party Transaction [Line Items]
Accounts receivable, trade	¥ 4,125	¥ 18,631
Accounts payable, trade	508	45,434
Capital lease obligations	39,080
Sales	79,677	96,164	132,937
Purchases	157,930	383,922	309,550
Lease payments	¥ 24,159

Transfer of Financial Assets - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended						12 Months Ended
	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2012 Subsidiaries JPY (¥)	Mar. 31, 2011 Subsidiaries JPY (¥)	Mar. 31, 2010 Subsidiaries JPY (¥)	Mar. 31, 2012 Subsidiaries Maximum JPY (¥)	Mar. 31, 2012 U.S. Subsidiary JPY (¥)	Mar. 31, 2011 U.S. Subsidiary JPY (¥)	Mar. 31, 2010 U.S. Subsidiary JPY (¥)	Mar. 31, 2010 U.S. Subsidiary Maximum USD ($)	Mar. 31, 2012 Japan JPY (¥)	Mar. 31, 2011 Japan JPY (¥)	Mar. 31, 2010 Japan JPY (¥)	Mar. 31, 2012 Japan Maximum JPY (¥)
Sale of Receivables [Line Items]
Aggregate trade accounts receivable eligible for sale, maximum						¥ 24,000				$ 450				¥ 50,200
Trade accounts receivable, maximum original due date						180 days								190 days
Trade accounts receivable sold			130,060	166,025	183,805		476,855	414,147	258,085		126,513	136,232	109,271
Deferred sales proceeds from receivable							16,272	32,751
Deferred sales proceeds							117,343	185,647
Collection of deferred sales proceeds	¥ 132,636	¥ 153,550					¥ 132,636	¥ 153,550

Debt and Equity Securities of Aggregate Cost, Gross Unrealized Gains and Losses and Fair Value Pertaining to Available-for-Sale Securities and Held-to-Maturity Securities (Detail) (JPY ¥)
In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Schedule of Investments [Line Items]
Held-to-maturity Securities, Cost	¥ 3,494,481	¥ 3,000,933
Held-to-maturity Securities, Gross unrealized gains	159,528	22,809
Held-to-maturity Securities, Gross unrealized losses	(4,499)	(48,221)
Held-to-maturity Securities, Fair value	3,649,510	2,975,521
Marketable securities, Cost	5,319,511	4,902,589
Marketable securities, Gross unrealized gains	275,833	117,339
Marketable securities, Gross unrealized losses	(14,185)	(68,497)
Marketable securities, Fair value	5,581,159	4,951,431
Japanese national government bonds
Schedule of Investments [Line Items]
Held-to-maturity Securities, Cost	3,404,069	2,902,342
Held-to-maturity Securities, Gross unrealized gains	157,740	22,420
Held-to-maturity Securities, Gross unrealized losses	(4,499)	(48,149)
Held-to-maturity Securities, Fair value	3,557,310	2,876,613
Japanese local government bonds
Schedule of Investments [Line Items]
Held-to-maturity Securities, Cost	12,592	18,912
Held-to-maturity Securities, Gross unrealized gains	277	218
Held-to-maturity Securities, Gross unrealized losses		(2)
Held-to-maturity Securities, Fair value	12,869	19,128
Japanese corporate bonds
Schedule of Investments [Line Items]
Held-to-maturity Securities, Cost	31,379	32,349
Held-to-maturity Securities, Gross unrealized gains	1,501	158
Held-to-maturity Securities, Gross unrealized losses		(67)
Held-to-maturity Securities, Fair value	32,880	32,440
Foreign corporate bonds
Schedule of Investments [Line Items]
Held-to-maturity Securities, Cost	46,441	47,330
Held-to-maturity Securities, Gross unrealized gains	10	13
Held-to-maturity Securities, Gross unrealized losses		(3)
Held-to-maturity Securities, Fair value	46,451	47,340
Debt Securities
Schedule of Investments [Line Items]
Available-for-Sale, Cost	1,764,336	1,820,673
Available-for-Sale, Gross unrealized gains	63,289	30,708
Available-for-Sale, Gross unrealized losses	(8,173)	(16,960)
Available-for-Sale, Fair value	1,819,452	1,834,421
Debt Securities | Japanese national government bonds
Schedule of Investments [Line Items]
Available-for-Sale, Cost	1,036,946	1,124,704
Available-for-Sale, Gross unrealized gains	55,384	24,032
Available-for-Sale, Gross unrealized losses	(879)	(4,971)
Available-for-Sale, Fair value	1,091,451	1,143,765
Debt Securities | Japanese local government bonds
Schedule of Investments [Line Items]
Available-for-Sale, Cost	33,513	22,845
Available-for-Sale, Gross unrealized gains	163	184
Available-for-Sale, Gross unrealized losses	(1)	(64)
Available-for-Sale, Fair value	33,675	22,965
Debt Securities | Japanese corporate bonds
Schedule of Investments [Line Items]
Available-for-Sale, Cost	293,885	332,567
Available-for-Sale, Gross unrealized gains	1,489	1,511
Available-for-Sale, Gross unrealized losses	(224)	(440)
Available-for-Sale, Fair value	295,150	333,638
Debt Securities | Foreign corporate bonds
Schedule of Investments [Line Items]
Available-for-Sale, Cost	377,609	332,316
Available-for-Sale, Gross unrealized gains	4,705	4,872
Available-for-Sale, Gross unrealized losses	(7,063)	(11,367)
Available-for-Sale, Fair value	375,251	325,821
Debt Securities | Other
Schedule of Investments [Line Items]
Available-for-Sale, Cost	22,383	8,241
Available-for-Sale, Gross unrealized gains	1,548	109
Available-for-Sale, Gross unrealized losses	(6)	(118)
Available-for-Sale, Fair value	23,925	8,232
Equity securities
Schedule of Investments [Line Items]
Available-for-Sale, Cost	60,694	80,983
Available-for-Sale, Gross unrealized gains	53,016	63,822
Available-for-Sale, Gross unrealized losses	(1,513)	(3,316)
Available-for-Sale, Fair value	¥ 112,197	¥ 141,489

Cost and Fair Value of Debt Securities Classified as Available-for-Sale Securities and Held-to-Maturity Securities by Contractual Maturity (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012
Available for Sale Securities, Cost
Due in one year or less	¥ 230,037
Due after one year through five years	505,497
Due after five year through ten years	210,411
Due after ten years	818,391
Total	1,764,336
Available-for-sale securities, Fair Value
Due in one year or less	223,870
Due after one year through five years	510,183
Due after five year through ten years	215,180
Due after ten years	870,219
Total	1,819,452
Held-to-maturity securities, Cost
Due in one year or less	23,552
Due after one year through five years	18,280
Due after five year through ten years	27,225
Due after ten years	3,425,424
Total	3,494,481
Held-to-maturity securities, Fair Value
Due in one year or less	23,625
Due after one year through five years	18,559
Due after five year through ten years	28,219
Due after ten years	3,579,107
Total	¥ 3,649,510

Marketable Securities and Securities Investments - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Investment Holdings [Line Items]
Proceeds from sales of available-for-sale securities	¥ 177,850	¥ 532,619	¥ 785,698
Gross realized gains from available for sale securities	9,593	38,654	39,622
Gross realized loss from available for sale securities	1,834	2,014	37,537
Marketable securities classified as trading securities	433,491	375,802
Investment in non public companies	93,050	75,930
Net unrealized gains on trading securities	21,216		50,992
Net unrealized losses on trading securities		10,768
Total realized impairment losses on marketable securities	¥ 5,530	¥ 9,763	¥ 5,508

Gross Unrealized Losses and Fair Value of Securities with Unrealized Losses, Aggregated by Investment Category and Length of Time of Continuous Unrealized Loss Position (Detail) (JPY ¥)
In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Investments, Unrealized Loss Position [Line Items]
Held-to-maturity securities, less than 12 months, fair value	¥ 70	¥ 1,833,709
Held-to-maturity securities, less than 12 months, unrealized losses	0	(48,221)
Held-to-maturity securities, 12 months or more, fair value	333,702
Held-to-maturity securities, 12 months or more , unrealized losses	(4,499)
Held-to-maturity securities, fair value, total	333,772	1,833,709
Held-to-maturity securities, unrealized losses, total	(4,499)	(48,221)
Marketable securities, less than 12 months, fair value	131,867	2,365,904
Marketable securities, less than 12 months, unrealized losses	(7,463)	(62,479)
Marketable securities, 12 months or more, fair value	445,923	85,140
Marketable securities, 12 months or more, unrealized losses	(6,722)	(6,018)
Marketable securities, fair value, total	577,790	2,451,044
Marketable securities, unrealized losses, total	(14,185)	(68,497)
Japanese national government bonds
Investments, Unrealized Loss Position [Line Items]
Held-to-maturity securities, less than 12 months, fair value		1,812,196
Held-to-maturity securities, less than 12 months, unrealized losses		(48,149)
Held-to-maturity securities, 12 months or more, fair value	333,702
Held-to-maturity securities, 12 months or more , unrealized losses	(4,499)
Held-to-maturity securities, fair value, total	333,702	1,812,196
Held-to-maturity securities, unrealized losses, total	(4,499)	(48,149)
Japanese local government bonds
Investments, Unrealized Loss Position [Line Items]
Held-to-maturity securities, less than 12 months, fair value	70	531
Held-to-maturity securities, less than 12 months, unrealized losses	0	(2)
Held-to-maturity securities, fair value, total	70	531
Held-to-maturity securities, unrealized losses, total	0	(2)
Japanese corporate bonds
Investments, Unrealized Loss Position [Line Items]
Held-to-maturity securities, less than 12 months, fair value		20,788
Held-to-maturity securities, less than 12 months, unrealized losses		(67)
Held-to-maturity securities, fair value, total		20,788
Held-to-maturity securities, unrealized losses, total		(67)
Foreign corporate bonds
Investments, Unrealized Loss Position [Line Items]
Held-to-maturity securities, less than 12 months, fair value		194
Held-to-maturity securities, less than 12 months, unrealized losses		(3)
Held-to-maturity securities, fair value, total		194
Held-to-maturity securities, unrealized losses, total		(3)
Debt Securities
Investments, Unrealized Loss Position [Line Items]
Available-for-sale securities, less than 12 months, fair value	127,460	495,804
Available-for-sale securities, less than 12 months, unrealized losses	(7,145)	(11,035)
Available-for-sale securities, 12 months or more, fair value	111,941	84,754
Available-for-sale securities, 12 months or more, unrealized losses	(1,028)	(5,925)
Available-for-sale securities, fair value, total	239,401	580,558
Available-for-sale securities, unrealized losses, total	(8,173)	(16,960)
Debt Securities | Japanese national government bonds
Investments, Unrealized Loss Position [Line Items]
Available-for-sale securities, less than 12 months, fair value	55,450	223,686
Available-for-sale securities, less than 12 months, unrealized losses	(877)	(3,230)
Available-for-sale securities, 12 months or more, fair value	3,048	54,477
Available-for-sale securities, 12 months or more, unrealized losses	(2)	(1,741)
Available-for-sale securities, fair value, total	58,498	278,163
Available-for-sale securities, unrealized losses, total	(879)	(4,971)
Debt Securities | Japanese local government bonds
Investments, Unrealized Loss Position [Line Items]
Available-for-sale securities, less than 12 months, fair value	2,364	12,434
Available-for-sale securities, less than 12 months, unrealized losses	(1)	(64)
Available-for-sale securities, fair value, total	2,364	12,434
Available-for-sale securities, unrealized losses, total	(1)	(64)
Debt Securities | Japanese corporate bonds
Investments, Unrealized Loss Position [Line Items]
Available-for-sale securities, less than 12 months, fair value	1,034	130,318
Available-for-sale securities, less than 12 months, unrealized losses	(196)	(440)
Available-for-sale securities, 12 months or more, fair value	25,243
Available-for-sale securities, 12 months or more, unrealized losses	(28)
Available-for-sale securities, fair value, total	26,277	130,318
Available-for-sale securities, unrealized losses, total	(224)	(440)
Debt Securities | Foreign corporate bonds
Investments, Unrealized Loss Position [Line Items]
Available-for-sale securities, less than 12 months, fair value	68,277	126,184
Available-for-sale securities, less than 12 months, unrealized losses	(6,065)	(7,183)
Available-for-sale securities, 12 months or more, fair value	83,650	30,277
Available-for-sale securities, 12 months or more, unrealized losses	(998)	(4,184)
Available-for-sale securities, fair value, total	151,927	156,461
Available-for-sale securities, unrealized losses, total	(7,063)	(11,367)
Debt Securities | Other
Investments, Unrealized Loss Position [Line Items]
Available-for-sale securities, less than 12 months, fair value	335	3,182
Available-for-sale securities, less than 12 months, unrealized losses	(6)	(118)
Available-for-sale securities, fair value, total	335	3,182
Available-for-sale securities, unrealized losses, total	(6)	(118)
Equity securities
Investments, Unrealized Loss Position [Line Items]
Available-for-sale securities, less than 12 months, fair value	4,337	36,391
Available-for-sale securities, less than 12 months, unrealized losses	(318)	(3,223)
Available-for-sale securities, 12 months or more, fair value	280	386
Available-for-sale securities, 12 months or more, unrealized losses	(1,195)	(93)
Available-for-sale securities, fair value, total	4,617	36,777
Available-for-sale securities, unrealized losses, total	¥ (1,513)	¥ (3,316)

Leased Assets - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Leases Disclosure [Line Items]
Rental expenses under operating leases	¥ 76,188	¥ 78,538	¥ 87,077
Sublease rental received under operating leases	1,423	1,974	1,675
Total minimum rentals received in future under non cancelable subleases for operating lease	4,527
Sony Semiconductor Kyushu Corporation
Leases Disclosure [Line Items]
Proceeds from sale and leaseback transactions	¥ 50,537
Sale and leaseback transaction	3 years

Leased Assets under Capital Leases (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Capital Leased Assets [Line Items]
Accumulated amortization	¥ (20,514)	¥ (4,634)
Leased assets under capital leases, Net	47,702	23,862
Machinery, equipment and others
Capital Leased Assets [Line Items]
Leased assets under capital leases	58,751	9,288
Film costs
Capital Leased Assets [Line Items]
Leased assets under capital leases	¥ 9,465	¥ 19,208

Future Minimum Lease Payments under Capital Leases with Present Value of Net Minimum Lease Payments (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012
Schedule of Capital Lease Obligations [Line Items]
2013	¥ 20,652
2014	20,098
2015	2,035
2016	1,469
2017	1,346
Later years	5,647
Total minimum lease payments	51,247
Less - Amount representing interest	1,493
Present value of net minimum lease payments	49,754
Less - Current obligations	20,494
Long-term capital lease obligations	¥ 29,260

Minimum Rental Payments Required under Operating Leases that have Initial or Remaining Noncancelable Lease Terms in Excess of One Year (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012
Operating Leased Assets [Line Items]
2013	¥ 42,789
2014	33,110
2015	24,087
2016	17,368
2017	13,653
Later years	49,174
Total minimum future rentals	¥ 180,181

Goodwill and Intangible Assets - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Goodwill and Intangible Assets Disclosure [Line Items]
Intangible assets acquired	¥ 174,430
Acquired finite lived intangible assets amount	174,275
Aggregate amortization expense for intangible assets	¥ 57,023	¥ 52,763	¥ 57,069

Acquired Intangible Assets and Weighted-Average Amortization Period (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
Mar. 31, 2012 Y
Acquired Finite-Lived Intangible Assets [Line Items]
Intangible assets acquired	¥ 174,275
Patent rights, know-how and license agreements
Acquired Finite-Lived Intangible Assets [Line Items]
Intangible assets acquired	103,036 [1]
Weighted-average amortization period	7 [1]
Customer relationship
Acquired Finite-Lived Intangible Assets [Line Items]
Intangible assets acquired	19,793
Weighted-average amortization period	14
Trademarks
Acquired Finite-Lived Intangible Assets [Line Items]
Intangible assets acquired	14,177
Weighted-average amortization period	7
Software to be sold, leased or otherwise marketed
Acquired Finite-Lived Intangible Assets [Line Items]
Intangible assets acquired	23,621
Weighted-average amortization period	3
Other
Acquired Finite-Lived Intangible Assets [Line Items]
Intangible assets acquired	¥ 13,648
Weighted-average amortization period	4

[1]	Includes intellectual property cross-licensing and developed technology relating to the Sony Ericsson acquisition. Refer to Note 24.

Intangible Assets Subject to Amortization (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	¥ 678,125	¥ 512,990
Accumulated amortization	(264,459)	(210,899)
Patent rights, know-how and license agreements
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	226,142	122,444
Accumulated amortization	(80,334)	(69,224)
Customer relationship
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	23,758	3,051
Accumulated amortization	(1,409)	(1,105)
Trademarks
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	20,214	4,938
Accumulated amortization	(2,154)	(1,401)
Software to be sold, leased or otherwise marketed
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	98,852	76,112
Accumulated amortization	(58,865)	(40,447)
Music Catalogs
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	157,699	160,325
Accumulated amortization	(45,570)	(40,455)
Artist contracts
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	27,401	27,727
Accumulated amortization	(19,419)	(17,903)
Television carriage agreements (broadcasting agreements)
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	36,216	35,874
Accumulated amortization	(2,370)	(228)
Other
Finite-Lived Intangible Assets [Line Items]
Gross carrying amount	87,843	82,519
Accumulated amortization	¥ (54,338)	¥ (40,136)

Estimated Aggregate Amortization Expense for Intangible Assets (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
Mar. 31, 2012
Expected Amortization Expense [Line Items]
2013	¥ 68,735
2014	58,885
2015	48,971
2016	41,218
2017	¥ 36,509

Total Carrying Amount of Intangible Assets having Indefinite Life (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Indefinite-lived Intangible Assets by Major Class [Line Items]
Carrying amount of intangible assets having an indefinite life	¥ 90,033	¥ 89,031
Trademarks
Indefinite-lived Intangible Assets by Major Class [Line Items]
Carrying amount of intangible assets having an indefinite life	66,729	66,967
Distribution agreements
Indefinite-lived Intangible Assets by Major Class [Line Items]
Carrying amount of intangible assets having an indefinite life	18,807	18,834
Other
Indefinite-lived Intangible Assets by Major Class [Line Items]
Carrying amount of intangible assets having an indefinite life	¥ 4,497	¥ 3,230

Changes in Carrying Amount of Goodwill by Segment (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended																				12 Months Ended
	Mar. 31, 2012		Mar. 31, 2011		Mar. 31, 2012 Mobile Products & Communications		Mar. 31, 2012 All Other		Mar. 31, 2011 All Other		Mar. 31, 2012 Imaging Products & Solutions		Mar. 31, 2011 Imaging Products & Solutions		Mar. 31, 2012 Game	Mar. 31, 2011 Game		Mar. 31, 2012 Home Entertainment & Sound	Mar. 31, 2011 Home Entertainment & Sound	Mar. 31, 2010 Home Entertainment & Sound	Mar. 31, 2012 Devices		Mar. 31, 2011 Devices		Mar. 31, 2012 Pictures		Mar. 31, 2011 Pictures		Mar. 31, 2012 Music		Mar. 31, 2011 Music		Mar. 31, 2012 Financial Services	Mar. 31, 2011 Financial Services	Mar. 31, 2010 Financial Services
Goodwill [Line Items]
Goodwill - gross	¥ 483,292		¥ 453,156				¥ 39,417		¥ 40,938		¥ 6,044		¥ 4,883		¥ 123,285	¥ 123,881		¥ 5,320	¥ 5,320	¥ 5,320	¥ 62,628		¥ 62,441		¥ 140,584		¥ 102,481		¥ 102,994		¥ 110,192		¥ 3,020	¥ 3,020	¥ 3,020
Accumulated impairments	(14,287)		(14,287)				(7,655)		(7,655)		(300)		(300)					(5,320)	(5,320)	(5,320)									(306)		(306)		(706)	(706)	(706)
Goodwill	469,005		438,869				31,762		33,283		5,744		4,583		123,285	123,881		0	0	0	62,628		62,441		140,584		102,481		102,688		109,886		2,314	2,314	2,314
Increase (decrease) due to:
Acquisitions	134,376		47,847	[1]	128,522	[2]	4,358		55	[1]			1,085	[1]	166										1,330		46,504	[1]			203	[1]
Sales and dispositions	(589)		(257)													(257)					(589)
Impairments	(932)	[3]					(932)	[3]
Translation adjustments	3,961		(17,335)		9,733	[2]	(585)		(1,499)		124		76		(240)	(510)					(107)		(45)		(3,073)		(8,401)		(1,891)		(6,956)
Other	(29,063)	[4],[5]	(119)	[4]			579	[4],[5]	(77)	[4]	(201)	[4],[5]				171	[4]				(28,773)	[4],[5]	232	[4]	(521)	[4],[5]			(147)	[4],[5]	(445)	[4]
Goodwill - gross	591,977		483,292		138,255	[2]	43,769		39,417		5,967		6,044		123,211	123,285		5,320	5,320	5,320	33,159		62,628		138,320		140,584		100,956		102,994		3,020	3,020	3,020
Accumulated impairments	(15,219)		(14,287)				(8,587)		(7,655)		(300)		(300)					(5,320)	(5,320)	(5,320)									(306)		(306)		(706)	(706)	(706)
Goodwill	¥ 576,758		¥ 469,005		¥ 138,255	[2]	¥ 35,182		¥ 31,762		¥ 5,667		¥ 5,744		¥ 123,211	¥ 123,285		¥ 0	¥ 0	¥ 0	¥ 33,159		¥ 62,628		¥ 138,320		¥ 140,584		¥ 100,650		¥ 102,688		¥ 2,314	¥ 2,314	¥ 2,314

[1]	Substantially all of the acquisition amounts in the Pictures segment relate to the Game Show Network, LLC ("GSN") acquisition. Refer to Note 24.
[2]	The 128,522 million yen in the fiscal year ended March 31, 2012 relates to the Sony Ericsson acquisition. Refer to Note 24.
[3]	During the fiscal year ended March 31, 2012, Sony recorded impairment losses of 932 million yen in a reporting unit included in All Other. The impairment charge reflected the overall decline in the fair value of the reporting unit. The fair value of the reporting unit was estimated using the expected present value of future cash flows.
[4]	Other primarily consists of purchase price adjustments for prior years and amounts reclassified as held for sale.
[5]	During the fiscal year ended March 31, 2012, Sony entered into a memorandum of understanding with a third-party to sell the chemical products business, which is included in the Devices segment. Sony classified certain assets and liabilities related to the business as held for sale as of March 31, 2012, and anticipates completing the divestiture during the fiscal year ending March 31, 2013. No impairment loss was recognized as a result of the held for sale classification. The assets held for sale include 29,182 million yen of goodwill and it was reclassified to other assets in the consolidated balance sheets. Refer to Note 25.

Changes in Carrying Amount of Goodwill by Segment (Parenthetical) (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012		Mar. 31, 2011		Mar. 31, 2010
Goodwill [Line Items]
Acquisitions	¥ 134,376		¥ 47,847	[1]
Impairments	932	[2]
Goodwill	576,758		469,005		438,869
Assets Held-for-sale
Goodwill [Line Items]
Goodwill	29,182
Mobile Products & Communications
Goodwill [Line Items]
Acquisitions	128,522	[3]
Goodwill	138,255	[3]
Mobile Products & Communications | Sony Ericsson
Goodwill [Line Items]
Acquisitions	128,522
All Other
Goodwill [Line Items]
Acquisitions	4,358		55	[1]
Impairments	932	[2]
Goodwill	¥ 35,182		¥ 31,762		¥ 33,283

[1]	Substantially all of the acquisition amounts in the Pictures segment relate to the Game Show Network, LLC ("GSN") acquisition. Refer to Note 24.
[2]	During the fiscal year ended March 31, 2012, Sony recorded impairment losses of 932 million yen in a reporting unit included in All Other. The impairment charge reflected the overall decline in the fair value of the reporting unit. The fair value of the reporting unit was estimated using the expected present value of future cash flows.
[3]	The 128,522 million yen in the fiscal year ended March 31, 2012 relates to the Sony Ericsson acquisition. Refer to Note 24.

Insurance-Related Accounts - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Liability for Future Policy Benefit, by Product Segment [Line Items]
Combined amounts of statutory net equity of insurance subsidiaries which is not measured in accordance with U.S. GAAP	¥ 282,846	¥ 232,160
Life insurance revenues	654,986	600,291	554,650
Non-life insurance revenues	76,958	71,037	64,987
Amortization charged to income	55,427	59,249	53,767
Future insurance policy benefits	¥ 3,202,066	¥ 2,918,960
Interest rates sensitive whole life contracts	2.00%
Minimum
Liability for Future Policy Benefit, by Product Segment [Line Items]
Interest rates for future policy benefit based on market conditions and expected investment returns	1.40%
Credited rates associated with investment contracts	0.10%
Maximum
Liability for Future Policy Benefit, by Product Segment [Line Items]
Interest rates for future policy benefit based on market conditions and expected investment returns	4.50%
Credited rates associated with investment contracts	6.30%

Policyholders' Account in Life Insurance Business (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Life Settlement Contracts, Investment Method, Disclosure Items [Line Items]
Universal life insurance	¥ 1,010,277	¥ 896,539
Investment contracts	340,600	322,580
Other	98,767	82,133
Total	¥ 1,449,644	¥ 1,301,252

Short-Term Borrowings (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Short-term Debt [Line Items]
Short-term borrowings	¥ 99,878	¥ 53,737
Unsecured Loans, weighted-average interest rate of 4.40%
Short-term Debt [Line Items]
Short-term borrowings		43,737
Unsecured Loans, weighted-average interest rate of 3.98%
Short-term Debt [Line Items]
Short-term borrowings	89,878
Secured Call Money, weighted-average interest rate of 0.11%
Short-term Debt [Line Items]
Short-term borrowings	¥ 10,000	¥ 10,000

Short-Term Borrowings (Parenthetical) (Detail)	Mar. 31, 2012	Mar. 31, 2011
Unsecured Loans, weighted-average interest rate of 4.40%
Short-term Debt [Line Items]
Debt weighted average interest rate		4.40%
Unsecured Loans, weighted-average interest rate of 3.98%
Short-term Debt [Line Items]
Debt weighted average interest rate	3.98%
Secured Call Money, weighted-average interest rate of 0.11%
Short-term Debt [Line Items]
Debt weighted average interest rate	0.11%	0.11%

Short-Term Borrowings and Long-Term Debt - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended			1 Months Ended
	Mar. 31, 2012 USD ($)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2012 Minimum	Mar. 31, 2012 Maximum	Mar. 31, 2012 JBIC Facility USD ($)	Mar. 31, 2012 Private banks USD ($)	Mar. 31, 2012 Sony Ericsson	Feb. 15, 2012 Sony Ericsson	Mar. 31, 2012 Securities Investment JPY (¥)	Mar. 31, 2012 Marketable securities JPY (¥)
Debt Instrument [Line Items]
Short-term borrowings		¥ 99,878	¥ 53,737							¥ 10,845
Securities pledged as collateral										10,000	129,472
Unsecured bank loans	1,365					819	546
Unsecured bank loan maturity term				6 years	10 years
Percentage of equity interest acquired				20.00%	50.00%			50.00%	50.00%
Unsecured bank loans, percentage						60.00%	40.00%
Unused committed lines of credit		800,306
Period up to which company can borrow under committed lines of credit	180 days	180 days
Commercial paper programs		¥ 746,570
Period up to which company can issue Commercial paper programs	270 days	270 days

Long-Term Debt (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Debt Instrument [Line Items]
Long-term debt including current portion	¥ 1,072,709	¥ 921,849
Less - Portion due within one year	310,483	109,614
Total	762,226	812,235
Unsecured Loans Due Twenty Eleven to Twenty Eighteen Interest Rates Ranging from Zero Point Two Zero to Four Point Five Zero Percent
Debt Instrument [Line Items]
Long-term debt including current portion		441,976
Due Twenty Twelve to Twenty Twenty Four, with interest rates ranging from Zero Point Two Three To Four Point Five Zero Percent per annum
Debt Instrument [Line Items]
Long-term debt including current portion	564,275
Unsecured One Point Five Two Percent Bonds Due Twenty Eleven
Debt Instrument [Line Items]
Long-term debt including current portion		50,000
Unsecured One Point One Six Percent Bonds Due Twenty Twelve
Debt Instrument [Line Items]
Long-term debt including current portion	39,999	39,996
Unsecured One Point Five Two Percent Bonds Due Twenty Thirteen
Debt Instrument [Line Items]
Long-term debt including current portion	35,000	34,999
Unsecured One Point Five Seven Percent Bonds Due Twenty Fifteen
Debt Instrument [Line Items]
Long-term debt including current portion	29,993	29,991
Unsecured One Point Seven Five Percent Bonds Due Twenty Fifteen
Debt Instrument [Line Items]
Long-term debt including current portion	24,997	24,996
Unsecured One Point One Seven Percent Bonds Due Twenty Eleven
Debt Instrument [Line Items]
Long-term debt including current portion		10,500
Unsecured Zero Point Nine Five Percent Bonds Due Twenty Twelve
Debt Instrument [Line Items]
Long-term debt including current portion	60,000	60,000
Unsecured One Point Four Zero Percent Bonds Due Twenty Thirteen
Debt Instrument [Line Items]
Long-term debt including current portion	10,700	10,700
Unsecured One Point Three Zero Percent Bonds Due Twenty Fourteen
Debt Instrument [Line Items]
Long-term debt including current portion	110,000	110,000
Unsecured Zero Point Five Five Percent Bonds Due Twenty Sixteen
Debt Instrument [Line Items]
Long-term debt including current portion	10,000
Unsecured Zero Point Six Six Percent bonds, due Twenty Seventeen
Debt Instrument [Line Items]
Long-term debt including current portion	45,000
Unsecured Two Point Zero Zero Percent Bonds Due Twenty Eighteen
Debt Instrument [Line Items]
Long-term debt including current portion	16,300	16,300
Unsecured Two Point Zero Seven Percent Bonds Due Twenty Nineteen
Debt Instrument [Line Items]
Long-term debt including current portion	50,000	50,000
Unsecured One Point Four One Percent Bonds, Due Twenty Twenty Two
Debt Instrument [Line Items]
Long-term debt including current portion	10,000
Capital Lease Obligations Due Twenty Eleven to Twenty Twenty One
Debt Instrument [Line Items]
Long-term debt including current portion		24,673
Capital Lease Obligations Due Twenty Twelve to Twenty Twenty Six
Debt Instrument [Line Items]
Long-term debt including current portion	49,754
Guarantee deposits received
Debt Instrument [Line Items]
Long-term debt including current portion	¥ 16,691	¥ 17,718

Long-Term Debt (Parenthetical) (Detail)	12 Months Ended
Mar. 31, 2012
Unsecured Loans Due Twenty Eleven to Twenty Eighteen Interest Rates Ranging from Zero Point Two Zero to Four Point Five Zero Percent
Debt Instrument [Line Items]
Debt weighted average interest rate, Minimum	0.20%
Debt weighted average interest rate, Maximum	4.50%
Due Twenty Twelve to Twenty Twenty Four, with interest rates ranging from Zero Point Two Three To Four Point Five Zero Percent per annum
Debt Instrument [Line Items]
Debt weighted average interest rate, Minimum	0.23%
Debt weighted average interest rate, Maximum	4.50%
Unsecured One Point Five Two Percent Bonds Due Twenty Eleven
Debt Instrument [Line Items]
Debt weighted average interest rate	1.52%
Unsecured One Point One Six Percent Bonds Due Twenty Twelve
Debt Instrument [Line Items]
Debt weighted average interest rate	1.16%
Unsecured One Point Five Two Percent Bonds Due Twenty Thirteen
Debt Instrument [Line Items]
Debt weighted average interest rate	1.52%
Unsecured One Point Five Seven Percent Bonds Due Twenty Fifteen
Debt Instrument [Line Items]
Debt weighted average interest rate	1.57%
Unsecured One Point Seven Five Percent Bonds Due Twenty Fifteen
Debt Instrument [Line Items]
Debt weighted average interest rate	1.75%
Unsecured One Point One Seven Percent Bonds Due Twenty Eleven
Debt Instrument [Line Items]
Debt weighted average interest rate	1.17%
Unsecured Zero Point Nine Five Percent Bonds Due Twenty Twelve
Debt Instrument [Line Items]
Debt weighted average interest rate	0.95%
Unsecured One Point Four Zero Percent Bonds Due Twenty Thirteen
Debt Instrument [Line Items]
Debt weighted average interest rate	1.40%
Unsecured One Point Three Zero Percent Bonds Due Twenty Fourteen
Debt Instrument [Line Items]
Debt weighted average interest rate	1.30%
Unsecured Zero Point Five Five Percent Bonds Due Twenty Sixteen
Debt Instrument [Line Items]
Debt weighted average interest rate	0.55%
Unsecured Zero Point Six Six Percent bonds, due Twenty Seventeen
Debt Instrument [Line Items]
Debt weighted average interest rate	0.66%
Unsecured Two Point Zero Zero Percent Bonds Due Twenty Eighteen
Debt Instrument [Line Items]
Debt weighted average interest rate	2.00%
Unsecured Two Point Zero Seven Percent Bonds Due Twenty Nineteen
Debt Instrument [Line Items]
Debt weighted average interest rate	2.07%
Unsecured One Point Four One Percent Bonds, Due Twenty Twenty Two
Debt Instrument [Line Items]
Debt weighted average interest rate	1.41%
Capital Lease Obligations Due Twenty Eleven to Twenty Twenty One
Debt Instrument [Line Items]
Debt weighted average interest rate, Minimum	0.03%
Debt weighted average interest rate, Maximum	9.09%
Capital Lease Obligations Due Twenty Twelve to Twenty Twenty Six
Debt Instrument [Line Items]
Debt weighted average interest rate, Minimum	0.03%
Debt weighted average interest rate, Maximum	8.74%

Aggregate Amounts of Annual Maturities of Long-Term Debt (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Debt Instrument [Line Items]
2013	¥ 310,483
2014	135,487
2015	209,814
2016	77,391
2017	97,419
Later years	242,115
Total	¥ 1,072,709	¥ 921,849

Housing Loans and Deposits from Customers in Banking Business - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Housing Loans and Deposits from Customers [Line Items]
Housing loans in the banking business	¥ 749,636	¥ 656,047
Allowance for credit losses of housing loans in the banking business	1,066	925
Balance of time deposits issued in amounts of 10 million yen or more	¥ 374,665	¥ 247,799

Aggregate Amounts of Annual Maturities of Time Deposits with Remaining Term of More Than One Year (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012
Interest Bearing Deposits [Line Items]
2014	¥ 32,531
2015	11,421
2016	9,064
2017	3,946
2018	2,104
Later years	33,721
Total	¥ 92,787

Fair Value of Assets and Liabilities Measured on Recurring Basis (Detail) (Fair Value, Measurements, Recurring, JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012		Mar. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Trading securities	¥ 433,491		¥ 375,802
Other investments	83,518	[1]	84,122	[1]
Derivative assets	18,518	[2]	15,110	[2]
Total assets	2,467,176		2,450,944
Derivative liabilities	41,218	[2]	33,759	[2]
Total liabilities	41,218		33,759
Marketable securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Trading securities	433,491		375,802
Total assets	657,361		628,920
Securities investments and other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Other investments	83,518	[1]	84,122	[1]
Total assets	1,791,297		1,806,914
Other current assets/ liabilities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative assets	18,513	[2]	15,101	[2]
Total assets	18,513		15,101
Derivative liabilities	40,034	[2]	32,096	[2]
Total liabilities	40,034		32,096
Other noncurrent assets/liabilities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative assets	5	[2]	9	[2]
Total assets	5		9
Derivative liabilities	1,184	[2]	1,663	[2]
Total liabilities	1,184		1,663
Japanese national government bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	1,091,451		1,143,765
Japanese national government bonds | Marketable securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	23,267		71,472
Japanese national government bonds | Securities investments and other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	1,068,184		1,072,293
Japanese local government bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	33,675		22,965
Japanese local government bonds | Marketable securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	1,405		3,415
Japanese local government bonds | Securities investments and other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	32,270		19,550
Japanese corporate bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	295,150		333,638
Japanese corporate bonds | Marketable securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	123,434		96,745
Japanese corporate bonds | Securities investments and other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	171,716		236,893
Foreign corporate bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	375,251		325,821
Foreign corporate bonds | Marketable securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	75,764		81,486
Foreign corporate bonds | Securities investments and other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	299,487		244,335
Other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	23,925		8,232
Other | Securities investments and other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	23,925		8,232
Equity securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	112,197		141,489
Equity securities | Securities investments and other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	112,197		141,489
Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Trading securities	214,036		189,320
Other investments	5,475	[1]	5,459	[1]
Total assets	331,028		336,187
Level 1 | Equity securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	111,517		141,408
Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Trading securities	219,455		186,482
Other investments	4,592	[1]	4,637	[1]
Derivative assets	18,518	[2]	15,110	[2]
Total assets	2,045,584		2,016,100
Derivative liabilities	41,218	[2]	33,759	[2]
Total liabilities	41,218		33,759
Level 2 | Japanese national government bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	1,091,451		1,143,765
Level 2 | Japanese local government bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	33,675		22,965
Level 2 | Japanese corporate bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	293,637		329,057
Level 2 | Foreign corporate bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	359,960		306,070
Level 2 | Other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	23,616		7,933
Level 2 | Equity securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	680		81
Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Other investments	73,451	[1]	74,026	[1]
Total assets	90,564		98,657
Level 3 | Japanese corporate bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	1,513		4,581
Level 3 | Foreign corporate bonds
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	15,291		19,751
Level 3 | Other
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Available-for-sale securities	¥ 309		¥ 299

[1]	Other investments include certain hybrid financial instruments and certain private equity investments.
[2]	Derivative assets and liabilities are recognized and disclosed on a gross basis.

Fair Value Measurements - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended	1 Months Ended		12 Months Ended		12 Months Ended
	Mar. 31, 2012 JPY (¥)	Jan. 19, 2012 S-LCD JPY (¥)	Jan. 19, 2012 S-LCD KRW	Mar. 31, 2012 S-LCD JPY (¥)	Mar. 31, 2012 Level 3 S-LCD JPY (¥)	Mar. 31, 2012 Fair Value, Measurements, Nonrecurring Level 3 JPY (¥)	Mar. 31, 2011 Fair Value, Measurements, Nonrecurring Level 3 JPY (¥)
Fair Value of Financial Instruments [Line Items]
Transfers into level 1	¥ 2,169
Transfers out of level 1	7,221
Impairment losses related to long lived assets						59,583	23,735
Carrying values of long lived assets before impairments						67,875	27,513
Fair values of long-lived assets after impairments						8,292	3,778
Other-than-temporary impairment loss				60,019
Equity method investments, fair value					71,662
Proceeds from sales of equity method investments		¥ 71,986	1,070,000

Changes in Fair Value of Level Three Assets and Liabilities (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012		Mar. 31, 2011
Other Investments
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	¥ 74,026		¥ 73,608
Total realized and unrealized gains (losses), included in earnings	(1,214)	[1]	(3,332)	[1]
Total realized and unrealized gains (losses), included in other comprehensive income (loss)	505	[2]	2,638	[2]
Purchases	3,144
Purchases, issuances, sales and settlements			1,112
Settlements	(2,784)
Other	(226)
Ending balance	73,451		74,026
Changes in unrealized gains (losses) relating to instruments still held at reporting date included in earnings	(1,215)	[1]	(3,779)	[1]
Available-for-sale securities | Japanese corporate bonds
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	4,581		1,097
Total realized and unrealized gains (losses), included in earnings			(13)	[1]
Total realized and unrealized gains (losses), included in other comprehensive income (loss)	(2)	[2]	(18)	[2]
Purchases, issuances, sales and settlements			3,515
Settlements	(500)
Transfers into level 3	2,116	[3]
Transfers out of level 3	(4,682)	[4]
Ending balance	1,513		4,581
Changes in unrealized gains (losses) relating to instruments still held at reporting date included in earnings			(2)	[1]
Available-for-sale securities | Foreign corporate bonds
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	19,751		17,433
Total realized and unrealized gains (losses), included in earnings	27	[1]	(224)	[1]
Total realized and unrealized gains (losses), included in other comprehensive income (loss)	271	[2]	(841)	[2]
Purchases	6,994
Purchases, issuances, sales and settlements			7,951
Settlements	(5,961)
Transfers in and/or out of level 3			(4,568)
Transfers into level 3	956	[3]
Transfers out of level 3	(6,747)	[4]
Ending balance	15,291		19,751
Changes in unrealized gains (losses) relating to instruments still held at reporting date included in earnings	(2)	[1]	10	[1]
Available-for-sale securities | Other
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	299
Total realized and unrealized gains (losses), included in other comprehensive income (loss)	10	[2]	(1)	[2]
Purchases, issuances, sales and settlements			300
Ending balance	¥ 309		¥ 299

[1]	Earning effects are included in financial services revenue in the consolidated statements of income.
[2]	Unrealized gains (losses) are included in unrealized gains (losses) on securities in the consolidated statements of changes in stockholders' equity.
[3]	Certain corporate bonds were transferred into level 3 because differences between fair value determined by indicative quotes from dealers and internally developed prices became significant and the observability of inputs decreased.
[4]	Certain corporate bonds were transferred out of level 3 because quoted prices became available.

Estimated Fair Values of Financial Instruments (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Housing loans in the banking business, Carrying amount	¥ 749,636	¥ 656,047
Total assets	13,295,667	12,911,122
Long-term debt including the current portion, Carrying amount	1,072,709	921,849
Total liabilities	10,785,546	9,955,220
Carrying (Reported) Amount, Fair Value Disclosure
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Housing loans in the banking business, Carrying amount	749,636	656,047
Total assets	749,636	656,047
Long-term debt including the current portion, Carrying amount	1,072,709	921,849
Investment contracts included in policyholders' account in the life insurance business, Carrying value	340,600	322,649
Total liabilities	1,413,309	1,244,498
Estimate of Fair Value, Fair Value Disclosure
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Housing loans in the banking business, Estimated fair value	823,668	714,985
Total assets	823,668	714,985
Long-term debt including the current portion, Estimated fair value	1,069,914	928,820
Investment contracts included in policyholders' account in the life insurance business, Estimated fair value	338,589	320,036
Total liabilities	1,408,503	1,248,856
Level 2 | Estimate of Fair Value, Fair Value Disclosure
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Housing loans in the banking business, Estimated fair value	823,668	714,985
Total assets	823,668	714,985
Long-term debt including the current portion, Estimated fair value	1,069,914	928,820
Investment contracts included in policyholders' account in the life insurance business, Estimated fair value	338,589	320,036
Total liabilities	¥ 1,408,503	¥ 1,248,856

Estimated Fair Values of Outstanding Derivative Instruments (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative	¥ 18,518	¥ 15,110
Fair Values of Liabilities Derivative	41,218	33,759
Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative	7,709	416
Fair Values of Liabilities Derivative	15,216	10,756
Designated as Hedging Instrument | Interest rate contracts | Current liabilities other
Derivatives, Fair Value [Line Items]
Fair Values of Liabilities Derivative	14,017	9,026
Designated as Hedging Instrument | Interest rate contracts | Liabilities other
Derivatives, Fair Value [Line Items]
Fair Values of Liabilities Derivative	1,184	1,663
Designated as Hedging Instrument | Interest rate contracts | Prepaid expenses and other current assets
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative	151	416
Designated as Hedging Instrument | Foreign exchange contracts | Current liabilities other
Derivatives, Fair Value [Line Items]
Fair Values of Liabilities Derivative	15	67
Designated as Hedging Instrument | Foreign exchange contracts | Prepaid expenses and other current assets
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative	7,558
Not Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative	10,809	14,694
Fair Values of Liabilities Derivative	26,002	23,003
Not Designated as Hedging Instrument | Interest rate contracts | Current liabilities other
Derivatives, Fair Value [Line Items]
Fair Values of Liabilities Derivative	4,390	3,630
Not Designated as Hedging Instrument | Interest rate contracts | Prepaid expenses and other current assets
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative	5	314
Not Designated as Hedging Instrument | Foreign exchange contracts | Current liabilities other
Derivatives, Fair Value [Line Items]
Fair Values of Liabilities Derivative	21,612	19,361
Not Designated as Hedging Instrument | Foreign exchange contracts | Prepaid expenses and other current assets
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative	10,798	14,353
Not Designated as Hedging Instrument | Foreign exchange contracts | Assets other
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative	5	9
Not Designated as Hedging Instrument | Credit contracts | Current liabilities other
Derivatives, Fair Value [Line Items]
Fair Values of Liabilities Derivative		12
Not Designated as Hedging Instrument | Credit contracts | Prepaid expenses and other current assets
Derivatives, Fair Value [Line Items]
Fair Values of Asset Derivative	¥ 1	¥ 18

Effects of Derivative Instruments on Consolidated Statements of Income (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Fair Value Hedging
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative	¥ (3,047)	¥ 570	¥ (3,378)
Fair Value Hedging | Interest rate contracts | Financial services revenue
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative	(2,998)	588	(3,475)
Fair Value Hedging | Foreign exchange contracts | Foreign exchange gain or (loss), net
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative	(49)	(18)	97
Cash Flow Hedging
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in OCI on derivative	171	(108)
Gain or (loss) reclassified from accumulated OCI into income (effective portion)	308	329
Gain or (loss) recognized in income on derivative (ineffective portion)
Cash Flow Hedging | Interest rate contracts | Interest expense
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in OCI on derivative	171	(108)
Gain or (loss) reclassified from accumulated OCI into income (effective portion)	308	329
Gain or (loss) recognized in income on derivative (ineffective portion)
Not Designated as Hedging Instrument
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative	917	3,660	(8,530)
Not Designated as Hedging Instrument | Interest rate contracts | Financial services revenue
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative	(3,303)	(3,332)	(884)
Not Designated as Hedging Instrument | Interest rate contracts | Financial services expenses
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative		32	32
Not Designated as Hedging Instrument | Foreign exchange contracts | Financial services revenue
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative	(79)	(1,294)	1,468
Not Designated as Hedging Instrument | Foreign exchange contracts | Foreign exchange gain or (loss), net
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative	4,324	8,311	(8,779)
Not Designated as Hedging Instrument | Equity Contracts | Financial services revenue
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative			83
Not Designated as Hedging Instrument | Bond Contracts | Financial services revenue
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative		44	68
Not Designated as Hedging Instrument | Credit contracts | Financial services revenue
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain or (loss) recognized in income on derivative	¥ (25)	¥ (101)	¥ (518)

Derivative Instruments and Hedging Activities - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012
Derivative [Line Items]
Cash flow hedges amounted to net reduction of equity	¥ 1,050

Summary of Derivatives Additional Information Including Notional Amounts (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Foreign exchange forward contracts
Derivative [Line Items]
Notional amount	¥ 1,227,889	¥ 1,364,147
Fair value	(7,305)	(8,825)
Currency option contracts purchased
Derivative [Line Items]
Notional amount	9,878	5,822
Fair value	91	19
Currency option contracts written
Derivative [Line Items]
Notional amount	152	423
Fair value	(1)	(9)
Currency swap agreements
Derivative [Line Items]
Notional amount	519,041	117,028
Fair value	2,206	2,015
Other currency contracts
Derivative [Line Items]
Notional amount	48,347	46,201
Fair value	1,743	1,734
Interest rate swap agreements
Derivative [Line Items]
Notional amount	451,416	448,353
Fair value	(19,435)	(13,589)
Credit default swap agreements
Derivative [Line Items]
Notional amount	1,367	4,841
Fair value	¥ 1	¥ 6

Pension and Severance Plans - Additional Information (Detail) (JPY ¥)	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Percentage of the indemnities under existing regulations to employees covered by defined benefits	65.00%
Expected amortization of net actuarial loss from accumulated other comprehensive income in next fiscal year	¥ 11,262,000,000
Expected amortization of prior service cost from accumulated other comprehensive income in next fiscal year	10,671,000,000
Expected amortization of transition obligation (asset) from accumulated other comprehensive income in next fiscal year	59,000,000
Contribution in defined benefit pension plans	16,000,000,000
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments in equity securities for the pension plans	28.00%
Percentage of investments in fixed income securities for the pension plans	58.00%
Percentage of investments in other investments for the pension plans	14.00%
Expected contribution in defined benefit pension plans	18,000,000,000	35,000,000,000
Contribution in defined benefit pension plans	15,745,000,000	34,892,000,000
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Expected amortization of transition obligation (asset) from accumulated other comprehensive income in next fiscal year	139,000,000	20,000,000	67,000,000
Percentage of investments in equity securities for the pension plans	46.00%
Percentage of investments in fixed income securities for the pension plans	39.00%
Percentage of investments in other investments for the pension plans	15.00%
Expected contribution in defined benefit pension plans	9,000,000,000
Contribution in defined benefit pension plans	¥ 9,033,000,000	¥ 13,029,000,000

Components of Net Periodic Benefit Costs (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Amortization of net transition asset	¥ 59
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Service cost	29,774	29,589	30,980
Interest cost	15,196	16,067	15,402
Expected return on plan assets	(15,401)	(17,987)	(16,969)
Recognized actuarial loss	12,219	11,802	16,000
Amortization of prior service costs	(10,380)	(10,391)	(10,391)
Net periodic benefit costs	31,408	29,080	35,022
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Service cost	3,348	4,160	3,645
Interest cost	10,082	11,165	12,083
Expected return on plan assets	(9,049)	(9,135)	(8,652)
Amortization of net transition asset	139	20	67
Recognized actuarial loss	2,771	2,911	857
Amortization of prior service costs	(448)	(32)	30
Losses (gains) on curtailments and settlements	1,111	(31)	1,766
Net periodic benefit costs	¥ 7,954	¥ 9,058	¥ 9,796

Changes in Benefit Obligation and Plan Assets as well as Funded Status and Composition of Amounts Recognized in Consolidated Balance Sheets (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Change in plan assets:
Employer contribution	¥ 16,000
Japanese plans
Change in benefit obligation:
Benefit obligation at beginning of the fiscal year	735,853	709,554
Service cost	29,774	29,589	30,980
Interest cost	15,196	16,067	15,402
Amendments	(1,119)
Actuarial (gain) loss	25,098	6,424
Curtailments and settlements	(301)	(404)
Effect of changes in consolidated subsidiaries	8,852
Benefits paid	(24,294)	(25,377)
Benefit obligation at end of the fiscal year	789,059	735,853	709,554
Change in plan assets:
Fair value of plan assets at beginning of the fiscal year	536,648	515,701
Actual return on plan assets	18,447	4,327
Employer contribution	15,745	34,892
Effect of changes in consolidated subsidiaries	4,592
Benefits paid	(19,185)	(18,272)
Fair value of plan assets at end of the fiscal year	556,247	536,648	515,701
Funded status at end of the fiscal year	(232,812)	(199,205)
Foreign plans
Change in benefit obligation:
Benefit obligation at beginning of the fiscal year	206,497	231,341
Service cost	3,348	4,160	3,645
Interest cost	10,082	11,165	12,083
Plan participants' contributions	684	764
Amendments	440	(6,677)
Actuarial (gain) loss	12,376	(6,869)
Foreign currency exchange rate changes	(3,273)	(16,994)
Curtailments and settlements	(577)	(166)
Effect of changes in consolidated subsidiaries	3,104
Benefits paid	(11,040)	(10,227)
Benefit obligation at end of the fiscal year	221,641	206,497	231,341
Change in plan assets:
Fair value of plan assets at beginning of the fiscal year	140,387	134,226
Actual return on plan assets	11,421	10,930
Foreign currency exchange rate changes	(1,872)	(9,121)
Employer contribution	9,033	13,029
Plan participants' contributions	684	764
Curtailments and settlements	(1,386)	(217)
Effect of changes in consolidated subsidiaries	2,331
Benefits paid	(9,459)	(9,224)
Fair value of plan assets at end of the fiscal year	151,139	140,387	134,226
Funded status at end of the fiscal year	¥ (70,502)	¥ (66,110)

Amounts Recognized in Consolidated Balance Sheets (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Noncurrent assets	¥ 1,769	¥ 1,454
Noncurrent liabilities	(234,581)	(200,659)
Ending balance	(232,812)	(199,205)
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Noncurrent assets	4,399	3,894
Current liabilities	(2,943)	(2,716)
Noncurrent liabilities	(71,958)	(67,288)
Ending balance	¥ (70,502)	¥ (66,110)

Amounts Recognized in Accumulated Other Comprehensive Income, Excluding Tax Effects (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Prior service cost (credit)	¥ (75,840)	¥ (86,470)
Net actuarial loss	292,382	278,895
Ending balance	216,542	192,425
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Prior service cost (credit)	(2,933)	(3,930)
Net actuarial loss	38,196	33,919
Obligation existing at transition	52	204
Ending balance	¥ 35,315	¥ 30,193

Accumulated Benefit Obligations for All Defined Benefit Pension Plans (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Accumulated benefit obligations	¥ 786,679	¥ 731,666
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Accumulated benefit obligations	¥ 189,360	¥ 183,954

Projected Benefit Obligations, Accumulated Benefit Obligations and Fair Value of Plan Assets for Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets (Detail) (JPY ¥)
In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligations	¥ 781,983	¥ 729,691
Accumulated benefit obligations	779,604	725,504
Fair value of plan assets	549,017	530,300
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligations	170,314	176,755
Accumulated benefit obligations	163,002	167,609
Fair value of plan assets	¥ 111,667	¥ 121,338

Weighted-Average Assumptions used to Determine Benefit Obligations (Detail)	Mar. 31, 2012		Mar. 31, 2011
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Discount rate	1.90%		2.10%
Rate of compensation increase		[1]		[1]
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Discount rate	4.70%		5.20%
Rate of compensation increase	3.50%		3.50%

[1]	Substantially all of Sony's Japanese pension plans were point-based. Point-based plans do not incorporate a measure of compensation rate increases.

Weighted-Average Assumptions used to Determine Net Periodic Benefit Costs (Detail)	12 Months Ended
	Mar. 31, 2012		Mar. 31, 2011		Mar. 31, 2010
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Discount rate	2.10%		2.30%		2.20%
Expected return on plan assets	3.00%		2.90%		3.60%
Rate of compensation increase		[1]		[1]	2.70%
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Discount rate	5.20%		5.50%		6.50%
Expected return on plan assets	6.50%		5.90%		6.50%
Rate of compensation increase	3.50%		4.00%		3.20%

[1]	As of March 31, 2011 and 2012, substantially all of Sony's Japanese pension plans were point-based. Point-based plans do not incorporate a measure of compensation rate increases.

Fair Values of Assets Held by Japanese and Foreign Plans (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012		Mar. 31, 2011		Mar. 31, 2010
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	¥ 556,247		¥ 536,648		¥ 515,701
Japanese plans | Level 1
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	142,504		150,843
Japanese plans | Level 2
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	346,662		320,696
Japanese plans | Level 3
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	67,081		65,109		74,490
Japanese plans | Commingled funds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	58,862	[1]	63,693	[1]
Japanese plans | Commingled funds | Level 2
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	58,862	[1]	63,693	[1]
Japanese plans | Cash and cash equivalents
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	14,586		25,151
Japanese plans | Cash and cash equivalents | Level 1
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	14,586		25,151
Japanese plans | Equity securities
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	130,283	[2]	127,695	[2]
Japanese plans | Equity securities | Level 1
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	127,918	[2]	125,692	[2]
Japanese plans | Equity securities | Level 2
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	2,365	[2]	2,003	[2]
Japanese plans | Government bonds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	255,010	[3]	226,183	[3]
Japanese plans | Government bonds | Level 2
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	255,010	[3]	226,183	[3]
Japanese plans | Corporate bonds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	23,853	[4]	23,375	[4]
Japanese plans | Corporate bonds | Level 2
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	23,853	[4]	23,375	[4]
Japanese plans | Asset-backed securities
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	4,722	[5]	3,451	[5]
Japanese plans | Asset-backed securities | Level 2
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	4,722	[5]	3,451	[5]
Japanese plans | Commodity Funds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	1,850	[6]	1,991	[6]
Japanese plans | Commodity Funds | Level 2
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	1,850	[6]	1,991	[6]
Japanese plans | Private equity
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	23,388	[7]	19,888	[7]
Japanese plans | Private equity | Level 3
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	23,388	[7]	19,888	[7]	21,337
Japanese plans | Hedge funds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	42,258	[8]	43,688	[8]
Japanese plans | Hedge funds | Level 3
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	42,258	[8]	43,688	[8]	51,498
Japanese plans | Real estate
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	1,435		1,533
Japanese plans | Real estate | Level 3
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	1,435		1,533		1,655
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	151,139		140,387		134,226
Foreign plans | Level 1
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	31,393		34,178
Foreign plans | Level 2
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	110,702		97,060
Foreign plans | Level 3
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	9,044		9,149		8,951
Foreign plans | Commingled funds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	43,902	[9]	50,517	[9]
Foreign plans | Commingled funds | Level 2
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	43,902	[9]	49,987	[9]
Foreign plans | Commingled funds | Level 3
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held			530	[9]	528
Foreign plans | Cash and cash equivalents
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	859		860
Foreign plans | Cash and cash equivalents | Level 1
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	859		860
Foreign plans | Equity securities
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	36,497	[10]	38,512	[10]
Foreign plans | Equity securities | Level 1
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	30,514	[10]	33,273	[10]
Foreign plans | Equity securities | Level 2
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	5,983	[10]	5,239	[10]
Foreign plans | Government bonds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	43,504	[11]	21,405	[11]
Foreign plans | Government bonds | Level 2
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	43,504	[11]	21,405	[11]
Foreign plans | Corporate bonds
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	9,192	[12]	14,994	[12]
Foreign plans | Corporate bonds | Level 2
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	5,231	[12]	10,148	[12]
Foreign plans | Corporate bonds | Level 3
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	3,961	[12]	4,846	[12]	4,571
Foreign plans | Asset-backed securities
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	648		2,053
Foreign plans | Asset-backed securities | Level 2
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	648		2,053
Foreign plans | Asset-backed securities | Level 3
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held					75
Foreign plans | Insurance contracts
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	9,283	[13]	6,718	[13]
Foreign plans | Insurance contracts | Level 2
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	9,283	[13]	6,718	[13]
Foreign plans | Real estate and other
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	7,254	[14]	5,328	[14]
Foreign plans | Real estate and other | Level 1
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	20	[14]	45	[14]
Foreign plans | Real estate and other | Level 2
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	2,151	[14]	1,510	[14]
Foreign plans | Real estate and other | Level 3
Defined Benefit Plan Disclosure [Line Items]
Fair values of the assets held	¥ 5,083	[14]	¥ 3,773	[14]	¥ 3,777

[1]	Commingled funds represent pooled institutional investments, including primarily investment trusts. They include approximately 39 percent and 42 percent of investments in equity, 58 percent and 56 percent of investments in fixed income, and 3 percent and 2 percent of investments in other for the fiscal years ended March 31, 2011 and 2012, respectively.
[2]	Includes approximately 64 percent and 65 percent of Japanese equity securities, and 36 percent and 35 percent of foreign equity securities for the fiscal years ended March 31, 2011 and 2012, respectively.
[3]	Includes approximately 65 percent and 64 percent of debt securities issued by Japanese national and local governments, and 35 percent and 36 percent of debt securities issued by foreign national and local governments for the fiscal years ended March 31, 2011 and 2012, respectively.
[4]	Includes debt securities issued by Japanese and foreign corporation and government related agencies.
[5]	Includes primarily mortgage-backed securities.
[6]	Represents commodity futures funds.
[7]	Includes multiple private equity funds of funds that primarily invest in venture, buyout, and distressed markets in the U.S. and Europe.
[8]	Includes primarily funds that invest in a portfolio of a broad range of hedge funds to diversify the risks and reduce the volatilities associated with a single hedge fund.
[9]	Commingled funds represent pooled institutional investments including mutual funds, common trust funds, and collective investment funds. They are primarily comprised of foreign equities and fixed income investments.
[10]	Includes primarily foreign equity securities.
[11]	Includes primarily foreign government debt securities.
[12]	Includes primarily foreign corporate debt securities.
[13]	Represents annuity contracts with or without profit sharing.
[14]	Includes primarily private real estate investment trusts.

Fair Values of Assets Held by Japanese and Foreign Plans (Parenthetical) (Detail) (Japanese plans)	Mar. 31, 2012	Mar. 31, 2011
Japanese equity securities
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments in equity securities for the pension plans	65.00%	64.00%
Foreign equity securities
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments in equity securities for the pension plans	35.00%	36.00%
Japanese national government bonds
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments in fixed income securities for the pension plans	64.00%	65.00%
Foreign national and local governments
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments in fixed income securities for the pension plans	36.00%	35.00%
Commingled funds
Defined Benefit Plan Disclosure [Line Items]
Percentage of investments in equity securities for the pension plans	42.00%	39.00%
Percentage of investments in fixed income securities for the pension plans	56.00%	58.00%
Percentage of investments in other investments for the pension plans	2.00%	3.00%

Summary of Changes in Fair Values of Japanese and Foreign Plans' Level Three Assets (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012 Foreign plans	Mar. 31, 2011 Foreign plans	Mar. 31, 2010 Foreign plans	Mar. 31, 2012 Foreign plans Corporate bonds		Mar. 31, 2011 Foreign plans Corporate bonds		Mar. 31, 2012 Foreign plans Asset-backed securities	Mar. 31, 2011 Foreign plans Asset-backed securities	Mar. 31, 2012 Foreign plans Commingled funds		Mar. 31, 2011 Foreign plans Commingled funds		Mar. 31, 2012 Foreign plans Real estate and other		Mar. 31, 2011 Foreign plans Real estate and other		Mar. 31, 2012 Japanese plans	Mar. 31, 2011 Japanese plans	Mar. 31, 2010 Japanese plans	Mar. 31, 2012 Japanese plans Corporate bonds		Mar. 31, 2011 Japanese plans Corporate bonds		Mar. 31, 2012 Japanese plans Asset-backed securities		Mar. 31, 2011 Japanese plans Asset-backed securities		Mar. 31, 2012 Japanese plans Commingled funds		Mar. 31, 2011 Japanese plans Commingled funds		Mar. 31, 2012 Japanese plans Private equity		Mar. 31, 2011 Japanese plans Private equity		Mar. 31, 2012 Japanese plans Hedge funds		Mar. 31, 2011 Japanese plans Hedge funds		Mar. 31, 2012 Japanese plans Real estate	Mar. 31, 2011 Japanese plans Real estate	Mar. 31, 2012 Level 3 Foreign plans		Mar. 31, 2011 Level 3 Foreign plans		Mar. 31, 2012 Level 3 Foreign plans Corporate bonds		Mar. 31, 2011 Level 3 Foreign plans Corporate bonds		Mar. 31, 2012 Level 3 Foreign plans Asset-backed securities	Mar. 31, 2011 Level 3 Foreign plans Asset-backed securities		Mar. 31, 2012 Level 3 Foreign plans Commingled funds		Mar. 31, 2011 Level 3 Foreign plans Commingled funds		Mar. 31, 2012 Level 3 Foreign plans Real estate and other		Mar. 31, 2011 Level 3 Foreign plans Real estate and other		Mar. 31, 2012 Level 3 Japanese plans	Mar. 31, 2011 Level 3 Japanese plans	Mar. 31, 2012 Level 3 Japanese plans Private equity		Mar. 31, 2011 Level 3 Japanese plans Private equity		Mar. 31, 2012 Level 3 Japanese plans Hedge funds		Mar. 31, 2011 Level 3 Japanese plans Hedge funds		Mar. 31, 2012 Level 3 Japanese plans Real estate	Mar. 31, 2011 Level 3 Japanese plans Real estate
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets at beginning of the fiscal year	¥ 151,139	¥ 140,387	¥ 134,226	¥ 9,192	[1]	¥ 14,994	[1]	¥ 648	¥ 2,053	¥ 43,902	[2]	¥ 50,517	[2]	¥ 7,254	[3]	¥ 5,328	[3]	¥ 556,247	¥ 536,648	¥ 515,701	¥ 23,853	[4]	¥ 23,375	[4]	¥ 4,722	[5]	¥ 3,451	[5]	¥ 58,862	[6]	¥ 63,693	[6]	¥ 23,388	[7]	¥ 19,888	[7]	¥ 42,258	[8]	¥ 43,688	[8]	¥ 1,435	¥ 1,533	¥ 9,149		¥ 8,951		¥ 4,846	[1]	¥ 4,571			¥ 75		¥ 530	[2]	¥ 528		¥ 3,773	[3]	¥ 3,777		¥ 65,109	¥ 74,490	¥ 19,888	[7]	¥ 21,337		¥ 43,688	[8]	¥ 51,498		¥ 1,533	¥ 1,655
Return on assets held at end of year																																											1,005		1,002		447		503							9		558		490		822	896	450		(1,449)		470		2,467		(98)	(122)
Return on assets sold during the year																																													5							5											(436)							(436)
Purchases, sales, and settlements, net																																											(1,583)		29		(1,209)		260			(72)		(530)				156		(159)		1,150	(9,841)	3,050				(1,900)		(9,841)
Transfers, net
Other																																											473	[9]	(838)	[9]	(123)	[9]	(488)	[9]		(8)	[9]			(7)	[9]	596	[9]	(335)	[9]
Fair value of plan assets at end of the fiscal year	¥ 151,139	¥ 140,387	¥ 134,226	¥ 9,192	[1]	¥ 14,994	[1]	¥ 648	¥ 2,053	¥ 43,902	[2]	¥ 50,517	[2]	¥ 7,254	[3]	¥ 5,328	[3]	¥ 556,247	¥ 536,648	¥ 515,701	¥ 23,853	[4]	¥ 23,375	[4]	¥ 4,722	[5]	¥ 3,451	[5]	¥ 58,862	[6]	¥ 63,693	[6]	¥ 23,388	[7]	¥ 19,888	[7]	¥ 42,258	[8]	¥ 43,688	[8]	¥ 1,435	¥ 1,533	¥ 9,044		¥ 9,149		¥ 3,961	[1]	¥ 4,846	[1]						¥ 530	[2]	¥ 5,083	[3]	¥ 3,773	[3]	¥ 67,081	¥ 65,109	¥ 23,388	[7]	¥ 19,888	[7]	¥ 42,258	[8]	¥ 43,688	[8]	¥ 1,435	¥ 1,533

[1]	Includes primarily foreign corporate debt securities.
[2]	Commingled funds represent pooled institutional investments including mutual funds, common trust funds, and collective investment funds. They are primarily comprised of foreign equities and fixed income investments.
[3]	Includes primarily private real estate investment trusts.
[4]	Includes debt securities issued by Japanese and foreign corporation and government related agencies.
[5]	Includes primarily mortgage-backed securities.
[6]	Commingled funds represent pooled institutional investments, including primarily investment trusts. They include approximately 39 percent and 42 percent of investments in equity, 58 percent and 56 percent of investments in fixed income, and 3 percent and 2 percent of investments in other for the fiscal years ended March 31, 2011 and 2012, respectively.
[7]	Includes multiple private equity funds of funds that primarily invest in venture, buyout, and distressed markets in the U.S. and Europe.
[8]	Includes primarily funds that invest in a portfolio of a broad range of hedge funds to diversify the risks and reduce the volatilities associated with a single hedge fund.
[9]	Primarily consists of translation adjustments.

Expected Future Benefit Payments (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012
Japanese plans
Defined Benefit Plan Disclosure [Line Items]
2013	¥ 26,197
2014	28,084
2015	30,972
2016	33,553
2017	34,518
2018 - 2022	209,895
Foreign plans
Defined Benefit Plan Disclosure [Line Items]
2013	9,418
2014	9,485
2015	10,461
2016	10,163
2017	10,827
2018 - 2022	¥ 58,880

Changes in Number of Shares of Common Stock Issued and Outstanding (Detail)	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Stockholders Equity Note [Line Items]
Common stock, shares issued, beginning balance	1,004,636,664	1,004,571,464	1,004,535,364
Exercise of stock acquisition rights	1,500	65,200	36,100
Common stock, shares issued, ending balance	1,004,638,164	1,004,636,664	1,004,571,464

Stockholders' Equity - Additional Information (Detail) (JPY ¥) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Stockholders Equity Note [Line Items]
Common stock to be issued on conversion or exercise of convertible bonds and stock acquisition rights	22,417,400
Retained earnings available for dividends to shareholders	¥ 310,522
Undistributed earnings of affiliated companies accounted for by equity method investment	7,891	30,809
Gain (loss) due to foreign currency translation adjustments transferred from AOCI to net income	14,655	(832)	2,289
Other-than-temporary impairment loss on shares of S-LCD
Stockholders Equity Note [Line Items]
Gain (loss) due to foreign currency translation adjustments transferred from AOCI to net income	¥ 12,772

Other Comprehensive Income (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012		Mar. 31, 2011		Mar. 31, 2010
Unrealized gains (losses) on securities, pre-tax amount
Unrealized holding gains (losses) arising during the period, Pre-tax amount	¥ 28,712	[1]	¥ (42,311)	[1]	¥ 74,501	[1]
Less : Reclassification adjustment included in net income, Pre-tax amount	3,417		21,548		(1,896)
Unrealized gains (losses) on derivative instruments, pre-tax amount
Unrealized holding gains (losses) arising during the period, Pre-tax amount	(177)		(662)		2,040
Less : Reclassification adjustment included in net income, Pre-tax amount	911		(785)		(566)
Pension liability adjustment, Pre-tax amount	(29,239)	[1]	3,164	[1]	45,767	[1]
Foreign currency translation adjustments, pre-tax amount
Translation adjustments arising during the period, Pre-tax amount	(32,640)	[1]	(118,840)		4,583
Less : Reclassification adjustment included in net income, Pre-tax amount	14,655		(832)		2,289
Other comprehensive income (loss), Pre-tax amount	(14,361)		(138,718)		126,718
Unrealized gains (losses) on securities, Tax benefit/(expense)
Unrealized holding gains (losses) arising during the period, Tax benefit/(expense)	(10,162)	[1]	12,996	[1]	(22,469)	[1]
Less : Reclassification adjustment included in net income, Tax benefit/(expense)	(1,240)		(8,104)		661
Unrealized gains (losses) on derivative instruments, Tax benefit/(expense)
Unrealized holding gains (losses) arising during the period, Tax benefit/(expense)	(70)		52		(415)
Less : Reclassification adjustment included in net income, Tax benefit/(expense)	(125)		(158)		489
Pension liability adjustment, Tax benefit/(expense)	(3,934)	[1]	(6,463)	[1]	(22,074)	[1]
Foreign currency translation adjustments, Tax benefit/(expense)
Translation adjustments arising during the period, Tax benefit/(expense)	74	[1]	1,256		(22)
Less : Reclassification adjustment included in net income, Tax benefit/(expense)
Other comprehensive income (loss), Tax benefit/(expense)	(15,457)		(421)		(43,830)
Unrealized gains (losses) on securities, Net-of-tax amount
Unrealized holding gains (losses) arising during the period, Net-of-tax amount	12,369	[1]	(25,445)	[1]	33,502	[1]
Less : Reclassification adjustment included in net income, Net-of-tax amount	2,177		13,444		(1,235)
Unrealized gains (losses) on derivative instruments, Net-of-tax amount
Unrealized holding gains (losses) arising during the period, Net-of-tax amount	(247)		(610)		1,625
Less : Reclassification adjustment included in net income, Net-of-tax amount	786		(943)		(77)
Pension liability adjustment, Net-of-tax amount	(34,668)	[1]	(3,176)	[1]	23,720	[1]
Foreign currency translation adjustments, Net-of-tax amount
Translation adjustments arising during the period, Net-of-tax amount	(32,961)	[1]	(117,584)		4,561
Less : Reclassification adjustment included in net income, Net-of-tax amount	14,655		(832)		2,289
Other comprehensive income (loss), Net-of-tax amount	¥ (37,889)		¥ (135,146)		¥ 64,385

[1]	Amounts allocable to the noncontrolling interests in the equity of a subsidiary and other are deducted from the net-of-tax amount for unrealized holding gains on securities, pension liability adjustment and foreign currency translation adjustments arising during the period.

Stock-Based Compensation Plans - Additional Information (Detail) (JPY ¥) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock-based compensation expense	¥ 1,952	¥ 1,952	¥ 2,202
Income tax benefit related to the stock-based compensation expense	287	322	271
Total cash received from exercise of stock-based compensation plans	4	198	114
Stock Acquisition Rights Plan
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Equity-based compensation plan, vesting period	3 years
Weighted-average fair value per share of stock acquisition rights granted	¥ 345	¥ 1,036	¥ 813
Total intrinsic value of shares exercised under stock acquisition rights plan	0.2	26	20
Total unrecognized compensation expense	¥ 1,425
Total unrecognized compensation expense, weighted-average period to be recognized	2.01
Stock Acquisition Rights Plan | Maximum
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Equity-based compensation plan, exercisable period	10 years
Convertible Bonds Plan
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Equity-based compensation plan, vesting period	3 years
Number of shares to be issued on conversion of each Bond	100
Convertible Bonds Plan | Maximum
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Equity-based compensation plan, exercisable period	10 years
Stock Appreciation Rights (SARs)
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Equity-based compensation plan, vesting period	3 years
Number of stock rights outstanding	23,200
Weighted-average exercise price, Outstanding	¥ 4,298
Stock Appreciation Rights (SARs) | Maximum
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Equity-based compensation plan, exercisable period	10 years

Weighted-Average Assumptions used to Determine Fair Value of Stock Acquisition Rights Granted (Detail)	12 Months Ended
	Mar. 31, 2012 Y		Mar. 31, 2011 Y		Mar. 31, 2010 Y
Share based Compensation Arrangement by Share based Payment Award, Fair Value Assumptions, Method Used [Line Items]
Risk-free interest rate	1.08%		1.60%		2.08%
Expected lives	6.77		6.64		6.49
Expected volatility	36.88%	[1]	35.74%	[1]	33.70%	[1]
Expected dividends	1.85%		0.83%		0.99%

[1]	Expected volatility was based on the historical volatilities of Sony Corporation's common stock over the expected life of the stock acquisition rights.

Summary of Activities Regarding Stock Acquisition Rights Plan (Detail) (JPY ¥) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Number of shares
Exercised	1,500	65,200	36,100
Stock Acquisition Rights Plan
Number of shares
Outstanding at beginning of the fiscal year	17,011,400
Granted	2,537,500
Exercised	1,500
Forfeited or expired	667,100
Outstanding at end of the fiscal year	18,880,300
Exercisable at end of the fiscal year	13,952,100
Weighted average exercise price
Outstanding at beginning of the fiscal year	3,458
Granted	1,520
Exercised	2,347
Forfeited or expired	3,326
Outstanding at end of the fiscal year	3,188
Exercisable at end of the fiscal year	3,548
Weighted-average remaining life
Outstanding at end of the fiscal year	5.78
Exercisable at end of the fiscal year	4.64
Total intrinsic Value
Outstanding at end of the fiscal year	336
Exercisable at end of the fiscal year

Summary of Activities Regarding Convertible Bond Plan (Detail) (Convertible Bonds Plan, JPY ¥)	12 Months Ended
Mar. 31, 2012
Convertible Bonds Plan
Number of shares
Outstanding at beginning of the fiscal year	548,500
Expired	(548,500)
Outstanding at end of the fiscal year
Weighted average exercise price
Outstanding at beginning of the fiscal year	¥ 6,931
Expired	¥ 6,931
Outstanding at end of the fiscal year

Great East Japan Earthquake and Thai Floods - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
Great East Japan Earthquake
Unusual or Infrequent Item [Line Items]
Incremental losses and expenses directly related to the damage caused by the disaster	¥ 5,864	¥ 10,897
Incremental loss caused by disaster, disposal or impairment of fixed assets		7,668
Insurance recoveries	2,159	10,841
Other losses and expenses which included idle facility costs at manufacturing sites and other additional expenses	6,294	11,821
Proceeds from insurance settlement for fixed assets, inventories and additional expenses	15,000
Amount due to certain carrier as reinsurance	2,000
Thai Floods
Unusual or Infrequent Item [Line Items]
Incremental losses and expenses directly related to the damage caused by the disaster	13,236
Incremental loss caused by disaster, disposal or impairment of fixed assets	7,882
Other losses and expenses which included idle facility costs at manufacturing sites and other additional expenses	13,899
Proceeds from insurance settlement for fixed assets, inventories and additional expenses	50,416
Insurance receivables	5,788
Thai Floods | Fixed assets, inventories and additional expenses
Unusual or Infrequent Item [Line Items]
Proceeds from insurance settlement for fixed assets, inventories and additional expenses	26,316
Gain from insurance recovery	17,520
Thai Floods | Insurance Claims for Business Interruption
Unusual or Infrequent Item [Line Items]
Proceeds from insurance settlement for fixed assets, inventories and additional expenses	¥ 24,100

Restructuring Charges and Asset Impairments - Additional Information (Detail) (JPY ¥)	12 Months Ended					12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2012 Sony Ericsson	Feb. 15, 2012 Sony Ericsson	Mar. 31, 2012 Employee termination benefits	Mar. 31, 2011 Employee termination benefits	Mar. 31, 2010 Employee termination benefits	Mar. 31, 2012 Other associated costs	Mar. 31, 2011 Other associated costs	Mar. 31, 2010 Other associated costs	Mar. 31, 2012 Imaging Products & Solutions	Mar. 31, 2011 Imaging Products & Solutions	Mar. 31, 2010 Imaging Products & Solutions	Mar. 31, 2012 Imaging Products & Solutions Retirement Plan	Mar. 31, 2011 Imaging Products & Solutions Retirement Plan	Mar. 31, 2010 Imaging Products & Solutions Retirement Plan	Mar. 31, 2010 Imaging Products & Solutions Business Realignments	Mar. 31, 2012 Home Entertainment & Sound	Mar. 31, 2011 Home Entertainment & Sound	Mar. 31, 2010 Home Entertainment & Sound	Mar. 31, 2012 Home Entertainment & Sound Retirement Plan	Mar. 31, 2011 Home Entertainment & Sound Retirement Plan	Mar. 31, 2010 Home Entertainment & Sound Retirement Plan	Mar. 31, 2010 Home Entertainment & Sound Business Realignments	Mar. 31, 2012 Home Entertainment & Sound LCD Television Assets Group	Mar. 31, 2010 Home Entertainment & Sound LCD Television Assets Group	Mar. 31, 2011 Home Entertainment & Sound Sales and Transfers of Manufacturing Operation	Mar. 31, 2012 Devices	Mar. 31, 2011 Devices	Mar. 31, 2010 Devices	Mar. 31, 2012 Devices Small- and Medium-Sized TFT LCD Business	Mar. 31, 2010 Devices Small- and Medium-Sized TFT LCD Business	Mar. 31, 2012 Devices Retirement Plan	Mar. 31, 2011 Devices Retirement Plan	Mar. 31, 2010 Devices Retirement Plan	Mar. 31, 2010 Devices Business Realignments	Mar. 31, 2012 Financial Services	Mar. 31, 2011 Financial Services	Mar. 31, 2010 Financial Services	Mar. 31, 2011 Financial Services Financial services expenses	Mar. 31, 2010 Financial Services Financial services expenses	Mar. 31, 2011 Financial Services Other operating (income) expense, net	Mar. 31, 2010 Financial Services Other operating (income) expense, net	Mar. 31, 2012 All Other and Corporate	Mar. 31, 2011 All Other and Corporate	Mar. 31, 2010 All Other and Corporate	Mar. 31, 2010 All Other and Corporate OLED Business	Mar. 31, 2010 All Other and Corporate Business Realignments	Mar. 31, 2010 All Other and Corporate Lease Termination	Mar. 31, 2010 Corporate Organizational Restructuring	Mar. 31, 2012 All Other Network Business Assets Group	Mar. 31, 2012 Mobile Products & Communications		Mar. 31, 2011 Mobile Products & Communications		Mar. 31, 2010 Mobile Products & Communications		Mar. 31, 2012 Mobile Products & Communications Retirement Plan	Mar. 31, 2011 Mobile Products & Communications Retirement Plan	Mar. 31, 2010 Mobile Products & Communications Retirement Plan
Restructuring and Impairment Costs [Line Items]
Restructuring costs	¥ 52,645,000,000	¥ 62,318,000,000	¥ 116,472,000,000			¥ 25,453,000,000	¥ 38,264,000,000	¥ 65,133,000,000	¥ 6,764,000,000	¥ 15,760,000,000	¥ 19,411,000,000	¥ 1,278,000,000	¥ 11,527,000,000	¥ 17,452,000,000					¥ 5,007,000,000	¥ 18,989,000,000	¥ 15,709,000,000								¥ 26,373,000,000	¥ 7,839,000,000	¥ 30,332,000,000							¥ 1,822,000,000	¥ 5,010,000,000	¥ 5,078,000,000					¥ 8,804,000,000	¥ 7,021,000,000	¥ 33,746,000,000						¥ 1,859,000,000	[1]	¥ 2,451,000,000	[1]	¥ 3,106,000,000	[1]
Anticipation of restructuring charges	75,000,000,000
Non-cash charges related to depreciation associated with restructured assets recorded in cost of sales	2,115,000,000	4,751,000,000	7,851,000,000															1,167,000,000							3,656,000,000												799,000,000												553,000,000
Restructuring charges related to employee termination benefits															3,080,000,000	9,510,000,000	12,864,000,000	3,586,000,000				4,548,000,000	8,679,000,000	8,547,000,000				1,963,000,000						5,445,000,000	7,474,000,000	18,096,000,000	5,273,000,000												4,900,000,000		5,897,000,000								1,812,000,000	2,130,000,000	2,803,000,000
Restructuring charges																		7,132,000,000										11,583,000,000									6,087,000,000				3,371,000,000	3,718,000,000	1,639,000,000	1,360,000,000					6,041,000,000	6,495,000,000
Losses on disposal or impairment of assets																		3,261,000,000								16,700,000,000	27,100,000,000						7,832,000,000				455,000,000											5,265,000,000	862,000,000			12,601,000,000
Percentage of ownership in equity investees				50.00%	50.00%
Sony Ericsson acquisition	10,979,000,000					8,789,000,000			2,190,000,000
Impairment of assets to be disposed																																¥ 19,187,000,000

[1]	Sony acquired Ericsson's shares in Sony Ericsson and it became a wholly-owned subsidiary of Sony. Subsequent to the acquisition, Sony Ericsson was renamed Sony Mobile which is included in the MP&C segment. Refer to Note 24.

Changes in Accrued Restructuring Charges (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012		Mar. 31, 2011		Mar. 31, 2010
Restructuring Cost and Reserve [Line Items]
Accrued restructuring charges, beginning balance	¥ 20,559		¥ 36,180		¥ 65,274
Sony Ericsson acquisition	10,979
Restructuring costs	52,645		62,318		116,472
Non-cash charges	(20,428)		(8,294)		(31,928)
Cash payments	(29,790)		(66,607)		(110,557)
Adjustments	(1,032)		(3,038)		(3,081)
Accrued restructuring charges, ending balance	32,933		20,559		36,180
Employee termination benefits
Restructuring Cost and Reserve [Line Items]
Accrued restructuring charges, beginning balance	15,585		27,218		53,813
Sony Ericsson acquisition	8,789
Restructuring costs	25,453		38,264		65,133
Cash payments	(24,928)		(47,521)		(88,803)
Adjustments	98		(2,376)		(2,925)
Accrued restructuring charges, ending balance	24,997		15,585		27,218
Non-cash write-downs and disposals, net
Restructuring Cost and Reserve [Line Items]
Restructuring costs	20,428	[1]	8,294	[1]	31,928	[1]
Non-cash charges	(20,428)	[1]	(8,294)	[1]	(31,928)	[1]
Other associated costs
Restructuring Cost and Reserve [Line Items]
Accrued restructuring charges, beginning balance	4,974		8,962		11,461
Sony Ericsson acquisition	2,190
Restructuring costs	6,764		15,760		19,411
Cash payments	(4,862)		(19,086)		(21,754)
Adjustments	(1,130)		(662)		(156)
Accrued restructuring charges, ending balance	¥ 7,936		¥ 4,974		¥ 8,962

[1]	Significant asset impairments excluded from restructuring charges are described below.

Total Amount of Costs Incurred in Connection with Restructuring Programs by Segment (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012		Mar. 31, 2011		Mar. 31, 2010
Restructuring Cost and Reserve [Line Items]
Restructuring costs	¥ 52,645		¥ 62,318		¥ 116,472
Imaging Products & Solutions
Restructuring Cost and Reserve [Line Items]
Restructuring costs	1,278		11,527		17,452
Game
Restructuring Cost and Reserve [Line Items]
Restructuring costs	519		4,097		219
Mobile Products & Communications
Restructuring Cost and Reserve [Line Items]
Restructuring costs	1,859	[1]	2,451	[1]	3,106	[1]
Home Entertainment & Sound
Restructuring Cost and Reserve [Line Items]
Restructuring costs	5,007		18,989		15,709
Devices
Restructuring Cost and Reserve [Line Items]
Restructuring costs	26,373		7,839		30,332
Pictures
Restructuring Cost and Reserve [Line Items]
Restructuring costs	1,273		2,722		5,605
Music
Restructuring Cost and Reserve [Line Items]
Restructuring costs	5,710		2,662		5,225
Financial Services
Restructuring Cost and Reserve [Line Items]
Restructuring costs	1,822		5,010		5,078
All Other and Corporate
Restructuring Cost and Reserve [Line Items]
Restructuring costs	¥ 8,804		¥ 7,021		¥ 33,746

[1]	Sony acquired Ericsson's shares in Sony Ericsson and it became a wholly-owned subsidiary of Sony. Subsequent to the acquisition, Sony Ericsson was renamed Sony Mobile which is included in the MP&C segment. Refer to Note 24.

Components of Other Operating (Income) Expense, Net (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012		Mar. 31, 2011		Mar. 31, 2010
Components of Other Operating Income [Line Items]
(Gain) loss on sale of interests in subsidiaries and affiliates, net	¥ (2,882)	[1],[2]	¥ (4,465)	[1],[2]	¥ (30,529)	[1],[2]
(Gain) loss on sale, disposal or impairment of assets, net	45,619	[2],[3]	18,006	[2],[3]	73,517	[2],[3]
Other operating (income) expense, net	(59,594)		(13,450)		42,988
Game Show Network, Llc
Components of Other Operating Income [Line Items]
Remeasurement gain			(26,991)	[1]
Sony Ericsson
Components of Other Operating Income [Line Items]
Remeasurement gain	¥ (102,331)	[1]

[1]	Refer to Note 24.
[2]	Refer to Note 25.
[3]	Refer to Notes 13, 18 and 19.

Supplemental Consolidated Statements of Income Information - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Components of Other Income (Expense) [Line Items]
Research and development costs	¥ 433,477	¥ 426,814	¥ 432,001
Advertising costs included in selling general and administrative expenses	357,106	396,425	383,540
Shipping and handling costs	¥ 76,644	¥ 91,926	¥ 83,622

Components of Domestic and Foreign Income (Loss) and Provision for Current and Deferred Income Taxes (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Income (loss) before income taxes:
Sony Corporation and all subsidiaries in Japan	¥ (106,496)	¥ 143,917	¥ 45,290
Foreign subsidiaries	23,310	61,096	(18,378)
Income (Loss) from Continuing Operations, Including Portion Attributable to Noncontrolling Interest, Total	(83,186)	205,013	26,912
Income taxes - Current:
Sony Corporation and all subsidiaries in Japan	33,921	60,514	42,723
Foreign subsidiaries	74,624	57,404	36,397
Current	108,545	117,918	79,120
Income taxes - Deferred:
Sony Corporation and all subsidiaries in Japan	2,794	365,665	(25,589)
Foreign subsidiaries	203,900	(58,244)	(39,573)
Deferred	206,694	307,421	(65,162)
Total income tax expense	¥ 315,239	¥ 425,339	¥ 13,958

Income Taxes - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended						12 Months Ended		1 Months Ended							1 Months Ended	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2012 Domestic Country	Mar. 31, 2012 Foreign Country	Feb. 15, 2012 Sony Ericsson	Mar. 31, 2012 Minimum	Mar. 31, 2012 Maximum	Nov. 30, 2011 Fiscal year ending March 31, 2013 to March 31, 2015	Nov. 30, 2011 Fiscal year ending March 31, 2016	Mar. 31, 2011 Japanese National Filing Group	Mar. 31, 2012 Sony Americas Holding Inc.	Mar. 31, 2012 Sony Europe Limited	Mar. 31, 2012 Japan Gaap Subsidiaries for Local Tax Purposes	Mar. 31, 2012 Sony Music Entertainment (Japan) Inc	Nov. 30, 2011 Change in Tax Law	Mar. 31, 2012 Change in Tax Law Minimum	Mar. 31, 2012 Change in Tax Law Maximum
Income Taxes [Line Items]
Increase (decrease) in income taxes			¥ 30,422
Percentage of annual use of net operating loss carryforwards																80.00%
Net operating loss carryforward period in Japan							7 years	9 years									7 years	9 years
Statutory tax rate	(41.00%)	41.00%	41.00%						38.00%	36.00%
Deferred tax expense	206,694	307,421	(65,162)													32,729
Increase in total deferred tax assets, net		61,115
Increase in total deferred tax assets, gross		71,126
Increase in total deferred tax assets, valuation allowance		10,011
Net increase (decrease) in total valuation allowance	394,520	347,460	5,741
Cumulative loss position period		3 years
Valuation allowance											362,316	203,025	20,694	32,631
Valuation allowance for deferred tax asset	868,233	473,713				78,393
Undistributed earnings of foreign subsidiaries and corporate joint ventures not expected to be remitted	1,043,693
Gain on subsidiary's sale of stock arising from issuance of common stock															61,544
Operating loss carryforwards for tax purposes	533,912	387,982
Tax loss carryforwards with no expiration period	125,537
Expiration of remaining operating loss carryforwards	Substantially all of the total operating loss carryforwards expire at various periods between the fiscal years ending March 31, 2013 and 2021 and the remaining amounts expire in periods up to 20 years depending on the jurisdiction.
Tax credit carryforwards for tax purposes	73,945
Tax credit carryforwards with no expiration period	14,021
Expiration dates for remaining tax credit carryforwards								10 years
Interest expense recorded (reversed)	(1,336)	3,612	4,707
Penalties recorded (reversed)	(333)	(261)	1,565
Liabilities recorded for the payments of interest	13,187	14,523
Liabilities recorded for the payments of penalties	4,074	4,407
Maximum unrecognized tax benefits expected reduction within the next 12 months	¥ 122,227
Tax years subject to examinations				From 2005 through 2011	From 1998 through 2011

Reconciliation of Statutory Tax Rate and Effective Tax Rate (Detail)	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Reconciliation of Effective Income Tax Rate [Line Items]
Statutory tax rate	(41.00%)	41.00%	41.00%
Non-deductible expenses	4.20%	1.30%	10.30%
Income tax credits	(3.60%)	(2.00%)	(18.00%)
Change in statutory tax rate	(36.20%)	0.90%	(4.60%)
Change in valuation allowances	491.00%	174.50%	4.70%
Change in deferred tax liabilities on undistributed earnings of foreign subsidiaries and corporate joint ventures	(21.20%)	1.50%	5.80%
Lower tax rate applied to life and non-life insurance business in Japan	(7.80%)	(2.80%)	(30.30%)
Foreign income tax differential	6.70%	(10.50%)	(17.60%)
Adjustments to tax accruals and reserves	(15.90%)	4.50%	16.20%
Effect of equity in net income (loss) of affiliated companies	60.00%	(2.80%)	46.00%
Sony Ericsson remeasurement gain	(50.60%)
Insurance recovery tax exemptions related to the Floods	(5.20%)
Other	(1.40%)	1.90%	(1.60%)
Effective income tax rate	379.00%	207.50%	51.90%

Components of Deferred Tax Assets and Liabilities (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Deferred tax assets:
Operating loss carryforwards for tax purposes	¥ 533,912	¥ 387,982
Accrued pension and severance costs	87,871	103,674
Film costs	40,566	16,405
Warranty reserves and accrued expenses	82,842	94,065
Future insurance policy benefits	22,907	26,177
Inventory	37,431	35,989
Depreciation	39,473	35,128
Tax credit carryforwards	73,945	74,284
Reserve for doubtful accounts	5,580	8,404
Impairment of investments	34,387	33,743
Other	146,777	140,745
Gross deferred tax assets	1,127,671	975,850
Less: Valuation allowance	(868,233)	(473,713)
Total deferred tax assets	259,438	502,137
Deferred tax liabilities:
Insurance acquisition costs	(140,190)	(155,073)
Future insurance policy benefits	(66,998)	(62,933)
Unrealized gains on securities	(43,831)	(33,101)
Intangible assets acquired through stock exchange offerings	(28,139)	(32,136)
Undistributed earnings of foreign subsidiaries and corporate joint ventures	(27,920)	(46,261)
Other	(73,399)	(46,970)
Gross deferred tax liabilities	(425,944)	(416,943)
Net deferred tax assets (liabilities)	(166,506)	85,194
Pictures
Deferred tax assets:
Deferred revenue in the Pictures segment	21,980	19,254
Deferred tax liabilities:
Unbilled accounts receivable in the Pictures segment	¥ (45,467)	¥ (40,469)

Net Deferred Tax Assets (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Balance Sheet Classification of Deferred Income Tax Assets and Liabilities [Line Items]
Current assets - Deferred income taxes	¥ 36,769	¥ 133,059
Other assets - Deferred income taxes	100,460	300,702
Current liabilities - Other	(19,236)	(42,340)
Long-term liabilities - Deferred income taxes	(284,499)	(306,227)
Net deferred tax assets (liabilities)	¥ (166,506)	¥ 85,194

Reconciliation of Beginning and Ending Gross Amounts of Unrecognized Tax Benefits (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Schedule of Unrecognized Tax Benefits [Line Items]
Balance at beginning of the fiscal year	¥ 225,120	¥ 229,228	¥ 276,627
Reductions for tax positions of prior years	(25,302)	(39,005)	(38,450)
Additions for tax positions of prior years	59,159	19,947	4,816
Additions based on tax positions related to the current year	44,307	41,201	10,873
Settlements	(4,046)	(1,478)	(5,921)
Lapse in statute of limitations	(3,807)	(7,770)	(1,506)
Foreign currency translation adjustments	(7,120)	(17,003)	(17,211)
Balance at end of the fiscal year	288,311	225,120	229,228
Total net amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	¥ 77,925	¥ 87,497	¥ 76,125

Reconciliation of Differences between Basic and Diluted EPS (Detail) (JPY ¥) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Earnings Per Share, Diluted, by Common Class, Including Two Class Method [Line Items]
Net loss attributable to Sony Corporation's stockholders for basic and diluted EPS computation	¥ (456,660)	¥ (259,585)	¥ (40,802)
Weighted-average shares outstanding	1,003,578	1,003,559	1,003,520
Effect of dilutive securities:
Stock acquisition rights
Convertible bonds
Weighted-average shares for diluted EPS computation	1,003,578	1,003,559	1,003,520
Basic EPS	¥ (455.03)	¥ (258.66)	¥ (40.66)
Diluted EPS	¥ (455.03)	¥ (258.66)	¥ (40.66)

Reconciliation of Differences between Basic and Diluted EPS - Additional Information (Detail) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Earnings Per Share, Diluted, by Common Class, Including Two Class Method [Line Items]
Potential shares of common stock upon the exercise of stock acquisition rights and convertible bonds excluded from the computation of diluted EPS	22,417	19,383	17,600

Variable Interest Entities - Additional Information (Detail) In Millions, unless otherwise specified	1 Months Ended		12 Months Ended			1 Months Ended		1 Months Ended	12 Months Ended										12 Months Ended	1 Months Ended	12 Months Ended
	Dec. 16, 2011 USD ($)	Jul. 31, 2008 USD ($)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)	Jan. 19, 2007 Maximum USD ($)	Mar. 31, 2012 Variable Interest Entity Two JPY (¥)	Jan. 31, 2010 Mexican subsidiaries JPY (¥)	Mar. 31, 2010 Mexican subsidiaries JPY (¥)	Mar. 31, 2012 Variable Interest Entity, Not Primary Beneficiary USD ($) Contract	Mar. 31, 2012 Variable Interest Entity, Not Primary Beneficiary JPY (¥) Contract	Mar. 31, 2009 Variable Interest Entity, Not Primary Beneficiary USD ($)	Mar. 31, 2012 Variable Interest Entity, Not Primary Beneficiary Maximum USD ($)	Mar. 31, 2012 Third VIE USD ($)	Mar. 31, 2012 Third VIE JPY (¥)	Mar. 31, 2012 Third VIE Maximum USD ($)	Mar. 31, 2012 Variable Interest Entity JPY (¥)	Mar. 31, 2012 Variable Interest Entity Maximum USD ($)	Mar. 31, 2012 Third-party investor USD ($)	Jul. 31, 2008 Subsidiaries Contract	Mar. 31, 2012 Subsidiaries USD ($)	Mar. 31, 2012 Subsidiaries JPY (¥)	Apr. 11, 2012 Subsidiaries Acquisition USD ($)
Variable Interest Entity [Line Items]
Sale price to obligate company for shortfall														$ 214
Value of building for purchase during lease term																255
Property, plant and equipment, net			930,998	924,868											14,332		863
Long-term debt															20,991
Total assets			13,295,667	12,911,122			17,552										100,630
Total liabilities			10,785,546	9,955,220			7,918										39,311
Guaranteed annual dividend for third party investor																		17.5
Guaranty obligation													303
Ownership interest used as collateral, Percent																			50.00%
Joint venture agreement for acquiring international distribution rights										12	12
Amount of financing capitalized for joint venture agreement										406
Amount of financing contributed by unrelated third party investors or subsidiaries																			95		11
Amount of financing funded through bank credit facility										300
Participation liabilities due to Variable Interest Entity																	32,835					748
Cost of acquired participation interest of Variable Interest Entity																							22
Repayment of debt contributed by unrelated third party investors												95
Number of films to be financed under two agreements with VIEs																				19
Amount received under two agreements with VIEs to fund production or acquisition cost of films		565
Commitment received from third VIE to fund production or acquisition cost of films on revolving basis			35,725			525
Amount funded by third VIE	20
Ownership interest sold in subsidiary								90.00%
Other assets including machinery and equipment sold			22,661	18,743	15,671			4,520
Inventories sold								5,619
Received in connection with sale of controlling interest in subsidiary									11,189
Loss in connection with sale of controlling interest in subsidiary									1,664
Prepaid expenses and other current assets			463,693	387,490							10,295
Accounts payable, trade											¥ 18,830

Assets and Liabilities of VIE Included in Consolidated Balance Sheets (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
Assets:
Cash and cash equivalents	¥ 894,576	¥ 1,014,412	¥ 1,191,608	¥ 660,789
Property, plant and equipment, net	930,998	924,868
Intangibles, net	503,699	391,122
Goodwill	576,758	469,005	438,869
Other noncurrent assets	2,020,183	1,974,164
Total assets	13,295,667	12,911,122
Liabilities:
Other current liabilities	463,166	430,488
Other noncurrent liabilities	240,978	204,766
Total liabilities	10,785,546	9,955,220
Variable Interest Entity
Assets:
Cash and cash equivalents	5,239
Account receivables, net	248
Other current assets	20,523
Property, plant and equipment, net	863
Intangibles, net	54,566
Goodwill	12,483
Other noncurrent assets	6,708
Total assets	100,630
Liabilities:
Accounts payable and accrued expenses	32,835
Other current liabilities	5,222
Other noncurrent liabilities	1,254
Total liabilities	¥ 39,311

Acquisitions - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended					1 Months Ended	12 Months Ended								12 Months Ended			12 Months Ended					12 Months Ended
	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)	Mar. 31, 2012 Minimum	Mar. 31, 2012 Maximum	Mar. 31, 2011 Game Show Network, Llc JPY (¥)	Mar. 31, 2012 Game Show Network, Llc JPY (¥)	Mar. 31, 2011 Game Show Network, Llc JPY (¥)		Mar. 31, 2010 Game Show Network, Llc JPY (¥)	Mar. 31, 2012 Game Show Network, Llc Minimum USD ($)	Mar. 31, 2012 Game Show Network, Llc Maximum USD ($)	Mar. 31, 2012 Game Show Network, Llc Put Option	Mar. 31, 2011 Game Show Network, Llc Prior to acquisition	Mar. 31, 2012 Sony Ericsson JPY (¥)	Feb. 15, 2012 Sony Ericsson EUR (€)	Feb. 15, 2012 Sony Ericsson JPY (¥)	Mar. 31, 2012 Sony Semiconductor Kyushu Corporation JPY (¥)	Jun. 30, 2011 Sony Semiconductor Kyushu Corporation JPY (¥)	Mar. 31, 2012 Other Acquisitions JPY (¥)	Mar. 31, 2011 Other Acquisitions USD ($)	Mar. 31, 2010 Other Acquisitions JPY (¥)	Mar. 31, 2012 Other Acquisitions Contingent consideration JPY (¥)
Business Acquisition [Line Items]
Ownership percentage in equity method investment				20.00%	50.00%	40.00%		40.00%		50.00%			18.00%	35.00%	50.00%	50.00%	50.00%
Cash proceeds on sale of ownership										¥ 8,831
Gain on sale of ownership										8,322
Acquired additional equity interest in GSN						5.00%
Acquired additional equity interest in GSN, Value						4,849		4,849
Term of put right, exercisable													60 days
Description of dates (period) put right can be exercised							The put right is exercisable during three windows starting on April 1 of 2012, 2013 and 2014 and lasting for 60 business days.
Put exercise price											234	288
Equity interest owned prior to acquisition at fair value						33,940		33,940									71,449
Recognized gain on remeasured equity interest								26,991	[1]						102,331 [1]
Cash consideration for acquisition																1,050	107,174
Accumulated translation adjustment	(719,092)	(700,786)															(11,690)
Total acquisition cost																		57,451		7,914	2,884	17,616
Acquisition date																		Apr 1, 2011
Proceeds from sale and leaseback transactions																		50,537
Sale and leaseback transaction																		3 years
Contingent consideration and subject to future change																						1,420
Goodwill							45,905										128,522			5,853	1,415	13,425
Intangible assets																	123,097		1,223	3,345	1,227	3,708
Other operating (income) expense, net	¥ (59,594)	¥ (13,450)	¥ 42,988																				¥ 896

[1]	Refer to Note 24.

Preliminary Fair Value and Final Fair Value Assigned to Assets and Liabilities of GSN Recorded in Pictures Segment (Detail) (Game Show Network, Llc, JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Business Acquisition [Line Items]
Cash and cash equivalents	¥ 4,039
Notes and accounts receivable, trade	3,089
Prepaid expenses and other current assets	395
Film costs	4,178
Property, plant and equipment	220
Intangibles	47,323	47,323
Goodwill	45,905
Other noncurrent assets	38
Total Assets	105,187
Notes and accounts payable, trade	970
Accounts payable, other and accrued expenses	4,131
Other current liabilities	59
Other noncurrent liabilities	1,730
Total liabilities	6,890
Redeemable noncontrolling interest	18,779
Noncontrolling interest	40,728
Total	38,790
Preliminary Allocation
Business Acquisition [Line Items]
Cash and cash equivalents	4,039
Notes and accounts receivable, trade	3,089
Prepaid expenses and other current assets	395
Film costs	4,178
Property, plant and equipment	220
Intangibles	46,749
Goodwill	46,432
Other noncurrent assets	38
Total Assets	105,140
Notes and accounts payable, trade	970
Accounts payable, other and accrued expenses	4,131
Other current liabilities	59
Other noncurrent liabilities	1,683
Total liabilities	6,843
Redeemable noncontrolling interest	18,779
Noncontrolling interest	40,728
Total	38,790
Measurement period Adjustments
Business Acquisition [Line Items]
Intangibles	574
Goodwill	(527)
Total Assets	47
Other noncurrent liabilities	47
Total liabilities	¥ 47

Fair Value and Weighted-Average Amortization of Intangible Assets in Connection with Pictures Segment Acquisition (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended				12 Months Ended
	Mar. 31, 2012 Other Y	Mar. 31, 2012 Trademarks Y	Mar. 31, 2012 Game Show Network, Llc	Mar. 31, 2011 Game Show Network, Llc	Mar. 31, 2011 Game Show Network, Llc Television carriage agreements (broadcasting agreements) Y	Mar. 31, 2011 Game Show Network, Llc Other Y	Mar. 31, 2011 Game Show Network, Llc Trademarks
Business Acquisition [Line Items]
Acquired intangibles recorded at fair value, subject to amortization					¥ 33,698	¥ 4,736
Acquired intangibles recorded at fair value, having an indefinite life							8,889
Total intangibles			¥ 47,323	¥ 47,323
Weighted-average amortization period	4	7			20	3

Unaudited Supplemental Pro Forma Financial Information Presents Combined Results of Operations of Sony and GSN (Detail) (Sony and Game Show Network, Llc, JPY ¥)
In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010
Sony and Game Show Network, Llc
Business Acquisition [Line Items]
Net sales	¥ 6,325,310	¥ 6,313,222
Operating income	199,445	60,685
Net loss attributable to Sony Corporation's stockholders	¥ (259,731)	¥ (33,655)
Basic EPS	¥ (258.81)	¥ (33.54)
Diluted EPS	¥ (258.81)	¥ (33.54)

Fair Values Assigned to Assets and Liabilities of Sony Ericsson and Ip Cross-Licensing (Detail) (Sony Ericsson, JPY ¥) In Millions, unless otherwise specified	Feb. 15, 2012
Sony Ericsson
Business Acquisition [Line Items]
Cash and cash equivalents	¥ 35,331
Notes and accounts receivable, trade	54,522
Inventories	54,095
Prepaid expenses and other current assets	28,618
Property, plant and equipment	18,075
Intangibles	123,097
Goodwill	128,522
Other noncurrent assets	22,463
Total Assets	464,723
Notes and accounts payable, trade	66,522
Accounts payable, other and accrued expenses	61,467
Other current liabilities	136,938
Other noncurrent liabilities	7,126
Total liabilities	272,053
Noncontrolling interest	14,047
Total	¥ 178,623

Fair Value and Weighted-Average Amortization of Intangible Assets in Connection with Sony Mobile Communications Segment (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended				1 Months Ended
	Mar. 31, 2012 Customer relationship Y	Mar. 31, 2012 Trademarks Y	Mar. 31, 2012 Other Y	Feb. 15, 2012 Sony Ericsson	Feb. 15, 2012 Sony Ericsson IP cross-licensing Y	Feb. 15, 2012 Sony Ericsson Developed technology Y	Feb. 15, 2012 Sony Ericsson Customer relationship Y	Feb. 15, 2012 Sony Ericsson Trademarks Y	Feb. 15, 2012 Sony Ericsson Other Y
Business Acquisition [Line Items]
Acquired intangibles recorded at fair value, subject to amortization				¥ 123,097	¥ 60,834	¥ 24,599	¥ 19,597	¥ 14,086	¥ 3,981
Weighted-average amortization period	14	7	4		6	9	14	7	7

Unaudited Supplemental Pro Forma Financial Information Combined Results of Acquisition Operations of Sony and Sony Ericsson (Detail) (Sony and Sony Ericsson, JPY ¥)
In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
Sony and Sony Ericsson
Business Acquisition [Line Items]
Net sales	¥ 5,941,131	¥ 6,901,151
Operating income (loss)	(187,725)	231,895
Net loss attributable to Sony Corporation's stockholders	¥ (654,833)	¥ (226,038)
Basic EPS	¥ (652.5)	¥ (225.24)
Diluted EPS	¥ (652.5)	¥ (225.24)

Summary of Fair Values Assigned to Assets Acquired of Sony Semiconductor Kyushu Corporation (Detail) (Sony Semiconductor Kyushu Corporation, JPY ¥) In Millions, unless otherwise specified	Jun. 30, 2011
Sony Semiconductor Kyushu Corporation
Business Acquisition [Line Items]
Inventories	¥ 4,370
Other current assets	82
Machinery and equipment	51,083
Intangibles	1,223
Other noncurrent assets	693
Total Assets	¥ 57,451

Divestitures - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012		Mar. 31, 2011		Mar. 31, 2010
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Gain (loss) on sale of investments	¥ 2,882	[1],[2]	¥ 4,465	[1],[2]	¥ 30,529	[1],[2]
Current assets	3,754,962		3,844,046
Goodwill	576,758		469,005		438,869
Other noncurrent asset	2,020,183		1,974,164
Current liabilities	4,529,981		4,135,299
Assets Held-for-sale
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Goodwill	29,182
Pictures
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Goodwill	138,320		140,584		102,481
Pictures | HBO Latin America Venture
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Approximate share in venture under equity method					29.00%
Approximate share in venture under cost method					8.00%
Proceeds from sale of investments					19,424
Put option received as consideration of sale of investment					1,371
Gain (loss) on sale of investments					18,035
Cash proceed from purchase of the Retained Interest			5,285
Gain from purchase of the Retained Interest			3,329
Pictures | HBO Central Europe Joint Venture
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Proceeds from sale of investments					7,660
Gain (loss) on sale of investments					3,957
Devices
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Goodwill	33,159		62,628		62,441
Devices | Small- and Medium-Sized TFT LCD Business
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Impairment loss recorded in other operating (income) expense	19,187
Chemical Products Business | Assets Held-for-sale
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Current assets	14,756
Goodwill	29,182
Other noncurrent asset	19,028
Current liabilities	17,554
Noncurrent liabilities	¥ 2,657

[1]	Refer to Note 24.
[2]	Refer to Note 25.

Collaborative Arrangements - Additional Information (Detail) (Pictures, JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Pictures
Collaborative Arrangements and Non-collaborative Arrangement Transactions [Line Items]
Collaborative arrangements, amounts owed to the other participants recorded as cost of sale	¥ 10,990	¥ 4,866	¥ 4,687
Collaborative arrangements, amounts due from the other participants recorded as net sale	¥ 14,625	¥ 10,244	¥ 9,936

Commitments, Contingent Liabilities and Other - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended		1 Months Ended				1 Months Ended	12 Months Ended				12 Months Ended			12 Months Ended	1 Months Ended			12 Months Ended
	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)	Jan. 19, 2007 Maximum USD ($)	Mar. 31, 2012 Variable Interest Entity, Not Primary Beneficiary Maximum USD ($)	Mar. 31, 2012 Third-party investor	Mar. 31, 2012 Commercial customer JPY (¥)	Mar. 31, 2011 Game Show Network, Llc	Mar. 31, 2012 Game Show Network, Llc	Mar. 31, 2012 Game Show Network, Llc Minimum USD ($)	Mar. 31, 2012 Game Show Network, Llc Maximum USD ($)	Mar. 31, 2012 Game Show Network, Llc Put Option	Mar. 31, 2012 Game Show Network, Llc Redeemable Noncontrolling Interest	Mar. 31, 2012 Game Show Network, Llc Redeemable Noncontrolling Interest Minimum USD ($)	Mar. 31, 2012 Game Show Network, Llc Redeemable Noncontrolling Interest Maximum USD ($)	Mar. 31, 2012 Game Show Network, Llc Redeemable Noncontrolling Interest Put Option	Nov. 11, 2011 EMI Music Publishing USD ($)	Nov. 11, 2011 EMI Music Publishing Sony USD ($)	Mar. 31, 2012 Financial Services JPY (¥)	Mar. 31, 2012 Pictures JPY (¥)	Mar. 31, 2012 Music JPY (¥)
Commitments and Contingencies Disclosure [Line Items]
Unused committed lines of credit	¥ 800,306																	¥ 20,051
Purchase commitments and other outstanding	276,016
Commitments outstanding for purchase of property, plant and equipment	35,725		525
Commitment agreement period																			5 years	5 years
Subsidiaries committed to make payments contracts																			117,187	41,853
Total acquisition cost																2,200	325
Percentage of ownership interest acquired																	38.00%
Maximum expected ownership interest																	40.00%
Other liabilities current	463,166	430,488				15,173
Other long term liabilities						35,404
Contingent liabilities including guarantees	78,743
Guaranty obligation				303
Ownership interest used as collateral, Percent					50.00%
Ownership percentage in equity method investment							5.00%								18.00%
Term of put right, exercisable											60 days				60 days
Description of dates (period) put right can be exercised								The put right is exercisable during three windows starting on April 1 of 2012, 2013 and 2014 and lasting for 60 business days.				The put right is exercisable during three windows starting on April 1 of 2012, 2013 and 2014 and lasting for 60 business days (each such period, a "Trigger Window").
Put exercise price									$ 234	$ 288			$ 234	$ 288

Schedule of Aggregate Amounts of Year-by-Year Payment of Purchase Commitments (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2012
Unrecorded Unconditional Purchase Obligation [Line Items]
2013	¥ 141,236
2014	55,209
2015	35,330
2016	23,281
2017	13,310
Later years	7,650
Total	¥ 276,016

Changes in Product Warranty Liability (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Commitments and Contingencies Disclosure [Line Items]
Balance at beginning of the fiscal year	¥ 54,940	¥ 50,856	¥ 57,922
Additional liabilities for warranties	60,073	48,610	46,686
Settlements (in cash or in kind)	(39,954)	(36,537)	(45,218)
Changes in estimate for pre-existing warranty reserve	(4,397)	(4,802)	(7,649)
Translation adjustment	(2,802)	(3,187)	(885)
Balance at end of the fiscal year	¥ 67,860	¥ 54,940	¥ 50,856

Business Segment Information - Additional Information (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2012 Sony Ericsson		Feb. 15, 2012 Sony Ericsson	Feb. 15, 2012 Sony Mobile Communications
Segment Reporting Disclosure [Line Items]
Percentage of equity interest acquired							50.00%
Percentage of U.S. based joint-venture in Music segment	50.00%
Equity in net income (loss) of affiliated companies	¥ (121,697)	¥ 14,062	¥ (30,235)	¥ (57,680)
Remeasurement gain				¥ 102,331	[1]
Percentage of ownership in equity investees				50.00%		50.00%

[1]	Refer to Note 24.

Components of Sales and Operating Revenue (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Segment Reporting, Revenue Reconciling Item [Line Items]
Sales and operating revenue	¥ 6,493,212	¥ 7,181,273	¥ 7,213,998
Imaging Products & Solutions
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	756,625	906,439	926,579
Intersegment	4,692	9,185	10,704
Total	761,317	915,624	937,283
Game
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	679,899	744,601	840,793
Intersegment	125,067	120,368	60,993
Total	804,966	864,969	901,786
Mobile Products & Communications
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	622,415	631,514	599,353
Intersegment	262	73	69
Total	622,677	631,587	599,422
Home Entertainment & Sound
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	1,282,728	1,712,324	1,552,697
Intersegment	428	640	370
Total	1,283,156	1,712,964	1,553,067
Devices
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	677,208	771,350	779,240
Intersegment	349,360	380,537	427,848
Total	1,026,568	1,151,887	1,207,088
Pictures
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	656,097	599,654	705,237
Intersegment	1,624	312
Total	657,721	599,966	705,237
Music
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	430,751	457,771	511,097
Intersegment	12,038	12,972	11,519
Total	442,789	470,743	522,616
Financial Services
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	868,971	798,495	838,300
Intersegment	2,924	8,031	13,096
Total	871,895	806,526	851,396
All Other
Segment Reporting, Revenue Reconciling Item [Line Items]
Customers	465,745	449,778	400,321
Intersegment	64,598	70,004	80,904
Total	530,343	519,782	481,225
Corporate and elimination
Segment Reporting, Revenue Reconciling Item [Line Items]
Total	¥ (508,220)	¥ (492,775)	¥ (545,122)

Components of Segment Profit or Loss (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	¥ (67,275)	¥ 199,821	¥ 31,772
Other income	23,478	44,966	43,834
Other expenses	(39,389)	(39,774)	(48,694)
Consolidated income (loss) before income taxes	(83,186)	205,013	26,912
Imaging Products & Solutions
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	18,592	52,439	40,857
Game
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	29,302	48,494	(55,506)
Mobile Products & Communications
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	7,246	5,321	(50,724)
Home Entertainment & Sound
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	(203,211)	(73,205)	(70,849)
Devices
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	(22,126)	34,893	9,853
Pictures
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	34,130	38,669	42,814
Music
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	36,887	38,927	36,513
Financial Services
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	131,421	118,818	162,492
All Other
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	(54,082)	(13,839)	(28,454)
Operating Segments
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	(21,841)	250,517	86,996
Corporate and elimination
Segment Reporting, Reconciling Item for Operating Profit (Loss) from Segment to Consolidated [Line Items]
Operating income (loss)	¥ (45,434)	¥ (50,696)	¥ (55,224)

Components of Other Significant Items (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies	¥ (121,697)	¥ 14,062	¥ (30,235)
Depreciation and amortization	319,594	325,366	371,004
Imaging Products & Solutions
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies	(154)	(157)	(1,037)
Depreciation and amortization	35,951	36,666	50,323
Mobile Products & Communications
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies	(57,680)	4,155	(34,514)
Depreciation and amortization	9,015	8,974	10,606
Home Entertainment & Sound
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies	(64,078)	7,214	387
Depreciation and amortization	27,358	29,314	53,792
Devices
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies	(44)	27	3
Depreciation and amortization	116,971	106,824	120,866
Pictures
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies	(516)	2,483	4,347
Depreciation and amortization	10,825	7,996	8,427
Music
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies	(372)	(265)	(80)
Depreciation and amortization	10,789	12,166	13,427
Financial Services
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies	(1,252)	(1,961)	(1,345)
Depreciation and amortization	56,322	62,077	56,531
All Other
Segment Reporting, Other Significant Reconciling Item [Line Items]
Equity in net income (loss) of affiliated companies	2,399	2,566	2,004
Depreciation and amortization	19,548	21,574	22,420
Game
Segment Reporting, Other Significant Reconciling Item [Line Items]
Depreciation and amortization	10,848	13,649	12,352
Operating Segments
Segment Reporting, Other Significant Reconciling Item [Line Items]
Depreciation and amortization	297,627	299,240	348,744
Corporate
Segment Reporting, Other Significant Reconciling Item [Line Items]
Depreciation and amortization	¥ 21,967	¥ 26,126	¥ 22,260

Sales and Operating Revenue to External Customers by Product Category in CPS and PDS Segments (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Revenue from External Customer [Line Items]
Sales and operating revenue	¥ 6,493,212	¥ 7,181,273	¥ 7,213,998
Imaging Products & Solutions
Revenue from External Customer [Line Items]
Operating revenue from external customers	756,625	906,439	926,579
Imaging Products & Solutions | Digital Imaging Products
Revenue from External Customer [Line Items]
Operating revenue from external customers	489,526	628,358	645,354
Imaging Products & Solutions | Professional Solutions
Revenue from External Customer [Line Items]
Operating revenue from external customers	256,871	268,687	272,410
Imaging Products & Solutions | Other Products and Services
Revenue from External Customer [Line Items]
Operating revenue from external customers	10,228	9,394	8,815
Game
Revenue from External Customer [Line Items]
Operating revenue from external customers	679,899	744,601	840,793
Mobile Products & Communications
Revenue from External Customer [Line Items]
Operating revenue from external customers	622,415	631,514	599,353
Mobile Products & Communications | Other Products and Services
Revenue from External Customer [Line Items]
Operating revenue from external customers	5,867	6,314	5,155
Mobile Products & Communications | Mobile Communications
Revenue from External Customer [Line Items]
Operating revenue from external customers	77,732
Mobile Products & Communications | Personal and Mobile Products
Revenue from External Customer [Line Items]
Operating revenue from external customers	538,816	625,200	594,198
Home Entertainment & Sound
Revenue from External Customer [Line Items]
Operating revenue from external customers	1,282,728	1,712,324	1,552,697
Home Entertainment & Sound | Other Products and Services
Revenue from External Customer [Line Items]
Operating revenue from external customers	8,568	9,153	9,791
Home Entertainment & Sound | Televisions
Revenue from External Customer [Line Items]
Operating revenue from external customers	840,359	1,200,487	1,005,934
Home Entertainment & Sound | Audio and Video
Revenue from External Customer [Line Items]
Operating revenue from external customers	433,801	502,684	536,972
Devices
Revenue from External Customer [Line Items]
Operating revenue from external customers	677,208	771,350	779,240
Devices | Other Products and Services
Revenue from External Customer [Line Items]
Operating revenue from external customers	4,209	2,864	3,428
Devices | Semiconductors
Revenue from External Customer [Line Items]
Operating revenue from external customers	375,891	358,396	299,715
Devices | Components
Revenue from External Customer [Line Items]
Operating revenue from external customers	297,108	410,090	476,097
Pictures
Revenue from External Customer [Line Items]
Operating revenue from external customers	656,097	599,654	705,237
Music
Revenue from External Customer [Line Items]
Operating revenue from external customers	430,751	457,771	511,097
Financial Services
Revenue from External Customer [Line Items]
Operating revenue from external customers	868,971	798,495	838,300
All Other
Revenue from External Customer [Line Items]
Operating revenue from external customers	465,745	449,778	400,321
Corporate
Revenue from External Customer [Line Items]
Operating revenue from external customers	¥ 52,773	¥ 109,347	¥ 60,381

Sales and Operating Revenue Attributed to Countries Based on Location of Customers and Long-Lived Assets (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Geographic Reporting Disclosure [Line Items]
Sales and operating revenue, Total	¥ 6,493,212	¥ 7,181,273	¥ 7,213,998
Property, plant and equipment, net	930,998	924,868
Japan
Geographic Reporting Disclosure [Line Items]
Sales and operating revenue, Domestic	2,104,669	2,152,552	2,099,297
Property, plant and equipment, net, Domestic	699,647	684,031
UNITED STATES
Geographic Reporting Disclosure [Line Items]
Sales and operating revenue, Foreign	1,211,849	1,443,693	1,595,016
Property, plant and equipment, net, Foreign	82,914	95,157
Europe
Geographic Reporting Disclosure [Line Items]
Sales and operating revenue, Foreign	1,268,258	1,539,432	1,644,698
Property, plant and equipment, net, Foreign	55,192	39,602
CHINA
Geographic Reporting Disclosure [Line Items]
Sales and operating revenue, Foreign	495,101	562,048	485,512
Property, plant and equipment, net, Foreign	39,388	39,936
Asia Pacific
Geographic Reporting Disclosure [Line Items]
Sales and operating revenue, Foreign	636,489	726,364	708,061
Property, plant and equipment, net, Foreign	37,060	46,894
Other Areas
Geographic Reporting Disclosure [Line Items]
Sales and operating revenue, Foreign	776,846	757,184	681,414
Property, plant and equipment, net, Foreign	¥ 16,797	¥ 19,248

Major Areas in each Geographic Segment excluding Japan, United States and China (Detail)	12 Months Ended
Mar. 31, 2012
Europe
Segment Reporting Information [Line Items]
Major areas in each geographic segment excluding Japan, United States and China	United Kingdom, France, Germany, Russia, Spain and Sweden
Asia Pacific
Segment Reporting Information [Line Items]
Major areas in each geographic segment excluding Japan, United States and China	India, South Korea and Oceania
Other Areas
Segment Reporting Information [Line Items]
Major areas in each geographic segment excluding Japan, United States and China	The Middle East/Africa, Brazil, Mexico and Canada

Valuation and Qualifying Accounts (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012		Mar. 31, 2011		Mar. 31, 2010
Allowance for doubtful accounts and sales returns
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	¥ 90,531		¥ 104,475		¥ 110,383
Additions	33,441		50,345		59,987
Deductions	(49,509)	[1]	(55,106)	[1]	(61,577)	[1]
Other	(3,454)	[2]	(9,183)	[2]	(4,318)	[2]
Balance at end of period	71,009		90,531		104,475
Valuation allowance - Deferred tax assets
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	473,713	[3]	126,253	[3]	120,512	[3]
Additions	469,788	[4]	381,837	[4]	48,372	[4]
Deductions	(22,904)		(28,736)		(40,210)
Other	(52,364)	[5]	(5,641)	[5]	(2,421)	[5]
Balance at end of period	¥ 868,233	[3]	¥ 473,713	[3]	¥ 126,253	[3]

[1]	Reversal including amounts written off.
[2]	Translation adjustment.
[3]	As discussed in Note 21 of the consolidated financial statements, the presentation of deferred income taxes in the consolidated balance sheets have been revised to conform with the presentation as of March 31, 2012, which impacted the presentation of the valuation allowance for the previous fiscal years.
[4]	Including a valuation allowance against deferred tax assets which Sony Ericsson had prior to its acquisition during the fiscal year ended March 31, 2012. Refer to Note 21 of the consolidated financial statements.
[5]	Translation adjustment and the effect of changes in statutory tax rate.